   As filed with the Securities and Exchange Commission on February 16, 2007
                                             Securities Act File No. 333-
                                      Investment Company Act File No. 811-06471
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                       [ ] PRE-EFFECTIVE AMENDMENT NO. _
                       [ ] POST-EFFECTIVE AMENDMENT NO. _

                        (CHECK APPROPRIATE BOX OR BOXES)

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                 (800) 341-2929
                        (AREA CODE AND TELEPHONE NUMBER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                              AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                              WAYNE W. WHALEN, ESQ.
                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700


================================================================================

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

==============================================================================================================================
                               CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
------------------------------------------------------------------------------------------------------------------------------
          TITLE OF SECURITIES                AMOUNT BEING      PROPOSED MAXIMUM       PROPOSED MAXIMUM         AMOUNT OF
           BEING REGISTERED                   REGISTERED      OFFERING PRICE PER     AGGREGATE OFFERING     REGISTRATION FEE
                                                                     UNIT                  PRICE
------------------------------------------ ----------------- --------------------- ----------------------- -------------------
Common Shares ($0.01 par value)                        1,000 $           15.61(1)  $                15,610 $            117.70
------------------------------------------ ----------------- --------------------- ----------------------- -------------------
Auction Preferred Shares ($0.01 par value)                40              25,000   $             1,000,000 $            117.70
------------------------------------------ ----------------- --------------------- ----------------------- -------------------

 (1) Average of high and low reported price for common shares on February 15, 2007.

         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

o Questions and Answers to Shareholders of Van Kampen Trust for Investment Grade Florida Municipals and Van Kampen Trust for Investment Grade Municipals

o Notice of Special Meeting of Shareholders of Van Kampen Trust for Investment Grade Florida Municipals and Van Kampen Trust for Investment Grade Municipals

o Joint Proxy Statement/Prospectus of Van Kampen Trust for Investment Grade Florida Municipals and Van Kampen Trust for Investment Grade Municipals

o Statement of Additional Information regarding the Reorganization of Van Kampen Trust for Investment Grade Florida Municipals into Van Kampen Trust for Investment Grade Municipals

o  Part C Information

o  Exhibits

                                --  MAY 2007  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      TO SHAREHOLDERS OF VAN KAMPEN TRUST
                    FOR INVESTMENT GRADE FLORIDA MUNICIPALS
                                      AND
                                VAN KAMPEN TRUST
                        FOR INVESTMENT GRADE MUNICIPALS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Proxy Statement/ Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      Shareholders of
Van Kampen Trust for Investment Grade Florida Municipals: You are being asked to vote on a reorganization (the "Reorganization") of Van Kampen Trust for Investment Grade Florida Municipals (the "Target Fund") into Van Kampen Trust for Investment Grade Municipals (the "Acquiring Fund"), a closed-end investment company that pursues the same investment objective and has similar investment policies as the Target Fund.

Shareholders of Van Kampen Trust for Investment Grade Municipals: You are being asked to vote on the issuance of common shares of beneficial interest by the Acquiring Fund in connection with the Reorganization.
Q      WHY IS THE
       REORGANIZATION BEING RECOMMENDED?
A      The Board of Trustees of
each Fund has determined that the Reorganization will benefit common shareholders of the Target Fund and the Acquiring Fund. The Target Fund seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. As such, the Target Fund invests substantially all of its total assets in Florida municipal securities, which are exempt from such tax; however, effective January 1, 2007, the State of Florida repealed the intangible personal property tax, thereby eliminating the Florida-specific tax benefit to Florida taxpayers of investing in the Fund. Thus, the Board of Trustees of the Funds has determined that the

Reorganization of the Target Fund into the similar Acquiring Fund would benefit common shareholders. The Target Fund and the Acquiring Fund are similar. Each Fund's investment objective is to seek to provide shareholders with a high level of current income exempt from federal income taxes, consistent with preservation of capital. Each Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment. Each Fund is managed by the same investment advisory personnel. After the Reorganization, it is anticipated that common shareholders of each Fund will experience a reduced overall operating expense ratio, as certain fixed administrative costs will be spread across the combined fund's larger asset base. In addition, it is anticipated that shareholders of the Target Fund will benefit from increased diversification as a result of the Reorganization. It is not anticipated that the Reorganization will directly benefit holders of preferred shares of the Funds; however, it is anticipated that preferred shareholders will not be adversely effected by the Reorganization, and none of the expenses of the Reorganization will be borne by preferred shareholders.
Q      HOW WILL THE
REORGANIZATION AFFECT ME?
A      Assuming shareholders of
the Target Fund approve the Reorganization and shareholders of the Acquiring Fund approve the issuance of common shares of beneficial interest by that Fund, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund and the Target Fund will dissolve.

Shareholders of the Target Fund: You will become a shareholder of the Acquiring Fund. If you are a holder of common shares of the Target Fund, you will receive newly-issued common shares of the Acquiring Fund, and if you are a holder of preferred shares of the Target Fund, you will receive newly-issued preferred shares of the Acquiring Fund. The aggregate net asset value of the common shares you receive in the Reorganization will equal the aggregate net asset value of the common shares you own immediately prior to the Reorganization less the costs of the Reorganization (though you may receive cash for fractional shares). The aggregate liquidation preference of the preferred shares you receive in the Reorganization will equal the aggregate liquidation preference of the preferred shares you own immediately prior to the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization, although such certificates will be available upon request.

Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.
Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?
A      You will pay no sales loads
or commissions in connection with the Reorganization. However, if the Reorganization is completed, the costs associated with the Reorganization, including the costs associated with the shareholder meeting, will be borne by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a consequence of the Reorganization.
Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?
A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.
Q      WHY IS THE VOTE OF
COMMON SHAREHOLDERS OF THE ACQUIRING FUND BEING SOLICITED?
A      Although the Acquiring
Fund will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange and the Chicago Stock Exchange, on which the Acquiring Fund's common shares are listed, require the common shareholders of the Acquiring Fund to approve the issuance of additional common shares of beneficial interest by the Acquiring Fund in connection with the Reorganization. If the issuance of additional common shares of the Acquiring Fund is not approved, the Reorganization will not occur.
Q      HOW DOES THE BOARD OF
       TRUSTEES OF MY FUND SUGGEST I VOTE?
A      After careful consideration,
the Board of Trustees of each Fund recommend that you vote "FOR" each of the items proposed.
Q      HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by
mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q      WHOM DO I CONTACT FOR
       FURTHER INFORMATION?
A      You can contact your
financial adviser for further information. You may also call Van Kampen's Client Relations Department at (800) 341-2929 (Telecommunication Device for the Deaf users may call (800) 421-2833) or visit our web site at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

SHAREHOLDERS OF VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS:

APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain."

COMMON SHAREHOLDERS OF VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS:

APPROVAL OF ISSUANCE OF COMMON SHARES - mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          FOR    AGAINST    ABSTAIN
1.   The proposal to      [ ]      [ ]        [ ]      2. The proposal to approve the issuance of
     approve the                                          Common Shares.
     Reorganization.

                                                           FOR    AGAINST    ABSTAIN
                                                           [ ]   [ ]     [ ]
                                                        4.
                                                           To transact such other business as may
                                                           properly come before the Meeting.

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                     VAN KAMPEN TRUST FOR INVESTMENT GRADE
                               FLORIDA MUNICIPALS
                                      AND
                     VAN KAMPEN TRUST FOR INVESTMENT GRADE
                                   MUNICIPALS
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2007

  Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen Trust for Investment Grade Florida Municipals (the "Target Fund") and Van Kampen Trust for Investment Grade Municipals (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on May 18, 2007 at 10:00 a.m. for the following purposes:

For shareholders of the Target Fund:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Target Fund under applicable state law;

For common shareholders of the Acquiring Fund:

    2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement; and

For shareholders of both funds:

    3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on March 23, 2007 are entitled to vote at the Special Meeting or any adjournment thereof.

  THE BOARD OF TRUSTEES OF EACH FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD OF TRUSTEES OF THE TARGET FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

    - FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  THE BOARD OF TRUSTEES OF THE ACQUIRING FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:

    - FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND IN CONNECTION WITH THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                                       For the Board of Trustees,

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen Trust for Investment Grade
                                         Florida Municipals
                                       Van Kampen Trust for Investment Grade
                                         Municipals
March   , 2007
                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
          ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS
                        BY TELEPHONE OR VIA THE INTERNET
                       NO MATTER HOW MANY SHARES YOU OWN.

THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                SUBJECT TO COMPLETION -- DATED FEBRUARY 16, 2007

                        JOINT PROXY STATEMENT/PROSPECTUS

                     VAN KAMPEN TRUST FOR INVESTMENT GRADE

                               FLORIDA MUNICIPALS

                                      AND

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

                          1221 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10020

                                 (800) 341-2929

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                                  MAY 18, 2007

  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen Trust for Investment Grade Florida Municipals (the "Target Fund") or Van Kampen Trust for Investment Grade Municipals (the "Acquiring Fund"). A joint special meeting of shareholders of the Funds (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on May 18, 2007 at 10:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of each Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is April 3, 2007.

  The purposes of the Special Meeting are:

  For shareholders of the Target Fund:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and the Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of the Target Fund under applicable state law;

  For common shareholders of the Acquiring Fund:

    2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement; and

  For shareholders of both funds:

    3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  The Reorganization Agreement that you are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus as the "Reorganization." The Reorganization seeks to combine two similar funds to achieve certain economies of scale and other operational efficiencies, and the Target Fund shareholders will benefit from increased diversification. Each Fund pursues the same investment objective to seek to provide shareholders with a high level of current income exempt from federal income taxes, consistent with preservation of capital. The Acquiring Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment. The Target Fund invests substantially all of its total assets in Florida municipal securities rated investment grade at the time of investment. The Target Fund and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds."

  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares") and newly-issued auction preferred shares of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and Acquiring Fund APS to holders of auction preferred shares of the Target Fund ("Target Fund APS") (the Target Fund APS and the Acquiring Fund APS are sometimes referred to herein collectively as "Preferred Shares" or as "APS"), and will then terminate its registration under the 1940 Act, and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares), and the aggregate liquidation preference of the Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of the Target Fund APS held immediately prior to the Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  In connection with the Reorganization, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

  The Board of Trustees of each Fund has determined that including both proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Funds' shareholders.

  In the event that Target Fund shareholders do not approve the Reorganization or Acquiring Fund common shareholders do not approve the issuance of Acquiring Fund Common Shares, the Target Fund will continue to exist and the Board of Trustees of the Target Fund will consider what additional action, if any, to take.

  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS. Please read it carefully and retain it for future reference. A Statement of
Additional Information, dated March   , 2007, relating to this Joint Proxy
Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call (800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive offices of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.

  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

  The Acquiring Fund Common Shares are listed on the NYSE and the CHX under the ticker symbol "VGM" and will continue to be so listed subsequent to the Reorganization. The Target Fund Common Shares are listed on the NYSE and the CHX under the ticker symbol "VTF." Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE,

20 Broad Street, New York, New York 10005 or the officers of the CHX, 440 South LaSalle Street, Chicago, Illinois, 60605.

  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Common Shares and the Acquiring Fund APS in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  The date of this Joint Proxy Statement/Prospectus is March   , 2007.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    7
PROPOSAL 1: REORGANIZATION OF THE TARGET FUND...............   13
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   15
  Market Risk...............................................   15
  Interest Rate Risk........................................   16
  Credit Risk...............................................   16
  Income Risk...............................................   17
  Nonpayment Risk...........................................   17
  Call Risk.................................................   17
  Municipal Securities Risk.................................   17
  Florida Municipal Securities Risk.........................   17
  Risks of Using Strategic Transactions.....................   18
  Manager Risk..............................................   18
  Market Discount Risk......................................   18
  Leverage Risk.............................................   19
  Anti-Takeover Provisions..................................   20
  Special Risks Related to Preferred Shares.................   20
COMPARISON OF THE FUNDS.....................................   21
  Investment Objective and Policies.........................   21
  Other Investment Practices and Policies...................   27
  Investment Restrictions...................................   34
  Management of the Funds...................................   36
  Other Service Providers...................................   39
  Capitalization............................................   40
  Additional Information about Common Shares of the Funds...   41
  Additional Information about Preferred Shares of the
    Funds...................................................   44
  Governing Law.............................................   48
  Certain Provisions of the Declaration of Trust............   49
  Conversion to Open-End Funds..............................   50
  Voting Rights.............................................   51
  Financial Highlights......................................   52
INFORMATION ABOUT THE REORGANIZATION........................   54
  General...................................................   54
  Terms of the Reorganization Agreement.....................   56

                                                              PAGE
                                                              ----
  Material U.S. Federal Income Tax Consequences of the
    Reorganization..........................................   58
  Shareholder Approval......................................   60
PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON
  SHARES....................................................   61
  Shareholder Approval......................................   61
OTHER INFORMATION...........................................   62
  Voting Information and Requirements.......................   62
  Shareholder Information...................................   64
  Section 16(a) Beneficial Ownership Reporting Compliance...   64
  Shareholder Proposals.....................................   64
  Solicitation of Proxies...................................   65
  Legal Matters.............................................   65
  Other Matters to Come Before the Meeting..................   65
EXHIBIT I: DESCRIPTION OF SECURITIES RATINGS................  I-1

 ------------------------------------------------------------------------------
                                    SUMMARY
 ------------------------------------------------------------------------------

  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATION OF THE TARGET FUND

  THE PROPOSED REORGANIZATION. The Board of Trustees of each Fund, including the trustees who are not "interested persons," as defined in the 1940 Act, of each Fund, has unanimously approved the Reorganization Agreement. If the shareholders of the Target Fund approve the Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares (see "Proposal 2: Issuance of Additional Acquiring Fund Common Shares"), Acquiring Fund Common Shares and Acquiring Fund APS will be issued to holders of Target Fund Common Shares and Target Fund APS, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund APS held immediately prior to the Reorganization.

  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION. The Target Fund seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. As such, the Target Fund invests substantially all of its total assets in Florida municipal securities, which are exempt from such tax; however, effective January 1, 2007, the State of Florida repealed the intangible personal property tax, thereby eliminating the Florida-specific tax benefit to Florida taxpayers of investing in the Fund. Thus, the Board of Trustees of the Funds has determined that the Reorganization of the Target Fund into the similar Acquiring Fund would benefit common shareholders. The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies, and the Target Fund shareholders will benefit from greater diversification.

  Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. Each Fund invests primarily in investment grade municipal securities. The investment objective of each Fund is to seek to provide shareholders with a high level of current income exempt from federal income taxes, consistent with preservation of capital. The Target Fund also seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. The Target Fund intends to achieve its investment objective primarily by investing in a portfolio of Florida municipal securities which the Target Fund's investment adviser believes does not involve undue risk to income or principal. Under normal market conditions, the Target Fund invests substantially all of its total assets in Florida municipal securities rated investment grade at the time of investment, but may invest up to 20% of its total assets in non-Florida securities, securities below investment grade (but not lower than B by Standard and Poor's ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Ratings, Ltd. ("Fitch")) and/or in unrated securities (including securities deemed by the Funds' investment adviser to be investment grade or lower, but not lower than B). The Acquiring Fund seeks to achieve its investment objective primarily by investing in a diversified portfolio of municipal securities which the Acquiring Fund's investment adviser believes does not involve undue risk to income or principal. Under normal market conditions, the Acquiring Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment, but may invest up to 20% of its total assets in securities below investment grade (but not lower than B by S&P, Moody's or Fitch) and/or in unrated securities (including securities deemed by the Funds' investment adviser to be investment grade or lower, but not lower than B). The Acquiring Fund generally will not invest more than 25% of its assets in issuers located in the same state. Each Fund may invest without limit in municipal securities subject to the alternative minimum tax provisions of federal tax law. The Funds are managed by the same investment advisory personnel.

  The proposed Reorganization will combine the assets of these similar funds by reorganizing the Target Fund into the Acquiring Fund. The Board of Trustees of the Target Fund (the "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Target Fund Common Shares. The Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. The Board of Trustees of each Fund believes, based on data presented by Van Kampen Asset Management, investment adviser to each of the Funds (the "Adviser"), that holders of common shares of each Fund will experience a reduced annual operating expense ratio as a result of the Reorganization. The combined fund resulting from the Reorganization will have a larger asset base than either of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund. In addition, shareholders of the Target Fund are expected to benefit from increased diversification.

  The table below illustrates the anticipated reduction in operating expenses experienced by holders of common shares of the Target Fund and the Acquiring Fund that are expected as a result of the Reorganization. The table sets forth
(i) the fees, expenses and distributions to preferred shareholders paid by the Target Fund for the 12-month period ended October 31, 2006, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the 12-month period ended October 31, 2006 and (iii) the pro forma fees, expenses and distributions to preferred shareholders for the Acquiring Fund for the 12-month period ended October 31, 2006, assuming the Reorganization had been completed at the beginning of such period. As shown below, the Reorganization is expected to result in decreased total annual expenses for shareholders of each Fund (although such savings will not be immediately realized (see footnote (c) to the table)).

FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE FOR COMMON SHAREHOLDERS
                      OF THE FUNDS AS OF OCTOBER 31, 2006

                                                   ACTUAL
                                           -----------------------   PRO FORMA
                                           VAN KAMPEN                ----------
                                           TRUST FOR    VAN KAMPEN   VAN KAMPEN
                                           INVESTMENT   TRUST FOR    TRUST FOR
                                             GRADE      INVESTMENT   INVESTMENT
                                            FLORIDA       GRADE        GRADE
                                           MUNICIPALS   MUNICIPALS   MUNICIPALS
                                           ----------   ----------   ----------
Common Shareholder Transaction Expenses(a):
  Maximum Sales Load (as a percentage of
    offering price(b)....................      None         None         None
  Dividend Reinvestment Plan Fees........      None         None         None
Annual Expenses (as a percentage of net
  assets attributable to common shares):
  Investment Advisory Fees(c)............      0.85%        0.87%        0.87%
  Interest Payments on Borrowed Funds....      0.00%        0.00%        0.00%
  Other Expenses.........................      0.42%        0.41%        0.39%
                                             ------       ------       ------
  Total Annual Expenses(c)...............      1.27%        1.28%        1.26%
                                             ------       ------       ------
Distributions:
  Distributions on Preferred Shares(d)...      1.88%        2.10%        2.05%
                                             ------       ------       ------
  Total Annual Expenses and Distributions
    on Preferred Shares..................      3.15%        3.38%        3.31%
                                             ------       ------       ------

---------------

(a)No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.
(b)Common shares purchased in the secondary market may be subject to broker-age commissions or other charges. No sales load will be charged on the issuance of common shares in the Reorganization. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.
(c)In connection with the Reorganization, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and registration statement on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total annual operating expenses as a result of the Reorganization. The Board of Trustees of each Fund and management have agreed to limit the allocation of Reorganization expenses to each Fund based on a maximum payback period of two years. To the extent that the expenses of the Reorganization exceed such amount, the additional expenses of the Reorganization will be borne by the Adviser. The table below summarizes each Fund's net assets (common shares only) at October 31, 2006, projected annual savings to each Fund as a result of the Reorganization, allocation of Reorganization expenses among the Funds and the Adviser in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's net asset value per common share at October 31, 2006. The Acquiring Fund will benefit more from projected annual expense savings of the Reorganization than the Target Fund. The projected annual expense savings are generally not expected to be immediately realized. If a shareholder sells his or her common shares prior to the estimated pay-back period, then that shareholder may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per common share of each Fund will be reduced at the closing date of the Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of the Funds involved in the Reorganization, will be greater for the Acquiring Fund than the Target Fund. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The numbers presented in the table are estimates; actual results may differ.

                                                            REORGANIZATION     ESTIMATED    REDUCTION TO NET
                                NET ASSETS    PROJECTED        EXPENSE          PAYBACK       ASSET VALUE
                                 (COMMON       ANNUAL       ALLOCATION IN        PERIOD        PER COMMON
      FUND                     SHARES ONLY)    SAVINGS    DOLLARS/PERCENTAGE   (IN YEARS)        SHARE
      ----                     ------------   ---------   ------------------   ----------   ----------------
      Target Fund              $200,562,076   $ 20,058       $   40,115/7%        2.00          <  $0.01
      Acquiring Fund           $743,366,993   $148,669       $ 297,338/54%        2.00             $0.01
      The Adviser                                            $ 210,547/39%
      Total Expenses                                         $548,000/100%

---------------

(d)In seeking to enhance the income for its common shareholders, each of the Funds uses preferred shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by preferred shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic auctions as described herein and thus will differ based on varying market conditions at the times of such auctions. As of October 31, 2006, VTF had an outstanding preferred share leverage ratio (i.e., the liquidation preference of preferred shares relative to total assets of such Fund) of approximately 35% and VGM had an outstanding preferred share leverage ratio of approximately 37%. Assuming the Reorganization was completed as of October 31, 2006, the combined fund on a pro-forma basis would have had a preferred share leverage ratio of approximately 36%. Because the line "Distributions on Preferred Shares" shows preferred share distributions as a percentage of net assets attributable to common shares, the amount shown is affected not only by the applicable preferred share dividend rates and capital gain distribution rates but also by the applicable preferred share leverage ratio of each Fund. Funds with higher preferred share leverage ratios, all other things equal, would have higher "Distributions on Preferred Shares" than funds with lower leverage ratios; and, if the leverage is producing its intended results (i.e., providing more income for common shareholders than its costs), funds with higher preferred share leverage ratios, all other things equal, would have higher distributions on common shares than funds with lower leverage ratios. Thus, the increase in "Distributions on Preferred Shares" for VTF from the actual to the pro forma column is due in part to changes in the expected leverage ratio of the combined fund. The proposed Reorganization is intended to combine the Funds with their existing capital structures, which will result in a weighted combined leverage ratio that each Fund's Board and management believe is within an appropriate range under current market conditions; the combined fund may consider changes to its leverage ratio based on varying market conditions in the future.

  EXAMPLE. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         ------   -------   -------   --------
Van Kampen Trust for Investment Grade
  Florida Municipals...................   $ 13     $ 40      $ 70       $153
Van Kampen Trust for Investment Grade
  Municipals...........................   $ 13     $ 41      $ 70       $155
Pro Forma--Van Kampen Trust for
  Investment Grade Municipals..........   $ 13     $ 40      $ 69       $152

  The example set forth above assumes Common Shares of each Fund were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

  FURTHER INFORMATION REGARDING THE REORGANIZATION. The Target Fund Board has determined that the Reorganization is in the best interests of holders of Target Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of holders of Acquiring Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. It is not anticipated that the Reorganization will directly benefit the holders of Preferred Shares of either Fund; however, the Reorganization will not adversely affect the holders of Preferred Shares of either Fund and the expenses of the Reorganization will not be borne by the holders of Preferred Shares of either Fund. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.

  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.

  The Target Fund Board requests that shareholders of the Target Fund approve the proposed Reorganization at the Special Meeting to be held on May 18, 2007. Shareholder approval of the Reorganization requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and 50% of the outstanding Target Fund APS, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about June 1, 2007, but it may be at a different time as described herein.

  The Target Fund Board recommends that you vote "FOR" the proposed Reorganization.

PROPOSAL 2: ISSUANCE OF ACQUIRING FUND COMMON SHARES

  In connection with the proposed Reorganization described under "Proposal 1:
Reorganization of the Target Fund," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for the newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund APS. The Reorganization will result in no reduction of net asset value of the Acquiring Fund Common Shares, other than the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced overall operating expense ratio as a result of the Reorganization.

  The Acquiring Fund Board requests that shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special Meeting to be held on May 18, 2007. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about June 1, 2007, but it may be at a different time as described herein.

  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.

 ------------------------------------------------------------------------------
                 PROPOSAL 1: REORGANIZATION OF THE TARGET FUND
 ------------------------------------------------------------------------------

  The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies and the Target Fund shareholders will benefit from greater diversification. The Target Fund seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. As such, the Target Fund invests substantially all of its total assets in Florida municipal securities, which are exempt from such tax; however, effective January 1, 2007, the State of Florida repealed the intangible personal property tax, thereby eliminating the Florida-specific tax benefit to Florida taxpayers of investing in the Fund. Thus, the Board of Trustees of the Funds has determined that the Reorganization of the Target Fund into the similar Acquiring Fund would benefit common shareholders.

  Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. Each Fund pursues the same investment objective to seek to provide shareholders with a high level of current income exempt from federal income taxes, consistent with preservation of capital. The Target Fund also seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. The Target Fund intends to achieve its investment objective primarily by investing in a portfolio of Florida municipal securities which the Target Fund's investment adviser believes does not involve undue risk to income or principal. Under normal market conditions, the Target Fund invests substantially all of its total assets in Florida municipal securities rated investment grade at the time of investment. The Acquiring Fund seeks to achieve its investment objective primarily by investing in a diversified portfolio of municipal securities which the Acquiring Fund's investment adviser believes does not involve undue risk to income or principal. Under normal market conditions, the Acquiring Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment. The Acquiring Fund generally will not invest more than 25% of its assets in issuers located in the same state. The Funds are managed by the same investment advisory personnel.

  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund APS, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value on the Target Fund Common Shares held immediately prior to the Reorganization less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund APS held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of the Target Fund will benefit from the Reorganization. In particular, the Target Fund Board believes, based on data presented by the Target Fund's investment adviser, that common shareholders of the Target Fund will experience a reduced annual operating expense ratio as a result of the Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than either Fund has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund. In addition, shareholders of the Target Fund are expected to benefit from improved diversification.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Because each Fund, under normal market conditions, invests substantially all of its total assets in municipal securities rated investment grade at the time of investment, any risks inherent in such investments are equally applicable to both Funds and will apply to the combined fund after the Reorganization. As the Target Fund invests primarily in Florida municipal securities, it is subject to additional risks applicable to such investments. See "-- Florida Municipal Securities Risk." The Reorganization itself is not expected to adversely affect the rights of holders of Common Shares or Preferred Shares of either Fund or to create additional risks.

MARKET RISK

  Market risk is the possibility that the market values of securities owned by each Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Funds to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Funds' outstanding commitments for these securities, the greater the Funds' exposure to market price fluctuations.

INTEREST RATE RISK

  Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

CREDIT RISK

  Credit risk refers to an issuer's ability to make timely payments of interest and principal. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Each Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Each Fund may also invest up to 20% of its total assets in municipal securities that are rated, at the time of investment, BB/Ba or B by S&P, Moody's or Fitch or that are unrated, but determined to be of comparable quality by its investment adviser. To the extent that a Fund may hold securities rated below investment grade, it may be subject to a higher level of credit risk than a fund that holds solely investment grade securities. The credit quality of below-investment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Funds may incur higher expenditures to protect its interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

INCOME RISK

  The income shareholders receive from a Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from such Fund may drop as well.

NONPAYMENT RISK

  Although substantially all of the municipal securities in which the Funds invest are rated investment grade at the time of investment, municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of them municipal security experiencing nonpayment and a potential decrease in the net asset value of a Fund.

CALL RISK

  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds' income and distributions to shareholders.

MUNICIPAL SECURITIES RISK

  Under normal market conditions, the Funds invest primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, each Fund may invest an unlimited portion of its assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

FLORIDA MUNICIPAL SECURITIES RISK

  Since the Target Fund, under normal market conditions, invests substantially all of its total assets in Florida municipal securities, it is more exposed to risks affecting issuers of Florida municipal securities than the Acquiring Fund. Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. The yields of Florida municipal securities may move differently and adversely compared to the yields of overall debt securities markets. The Target Fund had faced the additional risk of investing in Florida Municipal securities that changes in applicable tax laws or tax treatments reduce or eliminate the certain Florida-specific tax benefits. On January 1, 2007, the State of Florida repealed the intangible personal property tax, thereby eliminating the Florida-specific tax benefits to Florida taxpayers of investing in the Fund.

RISKS OF USING STRATEGIC TRANSACTIONS

  Each Fund may engage in certain transactions ("Strategic Transactions") designed to, among other things, reduce its exposure to interest rate movements. For example, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer as a result of its Strategic Transactions. Each Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Funds are not required to use Strategic Transactions and may choose not to do so.

MANAGER RISK

  As with any managed fund, the investment adviser to each Fund may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.

MARKET DISCOUNT RISK

  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.

  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of a Fund may, subject to the terms of its preferred shares, authorize such Fund from time to time to repurchase its common shares in the open market or to tender for its common shares at net asset value. The Board of Trustees of a Fund, in consultation with the Adviser, reviews on a quarterly basis the possibility of open-market repurchases and/or tender offers for such Fund's common shares. Subject to its borrowing restrictions, a Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of a Fund will, in fact, authorize such Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in such Fund's common shares trading at a price which is equal or close to net asset value.

LEVERAGE RISK

  Use of leverage, through the issuance of Preferred Shares, involves certain risks to holders of Common Shares of the Funds. For example, each Fund's issuance of Preferred Shares may result in higher volatility of the net asset value of its Common Shares and potentially more volatility in the market value of its Common Shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the Preferred Shares of a Fund will affect the yield to holders of Common Shares of such Fund. In certain circumstances, when a Fund is required to allocate taxable income to holders of its Preferred Shares, such Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's Common Shares to realize a higher current rate of return than if a Fund were not leveraged as long as such Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Dividend) paid on its Preferred Shares. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of a Fund's Common Shares, the use of leverage will increase the amount of such gains distributed to holders of a Fund's Common Shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's Preferred Shares approaches the net return on such Fund's investment portfolio, the benefit of leverage to holders of Common Shares of such Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the Preferred Shares of a Fund were to exceed the net return on such Fund's portfolio, holders of Common Shares of such Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing Preferred Shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any Preferred Shares offering) will be borne entirely by holders of such Fund's Common Shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Shares than if a Fund were not leveraged. If a Fund is liquidated, holders of that Fund's Preferred Shares will be entitled to receive liquidating distributions before any distribution is made to holders of Common Shares of such Fund.

  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its Common Shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required Common Share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its Common Shares or its Preferred Shares, such Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its Preferred Shares for any reason and may be required to redeem all or part of its Preferred Shares in the following circumstances:

    - if the asset coverage for the Preferred Shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of Common Shares in tender offers or otherwise, or

    - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the Preferred Shares.

  Redemption of the Preferred Shares or insufficient investment income to make dividend payments, may reduce the net asset value of a Fund's Common Shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

ANTI-TAKEOVER PROVISIONS

  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund.

SPECIAL RISKS RELATED TO PREFERRED SHARES

  AUCTION RISK. The dividend rate for the Preferred Shares of each Fund normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their shares or purchase additional shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers, in which case holders of Preferred Shares may not be able to sell their shares. Also, if holders of Preferred Shares place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if holders of Preferred Shares buy shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their shares than the market rate. Finally, the dividend period for the Preferred Shares may be changed by a Fund, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in Preferred Shares.

  SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of auctions; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide holders of Preferred Shares with a liquid trading market. It may not be possible to sell Preferred Shares between auctions, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Preferred Shares. Preferred Shares may only be transferred outside of auctions to or through broker-dealers or other persons as a Fund permits.

  RATINGS AND ASSET COVERAGE RISKS. Although the Preferred Shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or S&P could downgrade its rating of the Preferred Shares or withdraw its rating at any time, which may make the Preferred Shares less liquid at an auction or in the secondary market. If a Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem preferred shares under certain circumstances in order to meet asset coverage tests.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES

  The Funds pursue the same investment objective and have similar investment policies. Each Fund's investment objective is to seek to provide shareholders with a high level of current income exempt from federal income taxes, consistent with preservation of capital. The Target Fund also seeks to offer its shareholders the opportunity to own securities exempt from Florida intangible personal property taxes.

  Each Fund seeks to achieve its investment objective primarily by investing in a portfolio of municipal securities which the its investment adviser believes does not involve undue risk to income or principal. Under normal market conditions, each Fund invests at least 80% of its total assets in municipal securities. The foregoing policy is a fundamental policy of each Fund and cannot be changed without shareholder approval. In normal market conditions, the Acquiring Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment. In normal market conditions, the Target Fund invests substantially all of its total assets in Florida municipal securities rated investment grade at the time of investment. Each Fund considers securities rated BBB or higher by S&P or Baa or higher by Moody's and equivalent rated short-term obligations to be investment grade. Up to 20% of each Fund's total assets may be invested in securities below investment grade (but not lower than B by S&P, Moody's or Fitch) and/or in unrated municipal securities (including securities deemed by its investment adviser to be investment grade or lower, but not lower than B). Each Fund may be more dependent upon the investment adviser's investment analysis of such unrated municipal securities than is the case with respect to rated municipal securities.

  The foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer or. In determining whether a Fund will retain or sell such a security, the investment adviser may consider such factors as the investment adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  The most significant difference between the Funds is that the Target Fund invests substantially all of its total assets in Florida municipal securities, whereas the Acquiring Fund invests substantially all of its total assets in municipal securities and generally will not invest more than 25% of its assets in issuers located in the same state. As such, the Target Fund is more likely to be affected by adverse political, economic or regulatory developments affecting issuers of Florida municipal securities.

  Each Fund may invest in municipal securities subject to the alternative minimum tax provisions of federal tax law. Neither Fund has established any limit on the percentage of its respective portfolio that may be invested in municipal securities that pay interest subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by either Fund may be taxable under the alternative minimum tax. The Funds may not be suitable investments for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds.

  Each Fund may engage in certain hedging transactions and may purchase and sell put and call options on municipal securities and municipal securities indices. Such transactions are not treated as investments in municipal securities for the purpose of each Fund's policy of investing 80% of its total assets in municipal securities.

  MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, certain territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, not includable in gross income for regular federal income tax purposes. Florida municipal securities are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, exempt from Florida intangible personal property taxes; however, as of January 1, 2007, the State of Florida repealed the intangible personal property tax, thereby eliminating the Florida-specific tax benefit to Florida investors of investing in Florida municipal securities.

  The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

  Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. The Funds may also invest in municipal securities backed by original issue insurance or secondary market insurance (collectively, "insurance").

  The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

  Municipal securities include long-term obligations, often called municipal bonds, as well as short-term municipal notes, participation certificates, municipal leases, and tax-exempt commercial paper. Under normal market conditions, longer-term municipal securities generally provide a higher yield than short-term municipal securities of similar credit quality and therefore each Fund generally emphasizes investments in municipal securities with long-term maturities. There is no limitation as to the maturity of municipal securities in which each Fund may invest. The Adviser may adjust the average maturity of each Fund's portfolio from time to time, depending on its assessment of the relative yields available an securities of different maturities and its expectations of future changes in interest rates.

  Each Fund may also invest in inverse floating rate investments. Inverse floating rate investments are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate investments in which each Fund may invest may include derivative instruments, such as residual interest bonds ("RIBs") or tender option bonds ("TOBs"). Such instruments are typically created by a special purpose trusts that hold long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and the inverse floating residual interests, which are purchased by a Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and a Fund is paid the residual cash flow from the bond held by the special purpose trust. Each Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a "leveraged" inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged inverse floating rate investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause each Fund's net asset value to be more volatile than if it had not invested in inverse floating rate investments. Consistent with applicable SEC guidance, to the extent that a Fund has ongoing obligations to any party in connection with investments in inverse floating rate investments, any such obligations will not be senior securities for purposes of the 1940 Act or borrowings for purposes of a Fund's limitations on borrowings provided that the Fund segregates an amount of cash and/or liquid securities equal in value to its obligations in respect of such inverse floating rate investments. Each Fund will not invest more than 15% of its net assets in inverse floating rate investments.

  Each Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment.

  Under normal market conditions, the Target Fund invests substantially all of its total assets in Florida municipal securities. Therefore it is more susceptible to factors adversely affecting issuers of Florida municipal securities than the Acquiring Fund. The Acquiring Fund does not have a policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Acquiring Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Acquiring Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. Included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult.

  There is no limitation on the percentage of either Fund's assets that may be invested in lease obligations that contain non-appropriation clauses. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which may include (1) whether the lease can be cancelled, (2) the ability of the lease obligee to direct the sale of the underlying assets,
(3) the general creditworthiness of the lease obligor, (4) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (5) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (6) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation. The Funds invest in lease obligations which contain non-appropriation clauses only if such obligations are rated investment grade at the time of investment or if the Adviser believes, at the time of investment, such obligations have credit characteristics equivalent to, and to be of comparable quality as, securities that are rated investment grade.

  Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

  TEMPORARY DEFENSIVE STRATEGIES. At times, the Adviser may judge that conditions in the markets for municipal securities make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times the Adviser may use alternative strategies, primarily designed to reduce fluctuations in the value of such Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in other investment grade municipal securities, including liquid, high-quality, short-term municipal securities. If these other municipal securities are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, each Fund may invest in investment grade taxable securities. To the extent that a Fund invests in taxable securities for temporary defensive purposes, that Fund will not be invested in a manner primarily designed to achieve its investment objective of seeking to provide common shareholders with a high level of current income exempt from federal income tax.

  To the extent that the use of certain of these strategies produces taxable income, this taxable income will be distributed on a pro rata basis among the Preferred Shares and the Common Shares. It is impossible to predict whether, or for how long, a Fund will use any such defensive strategies. Further, the yields on such securities may approach or be less than the then current dividend rate payable to preferred shareholders. In such event, the benefit of leverage to the common shareholders will diminish and such Fund's leveraged capital structure may work to the disadvantage of the common shareholders.

OTHER INVESTMENT PRACTICES AND POLICIES

  In connection with the investment objective and policies described above, each Fund may, but is not required to, utilize various other investment strategies as described below to earn income, to facilitate portfolio management and to mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result.

  OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In general, each Fund may purchase and sell (write) options on up to 20% of its assets. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect that Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only enter into OTC options that have a buy-back provision permitting that Fund to require the Counterparty to close the option at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, that Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO").

  If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase that Fund's income. The sale of put options can also provide income.

  Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the OTC markets and related futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by a Fund with respect to securities not owned by that Fund, such Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

  Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  FUTURES CONTRACTS. Each Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  Each Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  Each Fund will not enter into a futures contract or an option on a futures contracts (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which each Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash and/or liquid securities to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, a Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash and/or liquid securities equal to the exercise price.

  OTC options entered into by a Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and that Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, each Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to a Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating cash and/or liquid securities if a Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation could need to be segregated.

  Each Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or gains realized or deemed to be earned or realized, if any, by a Fund from engaging in Strategic Transactions generally will be taxable income of the Fund. Such income earned or realized by either Fund is allocated to the Fund Common Shares and the Fund APS on a pro rata basis.

  "WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. Each Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date such Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund engaging in such transactions relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in such Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for a Fund's portfolio consistent with that Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

INVESTMENT RESTRICTIONS

  Each Fund's investment objective, its investment policy with respect to investing at least 80% of its total assets in municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of a Fund's outstanding Common Shares and of its outstanding Preferred Shares, voting by class, or (ii) 67% of such outstanding Common Shares and of its outstanding Preferred Shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The investment restrictions of the Acquiring Fund are set forth below. Except as noted herein the investment restrictions of the Target Fund are similar. The Acquiring Fund may not:

   1. Invest more than 25% of its assets in a single industry; however, as described in the Fund's prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market.

   2. Issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (3) below or with respect to hedging and risk management transactions or the writing of options within limits described in the Fund's Prospectus.

   3. Borrow money, except for temporary or emergency purposes from banks or for repurchase of the Fund's shares, and then only in an amount not exceeding one-third of the Fund's total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Fund's prospectus.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.

   5. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described in the Fund's prospectus.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.

  12. With respect to 75% of its total assets, purchase any securities (other than tax-exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may from time to time invest 25% or more of its assets in a particular segment of the municipal securities market.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.

  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $116 billion under management or supervision as of December 31, 2006. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.

  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.55% of such Fund's average daily net assets, including assets attributable to Preferred Shares. Because the fees paid to the Adviser are calculated on net assets, including assets attributable to Preferred Shares, the fees earned by the Adviser will be higher when preferred shares are outstanding.

  The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to both the Target Fund and the Acquiring Fund, in addition to providing investment advisory services to both the Target Fund and the Acquiring Fund. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the (i) Acquiring Fund and the Adviser is available in the Acquiring Fund's Annual Report for the period ended October 31, 2006 and (ii) the Target Fund and the Adviser is available in the Target Fund's Annual Report for the period ended October 31, 2006.

  Under a separate accounting services and legal services agreement, the Adviser (or its affiliates) provides accounting and legal services to each Fund. The Adviser (or its affiliates) allocates the cost of such services to each Fund.

  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by members of the Adviser's Municipal Fixed Income team. The Municipal Fixed Income team is made up of established investment professionals. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund's portfolio are Thomas Byron and Robert Wimmel, each a Vice President of the Adviser, and John Reynoldson, an Executive Director of the Adviser.

  Thomas Byron has been associated with the Adviser in an investment management capacity since 1981 and joined the team that manages each Fund in 1997. Robert Wimmel has been associated with the Adviser in an investment management capacity since 1996 and joined the team that manages each Fund in 2001. John Reynoldson has been associated with the Adviser in an investment management capacity since 1987 and joined the team that manages each Fund in 2001.

  Mr. Byron is the lead portfolio manager of each Fund. Messrs. Wimmel and Reynoldson are co-portfolio managers of each Fund. All team members are responsible for the day-to-day management of each Fund and for the execution of the overall strategy of each Fund.

  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund.

  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

  LEGAL PROCEEDINGS INVOLVING THE ADVISER. The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants individual trustees of certain Van Kampen funds. The named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motions to dismiss the direct action and the motion to dismiss another derivative action, brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed, subject to court approval, that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The court has approved a notice to shareholders regarding the dismissal.

  The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. While defendants believe they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of the litigation.

OTHER SERVICE PROVIDERS

  CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company is the custodian for each Fund. Its principal business address is One Lincoln Street, Boston, Massachusetts, 02111. Computershare Trust Company, N.A., c/o Computershare Investor Services, P.O. Box 43011, Providence, Rhode Island, 02940-3011, is the transfer agent, dividend disbursing agent and registrar for the Common Shares of each Fund. Deutsche Bank Trust Company Americas ("Deutsche Bank"), 280 Park Avenue, New York, New York 10017, is the auction agent and dividend paying agent for each Fund's APS.

CAPITALIZATION

  The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees. The table below sets forth the capitalization of the Target Fund and the Acquiring Fund as of October 31, 2006, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date.

               CAPITALIZATION AS OF OCTOBER 31, 2006 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                 ACTUAL             PRO FORMA
                                       --------------------------   ----------
                                        VAN KAMPEN     VAN KAMPEN   VAN KAMPEN
                                         TRUST FOR     TRUST FOR    TRUST FOR
                                        INVESTMENT     INVESTMENT   INVESTMENT
                                       GRADE FLORIDA     GRADE        GRADE
                                        MUNICIPALS     MUNICIPALS   MUNICIPALS
                                       -------------   ----------   ----------
NET ASSETS CONSIST OF:
  Common Shares ($.01 par value)*....    $    117       $    438    $      556
  Paid in surplus....................     181,662        664,624       846,044
  Net unrealized appreciation........      19,011         72,245        91,256
  Accumulated undistributed net
    investment income................         249          2,330         2,579
  Accumulated net realized gain
    (loss)...........................        (477)         3,730         3,253
  NET ASSETS APPLICABLE TO
    COMMON SHARES....................     200,562        743,367       943,688**
  PREFERRED SHARES ($.01 par value,
    with liquidation preference of
    $25,000)*........................     106,000        430,000       536,000
  NET ASSETS INCLUDING PREFERRED
    SHARES...........................     306,562      1,173,367     1,479,688

---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.

** Reflects a non-recurring cost associated with the Reorganization of approximately $548,000, with $40,115 to be borne by Target Fund common shareholders, $297,338 to be borne by Acquiring Fund common shareholders and $210,547 to be borne by the Adviser, assuming the Reorganization is approved and completed.

           OUTSTANDING SECURITIES OF THE FUNDS AS OF OCTOBER 31, 2006

                                                                  AMOUNT OUTSTANDING
                                                 AMOUNT HELD      EXCLUSIVE OF AMOUNT
                                  AMOUNT       BY FUND FOR ITS         SHOWN IN
TITLE OF CLASS                  AUTHORIZED       OWN ACCOUNT        PREVIOUS COLUMN
--------------                  ----------     ---------------    -------------------
Van Kampen Trust for
  Investment Grade Florida
  Municipals
  Common Shares.............      Unlimited           0               11,711,732
  Preferred Shares..........    100,000,000           0                    4,240
Van Kampen Trust for
  Investment Grade
  Municipals
  Common Shares.............      Unlimited           0               43,799,086
  Preferred Shares..........    100,000,000           0                   17,200

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS

  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any preferred shares of a Fund are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions.

  PURCHASE AND SALE. Purchase and sale procedures for the Common Shares of each of the Funds are identical. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE or CHX, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA The following table sets forth the high and low sales prices for Common Shares of each Fund on the NYSE for each full quarterly period within each Fund's two most recent fiscal years and for the first fiscal quarter of the current fiscal year of each Fund, along with the net asset value and discount or premium to net asset value for each quotation.

                                           TARGET FUND
                                      ----------------------
                                      NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------  ----------   ---------   ----------   ---------   ---------   ----------
January 31, 2007......     $           $                 %      $           $                 %
October 31, 2006......     $14.95      $17.13       (12.73)     $14.32      $16.71       (14.30)
July 31, 2006.........     $14.89      $16.86       (11.68)     $14.04      $16.48       (14.81)
April 30, 2006........     $15.27      $17.12       (10.81)     $14.50      $16.70       (13.17)
January 31, 2006......     $14.89      $17.11       (12.97)     $14.09      $16.77       (15.98)
October 31, 2005......     $15.32      $17.50       (12.46)     $14.41      $16.89       (14.68)
July 31, 2005.........     $15.34      $17.63       (12.99)     $14.79      $17.24       (14.21)
April 30, 2005........     $15.52      $17.78       (12.71)     $14.48      $16.83       (13.96)
January 31, 2005......     $15.67      $17.51       (10.51)     $14.85      $16.92       (12.23)

                                          ACQUIRING FUND
                                      ----------------------
                                      NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------  ----------   ---------   ----------   ---------   ---------   ----------
January 31, 2007......     $           $                 %      $           $                 %
October 31, 2006......     $15.05      $16.97       (11.31)     $14.42      $16.52       (12.71)
July 31, 2006.........     $14.81      $16.64       (11.00)     $14.02      $16.23       (13.62)
April 30, 2006........     $14.91      $16.89       (11.72)     $14.45      $16.44       (12.10)
January 31, 2006......     $14.97      $16.84       (11.10)     $14.14      $16.49       (14.25)
October 31, 2005......     $15.20      $17.38       (12.54)     $14.31      $16.79       (14.77)
July 31, 2005.........     $15.17      $17.49       (13.26)     $14.72      $17.13       (14.07)
April 30, 2005........     $15.40      $17.70       (12.99)     $14.27      $16.81       (15.11)
January 31, 2005......     $15.40      $17.45       (11.75)     $14.72      $16.93       (13.05)

  As of [         ], 2007, (i) the net asset value per share for Target Fund
Common Shares was $[     ] and the market price per share was $[    ],
representing a discount to net asset value of [     ]), and (ii) the net asset
value per share for Acquiring Fund Common Shares was $[     ] and the market
price per share was $[     ], representing a discount to net asset value of
[     ]).

  Common Shares of the Target Fund have traded at both a discount and a premium to net asset value since the Target Fund's inception. Common Shares of the Acquiring Fund have historically traded at a discount to net asset value. In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of either Fund will, in fact, authorize the Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.

  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their respective Common Shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its Common Shares of substantially all of such Fund's net investment income remaining after the payment of dividends on any outstanding Preferred Shares. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of such Fund. Each Fund is required to allocate net capital gains and other taxable income, if any, received by the Fund among its Common Shares and Preferred Shares on a pro rata basis in the year for which such capital gains and other income is realized.

  Expenses of each Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any Preferred Shares of a Fund outstanding, such Fund may declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (1) all accrued Preferred Shares dividends have been paid and
(2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund may be required to comply with other asset coverage requirements as a condition of a Fund obtaining a rating of its Preferred Shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of a Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem Preferred Shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the Preferred Shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company.

  For information concerning the manner in which dividends and distributions to holders of a Fund's Common Shares may be reinvested automatically in such Fund's Common Shares, see "-- Dividend Reinvestment Plan" below.

  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan," and collectively the "Plans") pursuant to which holders of Common Shares may elect to have all distributions of dividends and all capital gains automatically reinvested in Common Shares pursuant to such Plan. The Plans for the Target Fund and the Acquiring Fund are similar. Unless common shareholders elect to participate in a Plan, all common shareholders will receive distributions of dividends and capital gains in cash. Computershare Trust Company, N.A., as plan agent (the "Plan Agent"), serves as agent for the holders of Common Shares of each Fund in administering the Plans.

  After the Reorganization, a holder of shares of a Fund who currently receives dividends in cash will continue to receive dividends in cash; all holders who elect to participate in the Plan of a Fund will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.

ADDITIONAL INFORMATION ABOUT PREFERRED SHARES OF THE FUNDS

  GENERAL. Both Target Fund APS and Acquiring Fund APS are preferred shares of beneficial interest which entitle their holders to receive dividends when, as and if declared by the Board of Trustees of such Fund out of funds legally available therefor, at a rate per annum that may vary for successive dividend periods. Both Funds' APS have a liquidation preference of $25,000 per share. Neither Target Fund APS nor Acquiring Fund APS are traded on a stock exchange or over-the-counter. Holders of each Fund's APS do not have preemptive rights to purchase any shares of APS, or any other preferred shares that might be issued. The net asset value per share of a Fund's Preferred Shares equals its liquidation preference plus accumulated but unpaid dividends per share.

  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has priority over another to the distribution of assets of the Fund or the payment of dividends. The Target Fund currently has two series of APS outstanding, Series A APS and Series B APS. Except as described in the Prospectus offering Target Fund APS, the terms of each series of Target Fund APS are the same. The Acquiring Fund currently has seven series of APS outstanding, Series A APS, Series B APS, Series C APS, Series D APS, Series E APS, Series F APS and Series G APS. Except as described in the Prospectus offering Acquiring Fund APS, the terms of each series of Acquiring Fund APS are the same. If the Reorganization is approved and completed, the combined fund will have nine series of APS. The Acquiring Fund will issue Series H APS and Series I APS in exchange for Target Fund APS. The aggregate liquidation preference of each series will equal the aggregate liquidation preference of the existing shares that the respective series replaces. The number of days in the regular dividend period for each series, the number of shares in each series and the liquidation preference per share will be similar to the existing preferred shares.

  PURCHASE AND SALE. APS of the Acquiring Fund and APS of the Target Fund are purchased or sold using similar procedures. Series A APS of the Target Fund and Series C APS and Series D APS of the Acquiring Fund generally are purchased and sold through auctions generally conducted on the first business day of each calendar month by Deutsche Bank, as the auction agent for the applicable Fund's APS (the "Auction Agent") unless the applicable Fund elects to declare a special dividend period. Series B APS of the Target Fund and Series A APS, Series B APS, Series E APS, Series F APS and Series G APS of the Acquiring Fund generally are purchased and sold through auctions generally conducted every 28 days by the Auction Agent unless the applicable Fund elects to declare a special dividend period. Unless otherwise permitted by the Funds, existing and potential holders of each Fund's APS only may participate in auctions through broker-dealers who have entered into agreements with the APS Auction Agent ("Broker-Dealers"). Broker-Dealers submit the orders of their respective customers who are existing and potential holders of APS to the Auction Agent. On or prior to each auction date for the APS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold APS to its Broker-Dealer. Outside of these auctions, shares of APS may be purchased or sold through Broker-Dealers for the APS in a secondary trading market maintained by the Broker-Dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the APS of either Fund.

  DIVIDENDS AND DISTRIBUTIONS. The holders of the APS are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefore, cumulative cash dividends on their shares. Dividends on a Fund's APS so declared and payable shall be paid in preference to and in priority over any dividends so declared and payable on such Fund's Common Shares.

  Both Funds are required to allocate net capital gains and other taxable income, if any, proportionately among Common Shares and APS. The amount of taxable income allocated to the APS depends upon the amount of such income realized by each Fund, but is generally not expected to be significant.

  In normal circumstances, whenever a Fund intends to include any net capital gains or other taxable income in any dividend on APS, such Fund will notify the Auction Agent of the amount to be so included prior to the Auction establishing the applicable rate for such dividend. The Auction Agent will in turn notify each broker-dealer who will notify existing and potential holders of each Fund's APS. As a result, auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If a Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to its APS without having given advance notice thereof, as described above, by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the Fund's outstanding APS or (iii) the liquidation of the Fund, the Fund will make certain payments to holders of its APS to which such allocation was made to substantially offset the tax effect thereof. In no other instances will the relevant Fund be required to make payments to holders of APS to offset the tax effect of any reallocation of net capital gains or other taxable income.

  While the Funds normally utilize the auction procedures described above, each Fund may utilize special dividend periods in certain circumstances to set the dividend rate.

  DIVIDEND RATES. The following table provides information about the dividend rates for each Fund's Preferred Shares as of a recent auction.

AUCTION DATE       PREFERRED SHARES        RATE
------------       ----------------        ----
[  ]           Target Fund APS--Series A   [  ]
[  ]           Target Fund APS--Series B   [  ]
              Acquiring Fund APS--Series
[  ]                       A               [  ]
              Acquiring Fund APS--Series
[  ]                       B               [  ]
              Acquiring Fund APS--Series
[  ]                       C               [  ]
              Acquiring Fund APS--Series
[  ]                       D               [  ]
              Acquiring Fund APS--Series
[  ]                       E               [  ]
              Acquiring Fund APS--Series
[  ]                       F               [  ]
              Acquiring Fund APS--Series
[  ]                       G               [  ]

  The dividend rates in effect at the closing of the Reorganization will be the rates determined in the auction most recently proceeding such closing.

  RATINGS. The Target Fund APS and the Acquiring Fund APS have each been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for Preferred Shares, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's Preferred Shares, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the Preferred Shares. For so long as any shares of the Target Fund APS or Acquiring Fund APS are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

  REDEMPTIONS. The redemption provisions pertaining to each Fund's Preferred Shares are similar. It is anticipated that shares of each Fund's Preferred Shares will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Each Fund's Preferred Shares are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for the Preferred Shares specified by Moody's and S&P in connection with their issuance of ratings on the Preferred Shares. The liquidation preference per share of each Fund's APS is $25,000.

  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of each Fund's Preferred Shares will be entitled to receive, out of the assets of such Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's Common Shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to the Preferred Shares, the liquidation preference of such Preferred Shares, together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of Preferred Shares will be entitled to no other payments except for any Additional Dividends. The liquidation preference per share of each Fund's APS is $25,000. If the assets of a Fund are insufficient to make the full liquidation payment on the Preferred Shares of such Fund and liquidation payments on any other outstanding class or series of preferred shares of such Fund ranking on a parity with the Preferred Shares as to payment upon liquidation, then such assets will be distributed among the holders of Preferred Shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

  ADDITIONAL INFORMATION. For additional information, Target Fund shareholders should consult the Reorganization Statement of Additional Information, which contains a more complete summary of the terms of the Acquiring Fund APS, and the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information. Acquiring Fund APS issued in connection with the Reorganization will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganization, will be amended to reflect the creation of new series and the issuance of additional Acquiring Fund APS.

GOVERNING LAW

  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Target Fund was organized on January 21, 1992 and commenced operations on March 27, 1992; the Acquiring Fund was organized on November 13, 1991 and commenced operations on January 24, 1992.

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.

  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such trustee and entitled to vote on the matter.

  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment
Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND

  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares, each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the Common Shares would cease to be listed on the NYSE, AMEX, CHX, NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.

VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's Common Shares. Holders of each Fund's Common Shares are entitled to one vote for each share held.

  Holders of Preferred Shares of Fund, voting as a class, are entitled to elect two of each Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's Preferred Shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, are entitled to elect a majority of the Fund's Trustees until all dividends have been paid or declared and set apart for payment. Except as set forth above under "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's Preferred Shares, holders of Preferred Shares have no other voting rights. When holders of a Fund's Preferred Shares are entitled to vote, they are also entitled to cast one vote per share held.

  The Certificate of Vote establishing the Preferred Shares of each Fund provides that such Fund shall not take certain actions relating to the preferences, rights or powers of holders of such Fund's Preferred Shares without the affirmative vote of the holders of a majority of the outstanding Preferred Shares. Additionally, an affirmative vote of a majority of the outstanding shares of each series of Preferred Shares, each voting separately as a class, is required with respect to any matter that materially affects the series in a manner different from that of other series of such Fund's Preferred Shares. For additional information with respect to the voting rights of holders of Acquiring Fund APS, Target Fund shareholders should consult the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information.

FINANCIAL HIGHLIGHTS

  TARGET FUND. The following schedule presents financial highlights for one Target Fund Common Share outstanding throughout the periods indicated.

                                                                    YEAR ENDED OCTOBER 31
                             2006        2005      2004      2003      2002      2001      2000      1999       1998       1997
                             ----        ----      ----      ----      ----      ----      ----      ----       ----       ----
NET ASSET VALUE, BEGINNING
 OF THE PERIOD............  $ 16.91     $ 17.37   $ 17.16   $ 17.79   $ 17.69   $ 16.53   $ 16.00   $ 17.89   $  17.71   $  17.32
                            -------     -------   -------   -------   -------   -------   -------   -------   --------   --------
 Net Investment Income....     1.07(a)     1.01      1.05      1.10      1.20      1.16      1.25      1.26       1.28       1.30
 Net Realized and
   Unrealized Gain/Loss...      .27        (.42)      .57       .04       .12      1.40       .60     (1.79)       .26        .50
Common Share Equivalent of
 Distributions Paid to
 Preferred Shareholders:
 Net Investment Income....     (.31)       (.23)     (.11)     (.04)     (.14)     (.27)     (.38)     (.30)      (.34)      (.32)
                            -------     -------   -------   -------   -------   -------   -------   -------   --------   --------
Total from Investment
 Operations...............     1.02         .36      1.50      1.03      1.16      2.19      1.47      (.85)      1.19       1.46
Distributions Paid to
 Common Shareholders:
 Net Investment Income....     (.77)       (.82)    (1.03)    (1.10)     (.97)     (.83)     (.94)     (.99)      (.99)      (.99)
 Net Realized Gain........     (.04)        -0-      (.26)     (.56)     (.09)     (.20)      -0-      (.05)      (.02)      (.08)
                            -------     -------   -------   -------   -------   -------   -------   -------   --------   --------
NET ASSET VALUE, END OF
 THE PERIOD...............  $ 17.12     $ 16.91   $ 17.37   $ 17.16   $ 17.79   $ 17.69   $ 16.53   $ 16.00   $  17.89   $  17.71
                            =======     =======   =======   =======   =======   =======   =======   =======   ========   ========
Common Share Market Price
 at End of the Period.....  $ 14.85     $ 14.52   $ 15.64   $ 16.32   $ 15.80   $ 15.14   $ 13.50   $ 14.75   $ 18.625   $17.1875
Total Return(b)...........    8.03%      -1.97%     3.71%    14.37%    11.63%    20.31%    -2.28%   -15.79%     14.75%     11.00%
Net Assets Applicable to
 Common Shares at End of
 the Period (In
 millions)................  $ 200.6     $ 198.0   $  96.7   $  95.4   $  98.9   $  98.4   $  68.6   $  66.4   $   74.1   $   73.3
Ratio of Expenses to
 Average Net Assets
 Applicable to Common
 Shares(c)................    1.27%       1.54%     1.44%     1.43%     1.52%     2.01%     1.78%     1.73%      1.68%      1.70%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares(c).........    6.33%       5.85%     6.16%     6.33%     6.84%     7.72%     7.76%     7.36%      7.19%      7.47%
Portfolio Turnover........      39%         15%       14%       25%       33%       23%       42%       24%        18%         2%
SUPPLEMENTAL RATIOS:
Ratio of Expenses
 (Excluding Interest and
 Residual Trust Expense)
 to Average Net Assets
 Applicable to Common
 Shares(c)................    1.17%       1.17%     1.27%     1.28%     1.41%     1.55%     1.68%     1.61%      1.58%      1.60%
Ratio of Expenses
 (Excluding Interest and
 Residual Trust Expense)
 to Average Net Assets
 Including Preferred
 Shares(c)................     .73%        .74%      .80%      .82%      .89%      .98%     1.03%     1.02%      1.01%      1.01%
Ratio of Expenses to
 Average Net Assets
 Including Preferred
 Shares(c)................     .83%        .97%      .90%      .91%      .96%     1.14%     1.11%     1.11%      1.09%      1.09%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares(d).........    4.51%       4.51%     5.51%     6.11%     6.05%     5.99%     5.39%     5.59%      5.27%      5.62%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding..............    4,240       4,240     2,240     2,240     2,240     2,240     1,600     1,600        800        800
Asset Coverage Per
 Preferred Share(e).......  $72,359     $71,725   $68,169   $67,613   $69,188   $68,932   $67,875   $66,491   $142,646   $141,590
Involuntary Liquidating
 Preference Per Preferred
 Share....................  $25,000     $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $ 50,000   $ 50,000
Average Market Value Per
 Preferred Share..........  $25,000     $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $ 50,000   $ 50,000

(a) Based on average shares outstanding.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of distributions to preferred shareholders.

(d) Ratios reflect the effect of distributions to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

 ACQUIRING FUND. The following schedule presents financial highlights for one Acquiring Fund Common Share outstanding throughout the periods indicated.

                                                             YEAR ENDED OCTOBER 31,
                                      2006        2005      2004      2003     2002(A)    2001       2000
                                      ----        ----      ----      ----     -------    ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.80     $ 17.34   $ 17.15   $ 17.46   $ 17.51   $ 16.22   $  15.63
                                     -------     -------   -------   -------   -------   -------   --------
 Net Investment Income.............     1.11(a)     1.09      1.09      1.10      1.18      1.25       1.32
 Net Realized and Unrealized
   Gain/Loss.......................     0.47       (0.48)      .31       .09       .18      1.24        .64
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........    (0.29)      (0.22)     (.10)     (.08)     (.10)     (.32)      (.40)
   Net Realized Gain...............    (0.06)       0.00      (.01)     (.03)     (.07)      -0-        -0-
                                     -------     -------   -------   -------   -------   -------   --------
Total from Investment Operations...     1.23        0.39      1.29      1.08      1.19      2.17       1.56
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........    (0.82)      (0.93)    (1.00)    (1.07)    (1.03)     (.88)      (.97)
   Net Realized Gain...............    (0.24)       0.00      (.10)     (.32)     (.21)      -0-        -0-
                                     -------     -------   -------   -------   -------   -------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 16.97     $ 16.80   $ 17.34   $ 17.15   $ 17.46   $ 17.51   $  16.22
                                     =======     =======   =======   =======   =======   =======   ========
Common Share Market Price at End of
 the Period........................  $ 14.94     $ 14.61   $ 15.34   $ 15.58   $ 15.80   $ 14.94   $13.5625
Total Return(b)....................    9.86%       1.31%     5.76%     7.60%    14.56%    16.85%      6.41%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 743.4     $ 736.0   $ 468.3   $ 463.3   $ 471.6   $ 473.0   $  438.1
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.28%       1.17%     1.27%     1.28%     1.41%     1.55%      1.68%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.68%       6.51%     6.43%     6.40%     6.89%     7.37%      8.44%
Portfolio Turnover.................      25%         25%       18%       23%       33%       29%        31%
SUPPLEMENTAL RATIOS:
Ratio of Expenses (Excluding
 Interest and Residual Trust
 Expenses) to Average Net Assets
 Applicable to Common Shares(c)....    1.22%       1.54%     1.44%     1.43%     1.52%     2.01%      1.78%
Ratio of Expenses (Excluding
 Interest and Residual Trust
 Expenses) to Average Net Assets
 Including Preferred Shares(c).....     .79%        .97%      .90%      .91%      .96%     1.14%      1.11%
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................    0.81%       0.74%      .80%      .82%      .89%      .98%      1.03%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    4.94%       5.22%     5.82%     5.92%     6.30%     5.49%      5.86%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................   17,200      17,200    10,600    10,600    10,600    10,600     10,600
Asset Coverage Per Preferred
 Share(e)..........................  $68,253     $67,812   $69,204   $68,721   $69,511   $69,623   $ 66,332
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000     $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000
Average Market Value Per Preferred
 Share.............................  $25,000     $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000

                                         YEAR ENDED OCTOBER 31,
                                       1999       1998       1997
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  17.64   $  17.29   $  16.58
                                     --------   --------   --------
 Net Investment Income.............      1.33       1.35       1.37
 Net Realized and Unrealized
   Gain/Loss.......................     (1.94)       .42        .74
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........      (.32)      (.34)      (.35)
   Net Realized Gain...............      (.02)      (.02)       -0-
                                     --------   --------   --------
Total from Investment Operations...      (.95)      1.41       1.76
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.99)     (1.00)     (1.05)
   Net Realized Gain...............      (.07)      (.06)       -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  15.63   $  17.64   $  17.29
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $13.6875   $  17.00   $ 16.125
Total Return(b)....................   -13.97%     12.40%      8.92%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  422.2   $  476.6   $  467.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.61%      1.58%      1.60%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.87%      7.73%      8.16%
Portfolio Turnover.................       33%        29%        40%
SUPPLEMENTAL RATIOS:
Ratio of Expenses (Excluding
 Interest and Residual Trust
 Expenses) to Average Net Assets
 Applicable to Common Shares(c)....     1.73%      1.68%      1.70%
Ratio of Expenses (Excluding
 Interest and Residual Trust
 Expenses) to Average Net Assets
 Including Preferred Shares(c).....     1.11%      1.09%      1.09%
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.02%      1.01%      1.01%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     6.00%      5.80%      6.06%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    10,600      5,300      5,300
Asset Coverage Per Preferred
 Share(e)..........................  $ 64,827   $139,932   $138,116
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 25,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 25,000   $ 50,000   $ 50,000

(a) Based on average shares outstanding.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Fund, in exchange for Acquiring Fund Common Shares and Acquiring Fund APS to be issued by the Acquiring Fund. The Acquiring Fund will issue and cause to be listed on the NYSE and the CHX additional Acquiring Fund Common Shares. The Acquiring Fund Common Shares issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares less the costs of the Reorganization (though cash may be paid in lieu of any fractional shares). The Acquiring Fund APS issued to the Target Fund will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Fund APS. Upon receipt by the Target Fund of such shares, the Target Fund will (i) distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares and (ii) distribute the Acquiring Fund APS to the holders of Target Fund APS. As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.

  The Target Fund will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by it pro rata to its holders of record of Target Fund Common Shares and Target Fund APS, as applicable, in exchange for such shareholders' shares in the Target Fund. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Fund and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held in an account other than a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Dividend Reinvestment Plan account). In the event of fractional shares held in an account other than a Dividend Reinvestment Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. Similarly, each newly-opened account on the books of the Acquiring

Fund for the former preferred shareholders of Target Fund APS would represent the respective pro rata number of Acquiring Fund APS due such shareholder. See "Terms of the Reorganization Agreement -- Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by Target Fund shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).

  As a result of the Reorganization, every holder of Target Fund Common Shares would own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund Common Shares immediately prior to the Closing Date less the costs of the Reorganization. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of the Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization. Similarly, the aggregate liquidation preference of the Acquiring Fund APS to be issued to the Target Fund will equal the aggregate liquidation preference of the Target Fund APS. Each holder of Target Fund APS would receive Acquiring Fund APS that would have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund APS immediately prior to the Closing Date. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of net asset value of the Target Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share of Acquiring Fund Common Shares, Acquiring Fund APS or Target Fund APS. However, as a result of the Reorganization, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the separate Funds.

  No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganization. Holders of Target Fund APS will find that the auction dates and dividend payment dates for the Acquiring Fund APS received in the Reorganization are ordinarily (i.e., except in the case of a special dividend period) on a 28 day schedule, similar to the schedule of dividend payment dates for Target Fund APS. The auction procedures for the Acquiring Fund APS and the Target Fund APS are similar. As a result of the Reorganization, the last dividend period for the Target Fund APS prior to the Closing Date and the initial dividend period for the Acquiring Fund APS issued in connection with the Reorganization after the Closing Date may be shorter than the ordinary dividend period for such shares.

TERMS OF THE REORGANIZATION AGREEMENT

  The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, attached as Appendix A to the Reorganization Statement of Additional Information.

  VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Closing Date. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Preferred Shares of the Fund is divided by the total number of common shares of the Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Closing Date.

  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by Common Shareholders of the Acquiring Fund, receipt of an opinion of counsel as to U.S. federal income tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target Fund Common Shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target

Fund Common Shares, together with cash in lieu of any fractional Acquiring Fund Common Shares held in an account other than a Dividend Reinvestment Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund Common Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held in an account other than a Dividend Reinvestment Plan account.

  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund Common Shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.

  From and after the Closing Date, certificates formerly representing Target Fund Common Shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund Common Shares held before the Reorganization as described above and as shown in the table above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund Common Shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.

  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares, as applicable, and cash in lieu of fractional shares, if any, distributable with respect to such Target Fund Common Shares in the Reorganization.

  Preferred Shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.

  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganization. The Board of Trustees of each Fund and management have agreed to limit the allocation of Reorganization expenses to each Fund based on a maximum payback period of two years. To the extent that the expenses of the Reorganization exceed such amount, the additional expenses of the Reorganization will be borne by the Adviser. In the event the

Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization.

  Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Joint Proxy Statement/Prospectus; legal fees incurred preparing materials for the Board of each Fund, attending each Fund's Board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of his, her or its Target Fund Common Shares solely for Acquiring Fund Common Shares pursuant to the Reorganization or all of his, her or its Target Fund APS solely for Acquiring Fund APS pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share of the Acquiring Fund, as discussed below).

    - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).

    - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

    - A shareholder of the Target Fund that receives cash in lieu of a fractional share of the Acquiring Fund pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund Common Shares is more than one year as of the date of the exchange.

    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the assets were held by the Target Fund.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to the Target Fund and its shareholders.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and as described herein. An opinion of counsel is not binding on the IRS or any court.

SHAREHOLDER APPROVAL

  Under the Declaration of Trust of the Target Fund (as amended to date and including the Certificate of Vote of the Target Fund), relevant Massachusetts law and the rules of the NYSE and CHX, shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and 50% of the outstanding Target Fund APS, each voting separately as a class.

 ------------------------------------------------------------------------------
        PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES
 ------------------------------------------------------------------------------

  Pursuant to the Reorganization Agreement, which is described more fully under "Proposal 1: Reorganization of the Target Fund" herein, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund APS, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares.

  The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value on the Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though Target Fund common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference Target Fund APS held immediately prior to the Reorganization. The Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  In connection with the Reorganization and as contemplated by the Reorganization Agreement, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and the CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE and CHX rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization.

SHAREHOLDER APPROVAL

  Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. For more information regarding voting requirements, see the section entitled "Other Information--Voting Information and Requirements" below.

------------------------------------------------------------------------------
                               OTHER INFORMATION
------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS

  GENERAL. A list of shareholders of the each Fund entitled to be present and vote at the Special Meeting will be available at the offices of such Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.

  RECORD DATE. The Funds' Boards have fixed the close of business on March 23, 2007 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the
Record Date, the Target Fund had outstanding [      ] Target Fund Common Shares
and [   ] Target Fund APS and the Acquiring Fund had outstanding [      ]
Acquiring Fund Common Shares and [    ] Acquiring Fund APS.

  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Funds, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted

"FOR" the approval of each proposal. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal.

  With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposals since their approvals are based on the affirmative vote of a majority of the total Target Fund Common Shares outstanding and a majority of the total Target Fund APS outstanding, each voting as a separate class. With respect to Proposal 2, abstentions will not be treated as votes "FOR" the proposal but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as votes "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.

  With respect to each proposal, a majority of the outstanding shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  CERTAIN VOTING INFORMATION REGARDING TARGET FUND APS. Pursuant to the rules of the NYSE, Target Fund APS held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the Target Fund's preferred shares outstanding have voted on the Reorganization and (ii) less than 10% of the Target Fund's preferred shares outstanding have voted against the Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund APS on the Reorganization in the same proportion as the votes cast by all holders of Target Fund APS who voted on the Reorganization. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Fund exists.

SHAREHOLDER INFORMATION

  As of March 23, 2007, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of the outstanding common shares of either Fund.

  The table below indicates the number of common shares of the Funds owned beneficially by each trustee that owns shares of the Funds, as of March 23, 2007, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for such Fund.

                                     TARGET FUND                         ACQUIRING FUND
                          ----------------------------------   ----------------------------------
                                         COMMON SHARES OWNED                  COMMON SHARES OWNED
                                         AS A PERCENTAGE OF                   AS A PERCENTAGE OF
                             COMMON         COMMON SHARES         COMMON         COMMON SHARES
INDEPENDENT TRUSTEES      SHARES OWNED       OUTSTANDING       SHARES OWNED       OUTSTANDING
--------------------      ------------   -------------------   ------------   -------------------
Arch....................
Choate..................
Dammeyer................
Heagy...................
Kennedy.................
Kerr....................
Nelson..................
Sonnenschein............
Woolsey.................
INTERESTED TRUSTEE
Whalen..................

  To the knowledge of the Funds, no executive officers owned, directly or beneficially, Common Shares of the Funds as of March 23, 2007 and no trustees or executive officers owned Preferred Shares of the Funds as of that date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the NYSE, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020.

  Information regarding the deadline for timely submission of proposals intended to be presented at the year 2008 Annual Meetings of the Funds will be provided in the proxy statement relating to the 2007 Annual Meetings of the Funds, which is expected to take place later this year. If the Reorganization of the Target Fund is approved and completed prior to its 2007 Annual Meeting, such Fund will cease to exist and will not hold its 2007 Annual Meeting.

SOLICITATION OF PROXIES

  Solicitation of proxies on behalf of the Funds is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about April 3, 2007. Shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders of the Funds to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management
estimates that the solicitation by CFS will cost approximately $[    ] for the
Target Fund, approximately $[    ] for the Acquiring Fund and approximately
$[    ] for the Adviser. Proxy solicitation expenses are an expense of the
Reorganization which will be borne by the Target Fund and the Acquiring Fund (in proportion to their projected declines in total operating expenses as a result of the Reorganization) and, to the extent Reorganization expenses exceed certain limits, the additional expenses will be borne by the Adviser.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the Target Funds and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Funds and the Acquiring Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

  Representatives of D&T will attend the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

  In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on the such proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card promptly or please record your voting instructions by telephone or via the internet. No postage is necessary if the enclosed proxy card is mailed in the United States.

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen Trust for Investment Grade
                                         Florida Municipals
                                       Van Kampen Trust for Investment
                                         Grade Municipals
March   , 2007

                                   EXHIBIT I

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

        - Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        - Nature of and provisions of the obligation;

        - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                        SHORT-TERM ISSUE CREDIT RATINGS

  A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2" and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

  B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

  B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  A short-term rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                                  DUAL RATINGS

  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

                          LONG-TERM OBLIGATION RATINGS

  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

                     MOODY'S LONG-TERM RATING DEFINITIONS:

  AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

  AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

  BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

  BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

  B: Obligations rated B are considered speculative and are subject to high credit risk.

  CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

  CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

  NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            MEDIUM-TERM NOTE RATINGS

  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

        - Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

        - Notes allowing for negative coupons, or negative principal;

        - Notes containing any provision that could obligate the investor to make any additional payments;

        - Notes containing provisions that subordinate the claim.

  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

  For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

                               SHORT-TERM RATINGS

  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

  Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      P-3

  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

                                       NP

  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                         [VAN KAMPEN INVESTMENTS LOGO]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 SUBJECT TO COMPLETION, DATED FEBRUARY 16, 2007

                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

                        BY AND IN EXCHANGE FOR SHARES OF

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

                              DATED MARCH   , 2007

     This Statement of Additional Information is available to the shareholders of Van Kampen Trust for Investment Grade Florida Municipals (the "Target Fund") in connection with a proposed transaction (the "Reorganization") whereby Van Kampen Trust for Investment Grade Municipals (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and Acquiring Fund APS to holders of auction preferred shares of the Target Fund ("Target Fund APS"), and will then terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. A copy of a form of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus.

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the Proxy Statement/Prospectus dated March   , 2007
relating to the proposed Reorganization of the Target Fund into the Acquiring Fund. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 341-2929 (TDD users may call (800) 421-2833).

     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                               TABLE OF CONTENTS

Trustees and Officers.......................................   S-3
Investment Advisory Agreement...............................  S-14
Other Agreements............................................  S-14
Fund Management.............................................  S-16
Code of Ethics..............................................  S-18
Portfolio Transactions and Brokerage Allocation.............  S-18
Other Information...........................................  S-21
Financial Statements........................................  S-21
Pro Forma Financial Statements..............................  S-21
Appendix A--Agreement and Plan of Reorganization............   A-1
Appendix B--Certificate of Vote of Trustees Establishing
  Preferred Shares..........................................   B-1
Appendix C--Annual Report of the Acquiring Fund.............   C-1
Appendix D--Annual Report of the Target Fund................   D-1
Appendix E--Proxy Voting Policy and Procedures..............   E-1
Appendix F--Pro Forma Financial Statements..................   F-1

                             TRUSTEES AND OFFICERS

GENERAL

     The business and affairs of each Fund are managed under the direction of each Fund's Board of Trustees and each Fund's officers appointed by the Board of Trustees. The Acquiring Fund and Target Fund share the same Board of Trustees and executive officers. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Administrator"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees of the Funds serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)               Trustee      Trustee of  Chairman and Chief Executive        73       Trustee/Director/
Blistex Inc.                                  Target      Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                              Fund since  consumer health care products                Partner of funds in
Oak Brook, IL 60523                           1992 and    manufacturer. Director of the                the Fund Complex.
                                              of          Heartland Alliance, a
                                              Acquiring   nonprofit organization serving
                                              Fund since  human needs based in Chicago.
                                              1991        Director of St. Vincent de
                                                          Paul Center, a Chicago based
                                                          day care facility serving the
                                                          children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (68)             Trustee      Trustee of  Prior to January 1999,              73       Trustee/Director/
33971 Selva Road                              each Fund   Chairman and Chief Executive                 Managing General
Suite 130                                     since 2003  Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of Amgen
                                                          Prior to January 1995,                       Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Director
                                                          August 1994, various                         of Valero Energy
                                                          management positions at                      Corporation, an
                                                          Allstate.                                    independent refining
                                                                                                       company.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (66)                Trustee      Trustee of  President of CAC, L.L.C., a         73       Trustee/Director/
CAC, L.L.C.                                   Target      private company offering                     Managing General
4350 LaJolla Village Drive                    Fund since  capital investment and                       Partner of funds in
Suite 980                                     1992 and    management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                      of          Prior to February 2001, Vice                 Director of Quidel
                                              Acquiring   Chairman and Director of                     Corporation,
                                              Fund since  Anixter International, Inc., a               Stericycle, Inc.,
                                              1991        global distributor of wire,                  Ventana Medical
                                                          cable and communications                     Systems, Inc., and
                                                          connectivity products. Prior                 GATX Corporation, and
                                                          to July 2000, Managing Partner               Trustee of The
                                                          of Equity Group Corporate                    Scripps Research
                                                          Investment (EGI), a company                  Institute. Prior to
                                                          that makes private investments               January 2005, Trustee
                                                          in other companies.                          of the University of
                                                                                                       Chicago Hospitals and
                                                                                                       Health Systems. Prior
                                                                                                       to April 2004,
                                                                                                       Director of
                                                                                                       TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc. Prior to May
                                                                                                       2002, Director of
                                                                                                       Peregrine Systems
                                                                                                       Inc. Prior to
                                                                                                       February 2001,
                                                                                                       Director of IMC
                                                                                                       Global Inc. Prior to
                                                                                                       July 2000, Director
                                                                                                       of Allied Riser
                                                                                                       Communications Corp.,
                                                                                                       Matria Healthcare
                                                                                                       Inc., Transmedia
                                                                                                       Networks, Inc., CNA
                                                                                                       Surety, Corp. and
                                                                                                       Grupo Azcarero Mexico
                                                                                                       (GAM).

Linda Hutton Heagy (58)          Trustee      Trustee of  Managing Partner of Heidrick &      73       Trustee/Director/
Heidrick & Struggles                          each Fund   Struggles, an executive search               Managing General
233 South Wacker Drive                        since 2003  firm. Trustee on the                         Partner of funds in
Suite 7000                                                University of Chicago                        the Fund Complex.
Chicago, IL 60606                                         Hospitals Board, Vice Chair of
                                                          the Board of the YMCA of
                                                          Metropolitan Chicago and a
                                                          member of the Women's Board of
                                                          the University of Chicago.
                                                          Prior to 1997, Partner of Ray
                                                          & Berndtson, Inc., an
                                                          executive recruiting firm.
                                                          Prior to 1996, Trustee of The
                                                          International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to
                                                          1995, Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1990, Executive Vice President
                                                          of The Exchange National Bank.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (54)            Trustee      Trustee of  Director and President of the       73       Trustee/Director/
1744 R Street, NW                             each Fund   German Marshall Fund of the                  Managing General
Washington, DC 20009                          since 2003  United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

Howard J Kerr (71)               Trustee      Trustee of  Prior to 1998, President and        73       Trustee/Director/
14 Huron Trace                                each Fund   Chief Executive Officer of                   Managing General
Galena, IL 61036                              since 1992  Pocklington Corporation, Inc.,               Partner of funds in
                                                          an investment holding company.               the Fund Complex.
                                                          Director of the Marrow                       Director of the Lake
                                                          Foundation.                                  Forest Bank & Trust.

Jack E. Nelson (70)              Trustee      Trustee of  President of Nelson Investment      73       Trustee/Director/
423 Country Club Drive                        each Fund   Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                         since 2003  financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (66)        Trustee      Trustee of  President Emeritus and              73       Trustee/Director/
1126 E. 59th Street                           each Fund   Honorary Trustee of the                      Managing General
Chicago, IL 60637                             since 1994  University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Director of Winston
                                                          Department of Economics at the               Laboratories, Inc.
                                                          University of Chicago. Prior
                                                          to July 2000, President of the
                                                          University of Chicago. Trustee
                                                          of the University of Rochester
                                                          and a member of its investment
                                                          committee. Member of the
                                                          National Academy of Sciences,
                                                          the American Philosophical
                                                          Society and a fellow of the
                                                          American Academy of Arts and
                                                          Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee      Trustee of  Chief Communications Officer        73       Trustee/Director/
815 Cumberstone Road                          each Fund   of the National Academy of                   Managing General
Harwood, MD 20776                             since 2003  Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Director of the                        construction
                                                          Institute for Defense                        organization, since
                                                          Analyses, a federally funded                 January 2004 and
                                                          research and development                     Director of Neurogen
                                                          center, Director of the German               Corporation, a
                                                          Marshall Fund of the United                  pharmaceutical
                                                          States, Director of the Rocky                company, since
                                                          Mountain Institute and Trustee               January 1998.
                                                          of Colorado College. Prior to
                                                          1993, Executive Director of
                                                          the Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of Sciences/National
                                                          Research Council. From 1980
                                                          through 1989, Partner of
                                                          Coopers & Lybrand.

                                                    INTERESTED TRUSTEE*
                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)            Trustee      Trustee of  Partner in the law firm of          73       Trustee/Director/
333 West Wacker Drive                         Target      Skadden, Arps, Slate, Meagher                Managing General
Chicago, IL 60606                             Fund since  & Flom LLP, legal counsel to                 Partner of funds in
                                              1992 and    funds in the Fund Complex.                   the Fund Complex.
                                              of                                                       Director of the
                                              Acquiring                                                Abraham Lincoln
                                              Fund since                                               Presidential Library
                                              1991                                                     Foundation.

------------------------------------

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUNDS           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and       Officer of  President of funds in the Fund Complex since September 2005,
1221 Avenue of the Americas     Principal           each Fund   and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020              Executive           since 2003  since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (53)                Vice President      Officer of  Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                         each Fund   Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                  since 2006  and Van Kampen Advisors Inc. Chief Investment
                                                                Officer -- Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (52)           Vice President      Officer of  Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square, Canary Wharf                       each Fund   Inc., Morgan Stanley Investment Management Inc., the Adviser
London, GBR E14 4QA                                 since 2006  and Van Kampen Advisors Inc. Chief Investment
                                                                Officer -- Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (44)            Vice President      Officer of  Managing Director and General Counsel-U.S. Investment
1221 Avenue of the Americas                         each Fund   Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                  since 2004  Management, Inc., Morgan Stanley Investment Advisors Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President      Officer of  Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas     and Secretary       each Fund   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                  since 2003  Complex.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUNDS           SERVED    DURING PAST 5 YEARS

John L. Sullivan (51)           Chief Compliance    Officer of  Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             each Fund   August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                          since 1998  Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (38)           Chief Financial     Officer of  Managing Director of Morgan Stanley Investment Management,
1221 Avenue of the Americas     Officer and         each Fund   Inc. since December 2006; Chief Financial Officer and
New York, NY 10020              Treasurer           since 2006  Treasurer of Morgan Stanley Institutional Funds since 2002 and of funds in the Fund Complex from January 2005 to August
                                                                2005 and since September 2006. Previously, Executive
                                                                Director of Morgan Stanley Investment Management Inc. from
                                                                2002 to December 2006.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or Van Kampen Funds Inc. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to the return on the common shares of the Funds or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Funds. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Funds.

     Additional information regarding compensation and benefits for trustees of the Funds is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                       Fund Complex
                                                       ---------------------------------------------
                                                                        Aggregate
                                                        Aggregate       Estimated
                                                       Pension or        Maximum           Total
                                                       Retirement        Annual        Compensation
                        Aggregate       Aggregate       Benefits      Benefits from       before
                       Compensation    Compensation    Accrued as       the Fund       Deferral from
                         from the        from the        Part of      Complex Upon         Fund
                          Target        Acquiring       Expenses       Retirement         Complex
        Name             Fund(1)         Fund(2)           (3)             (4)              (5)
        ----           ------------    ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                                           $ 35,373        $105,000         $259,418
Jerry D. Choate                                           80,600         105,000          254,394
Rod Dammeyer                                              64,051         105,000          259,418
Linda Hutton Heagy                                        25,769         105,000          254,394
R. Craig Kennedy                                          18,372         105,000          254,394
Howard J Kerr                                            140,735         143,750          259,418
Jack E. Nelson                                            92,953         105,000          238,523
Hugo F. Sonnenschein                                      64,671         105,000          259,418
Suzanne H. Woolsey                                        57,060         105,000          254,394
INTERESTED TRUSTEE
Wayne W. Whalen                                           67,997         105,000          259,418

(1) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Target Fund's fiscal year ended October 31, 2006. The following trustees deferred compensation from the Target Fund
    during the fiscal year ended October 31, 2006: Mr. Choate, $      ; Mr.
    Dammeyer, $      ; Ms. Heagy, $      ; Mr. Nelson, $      ; Mr.
    Sonnenschein, $      ; and Mr. Whalen, $      . The cumulative deferred
    compensation (including interest) accrued with respect to each trustee, including former trustees, from the Target Fund as of Target Fund's fiscal
    year ended October 31, 2006 is as follows: Mr. Branagan, $      ; Mr.
    Choate, $      ; Mr. Dammeyer, $      ; Ms. Heagy, $      ; Mr. Kennedy,
    $      ; Mr. Miller, $      ; Mr. Nelson, $      ; Mr. Rees, $      ; Mr.
    Robinson, $      ; Mr. Rooney, $      ; Mr. Sisto, $      ; Mr.
    Sonnenschein, $      ; and Mr. Whalen, $      . The deferred compensation
    plan is described above the Compensation Table.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Acquiring Fund's fiscal year ended October 31, 2006. The following trustees deferred compensation from the Acquiring Fund
    during the fiscal year ended October 31, 2006: Mr. Choate, $      ; Mr.
    Dammeyer, $      ; Ms. Heagy, $      ; Mr. Nelson, $      ; Mr.
    Sonnenschein, $      ; and Mr. Whalen, $      . The cumulative deferred
    compensation (including interest) accrued with respect to each trustee, including former trustees, from the Acquiring Fund as of Acquiring Fund's
    fiscal year ended October 31, 2006 is as follows: Mr. Branagan, $      ; Mr.
    Choate, $      ; Mr. Dammeyer, $      ; Ms. Heagy, $      ; Mr. Kennedy,
    $      ; Mr. Miller, $      ; Mr. Nelson, $      ; Mr. Rees,

    $      ; Mr. Robinson, $      ; Mr. Rooney, $      ; Mr. Sisto, $      ; Mr.
    Sonnenschein, $      ; and Mr. Whalen, $      . The deferred compensation
    plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

    BOARD COMMITTEES

     The Board of Trustees of each Fund has the same three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of either Fund as defined by the 1940 Act and (2) are "independent" of each Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission (the "SEC").

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to each Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of each Fund select and nominate any other nominee Independent Trustees for each Fund. While the Independent Trustees of each Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     During each Fund's last fiscal year, its Board of Trustees held meetings. During each Fund's last fiscal year, its audit committee of the Board
held   meetings, the brokerage and services committee of the Board held
meetings and the governance committee of the Board held   meetings.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding any deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Funds beneficially owned equity securities of each Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                              TRUSTEE
                                     -----------------------------------------------------------------------------------------
                                       ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  -------  --------  --------  --------  -------  -------  ------------  --------
Dollar range of equity securities
 in the Target Fund................    none     none      none      none      none     none     none
Dollar range of equity securities
 in the Acquiring Fund.............    $1-      none      over      $1-       $1-      none     none        $1-       $10,001-
                                     $10,000            $100,000  $10,000   $10,000                       $10,000     $50,000
Aggregate dollar range of equity
 securities in all registered
 investment companies overseen by
 trustee in the Fund Complex.......  $50,001-    $1-      over    $50,001-    over      $1-      $1-      $50,001-    $10,001-
                                     $100,000  $10,000  $100,000  $100,000  $100,000  $10,000  $10,000    $100,000    $50,000

INTERESTED TRUSTEE

                                                              TRUSTEE
                                                              --------
                                                               WHALEN
                                                              --------
Dollar range of equity securities in the Target Fund........    none
Dollar range of equity securities in the Acquiring Fund.....  $10,001-
                                                              $50,000
Aggregate dollar range of equity securities in all
 registered investment companies overseen by trustee in the
 Fund Complex...............................................    over
                                                              $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by the Funds as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Funds had in the aggregate, combining beneficially owned equity securities and deferred compensation of each Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.

          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                            TRUSTEE
                                  --------------------------------------------------------------------------------------------
                                    ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                  --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of equity
 securities and deferred
 compensation in the Target
 Fund...........................    none      none      none      none      none      none      none        none        none
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    $1-       none      over      $1-       $1-       none      none        $1-       $10,001-
                                  $10,000             $100,000  $10,000   $10,000                         $10,000     $50,000
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in Fund Complex.....    over      over      over      over      over      over      over        over      $10,001-
                                  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,000

INTERESTED TRUSTEE

                                  TRUSTEE
                                  --------
                                   WHALEN
                                   ------
Dollar range of equity
 securities and deferred
 compensation in the Target
 Fund...........................
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................  $10,001-
                                  $50,000
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in the Fund
 Complex........................    over
                                  $100,000

                         INVESTMENT ADVISORY AGREEMENT

     Each Fund and the Adviser are parties to an investment advisory agreement (each an "Advisory Agreement"). Under an Advisory Agreement, a Fund retains the Adviser to manage the investment of such Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement such Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to such Fund, renders periodic reports to such Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of such Fund if elected to such positions. A Fund, however, bears the costs of its day-to-day operations, including auction agent fees, fees for broker-dealers participating in auctions of such Fund's preferred shares, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of such Fund (other than those who are affiliated persons of Van Kampen Investments, the Adviser or Van Kampen Funds Inc.) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

ADVISORY FEES

     The Adviser received the approximate advisory fees from each Fund as follows:

                                                    FISCAL YEAR ENDED OCTOBER 31,
                                                 ------------------------------------
                                                    2006         2005         2004
                                                 ----------   ----------   ----------
Target Fund....................................  $            $            $
Acquiring Fund.................................  $            $            $

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to each Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Administrator also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Administrator, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     Each Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. Each Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. Each Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS

                                                               FISCAL YEAR ENDED
                                                                  OCTOBER 31,
                                                            ------------------------
                                                             2006     2005     2004
                                                             ----     ----     ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Target Fund
  approximately*..........................................  $        $        $
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Acquiring Fund
  approximately*..........................................  $        $        $

* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of December 31, 2006, Thomas Byron managed [  ] registered investment
companies with a total of approximately $[     ] billion in assets; 0 pooled
investment vehicles other than registered investment companies; and 0 other accounts.

     As of December 31, 2006, Robert Wimmel managed [  ] registered investment
companies with a total of approximately $[     ] billion in assets; 0 pooled
investment vehicles other than registered investment companies; and 0 other accounts.

     As of December 31, 2006, John Reynoldson managed [  ] registered investment
companies with a total of approximately $[     ] billion in assets; 0 pooled
investment vehicles other than registered investment companies; and [     ]
other accounts (which include separate accounts managed under certain "wrap fee
programs") with a total of approximately $[     ] million in assets.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Funds invest, the Adviser could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark, indices and/or peer groups. The Target Fund's primary benchmark is the Lehman Brothers Florida Municipal Bond Index. The Acquiring Fund's primary benchmark is the Lehman Brothers Municipal Bond Index. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of each Fund's fiscal year end, none of the portfolio managers owned equity securities of either Fund.

                                 CODE OF ETHICS

     The Funds and the Adviser have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     The Code of Ethics for the Funds and the Adviser can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics are available on the EDGAR Database on the SEC's web site at http://www.sec.gov or you may obtain them, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by each Fund's Board of Trustees.

     As most transactions made by a Fund are principal transactions at net prices, a Fund generally incurs little or no brokerage costs. The portfolio securities in which a Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. A Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with a Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with a Fund and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of such Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which a Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of a Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. Each Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, a Fund paid no commissions to affiliated brokers during the last three fiscal years. Each Fund paid the following commissions to brokers during the fiscal years shown:

                                                           AFFILIATED BROKERS
                                           ALL BROKERS   MORGAN STANLEY DW INC.
                                           -----------   ----------------------
COMMISSIONS PAID:
  Acquiring Fund
     Fiscal year ended October 31,
       2006..............................    $                     $0
     Fiscal year ended October 31,
       2005..............................    $                     $0
     Fiscal year ended October 31,
       2004..............................    $                     $0
  Target Fund
     Fiscal year ended October 31,
       2006..............................    $                     $0
     Fiscal year ended October 31,
       2005..............................    $                     $0
     Fiscal year ended October 31,
       2004..............................    $                     $0
FISCAL YEAR 2006 PERCENTAGES:
  Acquiring Fund
     Commissions with affiliate to total
       commissions....................................              0%
     Value of brokerage transactions with affiliate to
       total transactions.............................              0%
  Target Fund
     Commissions with affiliate to total
       commissions....................................              0%
     Value of brokerage transactions with affiliate to
       total transactions.............................              0%

     During the fiscal year ended October 31, 2006, neither Fund paid brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Funds.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

     The Funds' Proxy Voting Policy and Procedures are included as Appendix E to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 341-2929 or by visiting our web site at www.vankampen.com. This information is also available on the SEC's web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements. Each Fund's Board of Trustees
has engaged                located at                Chicago, Illinois 60606, to
be the Fund's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

     Incorporated herein by reference and included in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2006, as included in Appendix C hereto, and
(ii) the audited financial statements of the Target Fund for fiscal year ended October 31, 2006, as included in Appendix D hereto.

                         PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix F hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at October 31, 2006, (ii) Pro Forma Condensed Statement of Operations for the one year period ended October 31, 2006 and (iii) Pro Forma Portfolio of Investments at October 31, 2006.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                   APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen Trust for Investment Grade Florida Municipals, a registered closed-end investment company, File No. 811-06538 (the "Target Fund") and Van Kampen Trust for Investment Grade Municipals (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-06471, each hereby agree as follows:

1.       Representations and Warranties of the Acquiring Fund.

         The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

         (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.

         (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006, and the audited financial statements
                  appearing therein, having been audited by [              ]
                  LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

         (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 5(d) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund APS to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar

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                  laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

         (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

         (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

         (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

         (l) The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Acquiring Fund Common Shares"), and 100,000,000 preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated 17,200 preferred shares as Auction Preferred Shares ("Acquiring Fund APS"). Each outstanding Acquiring Fund Common Share and each Acquiring Fund APS of the Acquiring Fund is fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

         (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (o) At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.


         (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

2.       Representations and Warranties of the Target Fund.

         The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

         (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under
                  Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

         (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

         (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006, and the audited financial statements
                  appearing therein, having been audited by [              ],
                  independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

         (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

         (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

         (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
                  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

         (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Target Fund Common Shares"), and 100,000,000 preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated 4,240 preferred shares as Auction Preferred Shares (the "Target Fund APS"). Each outstanding Target Fund Common Share and each of the outstanding Target Fund APS is fully paid and, except as provided in Section 5.1 of the Target Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (p) All of the issued and outstanding Target Fund Common Shares and Target Fund APS were offered for sale and sold in conformity with all applicable federal and state securities laws.

         (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

         (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.

         (s) The Target Fund has elected to qualify and has qualified as a "RIC" under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

3.       The Reorganization.

         (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Target Fund Common Shares and Target Fund APS provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund APS. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

         (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and
                  (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

         (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the Target Fund APS prior to the Closing Date may be shorter than the dividend period for such Target Fund APS determined as set forth in the applicable Certificate of Vote pertaining to such Target Fund APS.

         (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

         (e) The Valuation Time shall be 4:00 p.m., Eastern time, on XXXX, 2007, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

         (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

         (g) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

         (h) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Certificate of Vote establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and Acquiring Fund APS in the Reorganization.

Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund APS, determined as set forth below.

The net asset value of each of the Funds and the liquidation preference and value of each of the Target Fund APS and the Acquiring Fund APS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target Fund APS or Acquiring Fund APS, as the case may be, is divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

 The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund APS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the Acquiring Fund Common Shares to Computershare Trust Company, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares and
(ii) the Acquiring Fund APS to Deutsche Bank Trust Company Americas, as the transfer agent and registrar for the Acquiring Fund APS, for distribution to the holders of Target Fund APS on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the Target Fund APS. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund APS or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund APS, as the case may be, or post adequate bond therefor.

         No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent, Computershare Trust Company, N.A., will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.      Payment of Expenses.

         (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected declines in total operating expenses, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; costs of printing and distributing the Joint Proxy Statement/ Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the investment adviser shall pay all expenses incurred by each Fund in connection with the Reorganization.

6.      Covenants of the Funds.

         (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

         (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

         (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

         (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

         (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes in accordance with generally accepted accounting principles.

                           The intention of the parties is that the transaction
                  contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden.

                           In connection with this covenant, the Funds agree to
                  cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

                           After the Closing Date, the Target Fund shall
                  prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

         (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.


         (h) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7.      Closing Date.

         (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

         (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

         (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund APS owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8.    Conditions of the Target Fund.

         The obligations of the Target Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Target Fund and by the affirmative vote of the holders of a majority of each of the outstanding Target Fund Common Shares and Target Fund APS, each voting separately as a class; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.

         (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) The Target Fund shall have received the opinion(s) of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

                  (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

                  (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

                  (v) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable; and

                  (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

         (f) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.

         (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

         (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.       Acquiring Fund Conditions.

         The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund APS obtained, each certified by its Secretary.

         (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President

                  (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

         (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) That the Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

                  (i) the Target Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund, and this Agreement has been duly executed and delivered by the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;

                  (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and

                  (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Target Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;


         (f) That the Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

         (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

         (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the Target Fund APS may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.

10.      Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the

                  Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in
                  Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.

         (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2007, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.

         (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified

                  Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      Other Matters.

         (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

         (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.

         (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN TRUST FOR INVESTMENT
                                       GRADE FLORIDA MUNICIPALS



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                       VAN KAMPEN TRUST FOR INVESTMENT
                                       GRADE MUNICIPALS


                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                   APPENDIX B

                                                      Federal Identification

                                                      No. 36-3797841


                        THE COMMONWEALTH OF MASSACHUSETTS


                 Office of the Massachusetts Secretary of State
                         Michael J. Connolly, Secretary
                    One Ashburton Place, Boston, Mass. 02108

                  CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING
                         FOUR SERIES OF PREFERRED SHARES


                  I, Ronald A. Nyberg, Secretary, of Van Kampen Merritt Trust For Investment Grade Municipals (the "Fund") located at One Parkview Plaza, Oakbrook Terrace, IL 60181, do hereby certify that at a meeting of the trustees of the Fund held on February 20, 1992, the following vote establishing and designating four series of preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of four series of 5,300 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $50,000 per share, designated, respectively, Auction Preferred Shares, Series A ("APS Series A"), Auction Preferred Shares, Series B ("APS Series B"), Auction Preferred Shares, Series C ("APS Series C") and Auction Preferred Shares, Series D ("APS Series D") (collectively the APS Series A, APS Series B, APS Series C and APS Series D are referred to herein as "APS").

         Second: The preferences, voting powers, qualifications, and special or relative rights or privileges of each such series of preferred shares of beneficial interest are as follows:

                                   DESIGNATION

         APS SERIES A: A series of 1,500 preferred shares of beneficial interest, $.01 par value, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series A" (hereinafter, "APS Series A"). Each share of APS Series A shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.30% per annum; have an Initial Dividend Payment Date of Monday, April 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of

Vote. The APS Series A shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series A shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         APS SERIES B: A series of 1,500 preferred shares of beneficial interest, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series B" (hereinafter, "APS Series B"). Each share of APS Series B shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.30% per annum; have an Initial Dividend Payment Date of Monday, April 13, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series B shall constitute a separate series of Preferred Shares of the Fund, and each share of APS Series B shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         APS SERIES C: A series of 1,500 preferred shares of beneficial interest, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series C" (hereinafter, "APS Series C"). Each share of APS Series C shall be issued March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.40% per annum; have an Initial Dividend Payment Date of Monday, July 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series C shall constitute a separate series of Preferred Shares of the Fund, and each share of APS Series C shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         APS SERIES D: A series of 800 preferred shares of beneficial interest, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series D." Each share of APS Series D shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.40% per annum; have an Initial Dividend Payment Date of Monday, July 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series D shall constitute a separate series of Preferred Shares of the Fund, and each share of APS Series D shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         No holder of any series of APS shall have, solely by reason of being such a holder of any series of APS, any right to acquire, purchase or subscribe for any APS, common shares of beneficial interest, par value $.01 per share, of the Fund or other securities of the Fund which it may hereafter issue or sell (whether out of the number of shares authorized by the Declaration of Trust, or out of any shares acquired by the Fund after the issuance thereof, or otherwise).

                                     PART I

                  1. Number of Shares; Ranking. (a) No fractional APS shall be issued.

                           (b) Any APS which at any time have been redeemed or
purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares, without designation as to series.

                           (c) The shares of each series of APS shall rank on a
parity with shares of any other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  2. Dividends. (a) The Holder of shares of any series of APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth in paragraph (c) of this Section 2, and no more (except to the extent set forth in Section 12 of this Part I), payable on the respective dates (each a "Dividend Payment Date") determined as set forth in paragraph (b) of this Section 2. Dividends on shares of any series of APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue thereof.

                           (b) (i) Dividends shall be payable subject to
subparagraph (b) (ii) of this Section 2, on shares of:

                                            (A) APS Series A, on Monday, April
         6, 1992, and on each fourth Monday thereafter,

                                            (B) APS Series B, on Monday, April
         13, 1992, and on each fourth Monday thereafter,

                                            (C) APS Series C, on Monday, July 6,
         1992 and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date, and

                                            (D) APS Series D, on Monday, July 6,
         1992, and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date, provided that if the Fund, subject to the conditions set forth in Section 4 of this Part I, designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (1) with respect to a Special Dividend Period of less than 181 days, the day after the last day thereof, (2) with respect to a Special Dividend Period of 181 days or more and fewer than 365 days, the 92nd day thereof, the 183rd day thereof, if any, the 247th day thereof, if any, and the day after the last day, thereof and (3) with respect to a Special Dividend Period of 365 or more days, on such date in each quarterly period after the commencement thereof as is determined by the Board of Trustees.

After any Special Dividend Period, dividends on shares of such series of APS shall be payable, subject to subparagraph (b)(ii) of this Section 2, on each fourth succeeding Monday if such series is APS Series A, each fourth succeeding Monday if such series is APS Series B, and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date if such series is APS Series C, and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date if such series is

APS Series D, subject in each case to the options of the Fund to further designate from time to time any Subsequent Dividend Period thereof as a Special Dividend Period.

                                        (ii) In the case of dividends that would
         otherwise be payable on a Sunday, Monday, Tuesday, Wednesday, Thursday, Friday or Saturday as determined by subparagraph (b) (i) of this
         Section 2, including clause (1), (2) or (3) of the proviso thereto, if
         (i) the Sunday, Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Sunday, Monday or Tuesday, or (ii) the Wednesday, Thursday, Friday or Saturday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday, Friday or Saturday.

                                        (iii) The Fund shall pay to the Auction
         Agent not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of such series, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

                                        (iv) All moneys paid to the Auction
         Agent for the payment of dividends (or for the payment of any late charges pursuant to subparagraph (c)(i) of this Section 2) shall be held in trust for the payment of such dividends (and any such late charge) by the Auction Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any late charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                                        (v) Each dividend on the APS shall be
         paid on the Dividend Payment Date therefor to the Holders as their names appear on the share books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

                           (c) (i) The dividend rate on shares of any series of
APS during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor shall be equal to the rate per annum set forth with respect to such series under "Designation," above. For each Subsequent Dividend Period of any series of APS outstanding thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for such series on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if an Auction for any Subsequent Dividend

Period of any series of APS is not held for any reason or if a Failure to Deposit occurs and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the next succeeding provision, the dividend rate on the shares of such series for any such Subsequent Dividend Period shall be the Maximum Rate (as defined herein) for such series on the Auction Date for such Subsequent Dividend Period; provided, further, however, that if (A) any Failure to Deposit shall have occurred with respect to shares of any series of APS during any Rate Period thereof (other than any Special Dividend Period consisting of four or more Dividend Periods or any Rate Period succeeding any Special Dividend Period consisting of four or more Dividend Periods during which a Failure to Deposit occurred that has not been cured), and prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the shares of such series, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series of APS and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares of such series of APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of APS to be redeemed, or (B) any Failure to Deposit shall have occurred with respect to shares of any series of APS during a Special Dividend Period thereof consisting of four or more Dividend Periods, or during any Rate Period thereof succeeding any Special Dividend Period consisting of four or more Dividend Periods during which a Failure to Deposit occurred that has not been cured, and such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence during such Special Dividend Period or such other Rate Period, then the dividend rate for shares of such series of APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such Failure to Deposit is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-") (the rate per annum at which dividends are payable on the APS for any Rate Period for such shares being herein referred to as the "Applicable Rate" for such shares). A Failure to Deposit with respect to shares of any series of APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on the shares of such series of APS and (B) without duplication, the Redemption Price for the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I.

                                        (ii) The amount of dividends per share
         payable on shares of any series of APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the respective Applicable Rate for such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $50,000.

                           (d) Any dividend payment made on the APS shall first
be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

                           (e) Except as set forth in the next sentence, no
dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of APS through the most recent Dividend Payment Date for each such series. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on the APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except to the extent set forth in subsection (c)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

                           (f) Dividends on the APS shall be designated as
exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Internal Revenue Code of 1986, as amended from time to time.

                           (g) The Board of Trustees shall not declare any
dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common

Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

                  3. Redemption. (a)(i) Upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the Second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part if after such partial redemption fewer than 250 shares of such series remain outstanding.

                                        (ii) If fewer than all of the
         outstanding shares of any series of APS are to be redeemed pursuant to subparagraph (a)(i) of this Section 3, the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of such series in proportion to the number of such shares held by such Holders.

                                        (iii) No APS shall be redeemed pursuant
         to subparagraphs (a)(i) or (a)(ii) of this Section 3 unless, on the date on which the Fund intends to give notice of such redemption pursuant to paragraph (b) of this Section 3, (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including the applicable premium, if any) due to Holders of the APS by reason of the redemption of such shares on such redemption date and (b) Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) each at least equal the APS Basic Maintenance Amount, and would at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

                                        (iv) The Fund shall redeem, at the
         Mandatory Redemption Price, certain of the APS to the extent permitted under the 1940 Act and Massachusetts law, if the Fund fails to maintain the APS Basic Maintenance Amount or 1940 Act APS Asset Coverage in accordance with the requirements of the rating agency or agencies then rating the APS and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of (i) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all the APS and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among each series of APS and other Preferred Shares subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3. The Fund shall effect such redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3 or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of any series of APS are to be redeemed pursuant to this Section 3(a)(iv), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of shares held by such Holders.

                           (b) The Fund is required to give 30 days Notice of
Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date,
(2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares of any series held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder.

                           (c) Notwithstanding the provisions of paragraph (a)
of this Section 3, if any dividends on shares of any series of APS are in arrears, no shares of such series of APS shall be redeemed unless all outstanding shares of such series of APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series of APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series of APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series of APS.

                           (d) Upon the deposit of funds sufficient to redeem
the APS with the Auction Agent and the giving of Notice of Redemption under Paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as provided in Section 2(c)(i) and in Section 12. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the Holders of the APS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of the APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of the APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                           (e) To the extent that any redemption for which
Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a Notice of Redemption has been given, dividends may be declared and paid on the APS and shall include those APS for which a Notice of Redemption has been given.

                           (f) All moneys paid to the Auction Agent for payment
of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                           (g) In effecting any redemption pursuant to this
Section 3, the Fund shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and Massachusetts law.

                           (h) In the case of any redemption pursuant to this
Section 3, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

                  4. Designation of Special Dividend Periods. (a) The Fund, at its option, may designate any succeeding Subsequent Dividend Period of any series of APS as a Special Dividend Period; provided, however, that such designation shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (b) and clause (i) of paragraph (c) of this Section 4, (B) any Failure to Deposit that shall have occurred with respect to shares of such series during any Dividend Period shall have been cured in accordance with the provisions of the third sentence of paragraph (c)(i) of Section 2 of this
Part I, (C) Sufficient Clearing Bids (as defined in Section 1 of Part II hereof) for such series shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period,
(D) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (b) of Section 3 of this Part I with respect to any shares of such series of APS, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent and (E) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period for such series as a Special Dividend Period consisting of more than 28 Rate Period Days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P and Moody's to such series.

                           (b) If the Fund proposes to designate any succeeding
Subsequent Dividend Period of any series of APS as a Special Dividend Period of more than 28 Rate Period Days pursuant to paragraph (a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of such series of APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 A.M., New York City time, on the second Business Day next preceding such date notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

                           (c) No later than 11:00 A.M., New York City time, on
the second Business Day next preceding the first day of any proposed Special Dividend Period the Fund shall deliver to the Auction Agent either:

                                        (i) a notice stating (A) that the Fund
         has determined to designate the next succeeding Dividend Period of such series as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any, for such series, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids for such series shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or (2) a Failure to Deposit shall have occurred prior to the first day of such Special Dividend Period with respect to shares of such series and (E) the scheduled Dividend Payment Dates for such series of APS during such Special Dividend Period; provided that, if such Special Dividend Period consists of more than 28 Rate Period Days, such notice will be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, (1) Moody's Eligible Assets, assuming for the purposes calculating Moody's Eligible Assets, in connection with an APS Basic Maintenance Report required to be prepared pursuant to this Section 4(c)(i), a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating such series) and (2) S&P Eligible Assets (if S&P is then rating such series) each at least equal the APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

                                        (ii) a notice stating that the Fund has
         determined not to exercise its option to designate a Special Dividend Period for such series of APS and that the next succeeding Dividend Period of such series shall be a Minimum Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in clause (ii) of the preceding sentence.

                  5. Voting Rights. (a) Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of APS shall be entitled to one vote for each of the APS held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including APS, and of Common Shares shall vote together as a single class; provided that, at a meeting of the shareholders of the Fund held for the election of the trustees, the holders of outstanding Preferred Shares, including APS, represented in person or by proxy at said meeting, shall elect two trustees of the Fund, each Preferred Share, including each of the APS, entitling the holder thereof to one vote. Subject to paragraph
(b) of this Section 5, the holders of outstanding Common Shares shall elect the balance of the trustees.

                           (b) During any period in which any one or more of the
conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares, including APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                                        (i) if at the close of business on any
         Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                                        (ii) if at any time holders of any other
         Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 5 shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph (b) of Section 5.

                           (c) (i) As soon as practicable after the accrual of
any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital shares of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 5 on a one-vote-per-share basis.

                                        (ii) For purposes of determining any
         rights of the Holders to vote on any matter, whether such right is created by this Certificate of Vote, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote and no APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the Redemption Price for the redemption of such shares has been deposited in trust with the Auction Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3 of this Part I. None of the APS held by the Fund or any affiliate of the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

                                        (iii) The terms of office of all persons
         who are Trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares, shall constitute the duly elected trustees of the Fund.

                                        (iv) Simultaneously with the termination
         of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b) of this
         Section 5.

                           (d) (i) So long as any of the APS are outstanding,
the Fund shall not, without the affirmative vote of the Holders of the Outstanding APS determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act (voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of any series of APS (except that, notwithstanding the foregoing, but subject to the provisions of Section 13, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Shares, including APS, ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating APS) and S&P (if S&P is then rating APS) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the APS, (b) amend, alter or repeal the provisions of the Declaration of Trust, including this Certificate of Vote, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such APS or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                                        (ii) The Board of Trustees, without the
         vote or consent of the Holders of APS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the APS and in no event being required to be obtained in the case of the definitions of Deposit Securities, Discounted Value and Receivables for Municipal Securities Sold as such terms apply to S&P Eligible Assets, Dividend Coverage Amount, Dividend Coverage Assets, Minimum Liquidity Level, S&P Discount Factor, S&P Eligible Assets, S&P Exposure Period and Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the APS and in no event being required to be obtained in the case of the definitions of Discounted Value and Receivables for Municipal Securities Sold as such terms apply to Moody's Eligible Assets, Moody's Discount Factor, Moody's Eligible Asset and Moody's Exposure Period) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the
         APS:

                    APS Basic
                      Maintenance Amount
                    APS Basic
                      Maintenance Cure Date
                    APS Basic
                      Maintenance Report
                    Deposit Securities
                    Discounted Value
                    Dividend Coverage Amount
                    Dividend Coverage Assets
                    Market Value
                    Maximum Potential
                      Gross-up
                      Payment Liability
                    Minimum Liquidity Level
                    Moody's Discount Factor
                    Moody's Eligible Asset
                    Moody's Exposure Period
                    1940 Act Cure Date
                    1940 Act APS
                      Asset Coverage
                    Quarterly Valuation Date
                    Receivables for Municipal
                      Securities Sold
                    S&P Discount Factor
                    S&P Eligible Asset
                    S&P Exposure Period
                    Valuation Date

                           (e) Unless otherwise required by law, the Holders of
the APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of the APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

                           (f) Unless a higher percentage is provided for in the
Declaration of Trust, the affirmative vote of the Holders of a majority of the outstanding APS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. In addition, the Fund shall notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) of the results of any vote described in the proceeding sentence.

                           (g) Right to Vote with Respect to Certain Other
Matters. The affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect an exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interests of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

                  6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to
Section 12 in connection with the liquidation of the Fund.

                           (b) Neither the sale of all or substantially all the
property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 6.

                           (c) After the payment to the Holders of the APS of
the full preferential amounts provided for in this Section 6, the Holders of the APS as such shall have no right or claim to any of the remaining assets of the Fund.

                           (d) In the event the assets of the Fund available for
distribution to the Holders of the APS upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 6, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                           (e) Subject to the rights of the holders of shares of
any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the APS as provided in paragraph (a) of this Section 6, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

                  7. Auction Agent. For so long as any of the APS is outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which, however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any of the APS is outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

                  8. 1940 Act APS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any of the APS is outstanding, the 1940 Act APS Asset Coverage.

                  9. APS Basic Maintenance Amount. (a) So long as APS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if S&P is then rating the APS) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if Moody's is then rating the APS).

                           (b) On or before 5:00 P.M., New York City time, on
the third Business Day after a Valuation Date on which the Fund fails to satisfy the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the date of such failure or such APS Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full APS Basic Maintenance Report. The Fund shall also deliver an APS Basic Maintenance Report to S&P (if S&P is then rating the APS), and the

Auction Agent (if S&P is then rating the APS) as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business
Day) and (ii) the last Business Day of each month, in each case on or before the third Business Day after such day. The Fund will also deliver an APS Basic Maintenance Report to Moody's on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date which the Fund redeems Common Shares. A failure by the Fund to deliver an APS Basic Maintenance Report under subparagraph (b) of this Section 9 shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

                           (c) Within ten Business Days after the date of
delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation
Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the
APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the
APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                           (d) Within ten Business Days after the date of
delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to any Valuation Date on which the Fund failed to satisfy the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure to satisfy the APS Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an Accountant's Confirmation as to such APS Basic Maintenance Report.

                           (e) If any Accountant's Confirmation delivered
pursuant to subparagraph (c) or (d) of this Section 9 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the APS) or Moody's Eligible Assets (if Moody's is then rating the APS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) promptly following receipt by the Fund of such Accountant's Confirmation.

                           (f) On or before 5:00 p.m., New York City time, on
the first Business Day after the Date of Original Issue of the APS, the Fund shall complete and deliver to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS), an APS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the amount of S&P Eligible Assets reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon.

                  10. Minimum Liquidity Level. So long as S&P is rating the APS, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then Outstanding share of each series of APS, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only so long as S&P is rating the APS. So long as S&P is rating the APS, the Fund shall notify S&P on any Valuation Date which the Fund does not have the required Dividend Coverage Assets and does not adjust its portfolio as described in the immediately preceding sentence.

                  11. Restrictions on Certain Distributions. For so long as any of the APS is Outstanding, and except as set forth in Sections 2(e) and 6(d) of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of each series of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) if either Moody's or S&P is rating the APS, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets and S&P Eligible Assets would each at least equal the APS Basic Maintenance Amount.

                  12. Additional Dividends. If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof to the Auction Agent as provided in Section 6 of Part II by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or (iii) the liquidation of the Fund (such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each Holder of such shares during such taxable year at such Holder's address as the same appears or last appeared on the share books of the Fund. Such Holders of such shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Fund to the Auction Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Auction Agent.

                  13. Certain Other Restrictions. (a) For so long as any of the APS is outstanding and Moody's is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS, engage in any one or more of the following transactions:

                                        (i) transactions in options on
         securities, futures contracts or options on futures contracts except that in connection with Moody's Hedging Transactions: (A) the Fund may buy call or put option contracts on securities; (B) the Fund may write covered call options on securities; (C) the Fund may write put options on securities; (D) the Fund may enter into positions in futures contracts based on the Municipal Index provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the rolling average number of daily traded futures contracts based on the Municipal Index in the 30 calendar days prior to the time of effecting such transaction as reported by The Wall Street Journal or (2) outstanding futures contracts based on the Municipal Index and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on Treasury Bonds) exceeding the fair market value of Moody's Eligible Assets owned by the Fund; (E) the Fund may enter into futures contracts on Treasury Bonds provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (2) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 80% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P); for purposes of the foregoing clauses (D) and (E), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding option written by the Fund; and (F) the Fund may buy call or put options on futures contracts on the Municipal Index or Treasury Bonds, may write put options on such futures contracts (provided, that if the contract would require delivery of a security, that security must be held by the Fund) and may write call options on such futures if it owns the futures contract subject to the option. For so long as the APS are rated by Moody's, the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the open interest with respect to such futures contracts based on the Municipal Index as reported by The Wall Street Journal is less than 5,000. For so long as the APS are rated by Moody's, the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires. For so long as the APS are rated by Moody's, the Fund will engage in transactions with respect to futures contracts or options thereon having only the next settlement date or the settlement date immediately thereafter. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the APS, at the Discounted Value of the underlying security of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lessor of (1) exercise price and (2) the Discounted Value of the underlying security; (C) if the Fund is a seller under a futures contract, the underlying security will be valued at the lower of (1) settlement price and (2) the Discounted Value of the underlying security; if a contract matures within the Moody's Exposure Period, the security may be valued at the settlement price; (D) if the Fund is the buyer under a futures contract, the underlying security will be valued at the lower of (1) the settlement price and (2) the Discounted Value of the underlying security; if the contract matures within the Moody's Exposure Period, the security may be valued at its Discounted Value and (E) call or put option contracts which the Fund buys have no value. For so long as APS are rated by Moody's: (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (D) the Fund will not enter into an option or futures transaction unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the APS Basic Maintenance Amount; (E) for purposes of the APS Basic Maintenance Amount (1) assets in margin accounts are not Moody's Eligible Assets, (2) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract, the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund and (3) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the Market Value of the underlying futures contract will constitute a liability of the Fund; (F) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; (I) the Fund will enter into futures contracts as seller only if it owns the underlying security; and (J) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

                                        (ii) incur any indebtedness, without
         prior written approval of Moody's that such indebtedness would not adversely affect the then current rating by Moody's of the APS except that the Fund may, without obtaining the written confirmation described above, incur indebtedness for the purpose of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such indebtedness; or

                                        (iii) issue any class or series of
         shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; or

                           (b) For so long as any of the APS is Outstanding and
S&P is rating such shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by such rating agency to the APS, engage in any one or more of the following transactions:

                                        (i) transactions in any reverse
         repurchase agreements; or

                                        (ii) lend portfolio securities; or

                                        (iii) borrow money, except that the Fund
         may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing; or

                                        (iv) issue any class or series of shares
         ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund, or merge or consolidate with any corporation; or

                                        (v) engage in repurchase agreement
         transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposits or bankers acceptance in which the counter-party or its affiliates have securities rated A1+ by S&P with respect to such underlying security; or

                                        (vi) engage in short sale transactions;
         or

                                        (vii) purchase or sell futures contracts
         or options thereon or write uncovered put or uncovered call options on portfolio securities except that (A) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of
         (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contract based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (B) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as the APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate

         Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as the APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as the APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

                  14. Notice. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Certificate of Vote, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

                  15. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, shall mean (i) (A) in the case of any Minimum Dividend Period or any Rate Period between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         "Accountant's Confirmation" shall have the meaning set forth in paragraph (c) of Section 9 of this Part I.

         "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. Such Additional Dividends shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each Holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

         "Anticipation Notes" means the following municipal securities: tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

         "Applicable Rate" shall have the meaning specified in subparagraph
(c)(i) of Section 2 of this Part I.

         "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $50,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date; (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either
(A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(G) if such assets mature within the Moody's Exposure Period and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

         "APS Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph (a) of Section 9 of this Part I) as of a given Valuation Date, shall mean the third Business Day following such Valuation Date.

         "APS Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

         "Auction" shall mean each periodic implementation of the Auction Procedures.

         "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of APS so long as the Applicable Rate for such series is to be based on the results of an Auction.

         "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 7 of this Part I.

         "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

         "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

         "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

         "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

         "Closing Transactions" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

         "Commercial Paper Dealers" shall mean Goldman, Sachs Money Markets, L.P., Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney, Harris Upham & Co. or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

         "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

         "Cure Date" shall mean the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

         "Date of Original Issue," with respect to any series of APS, shall mean the date on which the Fund initially issued shares of such series of APS.

         "Deposit Securities" shall mean cash and municipal securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of Section 3(a)(iii) of this Part I, such municipal securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

         "Discounted Value" shall mean (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such Asset at any time.

         "Dividend Coverage Amount," as of any Valuation Date, shall mean, with respect to each of the APS, (i) the aggregate amount of dividends that will accumulate on such APS to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such APS and Receivables for Municipal Securities Sold which become due prior to the Dividend Payment Date and interest with respect to municipal securities which is payable to the Fund prior to the Dividend Payment Date.

         "Dividend Coverage Assets," as of any Valuation Date, shall mean, with respect to each of the APS, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

         "Dividend Payment Date," with respect to any series of APS, shall mean any date on which dividends on shares of such series of APS are payable pursuant to the provisions of paragraph (b) of Section 2 of this Part I.

         "Dividend Period," with respect to any series of APS, shall mean the period from and including the Date of Original Issue of such series to but excluding the initial Dividend Payment Date for such series and any period thereafter from and including one Dividend Payment Date for such series to but excluding the next succeeding Dividend Payment Date for such series.

         "Fund" shall mean Van Kampen Merritt Trust For Investment Grade Municipals, a Massachusetts business trust, which is the issuer of the APS.

         "Failure to Deposit," with respect to any series of APS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is given pursuant to paragraph (b) of Section 3 of this Part I.

         "Holder," with respect to any series of APS, shall mean the registered holder of shares of such series of APS as the same appears on the share books of the Fund.

         "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

         "Initial Dividend Period," with respect to any series of APS, shall mean the period from and including the Date of Original Issue thereof to but excluding the initial Dividend Payment Date therefor.

         "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

         "Initial Margin" means the amount of cash or securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

         "Market Value" of any asset of the Fund shall mean the market value thereof determined by the Pricing Service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations.

         "Mandatory Redemption Price" means $50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

         "Master Purchaser's Letter" has the meaning specified in Section 1 of
Part II hereof.

         "Maximum Potential Additional Dividends Liability," as of any Valuation Date, shall mean the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

         "Minimum Liquidity Level" shall have meaning set forth in Section 10 of this Part I.

         "Minimum Dividend Period" shall mean with respect to APS Series A, APS Series B, APS Series C and APS Series D, any Rate Period consisting of 28 Rate Period Days.

         "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                 RATING CATEGORY

                                                                    RATING CATEGORY
                                     -------------------------------------------------------------------------------------
EXPOSURE PERIOD 1+ (3),(4)           Aaa(1)     AA(1)   A(1)       BAA(1)     OTHER(2)  (V) MIG-1 (1),(3),(4) SP-1+(3),(4)
--------------------------           ------     -----   ----       ------     --------  ----------------------------------
7      Weeks......................   151%       159%    168%       202%       229%      136%                  148%
8      weeks or less but greater     154        164     173        205        235       137                   149
       than seven weeks...........
9      weeks or less but greater     158        169     179        209        242       138                   150
       than eight weeks...........

-----------------

(1) Moody's rating.
(2) California municipal securities not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.
(3) California municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.
(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

         Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term municipal securities will be 115%, so long as such municipal securities are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period or 125% as long as such municipal securities are rated at least A-1-/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Securities Sold.

         "Moody's Eligible Asset" shall mean cash, Receivables for Municipal Securities Sold or a municipal security that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated municipal security, such municipal security (excluding any short-term municipal security) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's; and
(iv) is part of an issue of municipal securities of at least $10,000,000. Municipal securities issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any municipal security backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such municipal security. Municipal securities issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a municipal security shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. For purposes of Minimum Issue Size, Maximum Underlying Obligor and Maximum State or Territory Concentration, Moody's Eligible Assets shall be calculated without including cash and municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, municipal securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such municipal securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that is has been deposited for the payment of (i)(A) through (i)(G) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Van Kampen Merritt Investment Advisory Corp., the Administrator, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

         "Moody's Exposure Period" shall mean the period commencing on a given Valuation Date and ending 46 days thereafter.

         "Moody's Hedging Transactions" shall mean transactions in options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts.

         "Municipal Index" shall mean The Bond Buyer Municipal Bond Index.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

         "1940 Act APS Asset Coverage" shall mean asset coverage, as defined in
Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

         "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act APS Asset Coverage (as required by Section 8 of this Part
I) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         "Non-call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Notice of Redemption" shall mean any notice with respect to the redemption of the APS pursuant to Section 3 of this Part I.

         "Optional Redemption Price" shall mean (i) $50,000 per share of APS in the case of a 28-day, a three-month or a six-month Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared). "Preferred Shares" shall mean the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes the APS.

         "Premium Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Pricing Service" means Van Kampen Merritt Investment Advisory Corp., acting pursuant to a Fund Pricing Agreement between the Fund and Van Kampen Merritt Investment Advisory Corp. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS).

         "Projected Dividend Amount" means, with respect to the shares of any series of APS, on any Valuation Date in the event the then current Dividend Period will end within 47 calendar days of such date, from and after the last day of such Dividend Period until 47 calendar days less the number of days remaining in the current Dividend Period at an Applicable Rate equal to the Maximum Rate for such Dividend Period multiplied by the larger of the factors (currently 304%) that the Fund has been informed by Moody's and S&P is applicable to the Projected Dividend Amount and designed to take into account increases in dividend rates over such period.

         "Quarterly Valuation Date" shall mean the last Business Day of each fiscal quarter of the Fund in each fiscal year of the Fund, commencing April 30, 1992.

         "Rate Period," with respect to any series of APS, shall mean the Initial Dividend Period thereof and any Subsequent Dividend Period, including any Special Dividend Period, for such series.

         "Rate Period Days," for any Rate Period consisting of less than four Dividend Periods, shall mean the number of days (without giving effect to subparagraph (b)(ii) of Section 2 of this Part I) in such Rate Period.

         "Receivables for Municipal Securities Sold" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of municipal securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

         "Redemption Price" shall mean the Optional Redemption Price or the Mandatory Redemption Price, as applicable.

         "Retroactive Taxable Allocation" shall have the meaning set forth in
Section 12 hereof.

         "S&P" shall mean Standard & Poor's Fund, a New York corporation, and its successors.

         "S&P Discount Factor" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                                 Rating Category
                                      -----------------------------------------------------------------------
Exposure Period                       AAA*              AA*               A*                BBB*
-------------------------------------------------------------------------------------------------------------
40      Business Days                 190%              195%              210%              250%
22      Business Days                 170               175               190               230
10      Business Days                 155               160               175               215
7       Business Days                 150               155               170               210
3       Business Days                 130               135               150               190

--------------------
*        S&P rating.

         Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term municipal securities will be 115%, so long as such municipal securities are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such municipal securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's rated short-term municipal securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term municipal securities may comprise no more than 50% of short-term municipal securities that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term municipal securities.

         "S&P Eligible Asset" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the mean of APS Basic Maintenance Amount), Receivables for Municipal Securities Sold or a municipal security owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated municipal securities will be included in S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated municipal security, such municipal security will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of municipal securities; and (v) is part of an issue of municipal securities with an original issue size of at least $20 million or, if an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "municipal securities" means any obligation the interest on which is exempt from regular Federal income taxation and which issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

                  16. Municipal securities of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 10% of the aggregate Market Value of S&P Eligible Assets provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such municipal securities exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

                  17. Municipal securities guaranteed or insured by any one bond insurer shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; and

                  18. Long-term municipal securities issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

         "S&P Exposure Period" shall mean the maximum period of time following a Valuation Date that the Fund has under this Certificate of Vote to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph (a) of Section 9 of this Part I).

         "S&P Hedging Transactions" means futures contracts based on the Municipal Index or Treasury Bonds, put and call options on such contracts purchased by the Fund and covered call options and secured put options on portfolio securities written by the Fund.

         "Special Dividend Period," with respect to any series of APS, shall mean any Subsequent Dividend Period commencing on the date designated by the Fund in accordance with Section 4 of this Part I and ending on the last day of the last Dividend Period thereof, with such number of consecutive days or whole years as the Board of Trustees shall specify, including the terms of any Specific Redemption Provisions, if any.

         "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided, that during any Special Dividend Period of 365 or more days if on the date of determination of the Applicable Rate for such series, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

         "Subsequent Dividend Period," with respect to any series of APS, shall mean the period from and including the first day following the Initial Rate Period thereof to but excluding the next Dividend

Payment Date which follows a scheduled Auction for such series and any period thereafter from and including one Dividend Payment Date which follows a scheduled Auction for such series to but excluding the next succeeding Dividend Payment Date which follows a scheduled Auction for such series; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

         "Substitute Commercial Paper Dealer" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a Commercial Paper Dealer; provided that none of such entities shall be a Commercial Paper Dealer.

         "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided that none of such entities shall be a U.S. Government Securities Dealer.

         "Treasury Bonds" shall mean United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of 10 years or more.

         "Treasury Rate," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Rate Period consisting of four Dividend Periods and express as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         "U.S. Government Securities Dealer" shall mean Goldman, Sachs & Co., Lehman Government Securities Incorporated, Smith Barney, Harris Upham & Co. and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

         "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount and the Minimum Liquidity Level, each Business Day.

         "Variation Margin" shall mean, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

         "Voting Period" shall have the meaning set forth in paragraph (b) of
Section 5 of this Part I.

                                     PART II

                  1. Certain Definitions. Capitalized terms not defined in
Section 1 of this Part II shall have the respective meaning specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires:

         "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any fund or any Person controlled by, in control of or under common control with such fund one of the trustees or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee or executive officer is also a trustee of the Fund.

         "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

         "Applicable Percentage" for any series of APS on any Auction Date shall mean the percentage, determined as set forth below, based on the prevailing rating of such series in effect at the close of business on the Business Day next preceding such Auction Date.

              Prevailing Rating                                                   Percentage
              -----------------                                                   ----------
              "aa3"/AA- or higher.....................................               110%
              "a3"/A-.................................................               125%
              "baa3"/BBB-.............................................               150%
              "ba3"/BB-...............................................               200%
              Below "ba3"/BB-.........................................               250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater, provided further, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS.

         For purposes of this definition, the "prevailing rating" of shares of a series of APS shall be (i) "aa3"/AA- or higher if shares of such series of APS have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if the shares of such series of APS have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if the shares of such series of APS have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if the shares of such series of APS have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB- or "ba3"/BB-, then below "ba3"/BB-, provided, however, that if the APS are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for each series of APS. If neither S&P nor Moody's shall make such a rating available, Goldman, Sachs & Co. or Smith Barney, Harris Upham & Co. Incorporated or their successors as Broker-Dealers shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of the APS and the Fund shall take all reasonable action to enable such rating agency or agencies to provide a rating for shares of such series.

         "Available APS" shall have the meaning specified in paragraph (a) of
Section 4 of this Part II.

         "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

         "Existing Holder," when used with respect to shares of any series of APS, shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such APS in the records of the Auction Agent.

         "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Master Purchaser's Letter" shall mean a letter, addressed to the Fund, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell APS as set forth in this Part II.

         "Maximum Rate," for any series of APS on any Auction Date, shall mean:

                                        (i) in the case of any Auction Date
         which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period designated by the Fund pursuant to
         Section 4 of Part I of the Certificate of Vote, the product of (A) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such series and (B) the Applicable Percentage on such Auction Date, unless such series has or had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period of such series after such Special Dividend Period, in which case the higher of:

                                            (A) the dividend rate on shares of
         such series for the then-ending Rate Period, and

                                            (B) the product of (1) the higher of
         (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods, and (y) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period of such series, if such Special Dividend Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period consists of four or more Dividend Periods and (2) the Applicable Percentage on such Auction Date; or

                                        (ii) in the case of any Auction Date
         which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 Rate Period Days designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the highest of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods, (2) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period consists of less than four Dividend Periods or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period consists of four or more Dividend Periods, and
         (3) the "AA" Composite Commercial Paper Rate on such Auction Date for Minimum Dividend Periods and (B) the Applicable Percentage on such Auction Date.

         "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Outstanding" shall mean, as of any Auction Date with respect to shares of any series of APS, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series of APS theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund, (ii) any shares of such series of APS as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series of APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

         "Person" shall mean and include an individual, a partnership, a fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Potential Holder," when used with respect to shares of any series of APS, shall mean any Person, including any Existing Holder of shares of such series of APS, (i) who shall have executed a Master

Purchaser's Letter and (ii) who may be interested in acquiring shares of such series of APS (or, in the case of an Existing Holder of shares of such series of APS, additional shares of such series of APS).

         "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

         "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Submission Deadline" shall mean 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Brokers-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         "Winning Bid Rate" shall have the meaning specified in paragraph (a) of
Section 4 of this Part II.

                  2. Orders by Existing Holders and Potential Holders. (a) Prior to the Submission Deadline on each Auction Date:

                                        (i) each Existing Holder of shares of
         any series of APS subject to an Auction on such Auction Date may submit to a Broker-Dealer by telephone or otherwise information as to:

                                            (A) the number of Outstanding
         shares, if any, of such series of APS held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for such series for the next succeeding Rate Period of such series;

                                            (B) the number of Outstanding
         shares, if any, of such series of APS which such Existing Holder offers to sell if the Applicable Rate for such series for the next succeeding Rate Period of such series shall be less than the rate per annum specified by such Existing Holder; and/or

                                            (C) the number of Outstanding
         shares, if any, of such series of APS held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for such series for the next succeeding Rate Period of such series;

and

                                        (ii) one or more Broker-Dealers, using
         lists of Potential Holders, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders (by telephone or otherwise), including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of such series of APS which each such Potential Holder offers to purchase if the Applicable Rate for such series for the next succeeding Rate Period of such series shall not be less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                           (b) (i) A bid by an Existing Holder of shares of any
series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                            (A) the number of Outstanding shares
         of such series of APS specified in such Bid if the Applicable Rate for such series determined on such Auction Date shall be less than the rate specified therein:

                                            (B) such number or a lesser number
         of Outstanding shares of such series of APS to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such series determined on such Auction Date shall be equal to the rate specified therein; or

                                            (C) the number of Outstanding shares
         of such series of APS specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for such series, or such number or a lesser number of Outstanding shares of such series of APS to be determined as set forth in clause (iii) of paragraph (b) of
         Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for such series and Sufficient Clearing Bids for such series do not exist.

                                        (ii) A Sell Order by an Existing Holder
         of shares of any series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                            (A) the number of Outstanding shares
         of such series of APS specified in such Sell Order; or

                                            (B) such number or a lesser number
         of Outstanding shares of such series of APS as set forth in clause
         (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for such series do not exist.

                                        (iii) A Bid by a Potential Holder of
         shares of any series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                            (A) the number of Outstanding shares
         of such series of APS specified in such Bid if the Applicable Rate for such series determined on such Auction Date shall be higher than the rate specified therein; or

                                            (B) such number or a lesser number
         of Outstanding shares of such series of APS as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such series determined on such Auction Date shall be equal to the rate specified therein.

                           (c) No Order for any number of shares of any series
of APS other than whole shares shall be valid.

                  3. Submission of Orders by Broker-Dealers to Auction Agent.
(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of any series of APS subject to an Auction on such Auction Date obtained by such Broker-Dealer and shall specify with respect to each Order for such shares:

                                        (i) the name of the Bidder placing such
         Order;

                                        (ii) the aggregate number of shares of
         such series of APS that are the subject of such Order;

                                        (iii) to the extent that such Bidder is
         an Existing Holder of shares of such series of APS:

                                            (A) the number of shares, if any, of
         such series of APS subject to any Hold Order placed by such Existing Holder;

                                            (B) the number of shares, if any, of
         such series of APS subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                                            (C) the number of shares, if any, of
         such series of APS subject to any Sell Order placed by such Existing Holder; and

                                        (iv) to the extent such Bidder is a
         Potential Holder of shares of such series of APS, the rate and number of shares of such series of APS specified in such Potential Holder's Bid.

                           (b) If any rate specified in any Bid contains more
than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                           (c) If an Order or Orders covering all of the
Outstanding shares of any series of APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of such series of APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                           (d) If any Existing Holder submits through a
Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding shares of any series of APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                                        (i) all Hold Orders for shares of such
         series of APS shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series of APS held by such Existing Holder, and if the number of shares of such series of APS subject to such Hold Orders exceeds the number of Outstanding shares of such series of APS held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series of APS held by such Existing Holder;

                                        (ii) (A) any Bid for shares of such
         series of APS shall be considered valid up to and including the excess of the number of Outstanding shares of such series of APS held by such Existing Holder over the number of shares of such series of APS subject to any Hold Orders referred to in clause (i) above;

                                            (B) subject to subclause (A), if
         more than one Bid for shares of such series of APS with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of such series of APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series of APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series of APS equal to such excess;

                                            (C) subject to subclauses (A) and
         (B), if more than one Bid for shares of such series of APS with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                            (D) in any such event, the number,
         if any, of such Outstanding shares of such series of APS subject to any portion of Bids considered not valid in whole or in part under the clause (ii) shall be treated as the subject of a Bid for shares of such series of APS by a Potential Holder at the rate therein specified; and

                                        (iii) all Sell Orders for shares of such
         series of APS shall be considered valid up to and including the excess of the number of Outstanding shares of such series of APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

                           (e) If more than one Bid for one or more shares of
any series of APS is submitted on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                           (f) An Order submitted by a Broker-Dealer to the
Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

                  4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders" and shall for each series of APS for which an Auction is being held determine:

                                        (i) the excess of the number of
         Outstanding shares of such series of APS over the number of Outstanding shares of such series of APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS" of such series);

                                        (ii) from the Submitted Orders for such
         series whether:

                                            (A) the number of Outstanding shares
         of such series of APS subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for such series exceeds or is equal to the sum of

                                            (B) the number of Outstanding shares
         of such series of APS subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate for such series; and

                                            (C) the number of Outstanding shares
         of such series of APS subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of shares of such series of APS in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for such series); and

                                        (iii) if Sufficient Clearing Bids for
         such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for such series) which if:

                                            (A) (I) each such Submitted Bid from
         Existing Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series of APS that are subject to such Submitted Bids; and

                                            (B) (I) each such Submitted Bid from
         Potential Holders specifying such lowest rate and (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series of APS which, when added to the number of Outstanding shares of such series of APS to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS of such series.

                           (b) Promptly after the Auction Agent has made the
determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate for each series of APS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for each such series for the next succeeding Rate Period thereof as follows:

                                        (i) if Sufficient Clearing Bids for such
         series exist, that the Applicable Rate for such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for such series to determined;

                                        (ii) if Sufficient Clearing Bids for
         such series do not exist (other than because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), that the Applicable Rate for such series for the next succeeding Rate Period, which shall be a Minimum Dividend Period, thereof shall be equal to the Maximum Rate for such series; or

                                        (iii) if all of the Outstanding shares
         of such series of APS are subject to Submitted Hold Orders, that the Applicable Rate for such series for the next succeeding Rate Period thereof shall be equal to the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of less than four Dividend Periods or (II) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods and (B) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income taxable for Federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for Federal income tax purposes shall be the rate described in the preceding clause (A)(I) or
         (II), as applicable, without being multiplied by the factor set forth in the preceding clause (B).

                  5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                           (a) If Sufficient Clearing Bids for any series of APS
have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such series shall be rejected:

                                        (i) Existing Holders' Submitted Bids for
         shares of such series of APS specifying any rate that is higher than the Winning Bid Rate for such series shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                                        (ii) Existing Holders' Submitted Bids
         for shares of such series of APS specifying any rate that is lower than the Winning Bid Rate for such series shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                                        (iii) Potential Holders' Submitted Bids
         for shares of such series of APS specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                                        (iv) each Existing Holder's Submitted
         Bid for shares of such series of APS specifying a rate that is equal to the Winning Bid Rate for such series shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding shares of such series of APS subject to all such Submitted Bids shall be greater than the number of shares of such series of APS ("remaining shares") in the excess of the Available APS of such series over the number of the APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the APS subject to such Submitted Bid, but only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for such series; and

                                        (v) each Potential Holder's Submitted
         Bid for shares of such series of APS specifying a rate that is equal to the Winning Bid Rate for such series shall be accepted but only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of shares in the excess of the Available APS of such series over the number of the APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for such series; and

                           (b) If Sufficient Clearing Bids for any series of APS
have not been made (other than because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such series shall be rejected:

                                        (i) Existing Holders' Submitted Bids for
         shares of such series of APS specifying any rate that is equal to or lower than the Maximum Rate for such series shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                                        (ii) Potential Holders' Submitted Bids
         for shares of such series of APS specifying any rate that is equal to or lower than the Maximum Rate for such series shall be accepted; and

                                        (iii) Each Existing Holder's Submitted
         Bid for shares of such series of APS specifying any rate that is higher than the Maximum Rate of such series and the Submitted Sell Orders for shares of such series of APS of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series of APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of shares of such series of APS subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to all such Submitted Bids and Submitted Sell Orders.

                           (c) If all of the Outstanding shares of any series of
APS are subject to Submitted Hold Orders, all Submitted Bids for such series shall be rejected.

                           (d) If, as a result of the procedures described in
clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this
Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS of any series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of such series of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares of such series so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of APS.

                           (e) If, as a result of the procedures described in
clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of any series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of such series of APS for purchase among Potential Holders so that only whole shares of such series of APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the APS on such Auction Date.

                           (f) Based on the results of each Auction for a series
of APS, the Auction Agent shall determine the aggregate number of shares of such series of APS to be purchased and the aggregate number of shares of such series of APS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers of shares of such series of APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of shares of such series of APS such Broker-Dealer shall receive, as the case may be, shares of such series of APS.

                  6. Notification of Allocations. In normal circumstances, whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on the APS, the Fund will notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

                  7. Miscellaneous. (a) To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Vote to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Vote with respect to any series of APS prior to the issuance of such series.

                           (b) An Existing Holder may sell, transfer or
otherwise dispose of the APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent; provided, that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

                           (c) All of the shares of each series of APS
outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

                           (d) Neither the Fund nor any affiliate thereof may
submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote
to be executed as of March   , 1992.



                                              ---------------------------
                                              Ronald A. Nyberg
                                              Secretary



State of                   )
                           )   ss
County of                  )

         Then personally appeared before me Ronald A. Nyberg, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Secretary of Van Kampen Merritt Trust For Investment Grade California Municipals.


                                              Before me,


                                              ---------------------------
                                              Notary Public

                       My commission expires:
                                              ---------------------------

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
                 ESTABLISHING FOUR SERIES OF PREFERRED SHARES OF
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

                  Van Kampen Trust for Investment Grade Municipals, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

                  FIRST: On October 8, 1998, the Board of Trustees, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote of Trustees Establishing Four Series of Preferred Shares (the "Certificate of Vote") of the Fund, authorized and declared a 2-for-1 split of the preferred shares of beneficial interest of the Fund, par value $.01 per share, liquidation preference $50,000 per share, designated respectively, Auction Preferred Shares, Series A ("APS Series A"), Auction Preferred Shares, Series B ("APS Series B"), Auction Preferred Shares, Series C ("APS Series C") and Auction Preferred Shares, Series D ("APS Series D") (collectively, the APS Series A, APS Series B, APS Series C and APS Series D are referred to as "APS"). The stock split is to be effected by means of a division of each outstanding share of APS into two preferred shares of beneficial interest, par value $.01 per share, liquidation preference $25,000 per share.

                  SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

         a. The first paragraph of the vote establishing a class of preferred shares of beneficial interest is hereby amended by replacing such paragraph with the following:

                  First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of four series of 10,600 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $25,000 per share, designated, respectively, Auction Preferred Shares, Series A ("APS Series A"), Auction Preferred Shares, Series B ("APS Series B"), Auction Preferred Shares, Series C ("APS Series C") and Auction Preferred Shares, Series D ("APS Series D") (collectively, the APS Series A, APS Series B, APS Series C and APS Series D are referred to as "APS").

         The first four paragraphs under the heading "DESIGNATION" of the Certificate of Vote are hereby amended by replacing such paragraphs with the following:

                  APS Series A: A series of 3,000 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series A" (hereinafter, "APS Series A"). Each share of APS Series A shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.30% per annum, have an Initial Dividend Payment Date of Monday, April 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS Series A shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series A shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  APS Series B: A series of 3,000 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series B" (hereinafter, "APS Series B"). Each share of APS Series B shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.30% per annum, have an Initial Dividend Payment Date of Monday, April 13, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS Series B shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series B shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  APS Series C: A series of 3,000 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series C" (hereinafter, "APS Series C"). Each share of APS Series C shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.40% per annum, have an Initial Dividend Payment Date of Monday, July 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS Series C shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series C shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  APS Series D: A series of 1,600 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series D" (hereinafter, "APS Series D"). Each share of APS Series D shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.40% per annum, have an Initial Dividend Payment Date of Monday, July 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS Series D shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series D shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

          Section 2 (c)(ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  The amount of dividends per share payable on shares of any series of APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the respective Applicable Rate in effect for such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period of Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend periods, and applying the rate obtained against $25,000.

          Section 3 (a)(i) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  After the Initial Dividend Period with respect to any series of APS and upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part of any such partial redemption fewer than 500 shares of such series remain outstanding.

          Section 5 (g) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Right to Vote with Respect to Certain Other Matters. If the Fund has more than one series of APS outstanding, the affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect any exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or
                  (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interest of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of each series of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

          Section 6 (a) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

          Section 15(f) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $25,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date; (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through
                  (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
                  (i)(A) thorough (i)(G) if such assets mature within the Moody's Exposure Period and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

          Section 15 (ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

          Section 15 (yy) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Optional Redemption Price" shall mean (i) $25,000 per share of APS in the case of a 28-day, three-month or a six month Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

          Section 15 (ppp) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund, and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided, that during any Special Dividend Period of 365 or more days if, on the date of determination of the Applicable Rate for such Series, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
                CHANGING THE TIMING OF CERTAIN REPORTS TO RATING
                                    AGENCIES


                  Van Kampen Trust for Investment Grade Municipals, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

         FIRST: On September 25, 2003, the Board of Trustees of the Fund, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized an amendment to the Certificate of Vote to change the timing of filing certain reports with rating agencies from quarterly to annually and to make conforming changes to the Certificate of Vote.

         SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I of the Certificate of Vote of the Fund, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

         a. Section 5 (d) (ii) of Part I of the Certificate of Vote is hereby amended to replace the term "Quarterly Valuation Date" with the term "Annual Valuation Date."

         b. The second and third sentences of Section 9(b) of Part I of the Certificate of Vote are hereby amended to replace such sentences with the following:

                  The Fund shall also deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the last Valuation Date of each month on or before the third Business Day after such day. The Fund shall also deliver to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) an APS Basic Maintenance Report whenever (i) the Fund shall have redeemed APS or Common Shares, (ii) the Fund shall fail to have S&P Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to 105% of the APS Basic Maintenance Amount, or (iii) whenever requested by Moody's or S&P, in each case on or before the third Business Day after such day.

         c. Section 9 (c) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that, in such Report, the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Annual Valuation Date, S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

         d. The final clause of Section 13 (a) (i) of Part I of the Certificate of Vote, which read "there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or" is hereby amended to replace such clause with the following:

                  there shall be an annual audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

         e. Section 15 (h) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "APS Basic Maintenance Report" shall mean a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the APS Basic Maintenance Amount, the net asset value and market trading price per Common Share, and the total return percentage for the relevant valuation period.

         f. Section 15 (ddd) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Annual Valuation Date" shall mean the last Business Day of each fiscal year of the Fund.

                  IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of March 8, 2004.


                                            -----------------------------
                                            A. Thomas Smith III
                                            Vice President and Secretary

State of New York          )
                           )    ss

County of New York         )


                           Then personally appeared before me A. Thomas Smith
III, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen Trust for Investment Grade Municipals.


                                            Before me,


                                            -----------------------------
                                            Notary Public


My commission expires:
                       ------------------------

                            ARTICLES OF AMENDMENT TO

                       THE CERTIFICATE OF VOTE OF TRUSTEES

                        ESTABLISHING PREFERRED SHARES OF

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

          Pursuant to the provisions of the Declaration of Trust of Van Kampen Trust for Investment Grade Municipals (the "Fund") and pursuant to the provisions of the Certificate of Vote of Trustees Establishing Preferred Shares of the Fund (the "Certificate of Vote"), the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

     (a) The title, the first paragraph and the second paragraph of the Certificate of Vote are amended by replacing such title and paragraphs with the following:

                  CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING
                        SEVEN SERIES OF PREFERRED SHARES

          Ronald A. Nyberg, formerly Secretary, of Van Kampen Trust for Investment Grade Municipals (formerly known as Van Kampen Merritt Trust For Investment Grade Municipals) (the "Fund") located at One Parkview Plaza, Oakbrook Terrace, IL 60181, previously certified that at a meeting of the trustees of the Fund held on February 20, 1992, a vote establishing and designating four series of preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted (which vote has subsequently been amended). I, Stefanie V. Chang Yu, Vice President and Secretary of the Fund do hereby certify that at a meeting of the trustees of the Fund held on February 3, 2005, the trustees voted to establish and designate three additional series of preferred shares of beneficial interest ranking on parity with the existing preferred shares of beneficial interest and to amend the Fund's vote establishing and designating preferred shares of beneficial interest and determining the relative rights and preferences, which vote, as amended, is set forth below:

          First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of seven series of 17,200 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $25,000 per share, designated, respectively, Auction Preferred Shares, Series A ("APS Series A"), Auction Preferred Shares, Series B ("APS Series B"), Auction Preferred Shares, Series C ("APS Series C"), Auction Preferred Shares, Series D ("APS Series D"), Auction Preferred Shares, Series E ("APS Series E"), Auction Preferred Shares, Series F ("APS Series F") and Auction Preferred Shares, Series G ("APS Series G") (collectively, the APS Series A, APS Series

B, APS Series C, APS Series D, APS Series E, APS Series F and APS Series G are referred to as "APS").

     (b) After the fourth paragraph under the heading "DESIGNATION," of the Certificate of Vote, a fifth through seventh paragraph are added as follows:

APS SERIES E: A class of 2,200 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series E" (hereinafter, "APS Series E"). Each share of APS Series E shall be issued on October 7, 2005; have an Applicable Rate for its Initial Dividend Period equal to 2.850% per annum, have an Initial Dividend Payment Date of Monday, October 31, 2005; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series E shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series E shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

APS SERIES F: A class of 2,200 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series F" (hereinafter, "APS Series F"). Each share of APS Series F shall be issued on October 7, 2005; have an Applicable Rate for its Initial Dividend Period equal to 2.650% per annum, have an Initial Dividend Payment Date of Tuesday, October 11, 2005; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series F shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series F shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

APS SERIES G: A class of 2,200 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series G" (hereinafter, "APS Series G"). Each share of APS Series G shall be issued on October 7, 2005; have an Applicable Rate for its Initial Dividend Period equal to 2.500% per annum, have an Initial Dividend Payment Date of Monday, October 17, 2005; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series G shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series G shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

     (c) Section 2(b)(i) of Part I the Certificate of Vote is amended by replacing such section with the following:

     Dividends were payable and shall be payable subject to subparagraph (b)
     (ii) of this Section 2, on shares of:

                         (A) APS Series A, on Monday, April 6, 1992, and on each fourth Monday thereafter,

                         (B) APS Series B, on Monday, April 13, 1992, and on each fourth Monday thereafter,

                         (C) APS Series C, on Monday, July 6, 1992 and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date,

                         (D) APS Series D, on Monday, July 6, 1992, and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date,

                         (E) APS Series E, on Monday, October 31, 2005, and on each fourth Monday thereafter,

                         (F) APS Series F, on Tuesday, October 11, 2005, Monday, November 7, 2005, and on each fourth Monday thereafter, and

                         (G) APS Series G, on Monday, October 17, 2005, and on each fourth Monday thereafter,

provided that if the Fund, subject to the conditions set forth in Section 4 of this Part I, designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (1) with respect to a Special Dividend Period of less than 181 days, the day after the last day thereof, (2) with respect to a Special Dividend Period of 181 days or more and fewer than 365 days, the 92nd day thereof, the 183rd day thereof, if any, the 247th day thereof, if any, and the day after the last day, thereof and (3) with respect to a Special Dividend Period of 365 or more days, on such date in each quarterly period after the commencement thereof as is determined by the Board of Trustees.

After any Special Dividend Period, dividends on shares of such series of APS shall be payable, subject to subparagraph (b) (ii) of this Section 2, on each fourth succeeding Monday if such series is APS Series A, each fourth succeeding Monday if such series is APS Series B, the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date if such series is APS Series C, the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date if such series is APS Series D, on each fourth succeeding Monday if such series is APS Series E, on each fourth succeeding Monday if such series is APS

Series F, and on each fourth succeeding Monday if such series is APS Series G, subject in each case to the options of the Fund to further designate from time to time any Subsequent Dividend Period thereof as a Special Dividend Period.

     (d) Section 5 (g) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

     Right to Vote with Respect to Certain Other Matters. If the Fund has more than one series of APS outstanding, the affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect any exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interest of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940
     Act), each such series shall vote together collectively as one class. The vote of holders of each series of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

     (e) The definition of "Minimum Dividend Period" in Section 15 of Part I of the Certificate of Vote is amended by replacing such defined term with the following:

     "Minimum Dividend Period" shall mean with respect to APS Series A, APS Series B, APS Series C, APS Series D, APS Series E, APS Series F and APS Series G, any Rate Period consisting of 28 Rate Period Days.

IN WITNESS WHEREOF, the undersigned has caused this amendment to the Certificate of Vote to be executed as of October 7, 2005.



                                        ----------------------------------------
                                        Stefanie V. Chang Yu
                                        Vice President and Secretary

State of New York  )
                   ) ss
County of New York )

               Then personally appeared before me Stefanie V. Chang Yu, who acknowledged the foregoing instrument to be her free act and deed and the free act and deed in her capacity as Vice President and Secretary of Van Kampen Trust for Investment Grade Municipals.

                                        Before me,


                                        ----------------------------------------
                                        Notary Public

My commission expires: _______________________

                                   APPENDIX C

               ACQUIRING FUND ANNUAL REPORT DATED OCTOBER 31, 2006

Item 1. Report to Shareholders

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade Municipals performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2006.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/06

TRUST FOR INVESTMENT GRADE MUNICIPALS
SYMBOL: VGM
---------------------------------------------------------
AVERAGE ANNUAL                     BASED       BASED ON
TOTAL RETURNS                      ON NAV    MARKET PRICE

Since Inception (1/24/92)          8.14%        7.19%

10-year                            7.49         6.63

5-year                             7.06         7.73

1-year                             8.52         9.86
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2006

MARKET CONDITIONS

Against the backdrop of strong economic growth, good employment data and inflationary pressures stemming from rising oil prices, the Federal Open Market Committee (the "Fed") continued its tightening campaign during the first eight months of the reporting period, raising the fed funds target rate six times to
5.25 percent at the end of June. As the months progressed however, economic growth moderated as consumer spending and housing weakened while inflation concerns eased, prompting investors to speculate that the Fed would take a break from rate increases. In August the Fed did pause, ending a two-year run of 17 consecutive rate increases--the longest stretch of increases in 25 years. At its subsequent meetings, the Fed again kept its target rate unchanged, and indicated that any future rate increases would be driven by the weight of economic data.

As a result of the improved outlook for the fixed-income market, yields on longer-maturity municipal bonds fell dramatically in latter months of the reporting year, ultimately ending at the lowest level in decades and causing this segment of the market to earn the best returns. Shorter-maturity municipal bonds, however, posted the lowest returns as Fed rate hikes moved yields in this portion of the curve higher. Accordingly, the slope of the municipal yield curve flattened as the spread between short-term and long-term interest rates narrowed.

Demand for municipal bonds continued to be strong during the period. In fact, inflows into municipal bond funds were 55 percent higher year-to-date through October than for the same period last year, much of which went into high-yield funds. Because prevailing interest rates were still at relatively low levels, investors increasingly sought out lower-quality, higher-yielding bonds. The increased demand for high-yield bonds led this segment of the market to considerably outperform high-grade issues.

Although municipal bond issuance remained brisk in the last quarter of 2005, volume declined throughout the remaining months of the period. As of the end of October, national municipal bond issuance was down 13 percent for 2006. The reduced supply, coupled with growing demand, further fueled municipal bond performance.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV and market price basis, the trust outperformed its benchmark index, the Lehman Brothers Municipal Bond Index.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2006

----------------------------------------------------------
      BASED ON     BASED ON       LEHMAN BROTHERS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       8.52%        9.86%              5.75%
----------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

Throughout the reporting period, we sought opportunities to enhance the portfolio's yield, while still adhering to our quality-driven investment discipline. We did so primarily by implementing two general strategies. First, we increased the portfolio's exposure to lower-rated, higher-yielding securities. Specifically, we added to holdings in BBB rated credits while reducing holdings in AAA rated credits. This strategy proved beneficial to performance as credit spreads in the high-yield segment of the market tightened, leading high-yield bonds to considerably outperform higher-quality bonds. Second, we emphasized the long end of the yield curve, favoring bonds with maturities of 20 to 30 years. Given the flattening of the yield curve during the period, attractive yields were primarily found on the very long end of the curve and our focus here was additive to performance.

Reflecting our view that interest rates in the Treasury market would continue to rise, we kept the portfolio's duration (a measure of interest-rate sensitivity) shorter than that of the Lehman Brothers Municipal Bond Index for much of the period. In the latter months, when it appeared that the Fed was done raising rates, we increased the portfolio's duration to a more neutral stance. While this positioning overall was beneficial, the trust could have benefited even more had we increased the duration earlier in the reporting period. In addition, rising interest rates made the trust's borrowing activity more expensive, thereby tempering the benefits of leverage for much of the period. The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates.

In keeping with our focus on high-yielding credits, we increased the trust's holdings of tobacco revenue bonds, which are BBB rated. The litigation environment for tobacco companies has become quite favorable, demand for the bonds remains strong, and the industry continues to prosper. We also added to holdings in hospital bonds, which have benefited from spread tightening in the sector. Our decision to increase the trust's exposure to these sectors during the period was additive to performance as they performed strongly.

The trust remained well diversified among the major sectors of the municipal market. The largest sectors at the end of the period were hospital, general purpose and public education.

The Trustees have approved a procedure whereby the trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the trust's shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the trust in the future.

CHANGES IN INVESTMENT POLICIES

The Board of Trustees of the trust recently approved the following non-fundamental investment policy for the trust: The trust may invest up to 20% of its assets in securities that are rated, at the time of investment, BB/Ba or B by Standard & Poor's Ratings Service ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Ratings Ltd. ("Fitch") or that are unrated, but deemed to be of comparable quality by the Adviser. These securities are regarded as below investment grade and are commonly referred to as junk bonds, and involve greater risks than investments in higher-grade securities.

Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade debt securities are regarded by S&P, Moody's and Fitch as predominately speculative with respect to the capacity to pay interest or repay principal or interest in accordance with their terms. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before investing in the trust.

Lower-grade securities are more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the trust experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the trust's securities relate. Further, the trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the trust may be unable to obtain full recovery on such amounts.

The secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to real or perceived general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of lower-grade securities in the trust and thus in the net asset value of the trust. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. To the extent that there is no established retail market for some of the lower-grade securities in which the trust may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Trust more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the trust may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The market for lower grade securities may have less available information, further complicating evaluations and valuations of such securities and placing more emphasis on the Adviser's experience, judgment and analysis than other securities.

RATINGS ALLOCATION AS OF 10/31/06
AAA/Aaa                                                          61.9%
AA/Aa                                                             6.1
A/A                                                               8.4
BBB/Baa                                                          15.1
BB/Ba                                                             0.2
B/B                                                               0.2
Non-Rated                                                         8.1

TOP FIVE SECTORS AS OF 10/31/06
Hospital                                                         19.2%
General Purpose                                                  10.2
Public Education                                                  7.5
Airports                                                          7.3
Wholesale Electric                                                6.1

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/06
California                                                       16.0%
New York                                                          9.8
Texas                                                             7.0
Illinois                                                          6.8
Florida                                                           6.4
South Carolina                                                    5.0
New Jersey                                                        4.0
Washington                                                        3.2
Michigan                                                          3.1
North Carolina                                                    2.9
Alabama                                                           2.7
Arizona                                                           2.6
Colorado                                                          2.6
Ohio                                                              2.3
Georgia                                                           2.0
Nevada                                                            1.9
Pennsylvania                                                      1.7
Kentucky                                                          1.6
Louisiana                                                         1.6
Indiana                                                           1.5
Tennessee                                                         1.5
Alaska                                                            1.3
Iowa                                                              1.3
Missouri                                                          1.3
Massachusetts                                                     1.2
Oregon                                                            1.2
Minnesota                                                         0.9
Maryland                                                          0.8
Virginia                                                          0.7
District of Columbia                                              0.6
Guam                                                              0.5
Oklahoma                                                          0.5
Puerto Rico                                                       0.5
Wisconsin                                                         0.4
Connecticut                                                       0.4

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/06
                                       (continued from previous page)
South Dakota                                                      0.3
Kansas                                                            0.3
West Virginia                                                     0.3
Nebraska                                                          0.2
New Hampshire                                                     0.2
North Dakota                                                      0.2
Wyoming                                                           0.2
Arkansas                                                          0.1
Delaware                                                          0.1
Mississippi                                                       0.1
New Mexico                                                        0.1
Utah                                                              0.1
                                                                -----
Total Investments                                               100.0%
                                                                -----

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocation and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a reorganization of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             MUNICIPAL BONDS  173.0%
             ALABAMA  4.6%
$    3,660   Alabama St Brd Ed Rev & Impt Southn
             Univ St Cmnty Rfdg (MBIA Insd)
             (a).................................        5.250%    07/01/20      $    3,954,337
       750   Birmingham Baptist Med Ctr AL
             Baptist Hlth Sys Ser A..............        5.875     11/15/24             806,047
     7,700   Birmingham Baptist Med Ctr AL
             Baptist Hlth Sys Ser A..............        5.000     11/15/30           7,899,738
     1,000   Jefferson Cnty, AL Ltd Oblig Sch Wt
             Ser A...............................        5.000     01/01/24           1,048,700
     2,250   Jefferson Cnty, AL Ltd Oblig Sch Wt
             Ser A...............................        5.250     01/01/23           2,408,423
     7,710   University AL at Birmingham Hosp Rev
             Ser A (c)...........................        5.000     09/01/36           8,028,705
     9,840   University AL at Birmingham Hosp Rev
             Ser A (c)...........................        5.000     09/01/41          10,209,460
                                                                                 --------------
                                                                                     34,355,410
                                                                                 --------------
             ALASKA  2.2%
     2,000   Alaska St Hsg Fin Corp Gen Hsg Ser A
             (FGIC Insd).........................        5.000     12/01/30           2,103,740
     1,250   Alaska St Hsg Fin Corp Gen Hsg Ser A
             (FGIC Insd).........................        5.250     12/01/34           1,341,350
     3,650   Alaska St Intl Arpt Rev Ser B (AMBAC
             Insd) (Prerefunded @ 10/01/12)......        5.250     10/01/27           3,971,309
     1,575   Matanuska-Susitna Boro, AK Ctf Partn
             Pub Safety Bldg Lease (FSA Insd)....        5.750     03/01/16           1,675,296
     7,300   Northern Tob Securitization Corp Tob
             Settlement Rev Asset Bkd Ser A......        5.000     06/01/46           7,398,550
                                                                                 --------------
                                                                                     16,490,245
                                                                                 --------------
             ARIZONA  4.5%
     1,000   Arizona Hlth Fac Auth Hosp Sys Rev
             John C Lincoln Hlth Network
             (Prerefunded @ 12/01/12)............        6.375     12/01/37           1,153,960
     4,225   Arizona Tourism & Sports Auth
             Multipurpose Stad Fac Ser A (MBIA
             Insd)...............................        5.375     07/01/23           4,603,053
     6,075   Glendale, AZ Indl Dev Auth John C
             Lincoln Hlth Rfdg Ser B.............        5.000     12/01/37           6,222,683
     3,050   Glendale, AZ Indl Dev Auth Rfdg.....        5.000     12/01/35           3,126,189
     3,500   Maricopa Cnty, AZ Hosp Rev Sun Hlth
             Corp................................        5.000      4/01/35           3,594,430
     2,800   Phoenix, AZ Civic Impt Corp Arpt Rev
             Jr Lien (FGIC Insd) (AMT)...........        5.375     07/01/29           2,827,412
    11,750   University of AZ Med Ctr Corp.......        5.000     07/01/35          12,071,950
                                                                                 --------------
                                                                                     33,599,677
                                                                                 --------------

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             ARKANSAS  0.2%
$    1,395   Washington Cnty, AR Hosp Rev Regl
             Med Ctr Rfdg Ser B..................        5.000%    02/01/30      $    1,437,687
                                                                                 --------------

             CALIFORNIA  27.7%
     1,300   Anaheim, CA Pub Fin Auth Lease Rev
             Pub Impt Proj Ser C (FSA Insd)......        6.000     09/01/16           1,525,186
    11,235   Anaheim, CA Pub Fin Auth Rev Eec Sys
             Dist Fac Ser A (FSA Insd)...........        5.000     10/01/31          11,845,622
     1,000   California Cnty, CA Tob Agy Tob Sec
             Asset Bkd Sonoma Cnty Corp Rfdg.....        5.250      6/01/45           1,036,650
     1,500   California Cnty, CA Tob Agy Tob Sec
             Asset Bkd Merced Cnty Rfdg Ser A....        5.125     06/01/38           1,541,880
     1,660   California Cnty, CA Tob Agy Tob Sec
             Sonoma Cnty Corp Rfdg...............        5.000     06/01/26           1,698,894
     7,800   California Ed Fac Auth Rev
             Pepperdine Univ Rfdg Ser A (FGIC
             Insd)...............................        5.000     09/01/33           8,154,354
     1,200   California Hlth Fac Fin Auth Rev
             Kaiser Permanente Ser A.............        5.250     04/01/39           1,279,812
    10,380   California Hlth Fac Fin Auth Rev
             Cedars Sinai Med Ctr Rfdg (c).......        5.000     11/15/34          10,818,209
     1,500   California Pollutn Ctl Fin Auth
             Solid Waste Disp Rev Waste Mgmt Inc
             Proj Ser B (AMT)....................        5.000     07/01/27           1,547,490
    11,000   California St.......................        5.000     02/01/33          11,512,930
     7,345   California St (AMBAC Insd)..........        5.125     10/01/27           7,504,607
     1,350   California Statewide Cmnty Dev Auth
             Rev Daughters of Charity Hlth Ser
             A...................................        5.000     07/01/39           1,387,179
     9,015   California Statewide Cmnty Dev Auth
             Rev Daughters of Charity Hlth Ser
             A...................................        5.250     07/01/30           9,528,404
     3,000   California Statewide Cmnty Dev Auth
             Rev Hlth Fac Adventist Hlth Ser A...        5.000     03/01/30           3,116,850
     3,750   California Statewide Cmnty Dev Auth
             Rev Hlth Fac Adventist Hlth Ser A...        5.000     03/01/35           3,888,900
     2,300   California Statewide Cmnty Dev Auth
             Rev Kaiser Permanente Ser B.........        5.000     03/01/41           2,392,943
     4,000   California Statewide Cmnty Dev Auth
             Rev Kaiser Permanente Ser B.........        5.250     03/01/45           4,254,880
     3,360   California Statewide Cmnty Dev Auth
             Rev Sutter Hlth Ser A...............        5.000     11/15/43           3,521,482
     1,000   California St Dept Wtr Res Ctr Vly
             Proj Rev Wtr Sys Ser X (FGIC
             Insd)...............................        5.000     12/01/29           1,047,710
     6,500   California St Dept Wtr Res Pwr Ser A
             (AMBAC Insd) (Prerefunded @
             5/01/12)............................        5.375     05/01/18           7,167,225
     2,000   California St Dept Wtr Res Pwr Ser A
             (Prerefunded @ 5/01/12).............        6.000     05/01/15           2,266,320

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             CALIFORNIA (CONTINUED)
$    1,000   California St Pub Wks Brd UCLA
             Replacement Hosp Ser A (FSA Insd)...        5.375%    10/01/20      $    1,086,860
     5,000   California St Rfdg..................        5.000     08/01/28           5,299,450
     5,000   California St Univ Rev & Co
             Systemwide Ser A (AMBAC Insd).......        5.000     11/01/33           5,216,950
     2,000   El Dorado, CA Irr Dist Ctf Ser A
             (FGIC Insd).........................        5.000     03/01/21           2,113,680
     3,000   Florin, CA Res Consv Dist Cap Impt
             Elk Grove Wtr Svc Ser B (MBIA
             Insd)...............................        5.000     03/01/33           3,155,550
     2,000   Florin, CA Res Consv Dist Cap Impt
             Elk Grove Wtr Svc Ser A (MBIA
             Insd)...............................        5.000     09/01/33           2,109,260
     2,000   Foothill/Eastern Corridor Agy CA
             Toll Rd Rev Cap Apprec Rfdg (MBIA
             Insd)...............................      *           01/15/17           1,212,600
    10,750   Foothill/Eastern Corridor Agy CA
             Toll Rd Rev Sr Lien Ser A (e).......      *           01/01/23           5,386,717
     3,000   Fremont, CA Uni Sch Dist Ser A (FGIC
             Insd)...............................        5.000     08/01/25           3,191,550
     5,000   Golden St, CA Tob Corp CA Tob
             Settlement Rev Enhanced Ser A.......        5.000      6/01/45           5,171,850
    22,000   Golden St Tob Sec Corp CA Tob
             Settlement Rev Ser A (FGIC Insd)
             (c).................................        5.000     06/01/38          23,216,050
     4,000   Los Angeles, CA Dept Wtr & Pwr Ser A
             (FGIC Insd).........................        5.125     07/01/40           4,185,640
     2,000   Los Angeles, CA Wtr & Pwr Rev Pwr
             Sys Ser B (FSA Insd)................        5.000     07/01/28           2,102,180
     1,500   Metropolitan Wtr Dist Southn CA
             Wtrwks Rev Auth Ser B1 (FGIC
             Insd)...............................        5.000     10/01/33           1,576,395
     3,500   Palm Springs, CA Fin Auth Lease Rev
             Convention Ctr Proj Ser A (MBIA
             Insd)...............................        5.500     11/01/35           3,893,365
     3,000   Port Oakland, CA Ser M (FGIC
             Insd)...............................        5.250     11/01/18           3,255,720
     2,000   Salinas, CA Uni High Sch Dist Ser A
             (MBIA Insd) (Prerefunded @
             6/01/12)............................        5.000     06/01/27           2,170,020
     3,000   San Francisco, CA City & Cnty Pub
             Util Com Wtr Rev Ser A (MBIA
             Insd)...............................        5.000     11/01/32           3,165,180
     3,000   San Francisco, CA City & Cnty Second
             Rfdg Ser Issue 29 B (FGIC Insd).....        5.125     05/01/20           3,203,010
     1,000   Santa Clara Cnty, CA Brd Ed Ctf
             Partn Rfdg (MBIA Insd)..............        5.000     04/01/25           1,047,710
     3,000   Temecula, CA Redev Agy Tax Temecula
             Redev Proj No 1 (MBIA Insd).........        5.250     08/01/36           3,129,480
     4,700   Tobacco Sec Auth Northn CA Tob
             Settlement Rev Asset Bkd Ser A1.....        5.375     06/01/38           4,930,206
     3,550   Tobacco Sec Auth Northn CA Tob
             Settlement Rev Bd Ser A1............        5.500     06/01/45           3,754,977

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             CALIFORNIA (CONTINUED)
$    3,800   Tobacco Sec Auth Southn CA Tob
             Settlement Ser A....................        5.000%    06/01/37      $    3,877,938
     9,650   Tobacco Sec Auth Southn CA Tob
             Settlement Ser A....................        5.125     06/01/46           9,893,277
     1,600   Turlock, CA Hlth Fac Rev Ctf Partn
             Emanuel Med Ctr Inc.................        5.375     10/15/34           1,686,480
                                                                                 --------------
                                                                                    206,069,622
                                                                                 --------------
             COLORADO  4.5%
     2,000   Aurora, CO Ctf Partn (AMBAC Insd)
             (Prerefunded @ 12/01/10)............        5.500     12/01/30           2,143,440
     3,405   Colorado Ed & Cultural Fac Auth Rev
             Impt Charter Sch Rfdg (XLCA Insd)...        5.250     12/01/23           3,661,907
     4,650   Colorado Ed & Cultural Fac Auth Rev
             Student Hsg Univ CO Fndtn Proj
             (AMBAC Insd)........................        5.000     07/01/32           4,839,162
     5,500   Colorado Hlth Fac Auth Rev Adventist
             Hlth/Sunbelt Ser D (g)..............        5.250     11/15/27           5,892,150
     2,000   Colorado Hlth Fac Auth Rev Catholic
             Hlth Initiatives Ser A (e)..........        5.500     03/01/32           2,172,680
     3,000   Colorado Hlth Fac Auth Rev Covenant
             Retirement Cmntys Inc...............        5.000     12/01/35           3,062,670
     1,125   Colorado Hlth Fac Auth Rev Hosp
             Portercare Adventist Hlth
             (Prerefunded @ 11/15/11)............        6.500     11/15/31           1,280,992
        16   Colorado Hsg Fin Auth Single Family
             Pgm Sr Ser B1 (AMT).................        7.650     11/01/26              16,280
     2,650   Colorado Springs, CO Util Rev Sys
             Sub Lien Impt Ser B.................        5.000     11/15/30           2,764,162
     3,000   Colorado Springs, CO Util Rev Sys
             Sub Lien Impt Rfdg Ser A............        5.000     11/15/29           3,112,740
     1,000   El Paso Cnty, CO Ctf Partn Detention
             Fac Proj Ser B (AMBAC Insd).........        5.375     12/01/18           1,087,340
     1,805   Lakewood, CO Ctf Partn (AMBAC Insd)
             (Prerefunded @ 12/01/10) (a)........        5.300     12/01/16           1,924,383
     1,500   University of CO Hosp Auth Rev Ser
             A...................................        5.250     11/15/39           1,576,110
                                                                                 --------------
                                                                                     33,534,016
                                                                                 --------------
             CONNECTICUT  0.7%
     3,580   Connecticut St Spl Oblig Pkg Rev
             Bradley Intl Arpt Ser A (ACA Insd)
             (AMT)...............................        6.600     07/01/24           3,919,456
     1,000   Hartford, CT Pkg Sys Rev Ser A
             (Prerefunded @ 7/01/10).............        6.500     07/01/25           1,097,100
                                                                                 --------------
                                                                                      5,016,556
                                                                                 --------------

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             DELAWARE  0.1%
$    1,000   Mashantucket Western Pequot Tribe
             Sub Spl Rev Bd Ser A (f)............        5.500%    09/01/36      $    1,044,720
                                                                                 --------------

             DISTRICT OF COLUMBIA  1.0%
     2,775   District of Columbia Hosp Rev
             Medlantic Hlthcare Rfdg Ser A (MBIA
             Insd) (e)...........................        5.250     08/15/12           2,833,969
     2,000   District of Columbia Rev Friendship
             Pub Charter Sch Inc (ACA Insd)......        5.750     06/01/18           2,196,060
         5   District of Columbia Ser E (FSA
             Insd) (a)...........................        6.000     06/01/13               5,009
     2,000   Metropolitan Washington DC Arpt Auth
             Sys Ser A (FGIC Insd) (AMT).........        5.250     10/01/32           2,102,520
                                                                                 --------------
                                                                                      7,137,558
                                                                                 --------------
             FLORIDA  11.2%
     3,500   Brevard Cnty, FL Hlth Fac Auth
             Hlthcare Fac Rev First Inc Proj.....        5.000     04/01/34           3,646,930
     3,180   Dade Cnty, FL Spl Oblig Cap Apprec
             Ser B (AMBAC Insd) (Prerefunded @
             10/01/08)...........................      *           10/01/26             985,514
       570   Escambia Cnty, FL Hlth Fac Auth Hlth
             Fac Rev FL Hlthcare Fac Ln (AMBAC
             Insd)...............................        5.950     07/01/20             595,650
     1,000   Florida St Brd Ed Lottery Rev Ser A
             (FGIC Insd).........................        6.000     07/01/14           1,088,130
     2,500   Florida St Brd of Ed Cap Outlay Pub
             Ed Ser C (FGIC Insd) (Prerefunded @
             6/01/10)............................        5.750     06/01/29           2,706,200
     7,295   Florida St Dept Trans Tpk Rev Ser
             A...................................        5.000     07/01/29           7,739,411
     5,000   Halifax Hosp Med Ctr FL Hosp Rev
             Impt Rfdg Ser A.....................        5.000     06/01/38           5,141,700
     1,000   Highlands Cnty, FL Hlth Fac Auth Rev
             Hosp Adventist Hlth Ser D
             (Prerefunded @ 11/15/13)............        5.375     11/15/35           1,102,950
     1,000   Highlands Cnty, FL Hlth Fac Auth Rev
             Hosp Adventist Hlth Rfdg Ser C......        5.000     11/15/31           1,043,190
     3,520   Highlands Cnty, FL Hlth Fac Auth Rev
             Hosp Adventist Hlth Sys Ser D.......        5.000     11/15/35           3,656,611
     1,900   Highlands Cnty, FL Hlth Fac Auth Rev
             Hosp Adventist Hlth Sys Ser C.......        5.250     11/15/36           2,029,086
    11,205   Hillsborough Cnty, FL Indl Dev Auth
             Hosp Rev Tampa Gen Hosp Proj (c)....        5.000     10/01/36          11,644,236
     1,745   Hillsborough Cnty, FL Port Dist Rev
             Tampa Port Auth Proj Ser A (MBIA
             Insd) (AMT).........................        5.375     06/01/27           1,859,786

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             FLORIDA (CONTINUED)
$    5,105   Lakeland, FL Hosp Sys Rev Lakeland
             Regl Hlth Sys Rfdg (g)..............        5.000%    11/15/05      $    5,308,945
     1,000   Marion Cnty, FL Sch Brd Ctf Partn
             (FSA Insd)..........................        5.250     06/01/18           1,082,810
     1,500   Miami Beach, FL Stormwtr Rev (FGIC
             Insd)...............................        5.250     09/01/25           1,589,805
     2,000   Miami-Dade Cnty, FL Aviation Ser A
             (FSA Insd) (AMT)....................        5.125     10/01/35           2,078,860
     2,000   Miami-Dade Cnty, FL Aviation Miami
             Intl Arpt (FGIC Insd) (AMT).........        5.375     10/01/27           2,121,800
     1,720   Miami-Dade Cnty, FL Aviation Rev
             Miami Intl Arpt (FGIC Insd) (AMT)...        5.375     10/01/32           1,819,485
     2,905   Miami-Dade Cnty, FL Pub Fac Rev
             Jackson Hlth Sys Ser A (MBIA
             Insd)...............................        5.000     06/01/31           3,069,859
     2,000   Orange Cnty, FL Tourist Dev Tax Rev
             (AMBAC Insd) (Prerefunded @
             10/01/09)...........................        5.500     10/01/31           2,109,080
     4,000   Orange Cnty, FL Tourist Dev Tax Rev
             (AMBAC Insd) (Prerefunded @
             10/01/09)...........................        5.625     10/01/14           4,231,920
     1,210   Saint Lucie Cnty, FL Sch Brd Ctf Ser
             A (FSA Insd) (a)....................        5.500     07/01/14           1,314,592
     5,860   Saint Lucie Cnty, FL Sch Brd Ctf
             Partn (FSA Insd)....................        5.000     07/01/29           6,190,738
     1,000   Tallahassee, FL Lease Rev FL St Univ
             Proj Ser A (MBIA Insd) (a)..........        5.500     08/01/17           1,074,600
     1,115   Tallahassee, FL Lease Rev FL St Univ
             Proj Ser A (MBIA Insd) (a)..........        5.500     08/01/19           1,197,365
     1,250   Tampa, FL Hosp Rev Cap Impt H Lee
             Moffitt Ser A.......................        5.750     07/01/19           1,307,413
     2,880   Tampa, FL Occupational License Rfdg
             Ser A (FGIC Insd)...................        5.375     10/01/15           3,138,941
     1,000   Tampa-Hillsborough Cnty, FL Expwy
             Auth Rev (AMBAC Insd)...............        5.000     07/01/25           1,072,420
     1,000   Village Ctr Cmnty Dev Dist FL
             Recreational Rev Ser A (MBIA
             Insd)...............................        5.125     11/01/36           1,071,440
                                                                                 --------------
                                                                                     83,019,467
                                                                                 --------------
             GEORGIA  3.5%
     2,000   Atlanta, GA Arpt Passenger Fac
             Charge Rev Gen Sub Lien Ser C (FSA
             Insd)...............................        5.000     01/01/33           2,096,480
     2,872   Fulton Cnty, GA Lease Rev (Acquired
             12/23/94, Cost $2,872,000) (b)......        7.250     06/15/10           2,940,989
     1,500   George L Smith II GA World Congress
             Cent Auth Rev Domed Stadium Proj
             Rfdg (MBIA Insd) (AMT)..............        5.500     07/01/20           1,589,175

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             GEORGIA (CONTINUED)
$       85   Georgia Muni Elec Auth Pwr Rev Ser Y
             (MBIA Insd) (Prerefunded @
             1/01/14)............................        6.500%    01/01/17      $      100,121
     5,575   Georgia Muni Elec Auth Pwr Rev Ser Y
             (MBIA Insd).........................        6.500     01/01/17           6,632,354
       240   Georgia Muni Elec Auth Pwr Rev Ser Y
             (MBIA Insd) (e).....................        6.500     01/01/17             294,778
     2,635   Georgia Muni Elec Auth Pwr Rev Ser A
             (MBIA Insd).........................        6.500     01/01/20           3,308,664
     3,000   Georgia Muni Elec Auth Pwr Rev Rfdg
             Ser B (FGIC Insd)...................        6.250     01/01/17           3,602,220
     2,000   Municipal Elec Auth GA Combustion
             Turbine Proj Ser A (MBIA Insd)......        5.250     11/01/22           2,153,180
       800   Royston, GA Hosp Auth Hosp Rev Ctf
             Hlthcare Sys Inc....................        6.700     07/01/16             837,480
     2,500   Royston, GA Hosp Auth Hosp Rev Ctf
             Hlthcare Sys Inc Rfdg...............        6.500     07/01/27           2,587,925
                                                                                 --------------
                                                                                     26,143,366
                                                                                 --------------
             ILLINOIS  11.8%
     2,000   Bedford Park, IL Rfdg Ser A (FSA
             Insd)...............................        5.250     12/15/20           2,190,700
     2,000   Chicago, IL Brd of Ed (FGIC Insd)
             (Prerefunded @ 12/01/10)............        5.500     12/01/31           2,146,580
     4,000   Chicago, IL Brd of Ed Chicago Sch
             Reform Ser A (AMBAC Insd)...........        5.250     12/01/27           4,138,520
     1,500   Chicago, IL Lakefront Millennium Pk
             Fac (MBIA Insd).....................        5.125     01/01/28           1,566,930
     3,000   Chicago, IL O'Hare Intl Arpt Rev Gen
             Arpt Third Lien C-2 Rfdg (AMT) (XLCA
             Insd)...............................        5.250     01/01/34           3,156,990
     1,500   Chicago, IL O'Hare Intl Arpt Rev Gen
             Arpt Third Lien Rfdg (AMT) Ser C-2
             (FSA Insd)..........................        5.250     01/01/30           1,580,385
     4,400   Chicago, IL O'Hare Intl Arpt Rev Gen
             Arpt Third Lien (MBIA Insd) (c).....        5.250     01/01/24           4,787,486
    11,500   Chicago, IL O'Hare Intl Arpt Rev Gen
             Arpt Third Lien (MBIA Insd) (c).....        5.250     01/01/25          12,512,747
     5,000   Chicago, IL O'Hare Intl Arpt Rev Gen
             Arpt Third Lien Ser A (FGIC Insd)
             (c).................................        5.250     01/01/23           5,453,350
     1,000   Chicago, IL O'Hare Intl Arpt Rev
             Second Lien Passenger Fac Ser B
             (AMBAC Insd)........................        5.500     01/01/16           1,071,430
     2,000   Chicago, IL O'Hare Intl Arpt Rev
             Second Lien Passenger Fac Ser B
             (AMBAC Insd)........................        5.500     01/01/17           2,148,860
     3,500   Chicago, IL Proj Rfdg Ser A (MBIA
             Insd) (d)...........................        5.000     01/01/31           3,631,110

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             ILLINOIS (CONTINUED)
$      375   Chicago, IL Proj Rfdg Ser C (FGIC
             Insd)...............................        5.750%    01/01/14      $      404,794
       375   Chicago, IL Proj Rfdg Ser C (FGIC
             Insd)...............................        5.750     01/01/15             404,524
     4,895   Chicago, IL Pub Bldg Comm Bldg Rev
             Cap Apprec Ser A (MBIA Insd) (e)....      *           01/01/07           4,866,266
     1,000   Chicago, IL Rfdg Ser B (AMBAC
             Insd)...............................        5.125     01/01/15           1,083,970
     1,000   Cook Cnty, IL Ser A (FGIC Insd)
             (Prerefunded @ 5/15/11).............        5.500     11/15/31           1,081,280
     3,230   Cook Cnty, IL Rfdg Ser A (MBIA
             Insd)...............................        5.625     11/15/16           3,324,510
     3,500   Du Page Cnty, IL Fst Presv Dist.....      *           11/01/10           3,017,840
     2,310   Illinois Dev Fin Auth Rev Adventist
             Hlth Ser A (MBIA Insd)..............        5.500     11/15/13           2,551,718
     2,500   Illinois Dev Fin Auth Rev Adventist
             Hlth Ser A (MBIA Insd)..............        5.500     11/15/15           2,791,700
     1,475   Illinois Dev Fin Auth Rev Loc Govt
             Pgm Geneva Cmnty 304 Ser B (FSA
             Insd) (a)...........................        5.750     01/01/15           1,618,119
     1,145   Illinois Dev Fin Auth Rev Loc Govt
             Pgm Geneva Cmnty 304 Ser B (FSA
             Insd) (a)...........................        5.750     01/01/17           1,254,691
     1,330   Illinois Fin Auth Solid Waste Rev
             Disp Waste Mgmt Inc Proj (AMT)......        5.050     08/01/29           1,355,336
     1,325   Illinois Fin Auth Student Hsg Rev
             MJH Ed Assistance IV-S Ser A........        5.125     06/01/35           1,366,486
     1,250   Illinois Hlth Fac Auth Rev
             Evangelical Hosp Ser C (FSA Insd)...        6.750     04/15/17           1,493,575
       700   Illinois Hlth Fac Auth Rev Highland
             Park Hosp Proj Ser A (MBIA Insd)
             (Prerefunded @ 10/01/07)............        5.750     10/01/17             727,335
     2,275   Illinois Hlth Fac Auth Rev South
             Suburban Hosp (e)...................        7.000     02/15/18           2,733,572
     4,750   Illinois Hsg Dev Auth Rev Homeowner
             Mtg Sub Ser C2 (AMT)................        5.150     08/01/37           4,928,362
     1,000   Illinois St (FGIC Insd).............        5.250     12/01/20           1,018,430
     1,900   Kendall, Kane & Will Cntys, IL Cmnty
             Unit Sch Dist No 308 Ser B (FGIC
             Insd)...............................        5.250     10/01/21           2,048,352
       250   Metropolitan Pier & Expo Auth IL
             Dedicated St Tax Rev McCormick Pl
             Expn Proj Ser A (FGIC Insd).........        5.375     12/15/18             264,193
     1,250   Sangamon Cnty, IL Ctf Partn.........       10.000     12/01/06           1,256,288

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             ILLINOIS (CONTINUED)
$    1,000   Schaumburg, IL Ser B (FGIC Insd)....        5.000%    12/01/41      $    1,046,990
     3,020   University IL Univ Rev Auxiliary Fac
             Sys (MBIA Insd).....................        4.500     04/01/36           3,012,571
                                                                                 --------------
                                                                                     88,035,990
                                                                                 --------------
             INDIANA  2.6%
     2,560   East Washington, IN Multi Sch Bldg
             Corp First Mtg (FGIC Insd)
             (Prerefunded @ 7/15/12).............        5.375     07/15/28           2,794,419
     1,660   Indiana Hlth & Ed Fac Fin Auth Hosp
             Rev Clarian Hlth Oblig Ser A........        5.000     02/15/36           1,717,868
     3,500   Indiana Hlth Fac Fin Auth Hosp Rev
             Cmnty Proj Ser A (AMBAC Insd).......        5.000     05/01/35           3,676,715
     4,000   Indiana Hlth Fac Fin Auth Rev
             Deaconess Hosp Ser A (AMBAC Insd)...        5.375     03/01/34           4,305,000
     1,280   North Adams, IN Cmnty Sch Renovation
             Bldg Corp Cap Apprec First Mtg (FSA
             Insd) (a)...........................      *           01/15/19             766,105
     1,500   Petersburg, IN Pollutn Ctl Rev IN
             Pwr & Lt (AMT)......................        5.950     12/01/29           1,602,930
     1,605   Richland Beanblossom, IN Sch First
             Mtg (FGIC Insd) (Prerefunded @
             7/15/11) (a)........................        5.500     07/15/12           1,739,804
     2,530   Vigo Cnty, IN Sch Bldg Corp First
             Mtg Impt & Rfdg (FSA Insd)..........        5.250     07/10/24           2,691,085
                                                                                 --------------
                                                                                     19,293,926
                                                                                 --------------
             IOWA  2.2%
     1,685   Des Moines, IA Pub Pkg Sys Ser A
             (FGIC Insd) (a).....................        5.750     06/01/15           1,801,029
     1,785   Des Moines, IA Pub Pkg Sys Ser A
             (FGIC Insd) (a).....................        5.750     06/01/16           1,909,165
     2,750   Tobacco Settlement Auth IA Tob
             Settlement Rev Asset Bkd Ser C......        5.375     06/01/38           2,890,662
     6,700   Tobacco Settlement Auth IA Tob
             Settlement Rev Asset Bkd Ser C......        5.500     06/01/42           7,062,604
     2,750   Tobacco Settlement Auth IA Tob
             Settlement Rev Asset Bkd Ser C......        5.625     06/01/46           2,922,865
                                                                                 --------------
                                                                                     16,586,325
                                                                                 --------------
             KANSAS  0.6%
     3,810   Kansas St Dev Fin Auth Rev KS Proj
             Ser N (AMBAC Insd) (a)..............        5.250     10/01/22           4,085,539
                                                                                 --------------

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             KENTUCKY  2.8%
$    1,000   Kenton Cnty, KY Arpt Brd Rev
             Cincinnati/Northn KY Intl Arpt Rfdg
             Ser A (MBIA Insd) (AMT).............        6.200%    03/01/08      $    1,032,260
     3,690   Kenton Cnty, KY Arpt Brd Rev
             Cincinnati/Northn KY Intl Arpt Rfdg
             Ser A (MBIA Insd) (AMT) (a).........        6.250     03/01/09           3,879,740
    12,390   Louisville & Jefferson Cnty, KY
             Metto Govt Hlth Sys Rev (c).........        5.250     10/01/36          12,999,505
     2,450   Louisville & Jefferson Cnty, KY Swr
             Ser A (MBIA Insd) (a)...............        5.500     05/15/16           2,677,287
                                                                                 --------------
                                                                                     20,588,792
                                                                                 --------------
             LOUISIANA  2.7%
     4,395   Ernest N Morial New Orleans, LA
             Exhib Hall Auth Spl Tax Sub Ser A
             (AMBAC Insd)........................        5.250     07/15/22           4,676,500
     3,000   Lafayette, LA Util Rev (MBIA
             Insd)...............................        5.250     11/01/21           3,273,900
     2,470   Louisiana Hsg Fin Agy Rev Azalea
             Estates Rfdg Ser A (GNMA
             Collateralized) (AMT)...............        5.375     10/20/39           2,586,370
     2,580   Louisiana Loc Govt Environmental Rev
             Southeastn LA Student Hsg Ser A
             (MBIA Insd).........................        5.250     08/01/21           2,792,024
     6,600   Louisiana St Gas & Fuels Tax Rev Ser
             A (FGIC Insd) (c) (g)...............        5.000     05/01/41           6,986,265
                                                                                 --------------
                                                                                     20,315,059
                                                                                 --------------
             MARYLAND  1.4%
       470   Baltimore, MD Convention Ctr Hotel
             Rev Ser A (XLCA Insd) (c)...........        5.250     09/01/24             516,128
     2,530   Baltimore, MD Convention Ctr Hotel
             Rev Ser A (XLCA Insd) (c)...........        5.250     09/01/25           2,778,307
     2,500   Maryland St Hlth & Higher Ed Fac
             Auth Rev MD Inst College of Art.....        5.000     06/01/40           2,552,975
     2,250   Maryland St Trans Auth Arpt
             Baltimore/WA Intl Arpt Ser B (AMBAC
             Insd) (AMT).........................        5.125     03/01/24           2,368,507
     2,350   Northeast, MD Waste Disp Auth Rfdg
             (AMBAC Insd) (AMT)..................        5.500     04/01/16           2,543,264
                                                                                 --------------
                                                                                     10,759,181
                                                                                 --------------
             MASSACHUSETTS  2.1%
       500   Massachusetts St Hlth & Ed Fac Auth
             Rev Hlthcare Sys Covenant Hlth......        6.000     07/01/31             544,560
     1,000   Massachusetts St Hlth & Ed Fac Auth
             Rev Partners Hlthcare Sys Ser C.....        5.750     07/01/32           1,088,090
     5,835   Massachusetts St Hlth & Ed Fac Auth
             Rev Univ MA Mem Issue Ser D.........        5.000     07/01/33           5,960,161

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             MASSACHUSETTS (CONTINUED)
$    2,805   Massachusetts St Port Auth Rev Ser A
             (MBIA Insd).........................        5.000%    07/01/22      $    2,981,070
     4,500   Massachusetts St Wtr Res Auth Gen
             Ser A (c)...........................        5.000     08/01/41           4,757,602
                                                                                 --------------
                                                                                     15,331,483
                                                                                 --------------
             MICHIGAN  5.4%
     3,015   Detroit, MI Downtown Dev Auth Tax
             Increment Rev Ser C1................      *           07/01/17           1,837,642
     3,050   Detroit, MI Downtown Dev Auth Tax
             Increment Rev Ser C1 (a)............      *           07/01/18           1,766,590
     3,050   Detroit, MI Downtown Dev Auth Tax
             Increment Rev Ser C1 (a)............      *           07/01/19           1,679,543
     3,050   Detroit, MI Downtown Dev Auth Tax
             Increment Rev Ser C1 (a)............      *           07/01/22           1,435,666
     3,050   Detroit, MI Downtown Dev Auth Tax
             Increment Rev Ser C1 (a)............      *           07/01/23           1,366,004
     3,050   Detroit, MI Downtown Dev Auth Tax
             Increment Rev Ser C1 (a)............      *           07/01/24           1,301,740
     2,965   Detroit, MI Wtr Supply Sys Ser C
             (MBIA Insd) (a).....................        5.250     07/01/20           3,220,494
     3,500   Grand Rapids, MI Downtown Dev Cap
             Apprec (MBIA Insd)..................      *           06/01/15           2,506,490
     2,765   Grand Rapids, MI Downtown Dev Cap
             Apprec (MBIA Insd)..................      *           06/01/16           1,891,011
     2,000   Grand Rapids, MI Wtr Supply Sys Rfdg
             (FGIC Insd).........................        5.750     01/01/13           2,162,480
     1,180   Hillsdale, MI Hosp Fin Auth Hosp Rev
             Hillsdale Cmnty Hlth Ctr............        5.750     05/15/18           1,267,686
     2,000   Kent Hosp Fin Auth MI Rev Metro Hosp
             Proj Ser A..........................        6.000     07/01/35           2,213,200
     4,000   Michigan St Bldg Auth Rev Fac Pgm
             Rfdg Ser III (FSA Insd) (Prerefunded
             @ 10/15/12).........................        5.000     10/15/26           4,292,160
     2,850   Michigan St Hosp Fin Auth Rev
             Ascension Hlth Cr Ser A (MBIA Insd)
             (Prerefunded @ 11/15/09)............        5.750     11/15/18           3,052,550
     2,500   Michigan St Strategic Fd Detroit
             Edison Co Proj Ser A (XLCA Insd)
             (AMT)...............................        5.500     06/01/30           2,698,850
     2,500   Michigan St Strategic Fd Detroit
             Edison Co Proj Rfdg Ser C (XLCA
             Insd) (AMT).........................        5.450     12/15/32           2,661,625
     2,500   Michigan St Strategic Fd Detroit
             Edison Pollutn Ctl Rfdg (AMBAC Insd)
             (h).................................        4.850     09/01/30           2,608,625

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             MICHIGAN (CONTINUED)
$    1,000   Michigan St Strategic Fd Detroit
             Edison Pollutn Ctl Rfdg Ser B
             (AMT)...............................        5.650%    09/01/29      $    1,060,030
     1,355   Zeeland, MI Pub Sch Bldg & Site
             (MBIA Insd) (a).....................        5.250     05/01/21           1,476,638
                                                                                 --------------
                                                                                     40,499,024
                                                                                 --------------
             MINNESOTA  1.6%
     1,175   Maple Grove, MN Hlthcare Fac Rev
             North Mem Hlthcare..................        5.000     09/01/35           1,220,402
     5,000   Minneapolis & Saint Paul, MN Metro
             Arpt Comm Arpt Rev Ser A (FGIC
             Insd)...............................        5.125     01/01/31           5,177,100
     2,750   Minnesota Agric & Econ Dev Brd Rev
             Hlthcare Sys A (MBIA Insd)
             (Prerefunded @ 11/15/07)............        5.750     11/15/26           2,865,170
        50   Minnesota Agric & Econ Dev Brd Rev
             Hlthcare Sys A (MBIA Insd)..........        5.750     11/15/26              51,982
     1,100   Saint Paul, MN Hsg & Redev Auth Hosp
             Rev Hlth East Proj..................        6.000     11/15/30           1,228,766
     1,250   Saint Paul, MN Hsg & Redev Auth Hosp
             Rev Hlth East Proj..................        6.000     11/15/35           1,389,625
                                                                                 --------------
                                                                                     11,933,045
                                                                                 --------------
             MISSISSIPPI  0.2%
     1,500   Mississippi Hosp Equip & Fac Auth
             Rev MS Baptist Med Ctr Rfdg (MBIA
             Insd)...............................        6.000     05/01/13           1,510,080
                                                                                 --------------

             MISSOURI  2.3%
     1,500   Cape Girardeau Cnty, MO Indl Dev
             Auth Hlthcare Fac Rev Southeast MO
             Hosp Assoc..........................        5.625     06/01/27           1,571,505
     1,250   Cole Cnty, MO Indl Dev Auth Sr
             Living Fac Rev Lutheran Sr Svc
             Heisinger Proj......................        5.500     02/01/35           1,324,437
     1,625   Jefferson Cnty, MO Reorg Sch Dist No
             R-6 (FGIC Insd).....................        5.625     03/01/20           1,723,475
     1,500   Kansas City, MO Met Cmnty Leasehold
             Jr College Impt & Rfdg (FGIC
             Insd)...............................        5.500     07/01/17           1,619,010
     3,275   Missouri Jt Muni Elec Util Cmnty Pwr
             Proj Rev Plum Point Proj (MBIA
             Insd)...............................        5.000     01/01/26           3,496,881
     1,250   Saint Charles, MO Ctf Partn Ser B...        5.500     05/01/18           1,325,913
     6,000   Springfield, MO Pub Util Rev........        4.500     08/01/36           6,001,980
                                                                                 --------------
                                                                                     17,063,201
                                                                                 --------------
             NEBRASKA  0.4%
     2,615   Omaha Pub Pwr Dist NE Elec Rev Sys
             Ser A...............................        5.000     02/01/34           2,738,585
                                                                                 --------------

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             NEVADA  3.3%
$    8,000   Clark Cnty, NV Arpt Rev Sub Lien Ser
             A-2 (FGIC Insd).....................        5.000%    07/01/36      $    8,364,640
     5,165   Clark Cnty, NV Bd Bk (MBIA Insd)....        5.000     06/01/32           5,388,851
     2,400   Clark Cnty, NV Indl Dev Rev
             Southwest Gas Corp Proj (FGIC Insd)
             (AMT)...............................        4.750     09/01/36           2,432,448
     3,000   Clark Cnty, NV Indl Dev Rev
             Southwest Gas Corp Proj Ser A (AMBAC
             Insd) (AMT).........................        5.250     07/01/34           3,173,250
     3,500   Clark Cnty, NV Indl Dev Rev
             Southwest Gas Corp Proj Ser D1 (FGIC
             Insd) (AMT).........................        5.250     03/01/38           3,720,850
     1,500   Reno, NV Sr Lien Retrac Reno Trans
             Proj (AMBAC Insd) (Prerefunded @
             6/01/12)............................        5.125     06/01/32           1,612,995
                                                                                 --------------
                                                                                     24,693,034
                                                                                 --------------
             NEW HAMPSHIRE  0.3%
     1,000   New Hampshire Hlth & Ed Fac Auth Rev
             Derryfield Sch......................        7.000     07/01/30           1,090,770
     1,000   New Hampshire St Bus Fin Auth Wtr
             Fac Rev Pennichuck Wtrwks Inc (AMBAC
             Insd) (AMT).........................        6.300     05/01/22           1,032,410
                                                                                 --------------
                                                                                      2,123,180
                                                                                 --------------
             NEW JERSEY  6.9%
     1,000   Bergen Cnty, NJ Impt Auth Sch Dist
             Rev Wyckoff Twp Brd Ed Proj.........        5.000     04/01/32           1,063,630
     1,200   New Jersey Econ Dev Auth Cig Tax....        5.750     06/15/29           1,306,800
     1,500   New Jersey Econ Dev Auth Cig Tax....        5.750     06/15/34           1,623,390
     3,000   New Jersey Econ Dev Auth Rev Motor
             Vehicle Sur Rev Ser A (MBIA Insd)...        5.000     07/01/23           3,180,990
    25,000   New Jersey Econ Dev Auth St Contract
             Econ Recovery (MBIA Insd)...........        5.900     03/15/21          30,137,500
     3,000   New Jersey St Ed Fac Auth Higher Ed
             Cap Impt Ser A (AMBAC Insd)
             (Prerefunded @ 9/01/12).............        5.250     09/01/19           3,263,970
     1,835   New Jersey St Ed Fac Auth Higher Ed
             Cap Impt Ser A (AMBAC Insd)
             (Prerefunded @ 9/01/12).............        5.250     09/01/21           1,996,462
     6,000   New Jersey St Tpk Auth Tpk Rev Ser
             C-1 (AMBAC Insd)....................        5.000     01/01/35           6,198,120
     2,095   New Jersey St Trans Tr Fd Auth Trans
             Sys Ser A...........................        5.750     06/15/17           2,422,616
                                                                                 --------------
                                                                                     51,193,478
                                                                                 --------------

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             NEW MEXICO  0.2%
$    1,250   Jicarilla, NM Apache Nation Rev Ser
             A (Acquired 10/23/03, Cost
             $1,275,475) (b).....................        5.500%    09/01/23      $    1,355,388
                                                                                 --------------

             NEW YORK  17.0%
     2,980   Erie Cnty, NY Tob Asset Sec Corp Ser
             A...................................        5.000     06/01/38           3,043,474
     2,700   Long Island Pwr Auth NY Elec Sys Rev
             Gen Ser B...........................        5.000     12/01/35           2,848,149
     3,000   Metropolitan Trans Auth NY Commuter
             Fac Rev Ser A (MBIA Insd)
             (Prerefunded @ 1/01/08).............        5.625     07/01/27           3,116,190
     2,500   Metropolitan Trans Auth NY Rev Rfdg
             Ser A (FGIC Insd)...................        5.250     11/15/31           2,684,175
     3,000   Metropolitan Trans Auth NY Rev Rfdg
             Ser A (AMBAC Insd)..................        5.500     11/15/18           3,307,710
     1,000   Nassau Cnty, NY Tob Settlement Corp
             Ser A-3.............................        5.000     06/01/35           1,024,830
     2,000   Nassau Cnty, NY Tob Settlement Corp
             Ser A-3.............................        5.125     06/01/46           2,065,680
       690   New York City Ser H.................        5.750     03/15/13             748,967
     1,700   New York City Ser I.................        6.000     04/15/12           1,733,609
       445   New York City Ser C (a).............        7.000     08/15/08             446,170
     1,775   New York City Tob Tr IV Settlement
             Pass Thru Ser A.....................        5.000     06/01/42           1,809,044
    16,930   New York City Trans Auth Trans Fac
             Livingston Plaza Proj Rfdg Ser 1993
             (FSA Insd) (e)......................        5.400     01/01/18          18,975,483
     5,305   New York City Trans Future Tax
             Second Ser C (AMBAC Insd)...........        5.250     08/01/20           5,742,769
     4,545   New York City Trans Future Tax
             Second Ser D (MBIA Insd)............        5.250     02/01/21           4,928,007
     2,000   New York City Trans Future Tax
             Second Ser C (AMBAC Insd)...........        5.250     08/01/22           2,155,900
     6,000   New York City Trans Future Tax
             Second Rfdg Ser A (i)............... 5.500/14.000     11/01/26           6,487,200
     2,500   New York St Dorm Auth Lease Rev Muni
             Hlth Fac Impt Pgm Ser A (FSA
             Insd)...............................        5.500     05/15/25           2,575,625
     9,635   New York St Dorm Auth Rev City Univ
             Sys Ser C...........................        7.500     07/01/10          10,363,791
     3,000   New York St Dorm Auth Rev Hosp (MBIA
             Insd)...............................        5.000     08/01/33           3,168,360
     2,000   New York St Dorm Auth Rev Sch Dist
             Fin Pgm Ser D (MBIA Insd)...........        5.500     10/01/17           2,210,360

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             NEW YORK (CONTINUED)
$    3,000   New York St Dorm Auth Rev St Univ Ed
             Fac (FGIC Insd) (Prerefunded @
             5/15/10)............................        5.750%    05/15/24      $    3,251,400
     2,000   New York St Dorm Auth Rev St Univ Ed
             Fac 1989 Res (MBIA Insd)............        6.000     05/15/16           2,175,740
     1,500   New York St Environmental Fac
             Revolving Fd Ser C..................        5.000     07/15/21           1,594,635
     2,840   New York St Loc Govt Assistance Corp
             Rfdg Ser E..........................        6.000     04/01/14           3,222,349
     1,500   New York St Urban Dev Corp Rev
             Correctional Fac....................        5.500     01/01/13           1,626,405
     2,680   Port Auth NY & NJ Cons 119th Ser
             (FGIC Insd) (AMT)...................        5.500     09/15/17           2,710,472
    12,080   Port Auth NY & NJ (c) (g)...........        5.000     10/01/35          12,851,792
     3,000   Port Auth NY & NJ Spl Oblig Rev Spl
             Proj JFK Intl Arpt Terminal 6 (MBIA
             Insd) (AMT).........................        5.750     12/01/22           3,123,420
     3,000   Port Auth NY & NJ Spl Oblig Rev Spl
             Proj JFK Intl Arpt Terminal 6 (MBIA
             Insd) (AMT).........................        5.750     12/01/25           3,065,730
     6,000   Tsasc, Inc NY Ser 1.................        5.000     06/01/34           6,148,980
     5,000   Tsasc, Inc NY Ser 1.................        5.125     06/01/42           5,164,200
     1,700   Westchester, NY Tob Asset Sec
             Corp................................        5.125     06/01/38           1,753,516
                                                                                 --------------
                                                                                    126,124,132
                                                                                 --------------
             NORTH CAROLINA  5.0%
     2,000   Charlotte, NC Ctf Partn Convention
             Fac Proj Rfdg Ser A.................        5.500     08/01/19           2,199,700
     4,000   North Carolina Eastern Muni Pwr Agy
             Pwr Sys Rev Ser D...................        6.750     01/01/26           4,353,520
    25,000   North Carolina Muni Pwr Agy No 1
             Catawba Elec Rev Rfdg (MBIA Insd)...        6.000     01/01/12          27,760,750
     2,300   North Carolina Muni Pwr Agy Ser A
             (MBIA Insd).........................        5.250     01/01/19           2,479,722
                                                                                 --------------
                                                                                     36,793,692
                                                                                 --------------
             NORTH DAKOTA  0.3%
       770   North Dakota St Hsg Fin Agy Rev Hsg
             Fin Pgm Home Mtg Fin Ser B (MBIA
             Insd) (AMT).........................        5.500     07/01/29             780,534
     1,500   Ward Cnty, ND Hlthcare Fac Rev
             Trinity Obligated Group (g).........        5.125     07/01/29           1,570,350
                                                                                 --------------
                                                                                      2,350,884
                                                                                 --------------

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             OHIO  4.0%
$    1,000   Cleveland, OH Muni Sch Dist (FSA
             Insd)...............................        5.250%    12/01/23      $    1,090,600
     3,000   Columbus, OH City Sch Dist Sch Fac
             Constr & Impt (FSA Insd)
             (Prerefunded @ 12/01/14)............        5.250     12/01/22           3,328,410
     2,000   Cuyahoga Cnty, OH Hosp Fac Rev
             Canton Inc Proj.....................        7.500     01/01/30           2,223,640
     1,000   Delaware Cnty, OH Cap Fac
             (Prerefunded @ 12/01/10)............        6.000     12/01/25           1,100,790
     1,000   Hamilton, OH One Renaissance Ctr Ser
             A (AMBAC Insd)......................        5.500     11/01/16           1,092,680
     1,000   Lorain Cnty, OH Hosp Rev Catholic
             Hlthcare Ser S......................        5.375     10/01/30           1,059,610
     2,000   Lorain, OH City Sch Dist Classroom
             Fac Impt (MBIA Insd)................        5.250     12/01/20           2,185,140
    13,460   Ohio St Air Quality Dev Auth Rev
             (FGIC Insd) (c).....................        4.800     09/01/36          13,652,108
     4,000   Olentangy Loc Sch Dist OH Rfdg Ser A
             (FSA Insd) (g)......................        4.500     12/01/32           4,017,600
                                                                                 --------------
                                                                                     29,750,578
                                                                                 --------------
             OKLAHOMA  0.8%
     1,505   Alva, OK Hosp Auth Hosp Rev Sales
             Tax (Radian Insd)...................        5.250     06/01/25           1,616,159
     1,500   Jenks, OK Aquarium Auth Rev First
             Mtg (MBIA Insd) (Prerefunded @
             7/01/10)............................        6.100     07/01/30           1,643,250
     1,575   Oklahoma City, OK Arpt Tr Jr Lien
             27th Ser B (FSA Insd) (AMT).........        5.750     07/01/16           1,672,729
     1,000   Oklahoma City, OK Pub Ppty Auth
             Hotel Tax Rev (FGIC Insd)...........        5.250     10/01/29           1,087,080
                                                                                 --------------
                                                                                      6,019,218
                                                                                 --------------
             OREGON  2.1%
     5,350   Oregon Hlth Sciences Univ Insd Ser A
             (MBIA Insd).........................        5.250     07/01/22           5,763,448
     5,060   Oregon St Dept Admin Rfdg Ser C
             (MBIA Insd).........................        5.250     11/01/17           5,430,190
       745   Oregon St Vets Welfare Ser 76A......        6.050     10/01/28             752,234
     1,135   Portland, OR Swr Sys Rev Second Lien
             Rfdg Ser A (FSA Insd)...............        5.250     06/01/19           1,231,747
     1,985   Portland, OR Urban Renewal & Redev
             Downtown Wtrfront Ser A (AMBAC
             Insd)...............................        5.750     06/15/16           2,141,855
                                                                                 --------------
                                                                                     15,319,474
                                                                                 --------------

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             PENNSYLVANIA  2.9%
$      575   Allegheny Cnty, PA Rfdg Ser C-53
             (FGIC Insd).........................        5.500%    11/01/14      $      618,482
       230   Allegheny Cnty, PA San Auth Swr Rev
             (MBIA Insd).........................        5.500     12/01/30             247,257
     3,035   Falls Twp, PA Hosp Auth Hosp Rev DE
             Vly Med Rfdg (FHA Gtd)..............        7.000     08/01/22           3,055,729
     1,000   Greensburg Salem, PA Sch Dist Rfdg
             (FGIC Insd).........................        5.375     09/15/15           1,089,290
        60   Penn Hills, PA (FGIC Insd)
             (Prerefunded @ 12/01/07)............        5.900     12/01/17              61,502
     1,600   Pennsylvania Hsg Fin Agy Single
             Family Mtg Rev Ser 94-A (AMT).......        5.100     10/01/31           1,652,592
     1,000   Pennsylvania St Higher Ed Fac Auth
             College & Univ Rev Bryn Mawr College
             (MBIA Insd).........................        5.625     12/01/27           1,030,840
     2,600   Philadelphia, PA Auth Indl Dev Lease
             Rev Ser B (FSA Insd)................        5.500     10/01/16           2,831,478
     1,000   Philadelphia, PA Auth Indl Dev
             Philadelphia Arpt Sys Proj Ser A
             (FGIC Insd) (AMT)...................        5.125     07/01/19           1,051,310
     2,400   Philadelphia, PA Gas Wks Rev 1998
             Gen Ordinance Ser 4 (FSA Insd)......        5.250     08/01/22           2,573,592
     2,220   Pittsburgh, PA Ser A (AMBAC Insd)
             (Prerefunded @ 3/01/12).............        5.500     09/01/16           2,426,504
     2,350   Pittsburgh, PA Ser A (AMBAC Insd)...        5.500     09/01/16           2,550,549
     2,000   Ridley Park, PA Hosp Auth Rev Taylor
             Hosp Ser A (e)......................        6.000     12/01/13           2,153,280
                                                                                 --------------
                                                                                     21,342,405
                                                                                 --------------
             SOUTH CAROLINA  8.6%
     2,275   Beaufort Cnty, SC Tax Increment New
             Riv Redev Proj Area (MBIA Insd)
             (a).................................        5.500     06/01/19           2,496,812
     2,375   Berkeley Cnty, SC Sch Dist Ctf Partn
             Berkeley Sch Fac Grp Inc (MBIA Insd)
             (e).................................        5.250     02/01/16           2,582,385
     3,375   Charleston Ed Excellence Fin Corp SC
             Rev (c).............................        5.250     12/01/25           3,627,670
    10,125   Charleston Ed Excellence Fin Corp SC
             Rev (c).............................        5.250     12/01/26          10,883,008
     6,510   Charleston Ed Excellence Fin Corp SC
             Rev (AGC Insd) (c)..................        5.250     12/01/28           3,779,478
     3,490   Charleston Ed Excellence Fin Corp SC
             Rev (AGC Insd) (c)..................        5.250     12/01/30           7,049,972
     5,000   Kershaw Cnty, SC Pub Sch Fndt
             Kershaw Cnty Sch Dist Proj (CIFG
             Insd)...............................        5.000     12/01/25           5,319,550

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             SOUTH CAROLINA (CONTINUED)
$    2,080   Laurens Cnty, SC Sch Dist No 55
             Installment Pur Rev.................        5.250%    12/01/30      $    2,202,346
     2,300   Medical Univ SC Hosp Auth Fac Rev
             Mtg Rfdg Ser A (MBIA Insd)..........        5.250     08/15/25           2,472,316
     1,840   Myrtle Beach, SC Hospitality Fee Rev
             Ser A (FGIC Insd) (a)...............        5.375     06/01/21           2,021,700
     1,935   Myrtle Beach, SC Hospitality Fee Rev
             Ser A (FGIC Insd) (a)...............        5.375     06/01/22           2,126,081
     1,000   Newberry Invtg in Newberry Cnty Sch
             Dist Proj...........................        5.000     12/01/30           1,029,390
     4,500   South Carolina Jobs Econ Dev Auth
             Indl Rev Elec & Gas Co Proj Ser A
             (AMBAC Insd)........................        5.200     11/01/27           4,797,405
     3,750   South Carolina Jobs Econ Dev Auth
             Indl Rev Elec & Gas Co Proj Ser B
             (AMBAC Insd) (AMT)..................        5.450     11/01/32           3,990,825
     9,290   South Carolina Trans Infrastructure
             Bk Rev Ser A (AMBAC Insd)...........        5.000     10/01/33           9,757,380
                                                                                 --------------
                                                                                     64,136,318
                                                                                 --------------
             SOUTH DAKOTA  0.6%
     2,250   Deadwood, SD Ctf Partn (ACA Insd)...        6.375     11/01/20           2,415,128
     1,000   South Dakota St Hlth & Ed Fac Auth
             Rev Childrens Care Hosp Rfdg........        6.125     11/01/29           1,056,620
       980   South Dakota St Hlth & Ed Fac Auth
             Vocational Ed Pgm Ser A (AMBAC
             Insd)...............................        5.400     08/01/13           1,009,096
                                                                                 --------------
                                                                                      4,480,844
                                                                                 --------------
             TENNESSEE  2.6%
     4,345   Chattanooga, TN Hlth Ed & Hsg Fac
             Brd Rev CDFI Phase I LLC Proj Rfdg
             Ser A...............................        5.125     10/01/35           4,414,737
     6,000   Johnson City, TN Hlth & Ed Fac Brd
             Hosp Rev First Mtg Mtn St Hlth Ser
             A...................................        5.500     07/01/36           6,441,420
     3,500   Johnson City, TN Hlth & Ed Fac Brd
             Hosp Rev First Mtg Mtn St Hlth Rfdg
             Ser A (MBIA Insd)...................        7.500     07/01/25           4,249,245
       410   Montgomery Cnty, TN Pub Impt Rfdg
             (FGIC Insd) (a).....................        5.500     05/01/16             447,917
     2,000   Sullivan Cnty, TN Hlth Ed & Hsg Fac
             Brd Hosp Rev Wellmont Hlth Sys Proj
             Ser C (g)...........................        5.250     09/01/36           2,103,400
     1,500   Tennessee Hsg Dev Agy Homeownership
             Prog 2006 (AMT).....................        5.150     01/01/37           1,557,060
                                                                                 --------------
                                                                                     19,213,779
                                                                                 --------------

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             TEXAS  12.2%
$    1,370   Alliance Arpt Auth Inc TX Spl Fac
             Rev FedEx Corp Proj Rfdg (AMT)......        4.850%    04/01/21      $    1,392,536
     2,685   Beaumont, TX Wtrwks & Swr Sys (FGIC
             Insd) (Prerefunded @ 9/01/10) (a)
             (d).................................        6.250     09/01/15           2,939,001
       300   Brazos Cnty, TX Hlth Fac Dev Oblig
             Grp.................................        5.375     01/01/32             317,511
     4,000   Dallas-Fort Worth, TX Intl Arpt Rev
             Impt Jt Rfdg Ser A (FGIC Insd)
             (AMT)...............................        5.500     11/01/31           4,272,280
     4,000   Dallas-Fort Worth, TX Intl Arpt Rev
             Jt Ser A (FGIC Insd) (AMT)..........        5.750     11/01/30           4,213,040
     7,250   Harris Cnty-Houston, TX Sports Auth
             Spl Rev Jr Lien Rfdg Ser B (MBIA
             Insd)...............................        5.250     11/15/40           7,690,292
     1,000   Harris Cnty, TX Hlth Fac Dev Mem
             Hermann Hlthcare Ser A (Prerefunded
             @ 6/01/11)..........................        6.375     06/01/29           1,123,390
     4,820   Harris Cnty, TX Toll Rd (AMBAC Insd)
             (Prerefunded @ 8/15/09).............      *           08/15/18           2,343,966
     1,000   Harris Cnty, TX Toll Rd (AMBAC Insd)
             (Prerefunded @ 8/15/09).............      *           08/15/21             395,600
     4,000   Harris Cnty, TX Toll Rd Sub Lien
             Rfdg................................        5.000     08/01/33           4,070,800
     1,000   Houston, TX Arpt Sys Rev Sub Lien
             Ser A (FSA Insd) (AMT)..............        5.625     07/01/30           1,056,070
     5,105   Houston, TX Hotel Occupancy Tax &
             Spl Rev Convention & Entmt Ser B
             (AMBAC Insd)........................        5.750     09/01/15           5,559,294
       225   Houston, TX Pub Impt & Rfdg (FSA
             Insd)...............................        5.750     03/01/15             241,497
     6,000   Houston, TX Util Sys Rev First Lien
             Rfdg Ser A (FSA Insd)...............        5.250     05/15/21           6,520,500
     6,000   Houston, TX Util Sys Rev First Lien
             Rfdg Ser A (FGIC Insd)..............        5.250     05/15/23           6,520,500
     2,750   Lower CO Riv Auth TX Transmission
             Proj Corp (FGIC Insd)...............        5.000     05/15/33           2,837,148
     1,500   Mesquite, TX Hlth Fac Dev Retirement
             Fac Christian Care Ctr..............        5.625     02/15/35           1,584,615
     1,500   Mesquite, TX Hlth Fac Dev Retirement
             Fac Christian Care Ctr (Prerefunded
             @ 2/15/10)..........................        7.500     02/15/18           1,684,935
     1,500   Metropolitan Hlth Fac Dev Corp TX
             Wilson N Jones Mem Hosp Proj........        7.250     01/01/31           1,553,430
     1,100   Metropolitan Hlth Fac Dev Corp TX
             Wilson N Jones Mem Hosp Proj........        7.200     01/01/21           1,142,570
     1,500   North Central, TX Hlth Fac Dev Corp
             Rev Hosp Baylor Hlthcare Sys Proj
             Ser A...............................        5.125     05/15/29           1,541,475

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             TEXAS (CONTINUED)
$    5,750   North Central, TX Hlth Fac Dev Corp
             Rev Hosp Childrens Med Ctr Dallas
             (AMBAC Insd)........................        5.250%    08/15/32      $    6,098,910
     2,805   Tarrant Regl Wtr Dist TX Wtr Rev
             Impt Rfdg (FSA Insd)................        5.250     03/01/19           3,029,428
       253   Texas Muni Pwr Agy Rev (AMBAC Insd)
             (e).................................      *           09/01/07             245,648
     3,272   Texas Muni Pwr Agy Rev (AMBAC
             Insd)...............................      *           09/01/07           3,178,486
     1,610   Texas St Pub Ppty Fin Corp Rev
             Mental Hlth & Retardation Rfdg (FSA
             Insd)...............................        5.500     09/01/13           1,618,823
     3,500   Texas St Trans Commn Mobility Fd Ser
             A (FGIC Insd).......................        4.500     04/01/35           3,480,435
     2,750   Texas St Vets Housing Assistance Pgm
             Vet Ser B (FHA/VA Gtd) (AMT)........        6.100     06/01/31           2,900,975
     1,000   Texas Tech Univ Rev Fin Sys Ser 7
             (MBIA Insd) (Prerefunded @
             2/15/12)............................        5.000     08/15/25           1,067,570
     1,500   Texas Wtr Dev Brd Rev St Revolving
             Fd Sr Lien Ser B....................        5.250     07/15/17           1,570,275
     2,500   University of TX Univ Rev Fin Sys
             Ser B...............................        5.250     08/15/20           2,715,750
     3,000   University of TX Univ Rev Fin Sys
             Ser A...............................        5.250     08/15/20           3,258,900
     2,300   University of TX Univ Rev Fin Sys
             Ser C (Prerefunded @ 8/15/11).......        5.375     08/15/19           2,473,259
                                                                                 --------------
                                                                                     90,638,909
                                                                                 --------------
             UTAH  0.1%
     1,000   Salt Lake Cnty, UT College Rev
             Westminster College Proj............        5.750     10/01/27           1,028,050
        50   Utah St Hsg Fin Agy Single Family
             Mtg, Class II Ser B-2 (FHA/VA Gtd)
             (AMT)...............................        6.250     07/01/14              51,051
        15   Utah St Hsg Fin Agy Single Family
             Mtg Mezzanine Issue H1 (AMBAC
             Insd)...............................        6.000     07/01/12              15,278
                                                                                 --------------
                                                                                      1,094,379
                                                                                 --------------
             VIRGINIA  1.2%
     1,320   Fairfax Cnty, VA Ctf Partn..........        5.300     04/15/23           1,418,868
       800   Tobacco Settlement Fin Corp VA......        5.500     06/01/26             851,488
     5,920   Tobacco Settlement Fin Corp VA......        5.625     06/01/37           6,322,264
                                                                                 --------------
                                                                                      8,592,620
                                                                                 --------------
             WASHINGTON  5.5%
     2,500   Energy Northwest WA Elec Rev Proj No
             3 Rfdg Ser A (FSA Insd).............        5.500     07/01/18           2,713,875
     5,360   Energy Northwest WA Elec Rev Proj No
             3 Rfdg Ser B (FSA Insd).............        6.000     07/01/16           6,002,128
     2,500   Goat Hill Ppty WA Lease Rev Govt
             Office Bldg Proj (MBIA Insd)........        5.000     12/01/33           2,617,475

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             WASHINGTON (CONTINUED)
$    4,400   King Cnty, WA Rfdg Ser B (MBIA
             Insd)...............................        5.250%    01/01/34      $    4,514,532
     7,720   Klickitat Cnty, WA Pub Util Dist No
             001 Elec Rev Rfdg Ser B (FGIC Insd)
             (a).................................        5.000     12/01/25           8,272,366
     1,000   Port Seattle, WA Rev Ser B (MBIA
             Insd) (AMT).........................        5.625     02/01/24           1,057,250
     1,435   Radford Ct Ppty WA Student Hsg Rev
             (MBIA Insd) (a).....................        6.000     06/01/15           1,559,357
     1,585   Radford Ct Ppty WA Student Hsg Rev
             (MBIA Insd) (a).....................        6.000     06/01/16           1,720,692
     1,000   Seattle, WA Muni Lt & Pwr Rev.......        5.625     12/01/18           1,070,150
     1,250   Skagit Cnty, WA Pub Hosp Dist No 001
             Skagit Vly Hosp.....................        5.500     12/01/30           1,318,937
     2,100   Spokane, WA Pub Fac Dist Hotel (MBIA
             Insd)...............................        5.750     12/01/21           2,342,487
     3,000   Spokane, WA Pub Fac Dist Hotel Motel
             & Sales Use Tax (MBIA Insd).........        5.250     09/01/33           3,203,460
     1,000   Spokane, WA Pub Fac Dist Hotel Motel
             & Sales Use Tax (MBIA Insd).........        5.750     12/01/20           1,119,740
     1,650   Tacoma, WA Elec Sys Rev Rfdg Ser B
             (FSA Insd)..........................        5.500     01/01/12           1,793,682
     1,350   Tacoma, WA Elec Sys Rev Rfdg Ser A
             (FSA Insd)..........................        5.750     01/01/15           1,469,111
                                                                                 --------------
                                                                                     40,775,242
                                                                                 --------------
             WEST VIRGINIA  0.5%
     3,750   West Virginia Univ Rev Impt Univ
             Proj Ser C (FGIC Insd)..............        5.000     10/01/34           3,961,800
                                                                                 --------------

             WISCONSIN  0.7%
     2,345   Appleton, WI Wtrwks Rev Rfdg (FGIC
             Insd)...............................        5.375     01/01/19           2,526,339
       510   Badger Tob Asset Sec Corp WI........        6.375     06/01/32             557,384
     2,000   Southeast WI Professional Baseball
             Pk Dist Sales Tax Rev Rfdg Ser A
             (MBIA Insd).........................        5.500     12/15/20           2,331,820
                                                                                 --------------
                                                                                      5,415,543
                                                                                 --------------
             WYOMING  0.3%
     2,000   Sweetwater Cnty, WY Solid Waste Disp
             Rev FMC Corp Proj Rfdg (AMT)........        5.600     12/01/35           2,127,180
                                                                                 --------------

             GUAM  0.8%
     5,800   Guam Pwr Auth Rev Ser A (AMBAC
             Insd)...............................        5.250     10/01/34           6,085,186
                                                                                 --------------

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)        DESCRIPTION                             COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------
             PUERTO RICO  0.8%
$    1,110   Puerto Rico Comwlth Aqueduct & Swr
             Auth Rev Rfdg (Comwth Gtd)..........        5.000%    07/01/15      $    1,127,494
     1,000   Puerto Rico Indl Tourist Ed Med &
             Environmental Ctl Fac Fin Auth
             Higher Ed Rev.......................        5.375     02/01/19           1,031,270
     3,500   Puerto Rico Pub Bldg Auth Rev Govt
             Fac Ser I (Comwth Gtd)..............        5.250     07/01/33           3,746,855
                                                                                 --------------
                                                                                      5,905,619
                                                                                 --------------
TOTAL INVESTMENTS  173.0%
  (Cost $1,211,446,175).......................................................    1,286,081,436
LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES
  HELD  (15.3%)
  (Cost ($113,880,000))
  (113,880)  Notes with interest rates ranging from 3.580% to 3.660% at
             October 31, 2006 and contractual maturities of collateral ranging
             from 2023 to 2041 (see Note 1) (j)...............................     (113,880,000)
TOTAL NET INVESTMENTS  157.7%
  (Cost $1,097,566,175).......................................................    1,172,201,436
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%...................................        1,753,796
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (57.9%)...................     (430,588,239)
                                                                                 --------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $  743,366,993
                                                                                 ==============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust holds 100% of the outstanding bond issuance.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.1% of net assets applicable to common shares.

(c) Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(d) All or a portion of this security has been physically segregated in connection with open futures or swap contracts.

(e) Escrowed to Maturity

(f) 144A-Private Placement securities which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g) Security purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

(h) Variable Rate Coupon

(i) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(j) Floating rate notes. The interest rates shown reflect the rates in effect at October 31, 2006.

ACA--American Capital Access

AGC--AGC Insured Custody Certificates

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

COMWLTH--Commonwealth of Puerto Rico

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

RADIAN--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

SWAP AGREEMENTS OUTSTANDING AS OF OCTOBER 31, 2006:

INTEREST RATE SWAP

                                               PAY/
                                             RECEIVE                          NOTIONAL    UNREALIZED
                                             FLOATING   FIXED    EXPIRATION    AMOUNT    APPRECIATION/
COUNTERPARTY           FLOATING RATE INDEX     RATE      RATE       DATE       (000)     DEPRECIATION
JP Morgan Chase Bank,  USD-BMA Municipal
  N.A.                   Swap Index          Receive    4.096%    12/15/26    $30,300      $(890,506)
                                                                                           =========

FUTURES CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
SHORT CONTRACTS                                               CONTRACTS    DEPRECIATION
U.S. Treasury Notes 10-Year Futures, December 2006
  (Current Notional Value of $108,219 per contract).........      860       $  (919,979)
U.S. Treasury Bonds Futures, December 2006
  (Current Notional Value of $112,656 per contract).........      261          (580,151)
                                                                -----       -----------
                                                                1,121       $(1,500,130)
                                                                =====       ===========

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2006

ASSETS:
Total Investments (Cost $1,211,446,175).....................  $1,286,081,436
Receivables:
  Investments Sold..........................................      31,381,371
  Interest..................................................      17,851,486
Other.......................................................          21,593
                                                              --------------
    Total Assets............................................   1,335,335,886
                                                              --------------
LIABILITIES:
Payables:
  Floating Rate Note Obligations............................     113,880,000
  Investments Purchased.....................................      43,863,647
  Variation Margin on Futures...............................         622,933
  Investment Advisory Fee...................................         544,761
  Custodian Bank............................................         330,697
  Income Distributions--Common Shares.......................         124,645
  Other Affiliates..........................................          40,558
Swap Contracts..............................................         890,506
Trustees' Deferred Compensation and Retirement Plans........         874,656
Accrued Expenses............................................         208,251
                                                              --------------
    Total Liabilities.......................................     161,380,654
Preferred Shares (including accrued distributions)..........     430,588,239
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $  743,366,993
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($743,366,993 divided by
  43,799,086 shares outstanding)............................  $        16.97
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 43,799,086 shares issued and
  outstanding)..............................................  $      437,991
Paid in Surplus.............................................     664,623,879
Net Unrealized Appreciation.................................      72,244,625
Accumulated Net Realized Gain...............................       3,729,905
Accumulated Undistributed Net Investment Income.............       2,330,593
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $  743,366,993
                                                              ==============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 17,200 issued with liquidation preference of
  $25,000 per share)........................................  $  430,000,000
                                                              ==============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $1,173,366,993
                                                              ==============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2006

INVESTMENT INCOME:
Interest....................................................  $ 58,026,222
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     6,375,966
Preferred Share Maintenance.................................     1,121,272
Accounting and Administrative Expenses......................       197,928
Trustees' Fees and Related Expenses.........................       167,179
Professional Fees...........................................       152,623
Reports to Shareholders.....................................        89,275
Transfer Agent Fees.........................................        87,938
Custody.....................................................        82,365
Registration Fees...........................................        39,289
Interest and Residual Trust Expense.........................       824,182
Other.......................................................       193,625
                                                              ------------
    Total Expenses..........................................     9,331,642
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 48,694,580
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  3,921,276
  Futures...................................................     4,336,256
  Swap Contracts............................................    (1,088,837)
                                                              ------------
Net Realized Gain...........................................     7,168,695
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    58,996,836
                                                              ------------
  End of the Period:
    Investments.............................................    74,635,261
    Futures.................................................    (1,500,130)
    Swap Contracts..........................................      (890,506)
                                                              ------------
                                                                72,244,625
                                                              ------------
Net Unrealized Appreciation During the Period...............    13,247,789
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 20,416,484
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(15,290,485)
                                                              ============
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 53,820,579
                                                              ============

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2006    OCTOBER 31, 2005
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 48,694,580        $ 31,438,535
Net Realized Gain.......................................       7,168,695          11,321,515
Net Unrealized Appreciation/Depreciation During the
  Period................................................      13,247,789         (28,276,265)

Distributions to Preferred Shareholders:
  Net Investment Income.................................     (12,658,380)         (6,244,112)
  Net Realized Gain.....................................      (2,632,105)                -0-
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      53,820,579           8,239,673

Distributions to Common Shareholders:
  Net Investment Income.................................     (35,827,315)        (26,316,570)
  Net Realized Gain.....................................     (10,581,860)                -0-
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................       7,411,404         (18,076,897)

FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Acquired Through Merger.....             -0-         285,697,964
                                                            ------------        ------------
TOTAL INCREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES................................................       7,411,404         267,621,067
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     735,955,589         468,334,522
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $2,330,593 and $2,036,202,
  respectively.)........................................    $743,366,993        $735,955,589
                                                            ============        ============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED OCTOBER 31
                                            --------------------------------------------------
                                               2006       2005      2004      2003      2002
                                            --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $ 16.80     $ 17.34   $ 17.15   $ 17.46   $ 17.51
                                             -------     -------   -------   -------   -------
  Net Investment Income....................     1.11(a)     1.09      1.09      1.10      1.18
  Net Realized and Unrealized Gain/Loss....     0.47       (0.48)     0.31      0.09      0.18
  Common Share Equivalent of Distributions
    Paid to Preferred Shareholders:
    Net Investment Income..................    (0.29)      (0.22)    (0.10)    (0.08)    (0.10)
    Net Realized Gain......................    (0.06)       0.00     (0.01)    (0.03)    (0.07)
                                             -------     -------   -------   -------   -------
Total From Investment Operations...........     1.23        0.39      1.29      1.08      1.19
Distributions Paid to Common Shareholders:
  Net Investment Income....................    (0.82)      (0.93)    (1.00)    (1.07)    (1.03)
  Net Realized Gain........................    (0.24)       0.00     (0.10)    (0.32)    (0.21)
                                             -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD.........  $ 16.97     $ 16.80   $ 17.34   $ 17.15   $ 17.46
                                             =======     =======   =======   =======   =======

Common Share Market Price at End of the
  Period...................................  $ 14.94     $ 14.61   $ 15.34   $ 15.58   $ 15.80
Total Return (b)...........................    9.86%       1.31%     5.76%     7.60%    14.56%
Net Assets Applicable to Common Shares at
  End of the Period (In millions)..........  $ 743.4     $ 736.0   $ 468.3   $ 463.3   $ 471.6
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c)..........    1.28%       1.17%     1.27%     1.28%     1.41%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (c)......................................    6.68%       6.51%     6.43%     6.40%     6.89%
Portfolio Turnover.........................      25%         25%       18%       23%       33%

SUPPLEMENTAL RATIOS:
Ratio of Expenses (Excluding Interest and
  Residual Trust Expense) to Average Net
  Assets Applicable to Common Shares (c)...    1.17%       1.17%     1.27%     1.28%     1.41%
Ratio of Expenses (Excluding Interest and
  Residual Trust Expense) to Average Net
  Assets Including Preferred Shares (c)....    0.73%       0.74%     0.80%     0.82%     0.89%
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (c)...........    0.81%       0.74%     0.80%     0.82%     0.89%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d)......................................    4.94%       5.22%     5.82%     5.92%     6.30%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........   17,200      17,200    10,600    10,600    10,600
Asset Coverage Per Preferred Share (e).....  $68,253     $67,812   $69,204   $68,721   $69,511
Involuntary Liquidating Preference Per
  Preferred Share..........................  $25,000     $25,000   $25,000   $25,000   $25,000
Average Market Value Per Preferred Share...  $25,000     $25,000   $25,000   $25,000   $25,000

(a) Based on average shares outstanding.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days of less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2006, the Trust had $43,863,647 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

    At October 31, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,095,174,331
                                                              ==============
Gross tax unrealized appreciation...........................  $   77,027,727
Gross tax unrealized depreciation...........................            (622)
                                                              --------------
Net tax unrealized appreciation on investments..............  $   77,027,105
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                                 2006           2005
Distributions paid from:
  Ordinary income...........................................  $   105,360    $    96,040
  Tax exempt income.........................................   48,205,641     32,252,093
  Long-term capital gain....................................   13,213,965            -0-
                                                              -----------    -----------
                                                              $61,524,966    $32,348,133
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2006 fiscal year have been identified and appropriately reclasssified on the Statement of Assets and Liabilities. Permanent book to tax differences relating to merger costs and excise taxes which were not deductible for tax purposes totaling $54,608 and $95,688, respectively, were reclassified from accumulated undistributed net investment income to paid in surplus. Additionally, a permanent difference relating to book to tax accretion differences totaling $64,790 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2006, the components of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................  $  207,646
Undistributed tax exempt income.............................   2,453,164
Undistributed long-term capital gain........................   1,092,071

    Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions, gains or losses recognized on securities for tax purposes but not for book and gains or losses recognized for tax purposes on open futures transactions on October 31, 2006.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

F. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Trust enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The Trust enters into shortfall agreements with the dealer trusts, which commit the Trust to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Trust, thereby collapsing the dealer trusts. The Trust accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Trust's investment assets, and the related floating rate notes reflected as Trust liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" in the Trust's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At October 31, 2006, Trust investments with a value of $166,552,078 are held by the dealer trusts and serve as collateral for the $113,880,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at October 31, 2006 are presented on the Portfolio of Investments.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets including preferred shares of the Trust. Effective December 1, 2006, the Adviser has agreed to waive investment advisory fees equal to .10% of the average daily net assets including preferred shares of the Trust. This waiver is voluntary and can be discontinued at any time.

    For the year ended October 31, 2006, the Trust recognized expenses of approximately $75,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended October 31, 2006, the Trust recognized expenses of approximately $110,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

"Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the years ended October 31, 2006 and 2005, transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2006    OCTOBER 31, 2005
Beginning Shares........................................     43,799,086          27,013,149
Shares Issued Through Merger............................              0          16,785,937
                                                             ----------          ----------
Ending Shares...........................................     43,799,086          43,799,086
                                                             ==========          ==========

    On October 7, 2005, the Trust acquired all of the assets and liabilities of the Van Kampen Municipal Income Trust (ticker symbol VMT) through a tax free reorganization approved by VMT shareholders on September 23, 2005. The Trust issued 16,785,937 common shares with a net asset value of $285,697,964 and 6,600 Auction Preferred Shares (APS) with a liquidation value of $165,000,000, in exchange for VMT net assets. The shares of VMT were converted into Trust shares at a ratio of 0.585182 to 1 and 1 to 20, for common shares and APS, respectively. Net unrealized appreciation on VMT as of October 7, 2005 was $20,734,270. The Trust assumed VMT's book to tax accretion differences, which resulted in a $404,784 increase to accumulated undistributed net investment income and a corresponding decrease to net unrealized appreciation. Combined net assets applicable to common shares on the day of the reorganization were $745,337,328 and combined net assets including preferred shares were $1,175,337,328. Included in these net assets was a Trustees deferred compensation balance of $255,898 and Trustees retirement plan balance of $74,816 which are included in accumulated undistributed net investment income. Also, included in these net assets were losses recognized for tax purposes for open futures transactions at October 7, 2005 of $561,213 which is included in accumulated net realized gain.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $421,663,089 and $300,901,418, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain of loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Trust's effective maturity and duration. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2006 were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2005.............................    2,572
Futures Opened..............................................    7,573
Futures Closed..............................................   (9,024)
                                                               ------
Outstanding at October 31, 2006.............................    1,121
                                                               ======

B. INVERSE FLOATING RATE INVESTMENTS The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

the value of the Trust's portfolio securities. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

C. INTEREST RATE SWAPS The Trust may enter into forward interest rate swap transactions intended to help the Trust manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Trust's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Trust's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Trust a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Trust's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Trust may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Trust intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Trust upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

6. PREFERRED SHARES

The Trust has outstanding 17,200 APS in seven series. Series A, B, and C contain 3,000 shares each, Series D contains 1,600 shares and Series E, F and G contain 2,200 shares each. Dividends are cumulative and the dividend rates are generally reset every 28 days through an auction process. The average rate in effect on October 31, 2006 was 3.562%. During the year ended October 31, 2006, the rates ranged from 2.599% to 5.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

7. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006. The impact to the Trust's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade Municipals

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Municipals as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
January 11, 2007

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

DIVIDEND REINVESTMENT PLAN

    The dividend reinvestment plan offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of your trust. Under the plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of your trust, allowing you to potentially increase your investment over time.

PLAN BENEFITS

    - ADD TO YOUR ACCOUNT

      You may increase your shares in your trust easily and automatically with the dividend reinvestment plan.

    - LOW TRANSACTION COSTS

      Shareholders who participate in the plan are able to buy shares at below-market prices when the trust is trading at a premium to its net asset value. In addition, transaction costs are low because when new shares are issued by the trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

    - CONVENIENCE

      You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account.

    - SAFEKEEPING

      Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping, which provides added protection against loss, theft, or inadvertent destruction of certificates. However, you may request that a certificate representing your reinvested shares be issued to you.

HOW DOES THE PLAN WORK?

    If you choose to participate in the plan, your dividends and capital gains distributions will be promptly reinvested for you, automatically increasing your shares. If your trust is trading at a share price that is equal to its net asset value (NAV), you'll pay that amount for your reinvested shares. However, if your trust is trading above or below its NAV, the price is determined by one of two ways:

       1. PREMIUM If your trust is trading at a premium -- a market price that is higher than its NAV -- you'll pay either the NAV or 95 percent of the market price, whichever is greater. When your trust trades at a premium, you'll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

       2. DISCOUNT If your trust is trading at a discount -- a market price that is lower than its NAV -- you'll pay the market price for your reinvested shares.

HOW TO PARTICIPATE IN THE PLAN

    If you own shares in your own name, you can participate directly in the plan. If your shares are held in "street name" -- in the name of your brokerage firm, bank, or other financial institution -- you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the plan.

    If you choose to participate in the plan, whenever your trust declares a dividend or capital gains distribution, it will be invested in additional shares of your trust that are purchased on the open market.

HOW TO ENROLL

    To enroll in the Dividend Reinvestment Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                   P.O. Box 43011
                             Providence, RI 02940-3011
Please include your trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the "record date," which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the plan will begin with the following dividend or distribution.

COSTS OF THE PLAN

    There is no direct charge to you for reinvesting dividends and capital gains distributions because the plan's fees are paid by your trust. If your trust is trading at or above its NAV, your new shares are issued directly by the trust and there are no brokerage charges or commissions. However, if your trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any brokerage commissions. These brokerage commissions are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

TAX IMPLICATIONS

    The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

HOW TO WITHDRAW FROM THE PLAN

    To withdraw from the Dividend Reinvestment Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                   P.O. Box 43011
                             Providence, RI 02940-3011
All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have two choices for receiving your shares:

    - CERTIFICATE

    We will issue a certificate for the full shares and send you a check for any fractional shares without a charge.

    - CHECK

    We will sell all full and fractional shares and send the proceeds to your address of record after deducting brokerage commissions and a $2.50 service fee.

    The Trust and Computershare Trust Company, N.A. may amend or terminate the plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by your trust.

    TO OBTAIN A COMPLETE COPY OF THE DIVIDEND REINVESTMENT PLAN, PLEASE CALL OUR CLIENT RELATIONS DEPARTMENT AT 800-341-2929 OR VISIT VANKAMPEN.COM.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ending October 31, 2006. The Trust designated 99.8% of the income distributions as a tax-exempt income distribution. The Trust designated and paid $13,213,965 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2006, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                     # OF SHARES
                                                           -------------------------------
                                                            IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Linda Hutton Heagy.......................................  38,210,266            1,043,508
Wayne W. Whalen..........................................  38,224,090            1,029,684

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer................................................   15,100                55

The other trustees of the Trust whose terms did not expire in 2006 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein and Suzanne H. Woolsey.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Trust generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)              Trustee      Trustee     Chairman and Chief             71       Trustee/Director/Managing
Blistex Inc.                                 since 1991  Executive Officer of                    General Partner of funds
1800 Swift Drive                                         Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                      health care products
                                                         manufacturer. Director of
                                                         the Heartland Alliance, a
                                                         nonprofit organization
                                                         serving human needs based
                                                         in Chicago. Director of
                                                         St. Vincent de Paul
                                                         Center, a Chicago based
                                                         day care facility serving
                                                         the children of low
                                                         income families. Board
                                                         member of the Illinois
                                                         Manufacturers'
                                                         Association.

Jerry D. Choate (68)            Trustee      Trustee     Prior to January 1999,         71       Trustee/Director/Managing
33971 Selva Road                             since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                                Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                     Allstate Corporation                    Director of Amgen Inc., a
                                                         ("Allstate") and Allstate               biotechnological company,
                                                         Insurance Company. Prior                and Director of Valero
                                                         to January 1995,                        Energy Corporation, an
                                                         President and Chief                     independent refining
                                                         Executive Officer of                    company.
                                                         Allstate. Prior to August
                                                         1994, various management
                                                         positions at Allstate.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFfiCER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)               Trustee      Trustee     President of CAC, L.L.C.,      71       Trustee/Director/Managing
CAC, L.L.C.                                  since 1991  a private company                       General Partner of funds
4350 LaJolla Village Drive                               offering capital                        in the Fund Complex.
Suite 980                                                investment and management               Director of Quidel
San Diego, CA 92122-6223                                 advisory services. Prior                Corporation, Stericycle,
                                                         to February 2001, Vice                  Inc., Ventana Medical
                                                         Chairman and Director of                Systems, Inc., and GATX
                                                         Anixter International,                  Corporation, and Trustee
                                                         Inc., a global                          of The Scripps Research
                                                         distributor of wire,                    Institute. Prior to
                                                         cable and communications                January 2005, Trustee of
                                                         connectivity products.                  the University of Chicago
                                                         Prior to July 2000,                     Hospitals and Health
                                                         Managing Partner of                     Systems. Prior to April
                                                         Equity Group Corporate                  2004, Director of
                                                         Investment (EGI), a                     TheraSense, Inc. Prior to
                                                         company that makes                      January 2004, Director of
                                                         private investments in                  TeleTech Holdings Inc.
                                                         other companies.                        and Arris Group, Inc.
                                                                                                 Prior to May 2002,
                                                                                                 Director of Peregrine
                                                                                                 Systems Inc. Prior to
                                                                                                 February 2001, Director
                                                                                                 of IMC Global Inc. Prior
                                                                                                 to July 2000, Director of
                                                                                                 Allied Riser
                                                                                                 Communications Corp.,
                                                                                                 Matria Healthcare Inc.,
                                                                                                 Transmedia Networks,
                                                                                                 Inc., CNA Surety, Corp.
                                                                                                 and Grupo Azcarero Mexico
                                                                                                 (GAM).

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFfiCER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)         Trustee      Trustee     Managing Partner of            71       Trustee/Director/Managing
Heidrick & Struggles                         since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                   executive search firm.                  in the Fund Complex.
Suite 7000                                               Trustee on the University
Chicago, IL 60606                                        of Chicago Hospitals
                                                         Board, Vice Chair of the
                                                         Board of the YMCA of
                                                         Metropolitan Chicago and
                                                         a member of the Women's
                                                         Board of the University
                                                         of Chicago. Prior to
                                                         1997, Partner of Ray &
                                                         Berndtson, Inc., an
                                                         executive recruiting
                                                         firm. Prior to 1996,
                                                         Trustee of The
                                                         International House
                                                         Board, a fellowship and
                                                         housing organization for
                                                         international graduate
                                                         students. Prior to 1995,
                                                         Executive Vice President
                                                         of ABN AMRO, N.A., a bank
                                                         holding company. Prior to
                                                         1990, Executive Vice
                                                         President of The Exchange
                                                         National Bank.

R. Craig Kennedy (54)           Trustee      Trustee     Director and President of      71       Trustee/Director/Managing
1744 R Street, NW                            since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                     of the United States, an                in the Fund Complex.
                                                         independent U.S.
                                                         foundation created to
                                                         deepen understanding,
                                                         promote collaboration and
                                                         stimulate exchanges of
                                                         practical experience
                                                         between Americans and
                                                         Europeans. Formerly,
                                                         advisor to the Dennis
                                                         Trading Group Inc., a
                                                         managed futures and
                                                         option company that
                                                         invests money for
                                                         individuals and
                                                         institutions. Prior to
                                                         1992, President and Chief
                                                         Executive Officer,
                                                         Director and member of
                                                         the Investment Committee
                                                         of the Joyce Foundation,
                                                         a private foundation.

Howard J Kerr (71)              Trustee      Trustee     Prior to 1998, President       71       Trustee/Director/Managing
14 Huron Trace                               since 1992  and Chief Executive                     General Partner of funds
Galena, IL 61036                                         Officer of Pocklington                  in the Fund Complex.
                                                         Corporation, Inc., an                   Director of the Lake
                                                         investment holding                      Forest Bank & Trust.
                                                         company. Director of the
                                                         Marrow Foundation.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFfiCER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (70)             Trustee      Trustee     President of Nelson            71       Trustee/Director/Managing
423 Country Club Drive                       since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                    Services, Inc., a                       in the Fund Complex.
                                                         financial planning
                                                         company and registered
                                                         investment adviser in the
                                                         State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc.,
                                                         a member of the NASD,
                                                         Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities
                                                         Rulemaking Board.
                                                         President of Nelson Sales
                                                         and Services Corporation,
                                                         a marketing and services
                                                         company to support
                                                         affiliated companies.

Hugo F. Sonnenschein (66)       Trustee      Trustee     President Emeritus and         71       Trustee/Director/Managing
1126 E. 59th Street                          since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                        University of Chicago and               in the Fund Complex.
                                                         the Adam Smith                          Director of Winston
                                                         Distinguished Service                   Laboratories, Inc.
                                                         Professor in the
                                                         Department of Economics
                                                         at the University of
                                                         Chicago. Prior to July
                                                         2000, President of the
                                                         University of Chicago.
                                                         Trustee of the University
                                                         of Rochester and a member
                                                         of its investment
                                                         committee. Member of the
                                                         National Academy of
                                                         Sciences, the American
                                                         Philosophical Society and
                                                         a fellow of the American
                                                         Academy of Arts and
                                                         Sciences.

Suzanne H. Woolsey, Ph.D. (65)  Trustee      Trustee     Chief Communications           71       Trustee/Director/Managing
815 Cumberstone Road                         since 2003  Officer of the National                 General Partner of funds
Harwood, MD 20776                                        Academy of                              in the Fund Complex.
                                                         Sciences/National                       Director of Fluor Corp.,
                                                         Research Council, an                    an engineering,
                                                         independent, federally                  procurement and
                                                         chartered policy                        construction
                                                         institution, from 2001 to               organization, since
                                                         November 2003 and Chief                 January 2004 and Director
                                                         Operating Officer from                  of Neurogen Corporation,
                                                         1993 to 2001. Director of               a pharmaceutical company,
                                                         the Institute for Defense               since January 1998.
                                                         Analyses, a federally
                                                         funded research and
                                                         development center,
                                                         Director of the German
                                                         Marshall Fund of the
                                                         United States, Director
                                                         of the Rocky Mountain
                                                         Institute and Trustee of
                                                         Colorado College. Prior
                                                         to 1993, Executive
                                                         Director of the
                                                         Commission on Behavioral
                                                         and Social Sciences and
                                                         Education at the National
                                                         Academy of
                                                         Sciences/National
                                                         Research Council. From
                                                         1980 through 1989,
                                                         Partner of Coopers &
                                                         Lybrand.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Wayne W. Whalen* (67)         Trustee      Trustee     Partner in the law firm        71       Trustee/Director/Managing
333 West Wacker Drive                      since 1991  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (53)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                            since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (52)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4QA                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFfiCER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

Amy R. Doberman (44)          Vice President           Officer     Managing Director and General Counsel - U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

John L. Sullivan (51)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1998  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (38)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2006  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and of Funds in the Fund
                                                                   Complex from January 2005 to August 2005 and since September
                                                                   2006.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 29, 2006, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Trust's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Trust for Investment Grade Municipals

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Trust for Investment Grade Municipals

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Trust for Investment Grade Municipals

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                  VGMANR 12/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03466P-Y10/06

                                   APPENDIX D

                TARGET FUND ANNUAL REPORT DATED OCTOBER 31, 2006

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade Florida Municipals performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2006.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/06

TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
SYMBOL: VTF
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (3/27/92)            7.79%         6.64%

10-year                              6.87          5.86

5-year                               6.72          6.99

1-year                               7.00          8.03
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Florida Municipal Bond Index is a broad-based statistical composite of Florida municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2006

MARKET CONDITIONS

Against the backdrop of strong economic growth, good employment data and inflationary pressures stemming from rising oil prices, the Federal Open Market Committee (the "Fed") continued its tightening campaign during the first eight months of the reporting period, raising the fed funds target rate six times to
5.25 percent at the end of June. As the months progressed however, economic growth moderated as consumer spending and housing weakened while inflation concerns eased, prompting investors to speculate that the Fed would take a break from rate increases. In August the Fed did pause, ending a two-year run of 17 consecutive rate increases--the longest stretch of increases in 25 years. At its subsequent meetings, the Fed again kept its target rate unchanged, and indicated that any future rate increases would be driven by the weight of economic data.

As a result of the improved outlook for the fixed-income market, yields on longer-maturity municipal bonds fell dramatically in latter months of the reporting year, ultimately ending at the lowest level in decades and causing this segment of the market to earn the best returns. Shorter-maturity municipal bonds, however, posted the lowest returns as Fed rate hikes moved yields in this portion of the curve higher. Accordingly, the slope of the municipal yield curve flattened as the spread between short-term and long-term interest rates narrowed.

Demand for municipal bonds continued to be strong during the period. In fact, inflows into municipal bond funds were 55 percent higher year-to-date through October than for the same period last year, much of which went into high-yield funds. Because prevailing interest rates were still at relatively low levels, investors increasingly sought out lower-quality, higher-yielding bonds. The increased demand for high-yield bonds led this segment of the market to considerably outperform high-grade issues.

Although municipal bond issuance remained brisk in the last quarter of 2005, volume declined throughout the remaining months of the period. As of the end of October, national municipal bond issuance was down 13 percent for 2006. The reduced supply, coupled with growing demand, further fueled municipal bond performance.

Florida continued to enjoy strong economic growth, which has led to growth in revenues. Job creation in the state remained the highest in the country, unemployment was low, and population growth was more than twice the rate of the national average. In addition, Florida maintains one of the strongest funded pension ratios in the country. Together, these factors, along with the state's history of prudent fiscal management and positive financial performance, create a very favorable outlook for the state.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brothers Florida Municipal Bond Index.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2006

-------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS FLORIDA
        NAV      MARKET PRICE    MUNICIPAL BOND INDEX

       7.00%        8.03%                5.71%
-------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

Throughout the reporting period, we sought opportunities to enhance the portfolio's yield, while still adhering to our quality-driven investment discipline. We did so primarily by implementing two general strategies. First, we increased the portfolio's exposure to lower-rated, higher-yielding securities. Specifically, we added to holdings in BBB rated credits while reducing holdings in AAA rated credits. This strategy proved beneficial to performance as credit spreads in the high-yield segment of the market tightened, leading high-yield bonds to considerably outperform higher-quality bonds. Second, we emphasized the long end of the yield curve, favoring bonds with maturities of 20 to 30 years. Given the flattening of the yield curve during the period, attractive yields were primarily found on the very long end of the curve and our focus here was additive to performance.

Reflecting our view that interest rates in the Treasury market would continue to rise, we kept the portfolio's duration (a measure of interest-rate sensitivity) shorter than that of the Lehman Brothers Florida Municipal Bond Index for much of the period. In the latter months, when it appeared that the Fed was done raising rates, we increased the portfolio's duration to a more neutral stance. While this positioning overall was beneficial, the trust could have benefited even more had we increased the duration earlier in the reporting period. In addition, rising interest rates made the trust's borrowing activity more expensive, thereby tempering the benefits of leverage for much of the period. The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short-and longer-term rates.

In keeping with our focus on high-yielding credits, we added Puerto Rico tobacco revenue bonds to the portfolio, which are BBB rated. The litigation environment for tobacco companies has become quite favorable, demand for the bonds remains strong, and the industry continues to prosper. We also added to holdings in hospital bonds, which have benefited from spread tightening in the sector. Our decision to increase the trust's exposure to these sectors during the period was additive to performance as they performed strongly.

The trust remained well represented among the major sectors of the Florida municipal market. The largest sectors at the end of the period were hospitals, public education, and water & sewer.

The Trustees have approved a procedure whereby the trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the trust's shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the trust in the future.

CHANGES IN INVESTMENT POLICIES

The Board of Trustees of the trust recently approved the following non-fundamental investment policy for the trust: The trust may invest up to 20% of its assets in securities that are rated, at the time of investment, BB/Ba or B by Standard & Poor's Ratings Service ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Ratings Ltd. ("Fitch") or that are unrated, but deemed to be of comparable quality by the Adviser. These securities are regarded as below investment grade and are commonly referred to as junk bonds, and involve greater risks than investments in higher-grade securities.

Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade debt securities are regarded by S&P, Moody's and Fitch as predominately speculative with respect to the capacity to pay interest or repay principal or interest in accordance with their terms. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before investing in the trust.

Lower-grade securities are more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the trust experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the trust's securities relate. Further, the trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the trust may be unable to obtain full recovery on such amounts.

The secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to real or perceived general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of lower-grade securities in the trust and thus in the net asset value of the trust. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. To the extent that there is no established retail market for some of the lower-grade securities in which the trust may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Trust more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the trust may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The market for lower grade securities may have less available information, further complicating evaluations and valuations of such securities and placing more emphasis on the Adviser's experience, judgment and analysis than other securities.

RATINGS ALLOCATION AS OF 10/31/2006
AAA/Aaa                                                         62.0%
AA/Aa                                                            8.8
A/A                                                             13.2
BBB/Baa                                                          6.9
Non-Rated                                                        9.1

TOP FIVE SECTORS AS OF 10/31/2006
Hospital                                                        23.0%
Public Education                                                18.0
Water & Sewer                                                   10.6
Public Transportation                                            5.3
Airports                                                         5.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving changes to the Fund's investment policies and a reorganization of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY       VALUE
---------------------------------------------------------------------------------------------
            MUNICIPAL BONDS  174.7%
            FLORIDA  166.1%
$   4,500   Brevard Cnty, FL Hlth Fac Hlth First Inc
            Proj........................................... 5.000%   04/01/34   $   4,688,910
   12,960   Brevard Cnty, FL Hlth Fac Auth Hlthcare Fac Rev
            Hlth First Inc Proj (e)........................ 5.000    04/01/34      13,503,996
    1,000   Broward Cnty, FL Hsg Fin Auth Multi-Family Hsg
            Rev Pembroke Pk Apts Proj (AMT)................ 5.650    10/01/28       1,018,300
    1,000   Broward Cnty, FL Sch Brd Ctf Partn Ser A (FSA
            Insd).......................................... 5.000    07/01/22       1,053,150
    1,500   Capital Tr Agy FL Rev Fort Lauderdale Proj
            (AMT).......................................... 5.750    01/01/32       1,576,605
    5,250   Coral Gables, FL Hlth Fac Auth Hosp Rev Baptist
            Hlth South FL (FSA Insd)....................... 5.000    08/15/29       5,538,750
      750   Dade Cnty, FL Ed Fac Auth Rev Exchanged From
            Univ of Miami Ser B (MBIA Insd)................ 5.750    04/01/20         766,245
      500   Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd).... 5.250    10/01/26         511,240
    2,640   Daytona Beach, FL Util Sys Rev Rfdg Ser D (FSA
            Insd).......................................... 5.250    11/15/16       2,856,638
    1,500   Deltona, FL Trans Cap Impt Rev (MBIA Insd)..... 5.125    10/01/26       1,621,020
    1,125   Deltona, FL Util Sys Rev (MBIA Insd)........... 5.250    10/01/22       1,221,232
      105   Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
            Insd).......................................... 5.950    07/01/20         109,725
    1,000   Escambia Cnty, FL Util Auth Util Sys Rev (FGIC
            Insd).......................................... 5.250    01/01/29       1,038,410
    5,930   Flagler Cnty, FL Cap Impt Rev (MBIA Insd)...... 5.000    10/01/30       6,295,466
    1,250   Florida Agric & Mechanical Univ Rev Student Apt
            Fac (MBIA Insd)................................ 6.500    07/01/23       1,254,387
      385   Florida Hsg Fin Agy Homeownership Mtg, Class B
            (AMT).......................................... 8.595    11/01/18         406,352
    2,750   Florida Hsg Fin Agy Hsg Willow Lake Apts Ser
            J-1 (AMBAC Insd) (AMT)......................... 5.350    07/01/27       2,807,915
    3,000   Florida Hsg Fin Corp Rev Homeowner Mtg Ser 1
            (GNMA Collateralized) (AMT).................... 4.850    07/01/37       3,033,900
    2,000   Florida Hsg Fin Corp Rev Homeowner Mtg Ser 2
            (GNMA Collateralized) (AMT).................... 4.950    07/01/37       2,046,800
      550   Florida Hsg Fin Corp Rev Homeowner Mtg Ser 4
            (FSA Insd) (AMT)............................... 6.250    07/01/22         562,941
    1,000   Florida Hsg Fin Corp Rev Hsg Wentworth II Apts
            Ser A (AMBAC Insd) (AMT)....................... 5.375    11/01/29       1,029,950
    2,000   Florida Ports Fin Comm Rev St Trans Tr Fd (MBIA
            Insd) (AMT).................................... 5.375    06/01/27       2,036,500
    8,475   Florida Ports Fin Comm Rev St Trans Tr Fd
            Intermodal Pgm (FGIC Insd) (AMT)............... 5.500    10/01/29       8,915,530
    2,000   Florida St Brd of Ed Cap Outlay Pub Ed Ser C
            (FGIC Insd) (Prerefunded @ 06/01/10)........... 5.750    06/01/29       2,164,960
    1,600   Florida St Brd of Ed Cap Outlay Pub Ed Rfdg Ser
            C.............................................. 5.000    06/01/16       1,646,752

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY       VALUE
---------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$  12,775   Florida St Brd of Ed Cap Outlay Pub Ed Rfdg Ser
            D.............................................. 5.750%   06/01/22   $  13,773,111
    2,000   Florida St Brd of Ed Lottery Rev Ser A (FGIC
            Insd).......................................... 5.250    07/01/17       2,126,660
    5,000   Florida St Brd of Ed Lottery Rev Ser A (FGIC
            Insd).......................................... 5.500    07/01/17       5,366,300
   15,000   Florida St Brd of Ed Pub Ed Cap Outlay Ser D
            (e)............................................ 4.750    06/01/35      15,495,300
    4,500   Florida St Brd of Ed Pub Ed Ser A.............. 5.000    06/01/32       4,718,475
    1,000   Florida St Brd of Ed Rev FL St Univ Hsg Fac Ser
            A (MBIA Insd).................................. 5.000    05/01/29       1,039,670
    4,735   Florida St Brd of Regt Hsg Rev Univ FL (FGIC
            Insd).......................................... 5.500    07/01/28       5,092,066
    1,000   Florida St Correctional Privatization Commn Ctf
            Partn (MBIA Insd).............................. 5.375    08/01/14       1,082,330
    2,360   Florida St Correctional Privatization Commn Ctf
            Partn (MBIA Insd) (b).......................... 5.375    08/01/15       2,549,366
    3,000   Florida St Dept Trans.......................... 5.000    07/01/32       3,147,030
    6,000   Florida St Dept Trans Right of Way Ser A....... 5.250    07/01/21       6,575,760
    5,000   Florida St Dept Trans Tpk Rev Ser A............ 5.000    07/01/30       5,308,300
    1,500   Florida St Div Bd Fin Dept Gen Svc Rev Dept
            Envrnmtl Preservtn 2000 Ser A (AMBAC Insd)..... 5.000    07/01/11       1,528,380
    2,000   Florida St Div Bd Fin Dept Gen Svc Rev Dept
            Envrnmtl Preservtn 2000 Ser A (FGIC Insd)...... 5.250    07/01/12       2,101,800
    1,475   Florida St Tpk Auth Tpk Rev Dept Trans Ser B... 5.000    07/01/30       1,525,401
    1,635   Fort Myers, FL Util Rev Rfdg Ser A (FGIC
            Insd).......................................... 5.500    10/01/24       1,731,236
    3,500   Gainesville, FL Util Sys Rev Ser A (FSA
            Insd).......................................... 5.000    10/01/35       3,715,705
      460   Gainesville, FL Util Sys Rev (c)............... 8.125    10/01/14         519,524
      500   Gulf Breeze, FL Rev Loc Govt (FGIC Insd)....... 5.650    12/01/20         533,415
      730   Gulf Breeze, FL Rev Loc Govt (FGIC Insd)....... 5.750    12/01/20         784,013
    1,000   Gulf Breeze, FL Rev Loc Govt (FGIC Insd)....... 5.800    12/01/20       1,090,470
    5,500   Halifax Hosp Med Ctr FL Hosp Rev Impt Rfdg Ser
            A.............................................. 5.250    06/01/26       5,837,370
    2,000   Highlands Cnty, FL Hlth Fac Auth Rev Hosp
            Adventist Hlth Ser D (Prerefunded @
            11/15/13)...................................... 5.375    11/15/35       2,205,900
    2,000   Highlands Cnty, FL Hlth Fac Auth Rev Hosp
            Adventist Hlth Sys Ser C....................... 5.250    11/15/36       2,135,880
    3,000   Highlands Cnty, FL Hlth Fac Auth Rev Hosp
            Adventist/Sunbelt Ser A (Prerefunded @
            11/15/11)...................................... 6.000    11/15/31       3,348,960
      750   Hillsborough Cnty, FL Assmt Rev Capacity Assmt
            Spl (FSA Insd)................................. 5.000    03/01/15         790,755
      750   Hillsborough Cnty, FL Assmt Rev Capacity Assmt
            Spl (FSA Insd)................................. 5.000    09/01/15         790,755
   14,160   Hillsborough Cnty, FL Indl Dev Auth Hosp Rev
            Tampa Gen Hosp Proj (e)........................ 5.250    10/01/41      15,010,804

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY       VALUE
---------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$   2,500   Hillsborough Cnty, FL Ind Dev Tampa Gen Hosp
            Proj........................................... 5.000%   10/01/36   $   2,598,000
    1,000   Hillsborough Cnty, FL Indl Dev Tampa Gen Hosp
            Proj Ser B..................................... 5.250    10/01/28       1,055,970
    1,000   Hillsborough Cnty, FL Indl Dev Tampa Gen Hosp
            Proj Ser B..................................... 5.250    10/01/34       1,051,030
    1,000   Hillsborough Cnty, FL Port Dist Rev Tampa Port
            Auth Proj Ser A (MBIA Insd) (AMT).............. 5.375    06/01/27       1,065,780
    1,380   Hollywood, FL Cmnty Redev Agy Beach Cra........ 5.625    03/01/24       1,478,642
    2,000   Hollywood, FL Wtr & Swr Rev Impt & Rfdg (FSA
            Insd).......................................... 5.000    10/01/21       2,144,080
    1,500   Jacksonville, FL Econ Dev Commn Indl Dev Rev
            Metro Pkg Solutions Proj (ACA Insd) (AMT)...... 5.500    10/01/30       1,611,960
    2,500   Jea, FL Elec Sys Rev Ser Three A (FSA Insd).... 5.000    10/01/41       2,628,175
    2,250   Jea, FL Wtr & Swr Sys Rev Ser A (MBIA Insd).... 5.375    10/01/30       2,264,063
    7,000   Lakeland, FL Elec & Wtr Rev (b) (c)............   *      10/01/13       5,428,430
    2,230   Lakeland, FL Elec & Wtr Rev (c)................ 5.750    10/01/19       2,445,864
    2,000   Lakeland, FL Hosp Sys Rev Lakeland Regl Hlth
            Sys (Prerefunded @ 11/15/12)................... 5.500    11/15/32       2,213,240
    1,000   Lee Cnty, FL Arpt Rev Ser A (FSA Insd) (AMT)... 5.750    10/01/22       1,076,850
    1,250   Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
            Multi-Cnty Pgm Ser A (GNMA Collateralized)
            (AMT).......................................... 5.000    03/01/39       1,277,525
    1,000   Leesburg, FL Hosp Rev Leesburg Regl Med Ctr
            Proj........................................... 5.500    07/01/32       1,048,190
    3,200   Leesburg, FL Util Rev (FGIC Insd).............. 5.000    10/01/34       3,378,944
    1,600   Manatee Cnty, FL Pub Util Rev Impt & Rfdg (MBIA
            Insd).......................................... 5.125    10/01/21       1,728,336
      650   Marion Cnty, FL Hosp Dist Rev Hlth Sys Munroe
            Reg Impt & Rfdg................................ 5.500    10/01/29         675,883
    2,135   Marion Cnty, FL Sch Brd Ctf (FSA Insd)......... 5.250    06/01/19       2,311,799
    1,460   Miami Beach, FL Stormwtr Rev (FGIC Insd) (b)... 5.750    09/01/14       1,580,669
    1,045   Miami Beach, FL Stormwtr Rev (FGIC Insd)....... 5.750    09/01/15       1,130,711
    2,000   Miami-Dade Cnty, FL Aviation Ser A (FSA Insd)
            (AMT).......................................... 5.000    10/01/33       2,065,000
    4,000   Miami-Dade Cnty, FL Aviation Rev Miami Intl
            Arpt Ser A (CIFG Insd) (AMT)................... 5.000    10/01/38       4,169,280
    3,000   Miami-Dade Cnty, FL Aviation Rev Miami Intl
            Arpt (FGIC Insd) (AMT)......................... 5.375    10/01/32       3,173,520
      870   Miami-Dade Cnty, FL Aviation Rev Miami Intl
            Arpt Ser B (FGIC Insd)......................... 5.450    10/01/15         926,646
    3,000   Miami-Dade Cnty, FL Aviation Rev Miami Intl
            Arpt Ser B (FGIC Insd)......................... 5.750    10/01/29       3,240,210
    2,000   Miami-Dade Cnty, FL Ed Fac Auth Rev Ser A
            (AMBAC Insd)................................... 5.750    04/01/29       2,150,040

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY       VALUE
---------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$   2,000   Miami-Dade Cnty, FL Pub Fac Rev Jackson Hlth
            Sys Ser A (MBIA Insd).......................... 5.000%   06/01/31   $   2,113,500
    5,000   Miami-Dade Cnty, FL Sch Brd Ctf Partn Ser A
            (AMBAC Insd)................................... 5.000    11/01/25       5,338,650
    3,860   North Broward, FL Hosp Dist Rev (Prerefunded @
            01/15/11)...................................... 6.000    01/15/31       4,250,748
      390   North Broward, FL Hosp Dist Rev Impt........... 6.000    01/15/31         418,646
    1,000   Orange Cnty, FL Cap Rev Impt & Rfdg (AMBAC
            Insd)..........................................   *      10/01/12         801,270
    1,000   Orange Cnty, FL Cap Rev Impt & Rfdg (AMBAC
            Insd)..........................................   *      10/01/13         770,770
       20   Orange Cnty, FL Hlth Fac Auth Hosp Hlthcare Ser
            E (Prerefunded @ 10/01/09)..................... 6.000    10/01/26          21,483
      980   Orange Cnty, FL Hlth Fac Auth Hosp Hlthcare Ser
            E.............................................. 6.000    10/01/26       1,040,535
    1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando
            Regl Hlthcare Ser B............................ 5.125    11/15/39       1,054,370
    1,000   Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
            Mtg Hands Inc Proj Ser A (Acquired 06/19/95,
            Cost $1,000,000) (d)........................... 7.000    10/01/25       1,075,170
    1,000   Orange Cnty, FL Sales Tax Rev Rfdg Ser A (FGIC
            Insd).......................................... 5.125    01/01/20       1,072,460
    1,500   Orlando & Orange Cnty Expwy Auth FL Expwy Rev
            Jr Lien (FGIC Insd)............................ 5.000    07/01/28       1,537,920
    1,000   Osceola Cnty, FL Sch Brd Ctf Ser A (AMBAC
            Insd).......................................... 5.125    06/01/22       1,069,110
    2,000   Osceola Cnty, FL Sch Brd Ctf Ser A (AMBAC
            Insd).......................................... 5.250    06/01/27       2,133,220
    3,715   Palm Bay, FL Util Rev Sys Impt Ser A (FGIC
            Insd).......................................... 5.000    10/01/25       3,972,524
    1,000   Palm Beach Cnty, FL Sch Brd Ctf Partn Ser A
            (FSA Insd)..................................... 5.000    08/01/31       1,063,810
    1,000   Palm Beach Cnty, FL Sch Brd Ctf Partn Ser A
            (FGIC Insd) (Prerefunded @ 08/01/10)........... 5.875    08/01/21       1,087,820
    1,000   Palm Coast, FL Util Sys Rev (MBIA Insd)........ 5.250    10/01/21       1,088,070
    5,000   Pasco Cnty, FL Wtr & Swr Rev Rfdg (FSA Insd)... 5.000    10/01/36       5,322,300
    1,000   Pembroke Pines, FL Cons Util Sys Rev (FGIC
            Insd) (c)...................................... 6.250    09/01/11       1,079,060
    1,500   Pensacola, FL Arpt Rev Rfdg Ser A (MBIA Insd)
            (AMT).......................................... 6.000    10/01/12       1,583,715
    1,565   Pensacola, FL Arpt Rev Rfdg Ser A (MBIA Insd)
            (AMT).......................................... 6.125    10/01/18       1,660,262
      500   Polk Cnty, FL Sch Brd Ctf Partn Master Lease
            Ser A (FSA Insd)............................... 5.500    01/01/25         537,520
    1,000   Port Saint Lucie, FL Util Rev (MBIA Insd)...... 5.000    09/01/23       1,064,140

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY       VALUE
---------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$   1,000   Port Saint Lucie, FL Util Rev Impt & Rfdg Ser A
            (MBIA Insd).................................... 5.125%   09/01/27   $   1,020,160
    3,000   Port Saint Lucie, FL Util Rev Sys Rfdg Ser A
            (MBIA Insd).................................... 5.000    09/01/27       3,207,780
    1,000   Saint Johns Cnty, FL Indl Dev Auth Hlthcare
            Glenmoor Proj Ser A............................ 5.250    01/01/26       1,015,190
    1,500   Saint Johns Cnty, FL Indl Dev Auth Hlthcare
            Glenmoor Proj Ser A............................ 5.375    01/01/40       1,531,995
    2,000   Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
            Insd).......................................... 5.000    07/01/21       2,106,300
    1,000   Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
            Insd).......................................... 5.000    07/01/23       1,053,150
    1,420   Sebring, FL Wtr & Wastewtr Rev Rfdg (FGIC
            Insd).......................................... 5.250    01/01/19       1,534,196
    5,500   South FL Wtr Mgmt Dist Ctf (a)................. 5.000    10/01/31       5,855,960
    9,500   South FL Wtr Mgmt Dist Ctf (a)................. 5.000    10/01/36      10,099,070
    1,000   South Lake Cnty Hosp Dist FL South Lake Hosp
            Inc............................................ 6.375    10/01/28       1,116,320
    1,500   South Miami, FL Hlth Fac Auth Hosp Rev Baptist
            Hlth (AMBAC Insd).............................. 5.250    11/15/33       1,588,650
    1,000   Tallahassee, FL Hlth Fac Rev Tallahassee Mem
            Hlthcare Proj.................................. 6.375    12/01/30       1,077,290
    2,500   Tampa Bay Wtr FL A Regl Wtr Supply Auth Util
            Sys Rev Impt & Rfdg (FGIC Insd)................ 4.500    10/01/36       2,502,900
    1,750   Tampa, FL Hosp Rev Cap Impt H Lee Moffitt Ser
            A.............................................. 5.750    07/01/19       1,830,378
    1,800   Tampa, FL Hosp Rev Cap Impt H Lee Moffitt Ser
            A.............................................. 5.750    07/01/29       1,877,346
    5,150   Tampa-Hillsborough Cnty, FL Expwy Auth Rev
            (AMBAC Insd)................................... 5.000    07/01/25       5,522,963
    2,500   Village Ctr Cmnty Dev Dist FL Recreational Rev
            Ser A (MBIA Insd).............................. 5.125    11/01/36       2,678,600
    1,000   Village Ctr Cmnty Dev Dist FL Recreational Rev
            Ser A (MBIA Insd).............................. 5.200    11/01/25       1,065,940
    2,000   Village Ctr Cmnty Dev Dist FL Util Rev (MBIA
            Insd).......................................... 5.250    10/01/23       2,169,940
    1,000   Village Ctr Cmnty Dev Dist FL Util Rev (FGIC
            Insd) (c)...................................... 6.000    11/01/18       1,181,280
    1,000   Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
            Riddle Aero Ser A.............................. 5.750    10/15/29       1,043,680
    3,250   Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
            Riddle Rfdg (Radian Insd)...................... 5.000    10/15/35       3,396,640

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY       VALUE
---------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$   3,000   West Orange Hlthcare Dist FL Ser A............. 5.800%   02/01/31   $   3,187,560
      820   West Palm Beach, FL Cmnty Redev Agy
            Northwood--Cmnty Redev......................... 5.000    03/01/35         848,700
                                                                                -------------
                                                                                  333,218,308
                                                                                -------------
            PUERTO RICO  6.7%
    2,980   Childrens Tr Fd PR Tob Settlement Rev.......... 5.500    05/15/39       3,125,335
    2,855   Childrens Tr Fd PR Tob Settlement Rev.......... 5.625    05/15/43       3,008,713
    2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
            Rfdg Ser W..................................... 5.500    07/01/15       2,220,100
    4,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
            Rfdg Ser Y (FSA Insd).......................... 6.250    07/01/21       5,024,200
                                                                                -------------
                                                                                   13,378,348
                                                                                -------------
            U.S. VIRGIN ISLANDS  1.9%
    1,000   Virgin Islands Pub Fin Auth Rev Gross Rcpts
            Taxes Ln Nt Ser A (ACA Insd) (Prerefunded @
            10/01/10)...................................... 6.125    10/01/29       1,101,100
    1,500   Virgin Islands Pub Fin Auth Rev Gross Rcpt
            Taxes Ln Nt Ser A.............................. 6.375    10/01/19       1,651,935
    1,000   Virgin Islands Pub Fin Auth Rev Gross Rcpt
            Taxes Ln Nt Ser A (Prerefunded @ 10/01/10)
            (g)............................................ 6.500    10/01/24       1,111,970
                                                                                -------------
                                                                                    3,865,005
                                                                                -------------
TOTAL INVESTMENTS  174.7%
  (Cost $330,700,022)........................................................     350,461,661
LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO
  SECURITIES HELD  (15.7%)
  (Cost ($31,590,000))
  (31,590)  Notes with interest rates of 3.600% at October 31, 2006 and contractual maturities of collateral ranging from 2034 to 2041
            (see Note 1) (f).................................................     (31,590,000)
                                                                                -------------
TOTAL NET INVESTMENTS  159.0%
  (Cost $299,110,022)........................................................     318,871,661

LIABILITIES IN EXCESS OF OTHER ASSETS  (6.0%)................................     (12,069,399)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (53.0%)..................    (106,240,186)
                                                                                -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $ 200,562,076
                                                                                =============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) Security purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2006 continued

(b) The Trust owns 100% of the outstanding bond issuance.

(c) Escrowed to Maturity

(d) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 15% of net assets applicable to common shares.

(e) Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(f) Floating rate notes. The Interest rates shown reflect the rates in effect at October 31, 2006.

(g) All or a portion of this security has been physically segregated in connection with open futures contracts.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

SWAP AGREEMENTS OUTSTANDING AS OF OCTOBER 31, 2006:

INTEREST RATE SWAP

                                               PAY/
                                             RECEIVE                          NOTIONAL    UNREALIZED
                                             FLOATING   FIXED    EXPIRATION    AMOUNT    APPRECIATION/
COUNTERPARTY           FLOATING RATE INDEX     RATE      RATE       DATE       (000)     DEPRECIATION
JP Morgan Chase Bank,  USD-BMA Municipal
  N.A.                   Swap Index          Receive    4.096%    12/15/26     $6,300      $(185,155)
                                                                                           ---------

FUTURES CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
SHORT CONTRACTS                                               CONTRACTS    DEPRECIATION
U.S. Treasury Notes 10-Year Futures, December 2006 (Current
  Notional Value of $108,219 per contract)..................     259         $(189,905)
U.S. Treasury Bonds Futures, December 2006 (Current Notional
  Value of $112,656 per contract)...........................     185          (376,062)
                                                                 ---         ---------
                                                                 444         $(565,967)
                                                                 ===         =========

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2006

ASSETS:
Total Investments (Cost $330,700,022).......................  $350,461,661
Receivables:
  Interest..................................................     4,095,483
  Investments Sold..........................................     2,137,644
Other.......................................................         9,101
                                                              ------------
    Total Assets............................................   356,703,889
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    15,656,003
  Floating Rate Note Obligations............................    31,590,000
  Custodian Bank............................................     1,179,249
  Variation Margin on Futures...............................       260,156
  Investment Advisory Fee...................................       142,332
  Income Distributions--Common Shares.......................        18,300
  Other Affiliates..........................................        11,995
Trustees' Deferred Compensation and Retirement Plans........       729,914
Swap Contracts..............................................       185,155
Accrued Expenses............................................       128,523
                                                              ------------
    Total Liabilities.......................................    49,901,627
Preferred Shares (including accrued distributions)..........   106,240,186
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $200,562,076
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($200,562,076 divided by
  11,711,732 shares outstanding)............................  $      17.12
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,711,732 shares issued and
  outstanding)..............................................  $    117,117
Paid in Surplus.............................................   181,662,111
Net Unrealized Appreciation.................................    19,010,517
Accumulated Undistributed Net Investment Income.............       248,836
Accumulated Net Realized Loss...............................      (476,505)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................   200,562,076
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 4,240 issued with liquidation preference of
  $25,000 per share)........................................  $106,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $306,562,076
                                                              ============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2006

INVESTMENT INCOME:
Interest....................................................  $15,023,248
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,669,548
Preferred Share Maintenance.................................      306,033
Trustees' Fees and Related Expenses.........................      103,563
Professional Fees...........................................       89,715
Accounting and Administrative Expenses......................       65,095
Reports to Shareholders.....................................       43,009
Transfer Agent Fees.........................................       27,994
Custody.....................................................       25,515
Registration Fees...........................................       19,872
Interest and Residual Trust Expense.........................      104,412
Other.......................................................       57,844
                                                              -----------
    Total Expenses..........................................    2,512,600
    Less Credits Earned on Cash Balances....................          159
                                                              -----------
    Net Expenses............................................    2,512,441
                                                              -----------
NET INVESTMENT INCOME.......................................  $12,510,807
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   964,826
  Futures...................................................      166,631
  Swap Contracts............................................     (257,419)
                                                              -----------
Net Realized Gain...........................................      874,038
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   16,680,494
                                                              -----------
  End of the Period:
    Investments.............................................   19,761,639
    Futures.................................................     (565,967)
    Swap Contracts..........................................     (185,155)
                                                              -----------
                                                               19,010,517
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,330,023
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,204,061
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(3,718,689)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $11,996,179
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE            FOR THE
                                                               YEAR ENDED         YEAR ENDED
                                                            OCTOBER 31, 2006   OCTOBER 31, 2005
                                                            -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $ 12,510,807       $  5,676,723
Net Realized Gain.........................................         874,038            302,840
Net Unrealized Appreciation/Depreciation During the
  Period..................................................       2,330,023         (2,632,771)

Distributions to Preferred Shareholders:
  Net Investment Income...................................      (3,599,697)        (1,299,436)
  Net Realized Gain.......................................        (118,992)               -0-
                                                              ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations..............................................      11,996,179          2,047,356

Distributions to Common Shareholders:
  Net Investment Income...................................      (9,036,383)        (4,583,910)
  Net Realized Gain.......................................        (424,354)               -0-
                                                              ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES...................................       2,535,442         (2,536,554)

FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Acquired Through Merger.......             -0-        103,906,391
                                                              ------------       ------------
TOTAL INCREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES..................................................       2,535,442        101,369,837
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...................................     198,026,634         96,656,797
                                                              ------------       ------------
End of the Period (Including accumulated undistributed net
  investment income of $60,408 and $152,317,
  respectively)...........................................    $200,562,076       $198,026,634
                                                              ============       ============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED OCTOBER 31
                                             -----------------------------------------------
                                              2006      2005      2004      2003      2002
                                             -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $ 16.91   $ 17.37   $ 17.16   $ 17.79   $ 17.69
                                             -------   -------   -------   -------   -------
  Net Investment Income....................     1.07(a)    1.01     1.05      1.10      1.20
  Net Realized and Unrealized Gain/Loss....      .27      (.42)      .57       .04       .12
  Common Share Equivalent of Distributions
  Paid to Preferred Shareholders:
    Net Investment Income..................     (.31)     (.23)     (.11)     (.04)     (.14)
    Net Realized Gain......................     (.01)      -0-      (.01)     (.07)     (.02)
                                             -------   -------   -------   -------   -------
Total From Investment Operations...........     1.02       .36      1.50      1.03      1.16
Distributions Paid to Common Shareholders:
    Net Investment Income..................     (.77)     (.82)    (1.03)    (1.10)     (.97)
    Net Realized Gain......................     (.04)      -0-      (.26)     (.56)     (.09)
                                             -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD.............  $ 17.12   $ 16.91   $ 17.37   $ 17.16   $ 17.79
                                             =======   =======   =======   =======   =======

Common Share Market Price at End of the
  Period...................................  $ 14.85   $ 14.52   $ 15.64   $ 16.32   $ 15.80
Total Return (b)...........................    8.03%    -1.97%     3.71%    14.37%    11.63%
Net Assets Applicable to Common Shares at
  End of the Period (In millions)..........  $ 200.6   $ 198.0   $  96.7   $  95.4   $  98.9
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c)..........    1.27%     1.54%     1.44%     1.43%     1.52%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (c)......................................    6.33%     5.85%     6.16%     6.33%     6.84%
Portfolio Turnover.........................      39%       15%       14%       25%       33%

SUPPLEMENTAL RATIOS:
Ratio of Expenses (Excluding Interest and
  Residual Trust Expenses) to Average Net
  Assets Applicable to Common Shares (c)...    1.22%     1.54%     1.44%     1.43%     1.52%
Ratio of Expenses (Excluding Interest and
  Residual Trust Expenses) to Average Net
  Assets Including Preferred Shares (c)....     .79%      .97%      .90%      .91%      .96%
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (c)...........     .83%      .97%      .90%      .91%      .96%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d)......................................    4.51%     4.51%     5.51%     6.11%     6.05%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........    4,240     4,240     2,240     2,240     2,240
Asset Coverage Per Preferred Share (e).....  $72,359   $71,725   $68,169   $67,613   $69,188
Involuntary Liquidating Preference Per
  Preferred Share..........................  $25,000   $25,000   $25,000   $25,000   $25,000
Average Market Value Per Preferred Share...  $25,000   $25,000   $25,000   $25,000   $25,000

(a)Based on average shares outstanding.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Florida Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida state intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2006, the Trust had $15,656,003 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2006, the Trust had an

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

accumulated capital loss carryforward for tax purposes of $248,081, which will expire on October 31, 2014.

    At October 31, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $298,699,638
                                                              ============
Gross tax unrealized appreciation...........................  $ 20,184,485
Gross tax unrealized depreciation...........................       (12,462)
                                                              ------------
Net tax unrealized appreciation on investments..............    20,172,023
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                                 2006           2005
Distributions paid from:
  Ordinary income...........................................          -0-    $   21,317
  Tax exempt income.........................................  $12,472,921     5,819,298
  Long-term capital gain....................................      543,346           -0-
                                                              -----------    ----------
                                                              $13,016,267    $5,840,615
                                                              ===========    ==========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2006 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences of $36,123 and $2,654 relating to merger costs which are not deductible for tax purposes and excise tax, respectively, were reclassified from accumulated undistributed net investment income to paid in surplus. Additionally, a permanent book and tax difference of $5,413 relating to book to tax accretion differences was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................         -0-
Undistributed tax exempt income.............................    $735,456
Undistributed long-term capital gain........................         -0-

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains recognized on securities for tax purposes but not for book purposes and gains and losses recognized for tax purposes on open futures transactions on October 31, 2006.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

F. EXPENSE REDUCTION During the year ended October 31, 2006, the Trust's custody fee was reduced by $159 as a result of credits earned on cash balances.

G. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Trust enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate securities. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The Trust enters into shortfall agreements with the dealer trusts, which commit the Trust to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Trust, thereby collapsing the dealer trusts. The Trust accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Trust's investments assets, and the related floating rate notes reflected as Trust liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" in the Trust's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At October 31, 2006, Trust investments with a value of $44,010,100 are held by the dealer trusts and serve as collateral for the $31,590,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at October 31, 2006 are presented on the Portfolio of Investments.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets including preferred shares of the Trust. Effective December 1, 2006, the Adviser has agreed to waive investment advisory fees equal to .10% of the average daily net assets including preferred shares of the Trust. This waiver is voluntary and can be discontinued at any time.

    For the year ended October 31, 2006, the Trust recognized expenses of approximately $17,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended October 31, 2006, the Trust recognized expenses of approximately $50,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, as well as, the salary, benefits and related costs of the CCO and related support staff paid by

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the years ended October 31, 2006 and 2005, transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2006    OCTOBER 31, 2005
Beginning Shares........................................     11,711,732           5,563,438
Shares Issued Through Merger............................            -0-           6,148,294
                                                             ----------          ----------
Ending Shares...........................................     11,711,732          11,711,732
                                                             ==========          ==========

    On October 28, 2005, the Trust acquired all of the assets and liabilities of the Van Kampen Florida Quality Municipal Trust (ticker symbol VFM) through a tax free reorganization approved by VFM shareholders on October 21, 2005. The Trust issued 6,148,294 common shares with a net asset value of $103,906,391 and 2,000 Auction Preferred Shares (APS) with a liquidation value of $50,000,000 in exchange for VFM net assets. The shares of VFM were converted into Trust shares at a ratio of 0.943077 to 1 and 1 to 1, for common shares and APS, respectively. Included in these net assets was a deferred compensation balance of $180,185 and a deferred pension balance of $72,512. Net unrealized appreciation of VFM as of October 28, 2005 was $7,666,315. The Trust assumed VFM's book to tax accretion differences, which resulted in a $116,833 increase to accumulated undistributed net investment income and a corresponding decrease to net unrealized appreciation. Combined net assets applicable to common shares on the day of reorganization were $197,913,241 and combined net assets including preferred shares were $303,913,241. The Trust incurred merger expenses of $244,440, which represent costs related to preparation, printing and distribution of the Proxy Statement/Prospectus, Reorganization Agreement and registration statements as well as legal, audit and filing fees.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $161,923,547 and $119,752,433, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Trust's effective maturity and duration. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2006 were as follow:

                                                              CONTRACTS
Outstanding as of October 31, 2005..........................      218
Futures Opened..............................................    1,934
Futures Closed..............................................   (1,708)
                                                               ------
Outstanding as of October 31, 2006..........................      444
                                                               ======

B. INTEREST RATE SWAPS The Trust may enter into forward interest rate swap transactions intended to help the Trust manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Trust's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Trust's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Trust a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Trust's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

decreases. The Trust may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Trust intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Trust upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

C. INVERSE FLOATING RATE INVESTMENTS The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Trust's portfolio securities. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

6. PREFERRED SHARES

The Trust has outstanding 4,240 APS in two series. Series A contains 2,240 shares while Series B contains 2,000 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on October 31, 2006 was 3.550%. During the year ended October 31, 2006, the rates ranged from 2.650% to 5.125%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006 continued

8. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Trust's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade Florida Municipals

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Florida Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Florida Municipals as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
January 11, 2007

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

DIVIDEND REINVESTMENT PLAN

    The dividend reinvestment plan offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of your trust. Under the plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of your trust, allowing you to potentially increase your investment over time.

PLAN BENEFITS

    - ADD TO YOUR ACCOUNT

      You may increase your shares in your trust easily and automatically with the dividend reinvestment plan.

    - LOW TRANSACTION COSTS

      Shareholders who participate in the plan are able to buy shares at below-market prices when the trust is trading at a premium to its net asset value. In addition, transaction costs are low because when new shares are issued by the trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

    - CONVENIENCE

      You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account.

    - SAFEKEEPING

      Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping, which provides added protection against loss, theft, or inadvertent destruction of certificates. However, you may request that a certificate representing your reinvested shares be issued to you.

HOW DOES THE PLAN WORK?

    If you choose to participate in the plan, your dividends and capital gains distributions will be promptly reinvested for you, automatically increasing your shares. If your trust is trading at a share price that is equal to its net asset value (NAV), you'll pay that amount for your reinvested shares. However, if your trust is trading above or below its NAV, the price is determined by one of two ways:

       1. PREMIUM If your trust is trading at a premium -- a market price that is higher than its NAV -- you'll pay either the NAV or 95 percent of the market price, whichever is greater. When your trust trades at a premium, you'll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

       2. DISCOUNT If your trust is trading at a discount -- a market price that is lower than its NAV -- you'll pay the market price for your reinvested shares.

HOW TO PARTICIPATE IN THE PLAN

    If you own shares in your own name, you can participate directly in the plan. If your shares are held in "street name" -- in the name of your brokerage firm, bank, or other financial institution -- you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the plan.

    If you choose to participate in the plan, whenever your trust declares a dividend or capital gains distribution, it will be invested in additional shares of your trust that are purchased on the open market.

HOW TO ENROLL

    To enroll in the Dividend Reinvestment Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                 P.O. Box 43011
                           Providence, RI 02940-3011

    Please include your trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the "record date," which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the plan will begin with the following dividend or distribution.

COSTS OF THE PLAN

    There is no direct charge to you for reinvesting dividends and capital gains distributions because the plan's fees are paid by your trust. If your trust is trading at or above its NAV, your new shares are issued directly by the trust and there are no brokerage charges or commissions. However, if your trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any brokerage commissions. These brokerage commissions are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

TAX IMPLICATIONS

    The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

HOW TO WITHDRAW FROM THE PLAN

    To withdraw from the Dividend Reinvestment Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                 P.O. Box 43011
                           Providence, RI 02940-3011

    All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have two choices for receiving your shares:

    - CERTIFICATE

    We will issue a certificate for the full shares and send you a check for any fractional shares without a charge.

    - CHECK

    We will sell all full and fractional shares and send the proceeds to your address of record after deducting brokerage commissions and a $2.50 service fee.

    The Trust and Computershare Trust Company, N.A. may amend or terminate the plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by your trust.

    TO OBTAIN A COMPLETE COPY OF THE DIVIDEND REINVESTMENT PLAN, PLEASE CALL OUR CLIENT RELATIONS DEPARTMENT AT 800-341-2929 OR VISIT VANKAMPEN.COM.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111


TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2006. The Trust designated 100% of the income distributions as a tax-exempt income distribution. The Trust designated and paid $543,346 as a long-term capital distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2006, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Linda Hutton Heagy........................................  10,403,404            522,355
Wayne W. Whalen...........................................  10,408,252            517,507

With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer................................................   3,223                -0-

The other trustees of the Trust whose terms did not expire in 2006 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein and Suzanne H. Woolsey.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Trust generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)              Trustee      Trustee     Chairman and Chief             71       Trustee/Director/Managing
Blistex Inc.                                 since 1992  Executive Officer of                    General Partner of funds
1800 Swift Drive                                         Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                      health care products
                                                         manufacturer. Director of
                                                         the Heartland Alliance, a
                                                         nonprofit organization
                                                         serving human needs based
                                                         in Chicago. Director of
                                                         St. Vincent de Paul
                                                         Center, a Chicago based
                                                         day care facility serving
                                                         the children of low
                                                         income families. Board
                                                         member of the Illinois
                                                         Manufacturers'
                                                         Association.

Jerry D. Choate (68)            Trustee      Trustee     Prior to January 1999,         71       Trustee/Director/Managing
33971 Selva Road                             since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                                Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                     Allstate Corporation                    Director of Amgen Inc., a
                                                         ("Allstate") and Allstate               biotechnological company,
                                                         Insurance Company. Prior                and Director of Valero
                                                         to January 1995,                        Energy Corporation, an
                                                         President and Chief                     independent refining
                                                         Executive Officer of                    company.
                                                         Allstate. Prior to August
                                                         1994, various management
                                                         positions at Allstate.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)               Trustee      Trustee     President of CAC, L.L.C.,      71       Trustee/Director/Managing
CAC, L.L.C.                                  since 1992  a private company                       General Partner of funds
4350 LaJolla Village Drive                               offering capital                        in the Fund Complex.
Suite 980                                                investment and management               Director of Quidel
San Diego, CA 92122-6223                                 advisory services. Prior                Corporation, Stericycle,
                                                         to February 2001, Vice                  Inc., Ventana Medical
                                                         Chairman and Director of                Systems, Inc., and GATX
                                                         Anixter International,                  Corporation, and Trustee
                                                         Inc., a global                          of The Scripps Research
                                                         distributor of wire,                    Institute. Prior to
                                                         cable and communications                January 2005, Trustee of
                                                         connectivity products.                  the University of Chicago
                                                         Prior to July 2000,                     Hospitals and Health
                                                         Managing Partner of                     Systems. Prior to April
                                                         Equity Group Corporate                  2004, Director of
                                                         Investment (EGI), a                     TheraSense, Inc. Prior to
                                                         company that makes                      January 2004, Director of
                                                         private investments in                  TeleTech Holdings Inc.
                                                         other companies.                        and Arris Group, Inc.
                                                                                                 Prior to May 2002,
                                                                                                 Director of Peregrine
                                                                                                 Systems Inc. Prior to
                                                                                                 February 2001, Director
                                                                                                 of IMC Global Inc. Prior
                                                                                                 to July 2000, Director of
                                                                                                 Allied Riser
                                                                                                 Communications Corp.,
                                                                                                 Matria Healthcare Inc.,
                                                                                                 Transmedia Networks,
                                                                                                 Inc., CNA Surety, Corp.
                                                                                                 and Grupo Azcarero Mexico
                                                                                                 (GAM).

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)         Trustee      Trustee     Managing Partner of            71       Trustee/Director/Managing
Heidrick & Struggles                         since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                   executive search firm.                  in the Fund Complex.
Suite 7000                                               Trustee on the University
Chicago, IL 60606                                        of Chicago Hospitals
                                                         Board, Vice Chair of the
                                                         Board of the YMCA of
                                                         Metropolitan Chicago and
                                                         a member of the Women's
                                                         Board of the University
                                                         of Chicago. Prior to
                                                         1997, Partner of Ray &
                                                         Berndtson, Inc., an
                                                         executive recruiting
                                                         firm. Prior to 1996,
                                                         Trustee of The
                                                         International House
                                                         Board, a fellowship and
                                                         housing organization for
                                                         international graduate
                                                         students. Prior to 1995,
                                                         Executive Vice President
                                                         of ABN AMRO, N.A., a bank
                                                         holding company. Prior to
                                                         1990, Executive Vice
                                                         President of The Exchange
                                                         National Bank.

R. Craig Kennedy (54)           Trustee      Trustee     Director and President of      71       Trustee/Director/Managing
1744 R Street, NW                            since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                     of the United States, an                in the Fund Complex.
                                                         independent U.S.
                                                         foundation created to
                                                         deepen understanding,
                                                         promote collaboration and
                                                         stimulate exchanges of
                                                         practical experience
                                                         between Americans and
                                                         Europeans. Formerly,
                                                         advisor to the Dennis
                                                         Trading Group Inc., a
                                                         managed futures and
                                                         option company that
                                                         invests money for
                                                         individuals and
                                                         institutions. Prior to
                                                         1992, President and Chief
                                                         Executive Officer,
                                                         Director and member of
                                                         the Investment Committee
                                                         of the Joyce Foundation,
                                                         a private foundation.

Howard J Kerr (71)              Trustee      Trustee     Prior to 1998, President       71       Trustee/Director/Managing
14 Huron Trace                               since 1992  and Chief Executive                     General Partner of funds
Galena, IL 61036                                         Officer of Pocklington                  in the Fund Complex.
                                                         Corporation, Inc., an                   Director of the Lake
                                                         investment holding                      Forest Bank & Trust.
                                                         company. Director of the
                                                         Marrow Foundation.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (70)             Trustee      Trustee     President of Nelson            71       Trustee/Director/Managing
423 Country Club Drive                       since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                    Services, Inc., a                       in the Fund Complex.
                                                         financial planning
                                                         company and registered
                                                         investment adviser in the
                                                         State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc.,
                                                         a member of the NASD,
                                                         Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities
                                                         Rulemaking Board.
                                                         President of Nelson Sales
                                                         and Services Corporation,
                                                         a marketing and services
                                                         company to support
                                                         affiliated companies.

Hugo F. Sonnenschein (66)       Trustee      Trustee     President Emeritus and         71       Trustee/Director/Managing
1126 E. 59th Street                          since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                        University of Chicago and               in the Fund Complex.
                                                         the Adam Smith                          Director of Winston
                                                         Distinguished Service                   Laboratories, Inc.
                                                         Professor in the
                                                         Department of Economics
                                                         at the University of
                                                         Chicago. Prior to July
                                                         2000, President of the
                                                         University of Chicago.
                                                         Trustee of the University
                                                         of Rochester and a member
                                                         of its investment
                                                         committee. Member of the
                                                         National Academy of
                                                         Sciences, the American
                                                         Philosophical Society and
                                                         a fellow of the American
                                                         Academy of Arts and
                                                         Sciences.

Suzanne H. Woolsey, Ph.D. (65)  Trustee      Trustee     Chief Communications           71       Trustee/Director/Managing
815 Cumberstone Road                         since 2003  Officer of the National                 General Partner of funds
Harwood, MD 20776                                        Academy of                              in the Fund Complex.
                                                         Sciences/National                       Director of Fluor Corp.,
                                                         Research Council, an                    an engineering,
                                                         independent, federally                  procurement and
                                                         chartered policy                        construction
                                                         institution, from 2001 to               organization, since
                                                         November 2003 and Chief                 January 2004 and Director
                                                         Operating Officer from                  of Neurogen Corporation,
                                                         1993 to 2001. Director of               a pharmaceutical company,
                                                         the Institute for Defense               since January 1998.
                                                         Analyses, a federally
                                                         funded research and
                                                         development center,
                                                         Director of the German
                                                         Marshall Fund of the
                                                         United States, Director
                                                         of the Rocky Mountain
                                                         Institute and Trustee of
                                                         Colorado College. Prior
                                                         to 1993, Executive
                                                         Director of the
                                                         Commission on Behavioral
                                                         and Social Sciences and
                                                         Education at the National
                                                         Academy of
                                                         Sciences/National
                                                         Research Council. From
                                                         1980 through 1989,
                                                         Partner of Coopers &
                                                         Lybrand.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Wayne W. Whalen* (67)         Trustee      Trustee     Partner in the law firm        71       Trustee/Director/Managing
333 West Wacker Drive                      since 1992  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (53)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                            since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (52)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4QA                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
TRUSTEE AND OFfiCER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS


Amy R. Doberman (44)          Vice President           Officer     Managing Director and General Counsel - U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

John L. Sullivan (51)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1998  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (38)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2006  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and of Funds in the Fund
                                                                   Complex from January 2005 to August 2005 and since September
                                                                   2006.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 29, 2006, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Trust's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Trust for Investment Grade Florida Municipals

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Trust for Investment Grade Florida Municipals

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

                                                           (continued on back)

  Van Kampen Trust for Investment Grade Florida Municipals

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                  VTFANR 12/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03472P-Y10/06

                                   APPENDIX E
                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      i.    General.

      1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

      -     Approval of financial statements, director and auditor reports.

      -     General updating/corrective amendments to the charter.

      - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6. Proposals to require the company to expense stock options will be supported.

7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1. The following proposals generally will be supported:

      - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

      - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

      (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

      (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

      (c) A direct conflict exists between the interests of the nominee and the public shareholders;

      (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

      (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

      (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii. Auditors

      1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the fees paid to auditors are excessive. Generally, to determine if such fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

      2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

      3.    Proposals to indemnify auditors will not be supported.

      iv.   Anti-Takeover Matters

      1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

      2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail;
            (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and
            (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1.    The following proposals generally will be supported:

            - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

            - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            -     Proposals for share repurchase plans.

            - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            -     Proposals to effect stock splits.

            - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      2. The following proposals generally will not be supported (notwithstanding management support).

            - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

            -     Proposals to create "blank check" preferred stock.

            - Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1.    The following proposals generally will be supported:

            - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

            - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

            - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

            - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

      2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

      3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

      4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

      2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

      i.    Corporate Transactions

            - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

                  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported where there is no portfolio manager objection and where there is no material conflict of interest and in those instances will not need to be reviewed by the Proxy Review Committee.

      ii.   Compensation

            - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

            - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

            - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      iii.  Other

            -     Proposals for higher dividend payouts.

            - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

            - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

            - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

            - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV. ADMINISTRATION OF POLICY

A. PROXY REVIEW COMMITTEE

      1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

            (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

            1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

            2. A material conflict of interest could exist in the following situations, among others:

            (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

            (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

            (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C. PROXY VOTING REPORTS

            (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

            (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                   APPENDIX F
                         PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of Van Kampen Trust for Investment Grade Florida Municipals and Van Kampen Trust for Investment Grade Municipals. The statements are presented as of October 31, 2006, the most recent interim period for which financial information is currently available.


The unaudited Pro Forma Portfolio of Investments and Pro Forma Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on October 31, 2006. The Pro Forma Statement of Operations reflects the expenses for the twelve months ended October 31, 2006. The pro forma statements give effect to the proposed exchange of Van Kampen Trust for Investment Grade Municipals shares for the assets and liabilities of the Van Kampen Trust for Investment Grade Florida Municipals, with Van Kampen Trust for Investment Grade Municipals being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Van Kampen Trust for Investment Grade Municipals will sell any securities of Van Kampen Trust for Investment Grade Florida Municipals acquired in the reorganization other than in the ordinary course of business.

            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                October 31, 2006
                                   (Unaudited)

                         PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT    AMOUNT                                                                MARKET        MARKET       MARKET
  (000)       (000)       (000)     DESCRIPTION                           COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  ----------  -----------                           ------   --------  ------------ ------------  ------------
                                    MUNICIPAL BONDS 173.4%
                                    ALABAMA 3.6%
            $    3,660  $    3,660  Alabama St Brd Ed Rev & Impt Southn
                                    Univ St Cmnty Rfdg (MBIA Insd)
                                    (a)                                    5.250%  07/01/20               $  3,954,337  $  3,954,337
                   750         750  Birmingham Baptist Med Ctr AL
                                    Baptist Hlth Sys Ser A                 5.875   11/15/24                    806,047       806,047
                 7,700       7,700  Birmingham Baptist Med Ctr AL
                                    Baptist Hlth Sys Ser A                 5.000   11/15/30                  7,899,738     7,899,738
                 1,000       1,000  Jefferson Cnty, AL Ltd Oblig Sch Wt
                                    Ser A                                  5.000   01/01/24                  1,048,700     1,048,700
                 2,250       2,250  Jefferson Cnty, AL Ltd Oblig Sch Wt
                                    Ser A                                  5.250   01/01/23                  2,408,423     2,408,423
                 7,710       7,710  University AL at Birmingham Hosp Rev
                                    Ser A (c)                              5.000   09/01/36                  8,028,705     8,028,705
                 9,840       9,840  University AL at Birmingham Hosp Rev
                                    Ser A (c)                              5.000   09/01/41                 10,209,460    10,209,460
                                                                                             ------------ ------------  ------------
                                                                                                        0   34,355,410    34,355,410
                                                                                             ------------ ------------  ------------
                                    ALASKA 1.7%
                 2,000       2,000  Alaska St Hsg Fin Corp Gen Hsg Ser A
                                    (FGIC Insd)                            5.000   12/01/30                  2,103,740     2,103,740
                 1,250       1,250  Alaska St Hsg Fin Corp Gen Hsg Ser A
                                    (FGIC Insd)                            5.250   12/01/34                  1,341,350     1,341,350
                 3,650       3,650  Alaska St Intl Arpt Rev Ser B (AMBAC
                                    Insd) (Prerefunded @ 10/01/12)         5.250   10/01/27                  3,971,309     3,971,309
                 1,575       1,575  Matanuska-Susitna Boro, AK Ctf Partn
                                    Pub Safety Bldg Lease (FSA Insd)       5.750   03/01/16                  1,675,296     1,675,296
                 7,300       7,300  Northern Tob Securitization Corp Tob
                                    Settlement Rev Asset Bkd Ser A         5.000   06/01/46                  7,398,550     7,398,550
                                                                                             ------------ ------------  ------------
                                                                                                        0   16,490,245    16,490,245
                                                                                             ------------ ------------  ------------
                                    ARIZONA  3.6%
                 1,000       1,000  Arizona Hlth Fac Auth Hosp Sys Rev
                                    John C Lincoln Hlth Network
                                    (Prerefunded @ 12/01/12)               6.375   12/01/37                  1,153,960     1,153,960
                 4,225       4,225  Arizona Tourism & Sports Auth
                                    Multipurpose Stad Fac Ser A (MBIA
                                    Insd)                                  5.375   07/01/23                  4,603,053     4,603,053
                 6,075       6,075  Glendale, AZ Indl Dev Auth John C
                                    Lincoln Hlth Rfdg Ser B                5.000   12/01/37                  6,222,683     6,222,683
                 3,050       3,050  Glendale, AZ Indl Dev Auth Rfdg        5.000   12/01/35                  3,126,189     3,126,189
                 3,500       3,500  Maricopa Cnty, AZ Hosp Rev Sun Hlth
                                    Corp                                   5.000   04/01/35                  3,594,430     3,594,430
                 2,800       2,800  Phoenix, AZ Civic Impt Corp Arpt Rev
                                    Jr Lien (FGIC Insd) (AMT)              5.375   07/01/29                  2,827,412     2,827,412
                11,750      11,750  University of AZ Med Ctr Corp          5.000   07/01/35                 12,071,950    12,071,950
                                                                                             ------------ ------------  ------------
                                                                                                        0   33,599,677    33,599,677
                                                                                             ------------ ------------  ------------

                         PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT    AMOUNT                                                                MARKET        MARKET       MARKET
  (000)       (000)       (000)     DESCRIPTION                           COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  ----------  -----------                           ------   --------  ------------ ------------  ------------
                                    ARKANSAS 0.2%
            $    1,395  $    1,395  Washington Cnty, AR Hosp Rev Regl
                                    Med Ctr Rfdg Ser B                     5.000%  02/01/30             0 $  1,437,687  $  1,437,687
                                                                                             ------------ ------------  ------------
                                    CALIFORNIA 21.8%
                 1,300       1,300  Anaheim, CA Pub Fin Auth Lease Rev
                                    Pub Impt Proj Ser C (FSA Insd)         6.000   09/01/16                  1,525,186     1,525,186
                11,235      11,235  Anaheim, CA Pub Fin Auth Rev Eec Sys
                                    Dist Fac Ser A (FSA Insd)              5.000   10/01/31                 11,845,622    11,845,622
                 1,000       1,000  California Cnty, CA Tob Agy Tob Sec
                                    Asset Bkd Sonoma Cnty Corp Rfdg        5.250   06/01/45                  1,036,650     1,036,650
                 1,500       1,500  California Cnty, CA Tob Agy Tob Sec
                                    Asset Bkd Merced Cnty Rfdg Ser A       5.125   06/01/38                  1,541,880     1,541,880
                 1,660       1,660  California Cnty, CA Tob Agy Tob Sec
                                    Sonoma Cnty Corp Rfdg                  5.000   06/01/26                  1,698,894     1,698,894
                 7,800       7,800  California Ed Fac Auth Rev
                                    Pepperdine Univ Rfdg Ser A (FGIC
                                    Insd)                                  5.000   09/01/33                  8,154,354     8,154,354
                 1,200       1,200  California Hlth Fac Fin Auth Rev
                                    Kaiser Permanente Ser A                5.250   04/01/39                  1,279,812     1,279,812
                10,380      10,380  California Hlth Fac Fin Auth Rev
                                    Cedars Sinai Med Ctr Rfdg (c)          5.000   11/15/34                 10,818,209    10,818,209
                 1,500       1,500  California Pollutn Ctl Fin Auth
                                    Solid Waste Disp Rev Waste Mgmt Inc
                                    Proj Ser B (AMT)                       5.000   07/01/27                  1,547,490     1,547,490
                11,000      11,000  California St                          5.000   02/01/33                 11,512,930    11,512,930
                 7,345       7,345  California St (AMBAC Insd)             5.125   10/01/27                  7,504,607     7,504,607
                 1,350       1,350  California Statewide Cmnty Dev Auth
                                    Rev Daughters of Charity Hlth Ser
                                    A                                      5.000   07/01/39                  1,387,179     1,387,179
                 9,015       9,015  California Statewide Cmnty Dev Auth
                                    Rev Daughters of Charity Hlth Ser
                                    A                                      5.250   07/01/30                  9,528,404     9,528,404
                 3,000       3,000  California Statewide Cmnty Dev Auth
                                    Rev Hlth Fac Adventist Hlth Ser A      5.000   03/01/30                  3,116,850     3,116,850
                 3,750       3,750  California Statewide Cmnty Dev Auth
                                    Rev Hlth Fac Adventist Hlth Ser A      5.000   03/01/35                  3,888,900     3,888,900
                 2,300       2,300  California Statewide Cmnty Dev Auth
                                    Rev Kaiser Permanente Ser B            5.000   03/01/41                  2,392,943     2,392,943
                 4,000       4,000  California Statewide Cmnty Dev Auth
                                    Rev Kaiser Permanente Ser B            5.250   03/01/45                  4,254,880     4,254,880
                 3,360       3,360  California Statewide Cmnty Dev Auth
                                    Rev Sutter Hlth Ser A                  5.000   11/15/43                  3,521,482     3,521,482
                 1,000       1,000  California St Dept Wtr Res Ctr Vly
                                    Proj Rev Wtr Sys Ser X (FGIC
                                    Insd)                                  5.000   12/01/29                  1,047,710     1,047,710
                 6,500       6,500  California St Dept Wtr Res Pwr Ser A
                                    (AMBAC Insd) (Prerefunded @
                                    5/01/12)                               5.375   05/01/18                  7,167,225     7,167,225
                 2,000       2,000  California St Dept Wtr Res Pwr Ser A
                                    (Prerefunded @ 5/01/12)                6.000   05/01/15                  2,266,320     2,266,320

                         PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT    AMOUNT                                                                MARKET        MARKET       MARKET
  (000)       (000)       (000)     DESCRIPTION                           COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  ----------  -----------                           ------   --------  ------------ ------------  ------------
                                    CALIFORNIA (CONTINUED)
            $    1,000  $    1,000  California St Pub Wks Brd UCLA
                                    Replacement Hosp Ser A (FSA Insd)      5.375%  10/01/20               $  1,086,860  $  1,086,860
                 5,000       5,000  California St Rfdg                     5.000   08/01/28                  5,299,450     5,299,450
                 5,000       5,000  California St Univ Rev & Co
                                    Systemwide Ser A (AMBAC Insd)          5.000   11/01/33                  5,216,950     5,216,950
                 2,000       2,000  El Dorado, CA Irr Dist Ctf Ser A
                                    (FGIC Insd)                            5.000   03/01/21                  2,113,680     2,113,680
                 3,000       3,000  Florin, CA Res Consv Dist Cap Impt
                                    Elk Grove Wtr Svc Ser B (MBIA
                                    Insd)                                  5.000   03/01/33                  3,155,550     3,155,550
                 2,000       2,000  Florin, CA Res Consv Dist Cap Impt
                                    Elk Grove Wtr Svc Ser A (MBIA
                                    Insd)                                  5.000   09/01/33                  2,109,260     2,109,260
                 2,000       2,000  Foothill/Eastern Corridor Agy CA
                                    Toll Rd Rev Cap Apprec Rfdg (MBIA
                                    Insd)                                      *   01/15/17                  1,212,600     1,212,600
                10,750      10,750  Foothill/Eastern Corridor Agy CA
                                    Toll Rd Rev Sr Lien Ser A (e)              *   01/01/23                  5,386,717     5,386,717
                 3,000       3,000  Fremont, CA Uni Sch Dist Ser A (FGIC
                                    Insd)                                  5.000   08/01/25                  3,191,550     3,191,550
                 5,000       5,000  Golden St, CA Tob Corp CA Tob
                                    Settlement Rev Enhanced Ser A          5.000   06/01/45                  5,171,850     5,171,850
                22,000      22,000  Golden St Tob Sec Corp CA Tob
                                    Settlement Rev Ser A (FGIC Insd)
                                    (c)                                    5.000   06/01/38                 23,216,050    23,216,050
                 4,000       4,000  Los Angeles, CA Dept Wtr & Pwr Ser A
                                    (FGIC Insd)                            5.125   07/01/40                  4,185,640     4,185,640
                 2,000       2,000  Los Angeles, CA Wtr & Pwr Rev Pwr
                                    Sys Ser B (FSA Insd)                   5.000   07/01/28                  2,102,180     2,102,180
                 1,500       1,500  Metropolitan Wtr Dist Southn CA
                                    Wtrwks Rev Auth Ser B1 (FGIC
                                    Insd)                                  5.000   10/01/33                  1,576,395     1,576,395
                 3,500       3,500  Palm Springs, CA Fin Auth Lease Rev
                                    Convention Ctr Proj Ser A (MBIA
                                    Insd)                                  5.500   11/01/35                  3,893,365     3,893,365
                 3,000       3,000  Port Oakland, CA Ser M (FGIC
                                    Insd)                                  5.250   11/01/18                  3,255,720     3,255,720
                 2,000       2,000  Salinas, CA Uni High Sch Dist Ser A
                                    (MBIA Insd) (Prerefunded @
                                    6/01/12)                               5.000   06/01/27                  2,170,020     2,170,020
                 3,000       3,000  San Francisco, CA City & Cnty Pub
                                    Util Com Wtr Rev Ser A (MBIA
                                    Insd)                                  5.000   11/01/32                  3,165,180     3,165,180
                 3,000       3,000  San Francisco, CA City & Cnty Second
                                    Rfdg Ser Issue 29 B (FGIC Insd)        5.125   05/01/20                  3,203,010     3,203,010
                 1,000       1,000  Santa Clara Cnty, CA Brd Ed Ctf
                                    Partn Rfdg (MBIA Insd)                 5.000   04/01/25                  1,047,710     1,047,710
                 3,000       3,000  Temecula, CA Redev Agy Tax Temecula
                                    Redev Proj No 1 (MBIA Insd)            5.250   08/01/36                  3,129,480     3,129,480
                 4,700       4,700  Tobacco Sec Auth Northn CA Tob
                                    Settlement Rev Asset Bkd Ser A1        5.375   06/01/38                  4,930,206     4,930,206
                 3,550       3,550  Tobacco Sec Auth Northn CA Tob
                                    Settlement Rev Bd Ser A1               5.500   06/01/45                  3,754,977     3,754,977

                         PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT    AMOUNT                                                                MARKET        MARKET       MARKET
  (000)       (000)       (000)     DESCRIPTION                           COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  ----------  -----------                           ------   --------  ------------ ------------  ------------
                                    CALIFORNIA (CONTINUED)
            $    3,800  $    3,800  Tobacco Sec Auth Southn CA Tob
                                    Settlement Ser A                       5.000%  06/01/37               $  3,877,938  $  3,877,938
                 9,650       9,650  Tobacco Sec Auth Southn CA Tob
                                    Settlement Ser A                       5.125   06/01/46                  9,893,277     9,893,277
                 1,600       1,600  Turlock, CA Hlth Fac Rev Ctf Partn
                                    Emanuel Med Ctr Inc                    5.375   10/15/34                  1,686,480     1,686,480
                                                                                              ----------- ------------  ------------
                                                                                                        0  206,069,622   206,069,622
                                                                                              ----------- ------------  ------------
                                    COLORADO 3.6%
                 2,000       2,000  Aurora, CO Ctf Partn (AMBAC Insd)
                                    (Prerefunded @ 12/01/10)               5.500   12/01/30                  2,143,440     2,143,440
                 3,405       3,405  Colorado Ed & Cultural Fac Auth Rev
                                    Impt Charter Sch Rfdg (XLCA Insd)      5.250   12/01/23                  3,661,907     3,661,907
                 4,650       4,650  Colorado Ed & Cultural Fac Auth Rev
                                    Student Hsg Univ CO Fndtn Proj
                                    (AMBAC Insd)                           5.000   07/01/32                  4,839,162     4,839,162
                 5,500       5,500  Colorado Hlth Fac Auth Rev Adventist
                                    Hlth/Sunbelt Ser D (g)                 5.250   11/15/27                  5,892,150     5,892,150
                 2,000       2,000  Colorado Hlth Fac Auth Rev Catholic
                                    Hlth Initiatives Ser A (e)             5.500   03/01/32                  2,172,680     2,172,680
                 3,000       3,000  Colorado Hlth Fac Auth Rev Covenant
                                    Retirement Cmntys Inc                  5.000   12/01/35                  3,062,670     3,062,670
                 1,125       1,125  Colorado Hlth Fac Auth Rev Hosp
                                    Portercare Adventist Hlth
                                    (Prerefunded @ 11/15/11)               6.500   11/15/31                  1,280,992     1,280,992
                    16          16  Colorado Hsg Fin Auth Single Family
                                    Pgm Sr Ser B1 (AMT)                    7.650   11/01/26                     16,280        16,280
                 2,650       2,650  Colorado Springs, CO Util Rev Sys
                                    Sub Lien Impt Ser B                    5.000   11/15/30                  2,764,162     2,764,162
                 3,000       3,000  Colorado Springs, CO Util Rev Sys
                                    Sub Lien Impt Rfdg Ser A               5.000   11/15/29                  3,112,740     3,112,740
                 1,000       1,000  El Paso Cnty, CO Ctf Partn Detention
                                    Fac Proj Ser B (AMBAC Insd)            5.375   12/01/18                  1,087,340     1,087,340
                 1,805       1,805  Lakewood, CO Ctf Partn (AMBAC Insd)
                                    (Prerefunded @ 12/01/10) (a)           5.300   12/01/16                  1,924,383     1,924,383
                 1,500       1,500  University of CO Hosp Auth Rev Ser
                                    A                                      5.250   11/15/39                  1,576,110     1,576,110
                                                                                              ----------- ------------  ------------
                                                                                                        0   33,534,016    33,534,016
                                                                                              ----------- ------------  ------------
                                    CONNECTICUT  0.5%
                 3,580       3,580  Connecticut St Spl Oblig Pkg Rev
                                    Bradley Intl Arpt Ser A (ACA Insd)
                                    (AMT)                                  6.600   07/01/24                  3,919,456     3,919,456
                 1,000       1,000  Hartford, CT Pkg Sys Rev Ser A
                                    (Prerefunded @ 7/01/10)                6.500   07/01/25                  1,097,100     1,097,100
                                                                                              ----------- ------------  ------------
                                                                                                        0    5,016,556     5,016,556
                                                                                              ----------- ------------  ------------

                         PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT    AMOUNT                                                                MARKET        MARKET       MARKET
  (000)       (000)       (000)     DESCRIPTION                           COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  ----------  -----------                           ------   --------  ------------ ------------  ------------
                                    DELAWARE 0.1%
            $    1,000  $    1,000  Mashantucket Western Pequot Tribe
                                    Sub Spl Rev Bd Ser A (f)               5.500%  09/01/36             0 $  1,044,720  $  1,044,720
                                                                                             ------------ ------------  ------------
                                    DISTRICT OF COLUMBIA 0.8%
                 2,775       2,775  District of Columbia Hosp Rev
                                    Medlantic Hlthcare Rfdg Ser A (MBIA
                                    Insd) (e)                              5.250   08/15/12                  2,833,969     2,833,969
                 2,000       2,000  District of Columbia Rev Friendship
                                    Pub Charter Sch Inc (ACA Insd)         5.750   06/01/18                  2,196,060     2,196,060
                     5           5  District of Columbia Ser E (FSA
                                    Insd) (a)                              6.000   06/01/13                      5,009         5,009
                 2,000       2,000  Metropolitan Washington DC Arpt Auth
                                    Sys Ser A (FGIC Insd) (AMT)            5.250   10/01/32                  2,102,520     2,102,520
                                                                                             ------------ ------------  ------------
                                                                                                        0    7,137,558     7,137,558
                                                                                             ------------ ------------  ------------

                                    FLORIDA 44.1%
    12,960       3,500    16,460    Brevard Cnty, FL Hlth Fac Auth
                                    Hlthcare Fac Rev Hlth First Inc
                                    Proj                                   5.000   04/01/34    13,503,996    3,646,930    17,150,926
     4,500                 4,500    Brevard Cnty, FL Hlth Fac Hlth First
                                    Inc Proj                               5.000   04/01/34     4,688,910                  4,688,910
     1,000                 1,000    Broward Cnty, FL Hsg Fin Auth Multi-
                                    Family Hsg Rev Pembroke Pk Apts Proj
                                    (AMT)                                  5.650   10/01/28     1,018,300                  1,018,300
     1,000                 1,000    Broward Cnty, FL Sch Brd Ctf Partn Ser
                                    A (FSA Insd)                           5.000   07/01/22     1,053,150                  1,053,150
     1,500                 1,500    Capital Tr Agy FL Rev Fort Lauderdale
                                    Proj (AMT)                             5.750   01/01/32     1,576,605                  1,576,605
     5,250                 5,250    Coral Gables, FL Hlth Fac Auth Hosp
                                    Rev Baptist Hlth South FL (FSA
                                    Insd)                                  5.000   08/15/29     5,538,750                  5,538,750
       750                   750    Dade Cnty, FL Ed Fac Auth Rev
                                    Exchanged From Univ of Miami Ser B
                                    (MBIA Insd)                            5.750   04/01/20       766,245                    766,245
       500                   500    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
                                    Insd)                                  5.250   10/01/26       511,240                    511,240
                 3,180     3,180    Dade Cnty, FL Spl Oblig Cap Apprec Ser
                                    B (AMBAC Insd) (Prerefunded @
                                    10/01/08)                                  *   10/01/26                    985,514       985,514
     2,640                 2,640    Daytona Beach, FL Util Sys Rev Rfdg
                                    Ser D (FSA Insd)                       5.250   11/15/16     2,856,638                  2,856,638
     1,500                 1,500    Deltona, FL Trans Cap Impt Rev (MBIA
                                    Insd)                                  5.125   10/01/26     1,621,020                  1,621,020
     1,125                 1,125    Deltona, FL Util Sys Rev (MBIA
                                    Insd)                                  5.250   10/01/22     1,221,232                  1,221,232
       105         570       675    Escambia Cnty, FL Hlth Fac Auth Rev
                                    (AMBAC Insd)                           5.950   07/01/20       109,725      595,650       705,375
     1,000                 1,000    Escambia Cnty, FL Util Auth Util Sys
                                    Rev (FGIC Insd)                        5.250   01/01/29     1,038,410                  1,038,410
     5,930                 5,930    Flagler Cnty, FL Cap Impt Rev (MBIA
                                    Insd)                                  5.000   10/01/30     6,295,466                  6,295,466
     1,250                 1,250    Florida Agric & Mechanical Univ Rev
                                    Student Apt Fac (MBIA Insd)            6.500   07/01/23     1,254,387                  1,254,387
       385                   385    Florida Hsg Fin Agy Homeownership Mtg,
                                    Class B (AMT)                          8.595   11/01/18       406,352                    406,352
     2,750                 2,750    Florida Hsg Fin Agy Hsg Willow Lake
                                    Apts Ser J-1 (AMBAC Insd)(AMT)         5.350   07/01/27     2,807,915                  2,807,915
     3,000                 3,000    Florida Hsg Fin Corp Rev Homeowner Mtg
                                    Ser 1 (GNMA Collateralized)(AMT)       4.850   07/01/37     3,033,900                  3,033,900
     2,000                 2,000    Florida Hsg Fin Corp Rev Homeowner Mtg
                                    Ser 2 (GNMA Collateralized)(AMT)       4.950   07/01/37     2,046,800                  2,046,800
       550                   550    Florida Hsg Fin Corp Rev Homeowner Mtg
                                    Ser 4 (FSA Insd)(AMT)                  6.250   07/01/22       562,941                    562,941
     1,000                 1,000    Florida Hsg Fin Corp Rev Hsg Wentworth
                                    II Apts Ser A (AMBAC Insd)(AMT)        5.375   11/01/29     1,029,950                  1,029,950

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  FLORIDA (CONTINUED)
$    2,000              $  2,000  Florida Ports Fin Comm Rev St Trans Tr
                                  Fd (MBIA Insd)(AMT)                      5.375%  06/01/27  $  2,036,500               $  2,036,500
     8,475                 8,475  Florida Ports Fin Comm Rev St Trans Tr
                                  Fd Intermodal Pgm (FGIC Insd)(AMT)       5.500   10/01/29     8,915,530                  8,915,530
     2,000                 2,000  Florida St Brd of Ed Cap Outlay Pub Ed
                                  Ser C (FGIC Insd) (Prerefunded @
                                  06/01/10)                                5.750   06/01/29     2,164,960                  2,164,960
     1,600                 1,600  Florida St Brd of Ed Cap Outlay Pub Ed
                                  Rfdg Ser C                               5.000   06/01/16     1,646,752                  1,646,752
                 2,500     2,500  Florida St Brd of Ed Cap Outlay Pub Ed
                                  Rfdg Ser C (FGIC Insd) (Prerefunded @
                                  06/01/10)                                5.750   06/01/29                  2,706,200     2,706,200
    12,775                12,775  Florida St Brd of Ed Cap Outlay Pub Ed
                                  Rfdg Ser D                               5.750   06/01/22    13,773,111                 13,773,111
     2,000                 2,000  Florida St Brd of Ed Lottery Rev Ser A
                                  (FGIC Insd)                              5.250   07/01/17     2,126,660                  2,126,660
     5,000                 5,000  Florida St Brd of Ed Lottery Rev Ser A
                                  (FGIC Insd)                              5.500   07/01/17     5,366,300                  5,366,300
                 1,000     1,000  Florida St Brd of Ed Lottery Rev Ser A
                                  (FGIC Insd)                              6.000   07/01/14                  1,088,130     1,088,130
    15,000                15,000  Florida St Brd of Ed Pub Ed Cap Outlay
                                  Ser D (c)                                4.750   06/01/35    15,495,300                 15,495,300
     4,500                 4,500  Florida St Brd of Ed Pub Ed Ser A        5.000   06/01/32     4,718,475                  4,718,475
     1,000                 1,000  Florida St Brd of Ed Rev FL St Univ
                                  Hsg Fac Ser A (MBIA Insd)                5.000   05/01/29     1,039,670                  1,039,670
     4,735                 4,735  Florida St Brd of Regt Hsg Rev Univ FL
                                  (FGIC Insd)                              5.500   07/01/28     5,092,066                  5,092,066
     1,000                 1,000  Florida St Correctional Privatization
                                  Commn Ctf Partn (MBIA Insd)              5.375   08/01/14     1,082,330                  1,082,330
     2,360                 2,360  Florida St Correctional Privatization
                                  Commn Ctf Partn (MBIA Insd)(a)           5.375   08/01/15     2,549,366                  2,549,366
     3,000                 3,000  Florida St Dept Trans                    5.000   07/01/32     3,147,030                  3,147,030
     6,000                 6,000  Florida St Dept Trans Right of Way
                                  Ser A                                    5.250   07/01/21     6,575,760                  6,575,760
                 7,295     7,295  Florida St Dept Trans Tpk Rev Ser A      5.000   07/01/29                  7,739,411     7,739,411
     5,000                 5,000  Florida St Dept Trans Tpk Rev Ser A      5.000   07/01/30     5,308,300                  5,308,300
     1,500                 1,500  Florida St Div Bd Fin Dept Gen Svc Rev
                                  Dept Envrnmtl Preservtn 2000 Ser A
                                  (AMBAC Insd)                             5.000   07/01/11     1,528,380                  1,528,380
     2,000                 2,000  Florida St Div Bd Fin Dept Gen Svc Rev
                                  Dept Envrnmtl Preservtn 2000 Ser A
                                  (FGIC Insd)                              5.250   07/01/12     2,101,800                  2,101,800
     1,475                 1,475  Florida St Tpk Auth Tpk Rev Dept Trans
                                  Ser B                                    5.000   07/01/30     1,525,401                  1,525,401
     1,635                 1,635  Fort Myers, FL Util Rev Rfdg Ser A
                                  (FGIC Insd)                              5.500   10/01/24     1,731,236                  1,731,236
     3,500                 3,500  Gainesville, FL Util Sys Rev Ser A
                                  (FSA Insd)                               5.000   10/01/35     3,715,705                  3,715,705
       460                   460  Gainesville, FL Util Sys Rev (e)         8.125   10/01/14       519,524                    519,524
       500                   500  Gulf Breeze, FL Rev Loc Govt (FGIC
                                  Insd)                                    5.650   12/01/20       533,415                    533,415
       730                   730  Gulf Breeze, FL Rev Loc Govt (FGIC
                                  Insd)                                    5.750   12/01/20       784,013                    784,013
     1,000                 1,000  Gulf Breeze, FL Rev Loc Govt (FGIC
                                  Insd)                                    5.800   12/01/20     1,090,470                  1,090,470

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  FLORIDA (CONTINUED)
             $   5,000  $  5,000  Halifax Hosp Med Ctr FL Hosp Rev Impt
                                  Rfdg Ser A                               5.000%  06/01/38               $  5,141,700  $  5,141,700
     5,500                 5,500  Halifax Hosp Med Ctr FL Hosp Rev Impt
                                  Rfdg Ser A                               5.250   06/01/26     5,837,370                  5,837,370
     2,000       1,000     3,000  Highlands Cnty, FL Hlth Fac Auth Rev
                                  Hosp Adventist Hlth Ser D (Prerefunded
                                  @ 11/15/13)                              5.375   11/15/35     2,205,900    1,102,950     3,308,850
                 1,000     1,000  Highlands Cnty, FL Hlth Fac Auth Rev
                                  Hosp Adventist Hlth Sys Ser C            5.000   11/15/31                  1,043,190     1,043,190
     2,000       1,900     3,900  Highlands Cnty, FL Hlth Fac Auth Rev
                                  Hosp Adventist Hlth Sys Ser C            5.250   11/15/36     2,135,880    2,029,086     4,164,966
                 3,520     3,520  Highlands Cnty, FL Hlth Fac Auth Rev
                                  Hosp Adventist Hlth Sys Ser D            5.000   11/15/35                  3,656,611     3,656,611
     3,000                 3,000  Highlands Cnty, FL Hlth Fac Auth Rev
                                  Hosp Adventist/Sunbelt Ser A
                                  (Prerefunded @ 11/15/11)                 6.000   11/15/31     3,348,960                  3,348,960
       750                   750  Hillsborough Cnty, FL Assmt Rev
                                  Capacity Assmt Spl (FSA Insd)            5.000   03/01/15       790,755                    790,755
       750                   750  Hillsborough Cnty, FL Assmt Rev
                                  Capacity Assmt Spl (FSA Insd)            5.000   09/01/15       790,755                    790,755
                11,205    11,205  Hillsborough Cnty, FL Ind Dev Auth
                                  Hosp Rev Tampa Gen Hosp Proj (c)         5.000   10/01/36                 11,644,236    11,644,236
    14,160                14,160  Hillsborough Cnty, FL Ind Dev Auth
                                  Hosp Rev Tampa Gen Hosp Proj (c)         5.250   10/01/41    15,010,804                 15,010,804
     2,500                 2,500  Hillsborough Cnty, FL Ind Dev Tampa
                                  Gen Hosp Proj                            5.000   10/01/36     2,598,000                  2,598,000
     1,000                 1,000  Hillsborough Cnty, FL Ind Dev Tampa
                                  Gen Hosp Proj Ser B                      5.250   10/01/28     1,055,970                  1,055,970
     1,000                 1,000  Hillsborough Cnty, FL Ind Dev Tampa
                                  Gen Hosp Proj Ser B                      5.250   10/01/34     1,051,030                  1,051,030
     1,000       1,745     2,745  Hillsborough Cnty, FL Port Dist Rev
                                  Tampa Port Auth Proj Ser A (MBIA Insd)
                                  (AMT)                                    5.375   06/01/27     1,065,780    1,859,786     2,925,566
     1,380                 1,380  Hollywood, FL Cmnty Redev Agy Beach
                                  Cra                                      5.625   03/01/24     1,478,642                  1,478,642
     2,000                 2,000  Hollywood, FL Wtr & Swr Rev Impt &
                                  Rfdg (FSA Insd)                          5.000   10/01/21     2,144,080                  2,144,080
     1,500                 1,500  Jacksonville, FL Econ Dev Commn Indl
                                  Dev Rev Metro Pkg Solutions Proj (ACA
                                  Insd)(AMT)                               5.500   10/01/30     1,611,960                  1,611,960
     2,500                 2,500  Jea, FL Elec Sys Rev Ser Three A (FSA
                                  Insd)                                    5.000   10/01/41     2,628,175                  2,628,175
     2,250                 2,250  Jea, FL Wtr & Swr Sys Rev Ser A (MBIA
                                  Insd)                                    5.375   10/01/30     2,264,063                  2,264,063
     7,000                 7,000  Lakeland, FL Elec & Wtr Rev (a)(e)           *   10/01/13     5,428,430                  5,428,430
     2,230                 2,230  Lakeland, FL Elec & Wtr Rev (e)          5.750   10/01/19     2,445,864                  2,445,864
                 5,105     5,105  Lakeland, FL Hosp Sys Rev Lakeland
                                  Regl Hlth Sys (g)                        5.000   11/15/05                  5,308,945     5,308,945
     2,000                 2,000  Lakeland, FL Hosp Sys Rev Lakeland
                                  Regl Hlth Sys (Prerefunded @
                                  11/15/12)                                5.500   11/15/32     2,213,240                  2,213,240
     1,000                 1,000  Lee Cnty, FL Arpt Rev Ser A (FSA Insd)
                                  (AMT)                                    5.750   10/01/22     1,076,850                  1,076,850

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                  MARKET       MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON    MATURITY     VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------    --------   -----------  -----------  -----------
                                  FLORIDA (CONTINUED)
   $ 1,250               $ 1,250  Lee Cnty, FL Hsg Fin Auth Single
                                  Family Mtg Rev Multi-Cnty Pgm Ser A
                                  (GNMA Collateralized)(AMT)               5.000%   03/01/39   $ 1,277,525               $ 1,277,525
     1,000                 1,000  Leesburg, FL Hosp Rev Leesburg Regl
                                  Med Ctr Proj                             5.500    07/01/32     1,048,190                 1,048,190
     3,200                 3,200  Leesburg, FL Util Rev (FGIC Insd)        5.000    10/01/34     3,378,944                 3,378,944
     1,600                 1,600  Manatee Cnty, FL Pub Util Rev Impt &
                                  Rfdg (MBIA Insd)                         5.125    10/01/21     1,728,336                 1,728,336
       650                   650  Marion Cnty, FL Hosp Dist Rev Hlth Sys
                                  Munroe Reg Impt & Rfdg                   5.500    10/01/29       675,883                   675,883
                 1,000     1,000  Marion Cnty, FL Sch Brd Ctf Partn (FSA
                                  Insd)                                    5.250    06/01/18                  1,082,810    1,082,810
     2,135                 2,135  Marion Cnty, FL Sch Brd Ctf (FSA
                                  Insd)                                    5.250    06/01/19     2,311,799                 2,311,799
                 1,500     1,500  Miami Beach, FL Stormwtr Rev (FGIC
                                  Insd)                                    5.250    09/01/25                  1,589,805    1,589,805
     1,460                 1,460  Miami Beach, FL Stormwtr Rev (FGIC
                                  Insd) (a)                                5.750    09/01/14     1,580,669                 1,580,669
     1,045                 1,045  Miami Beach, FL Stormwtr Rev (FGIC
                                  Insd)                                    5.750    09/01/15     1,130,711                 1,130,711
     2,000                 2,000  Miami-Dade Cnty, FL Aviation Ser A
                                  (FSA Insd)(AMT)                          5.000    10/01/33     2,065,000                 2,065,000
                 2,000     2,000  Miami-Dade Cnty, FL Aviation Ser A
                                  (FSA Insd)(AMT)                          5.125    10/01/35                  2,078,860    2,078,860
     4,000                 4,000  Miami-Dade Cnty, FL Aviation Rev Miami
                                  Intl Arpt Ser A (CIFG Insd)(AMT)         5.000    10/01/38     4,169,280                 4,169,280
                 2,000     2,000  Miami-Dade Cnty, FL Aviation Rev Miami
                                  Intl Arpt (FGIC Insd)(AMT)               5.375    10/01/27                  2,121,800    2,121,800
     3,000       1,720     4,720  Miami-Dade Cnty, FL Aviation Rev Miami
                                  Intl Arpt (FGIC Insd)(AMT)               5.375    10/01/32     3,173,520    1,819,485    4,993,005
       870                   870  Miami-Dade Cnty, FL Aviation Rev Miami
                                  Intl Arpt Ser B (FGIC Insd)              5.450    10/01/15       926,646                   926,646
     3,000                 3,000  Miami-Dade Cnty, FL Aviation Rev Miami
                                  Intl Arpt Ser B (FGIC Insd)              5.750    10/01/29     3,240,210                 3,240,210
     2,000                 2,000  Miami-Dade Cnty, FL Ed Fac Auth Rev
                                  Ser A (AMBAC Insd)                       5.750    04/01/29     2,150,040                 2,150,040
     2,000       2,905     4,905  Miami-Dade Cnty, FL Pub Fac Rev
                                  Jackson Hlth Sys Ser A (MBIA Insd)       5.000    06/01/31     2,113,500    3,069,859    5,183,359
     5,000                 5,000  Miami-Dade Cnty, FL Sch Brd Ctf Partn
                                  Ser A (AMBAC Insd)                       5.000    11/01/25     5,338,650                 5,338,650
     3,860                 3,860  North Broward, FL Hosp Dist Rev Impt
                                  (Prerefunded @ 01/15/11)                 6.000    01/15/31     4,250,748                 4,250,748
       390                   390  North Broward, FL Hosp Dist Rev
                                  Impt                                     6.000    01/15/31       418,646                   418,646
     1,000                 1,000  Orange Cnty, FL Cap Rev Impt & Rfdg
                                  (AMBAC Insd)                                 *    10/01/12       801,270                   801,270
     1,000                 1,000  Orange Cnty, FL Cap Rev Impt & Rfdg
                                  (AMBAC Insd)                                 *    10/01/13       770,770                   770,770
        20                    20  Orange Cnty, FL Hlth Fac Auth Hosp
                                  Hlthcare Ser E (Prerefunded @
                                  10/01/09)                                6.000    10/01/26        21,483                    21,483
       980                   980  Orange Cnty, FL Hlth Fac Auth Hosp
                                  Hlthcare Ser E                           6.000    10/01/26     1,040,535                 1,040,535
     1,000                 1,000  Orange Cnty, FL Hlth Fac Auth Rev Hosp
                                  Orlando Regl Hlthcare Ser B              5.125    11/15/39     1,054,370                 1,054,370

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                  MARKET       MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON    MATURITY     VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------    --------   -----------  -----------  -----------
                                  FLORIDA (CONTINUED)
   $ 1,000               $ 1,000  Orange Cnty, FL Hsg Fin Auth
                                  Multi-Family Rev Mtg Hands Inc Proj
                                  Ser A (Acquired 06/19/95, Cost
                                  $1,000,000)(b)                           7.000%   10/01/25   $ 1,075,170               $ 1,075,170
     1,000                 1,000  Orange Cnty, FL Sales Tax Rev Rfdg
                                  Ser A (FGIC Insd)                        5.125    01/01/20     1,072,460                 1,072,460
                 2,000     2,000  Orange Cnty, FL Tourist Dev Tax Rev
                                  (AMBAC Insd)(Prerefunded @
                                  10/01/09)                                5.500    10/01/31                  2,109,080    2,109,080
                 4,000     4,000  Orange Cnty, FL Tourist Dev Tax Rev
                                  (AMBAC Insd)(Prerefunded @
                                  10/01/09)                                5.625    10/01/14                  4,231,920    4,231,920
     1,500                 1,500  Orlando & Orange Cnty Expwy Auth FL
                                  Expwy Rev Jr Lien (FGIC Insd)            5.000    07/01/28     1,537,920                 1,537,920
     1,000                 1,000  Osceola Cnty, FL Sch Brd Ctf Ser A
                                  (AMBAC Insd)                             5.125    06/01/22     1,069,110                 1,069,110
     2,000                 2,000  Osceola Cnty, FL Sch Brd Ctf Ser A
                                  (AMBAC Insd)                             5.250    06/01/27     2,133,220                 2,133,220
     3,715                 3,715  Palm Bay, FL Util Rev Sys Impt Ser A
                                  (FGIC Insd)                              5.000    10/01/25     3,972,524                 3,972,524
     1,000                 1,000  Palm Beach Cnty, FL Sch Brd Ctf Partn
                                  Ser A (FSA Insd)                         5.000    08/01/31     1,063,810                 1,063,810
     1,000                 1,000  Palm Beach Cnty, FL Sch Brd Ctf Partn
                                  Ser A (FGIC Insd) (Prerefunded @
                                  08/01/10)                                5.875    08/01/21     1,087,820                 1,087,820
     1,000                 1,000  Palm Coast, FL Util Sys Rev (MBIA
                                  Insd)                                    5.250    10/01/21     1,088,070                 1,088,070
     5,000                 5,000  Pasco Cnty, FL Wtr & Swr Rev Rfdg (FSA
                                  Insd)                                    5.000    10/01/36     5,322,300                 5,322,300
     1,000                 1,000  Pembroke Pines, FL Cons Util Sys Rev
                                  (FGIC Insd) (e)                          6.250    09/01/11     1,079,060                 1,079,060
     1,500                 1,500  Pensacola, FL Arpt Rev Rfdg Ser A
                                  (MBIA Insd)(AMT)                         6.000    10/01/12     1,583,715                 1,583,715
     1,565                 1,565  Pensacola, FL Arpt Rev Rfdg Ser A
                                  (MBIA Insd) (AMT)                        6.125    10/01/18     1,660,262                 1,660,262
       500                   500  Polk Cnty, FL Sch Brd Ctf Partn Master
                                  Lease Ser A (FSA Insd)                   5.500    01/01/25       537,520                   537,520
     1,000                 1,000  Port Saint Lucie, FL Util Rev (MBIA
                                  Insd)                                    5.000    09/01/23     1,064,140                 1,064,140
     1,000                 1,000  Port Saint Lucie, FL Util Rev Impt &
                                  Rfdg Ser A (MBIA Insd)                   5.125    09/01/27     1,020,160                 1,020,160
     3,000                 3,000  Port Saint Lucie, FL Util Rev Sys Rfdg
                                  Ser A (MBIA Insd)                        5.000    09/01/27     3,207,780                 3,207,780
     1,000                 1,000  Saint Johns Cnty, FL Indl Dev Auth
                                  Hlthcare Glenmoor Proj Ser A             5.250    01/01/26     1,015,190                 1,015,190
     1,500                 1,500  Saint Johns Cnty, FL Indl Dev Auth
                                  Hlthcare Glenmoor Proj Ser A             5.375    01/01/40     1,531,995                 1,531,995
     2,000                 2,000  Saint Lucie Cnty, FL Sch Brd Ctf Ser A
                                  (FSA Insd)                               5.000    07/01/21     2,106,300                 2,106,300
     1,000                 1,000  Saint Lucie Cnty, FL Sch Brd Ctf Ser A
                                  (FSA Insd)                               5.000    07/01/23     1,053,150                 1,053,150
                 1,210     1,210  Saint Lucie Cnty, FL Sch Brd Ctf Ser A
                                  (FSA Insd)(a)                            5.500    07/01/14                  1,314,592    1,314,592
                 5,860     5,860  Saint Lucie Cnty, FL Sch Brd Ctf Partn
                                  (FSA Insd)                               5.000    07/01/29                  6,190,738    6,190,738
     1,420                 1,420  Sebring, FL Wtr & Wastewtr Rev Rfdg
                                  (FGIC Insd)                              5.250    01/01/19     1,534,196                 1,534,196

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                  MARKET       MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON    MATURITY     VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------    --------  ------------  ----------- ------------
                                  FLORIDA (CONTINUED)
   $ 5,500               $ 5,500  South FL Wtr Mgmt Dist Ctf (g)           5.000%   10/01/31  $  5,855,960              $  5,855,960
     9,500                 9,500  South FL Wtr Mgmt Dist Ctf (g)           5.000    10/01/36    10,099,070                10,099,070
     1,000                 1,000  South Lake Cnty Hosp Dist FL South
                                  Lake Hosp Inc                            6.375    10/01/28     1,116,320                 1,116,320
     1,500                 1,500  South Miami, FL Hlth Fac Auth Hosp Rev
                                  Baptist Hlth (AMBAC Insd)                5.250    11/15/33     1,588,650                 1,588,650
     1,000                 1,000  Tallahassee, FL Hlth Fac Rev
                                  Tallahassee Mem Hlthcare Proj            6.375    12/01/30     1,077,290                 1,077,290
                 1,000     1,000  Tallahassee, FL Lease Rev FL St Univ
                                  Proj Ser A (MBIA Insd)(a)                5.500    08/01/17                  1,074,600    1,074,600
                 1,115     1,115  Tallahassee, FL Lease Rev FL St Univ
                                  Proj Ser A (MBIA Insd)(a)                5.500    08/01/19                  1,197,365    1,197,365
     2,500                 2,500  Tampa Bay Wtr FL A Regl Wtr Supply
                                  Auth Util Sys Rev Impt & Rfdg (FGIC
                                  Insd)                                    4.500    10/01/36     2,502,900                 2,502,900
     1,750       1,250     3,000  Tampa, FL Hosp Rev Cap Impt H Lee
                                  Moffitt Ser A                            5.750    07/01/19     1,830,378    1,307,413    3,137,791
     1,800                 1,800  Tampa, FL Hosp Rev Cap Impt H Lee
                                  Moffitt Ser A                            5.750    07/01/29     1,877,346                 1,877,346
                 2,880     2,880  Tampa, FL Occupational License Rfdg
                                  Ser A (FGIC Insd)                        5.375    10/01/15                  3,138,941    3,138,941
     5,150       1,000     6,150  Tampa-Hillsborough Cnty, FL Expwy Auth
                                  Rev (AMBAC Insd)                         5.000    07/01/25     5,522,963    1,072,420    6,595,383
     2,500       1,000     3,500  Village Ctr Cmnty Dev Dist FL
                                  Recreational Rev Ser A (MBIA Insd)       5.125    11/01/36     2,678,600    1,071,440    3,750,040
     1,000                 1,000  Village Ctr Cmnty Dev Dist FL
                                  Recreational Rev Ser A (MBIA Insd)       5.200    11/01/25     1,065,940                 1,065,940
     2,000                 2,000  Village Ctr Cmnty Dev Dist FL Util Rev
                                  (MBIA Insd)                              5.250    10/01/23     2,169,940                 2,169,940
     1,000                 1,000  Village Ctr Cmnty Dev Dist FL Util Rev
                                  (FGIC Insd)(e)                           6.000    11/01/18     1,181,280                 1,181,280
     1,000                 1,000  Volusia Cnty, FL Ed Fac Auth Rev Ed
                                  Fac Embry Riddle Aero Ser A              5.750    10/15/29     1,043,680                 1,043,680
     3,250                 3,250  Volusia Cnty, FL Ed Fac Auth Rev Ed
                                  Fac Embry Riddle Rfdg (Radian Insd)      5.000    10/15/35     3,396,640                 3,396,640
     3,000                 3,000  West Orange Hlthcare Dist FL Ser A       5.800    02/01/31     3,187,560                 3,187,560
       820                   820  West Palm Beach, FL Cmnty Redev Agy
                                  Northwood - Cmnty Redev                  5.000    03/01/35       848,700                   848,700
                                                                                              ------------ ------------ ------------
                                                                                               333,218,308   83,019,467  416,237,775
                                                                                              ------------ ------------ ------------
                                  GEORGIA 2.8%
                 2,000     2,000  Atlanta, GA Arpt Passenger Fac
                                  Charge Rev Gen Sub Lien Ser C (FSA
                                  Insd)                                    5.000    01/01/33                  2,096,480    2,096,480
                 2,872     2,872  Fulton Cnty, GA Lease Rev (Acquired
                                  12/23/94, Cost $2,872,000) (b)           7.250    06/15/10                  2,940,989    2,940,989
                 1,500     1,500  George L Smith II GA World Congress
                                  Cent Auth Rev Domed Stadium Proj
                                  Rfdg (MBIA Insd) (AMT)                   5.500    07/01/20                  1,589,175    1,589,175
                    85        85  Georgia Muni Elec Auth Pwr Rev Ser Y
                                  (MBIA Insd) (Prerefunded @
                                  1/01/14)                                 6.500    01/01/17                    100,121      100,121

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  GEORGIA (CONTINUED)
            $    5,575  $  5,575  Georgia Muni Elec Auth Pwr Rev Ser Y
                                  (MBIA Insd)                              6.500%  01/01/17               $  6,632,354  $  6,632,354
                   240       240  Georgia Muni Elec Auth Pwr Rev Ser Y
                                  (MBIA Insd) (e)                          6.500   01/01/17                    294,778       294,778
                 2,635     2,635  Georgia Muni Elec Auth Pwr Rev Ser A
                                  (MBIA Insd)                              6.500   01/01/20                  3,308,664     3,308,664
                 3,000     3,000  Georgia Muni Elec Auth Pwr Rev Rfdg
                                  Ser B (FGIC Insd)                        6.250   01/01/17                  3,602,220     3,602,220
                 2,000     2,000  Municipal Elec Auth GA Combustion
                                  Turbine Proj Ser A (MBIA Insd)           5.250   11/01/22                  2,153,180     2,153,180
                   800       800  Royston, GA Hosp Auth Hosp Rev Ctf
                                  Hlthcare Sys Inc                         6.700   07/01/16                    837,480       837,480
                 2,500     2,500  Royston, GA Hosp Auth Hosp Rev Ctf
                                  Hlthcare Sys Inc Rfdg                    6.500   07/01/27                  2,587,925     2,587,925
                                                                                             ------------ ------------  ------------
                                                                                                        0   26,143,366    26,143,366
                                                                                             ------------ ------------  ------------
                                  ILLINOIS 9.3%
                 2,000     2,000  Bedford Park, IL Rfdg Ser A (FSA
                                  Insd)                                    5.250   12/15/20                  2,190,700     2,190,700
                 2,000     2,000  Chicago, IL Brd of Ed (FGIC Insd)
                                  (Prerefunded @ 12/01/10)                 5.500   12/01/31                  2,146,580     2,146,580
                 4,000     4,000  Chicago, IL Brd of Ed Chicago Sch
                                  Reform Ser A (AMBAC Insd)                5.250   12/01/27                  4,138,520     4,138,520
                 1,500     1,500  Chicago, IL Lakefront Millennium Pk
                                  Fac (MBIA Insd)                          5.125   01/01/28                  1,566,930     1,566,930
                 3,000     3,000  Chicago, IL O'Hare Intl Arpt Rev Gen
                                  Arpt Third Lien C-2 Rfdg (AMT) (XLCA
                                  Insd)                                    5.250   01/01/34                  3,156,990     3,156,990
                 1,500     1,500  Chicago, IL O'Hare Intl Arpt Rev Gen
                                  Arpt Third Lien Rfdg (AMT) Ser C-2
                                  (FSA Insd)                               5.250   01/01/30                  1,580,385     1,580,385
                 4,400     4,400  Chicago, IL O'Hare Intl Arpt Rev Gen
                                  Arpt Third Lien (MBIA Insd) (c)          5.250   01/01/24                  4,787,486     4,787,486
                11,500    11,500  Chicago, IL O'Hare Intl Arpt Rev Gen
                                  Arpt Third Lien (MBIA Insd) (c)          5.250   01/01/25                 12,512,747    12,512,747
                 5,000     5,000  Chicago, IL O'Hare Intl Arpt Rev Gen
                                  Arpt Third Lien Ser A (FGIC Insd)
                                  (c)                                      5.250   01/01/23                  5,453,350     5,453,350
                 1,000     1,000  Chicago, IL O'Hare Intl Arpt Rev
                                  Second Lien Passenger Fac Ser B
                                  (AMBAC Insd)                             5.500   01/01/16                  1,071,430     1,071,430
                 2,000     2,000  Chicago, IL O'Hare Intl Arpt Rev
                                  Second Lien Passenger Fac Ser B
                                  (AMBAC Insd)                             5.500   01/01/17                  2,148,860     2,148,860
                 3,500     3,500  Chicago, IL Proj Rfdg Ser A (MBIA
                                  Insd) (d)                                5.000   01/01/31                  3,631,110     3,631,110
                   375       375  Chicago, IL Proj Rfdg Ser C (FGIC
                                  Insd)                                    5.750   01/01/14                    404,794       404,794

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  ILLINOIS (CONTINUED)
            $      375  $    375  Chicago, IL Proj Rfdg Ser C (FGIC
                                  Insd)                                    5.750%  01/01/15               $    404,524  $    404,524
                 4,895     4,895  Chicago, IL Pub Bldg Comm Bldg Rev
                                  Cap Apprec Ser A (MBIA Insd) (e)             *   01/01/07                  4,866,266     4,866,266
                 1,000     1,000  Chicago, IL Rfdg Ser B (AMBAC
                                  Insd)                                    5.125   01/01/15                  1,083,970     1,083,970
                 1,000     1,000  Cook Cnty, IL Ser A (FGIC Insd)
                                  (Prerefunded @ 5/15/11)                  5.500   11/15/31                  1,081,280     1,081,280
                 3,230     3,230  Cook Cnty, IL Rfdg Ser A (MBIA
                                  Insd)                                    5.625   11/15/16                  3,324,510     3,324,510
                 3,500     3,500  Du Page Cnty, IL Fst Presv Dist              *   11/01/10                  3,017,840     3,017,840
                 2,310     2,310  Illinois Dev Fin Auth Rev Adventist
                                  Hlth Ser A (MBIA Insd)                   5.500   11/15/13                  2,551,718     2,551,718
                 2,500     2,500  Illinois Dev Fin Auth Rev Adventist
                                  Hlth Ser A (MBIA Insd)                   5.500   11/15/15                  2,791,700     2,791,700
                 1,475     1,475  Illinois Dev Fin Auth Rev Loc Govt
                                  Pgm Geneva Cmnty 304 Ser B (FSA
                                  Insd) (a)                                5.750   01/01/15                  1,618,119     1,618,119
                 1,145     1,145  Illinois Dev Fin Auth Rev Loc Govt
                                  Pgm Geneva Cmnty 304 Ser B (FSA
                                  Insd) (a)                                5.750   01/01/17                  1,254,691     1,254,691
                 1,330     1,330  Illinois Fin Auth Solid Waste Rev
                                  Disp Waste Mgmt Inc Proj (AMT)           5.050   08/01/29                  1,355,336     1,355,336
                 1,325     1,325  Illinois Fin Auth Student Hsg Rev
                                  MJH Ed Assistance IV-S Ser A             5.125   06/01/35                  1,366,486     1,366,486
                 1,250     1,250  Illinois Hlth Fac Auth Rev
                                  Evangelical Hosp Ser C (FSA Insd)        6.750   04/15/17                  1,493,575     1,493,575
                   700       700  Illinois Hlth Fac Auth Rev Highland
                                  Park Hosp Proj Ser A (MBIA Insd)
                                  (Prerefunded @ 10/01/07)                 5.750   10/01/17                    727,335       727,335
                 2,275     2,275  Illinois Hlth Fac Auth Rev South
                                  Suburban Hosp (e)                        7.000   02/15/18                  2,733,572     2,733,572
                 4,750     4,750  Illinois Hsg Dev Auth Rev Homeowner
                                  Mtg Sub Ser C2 (AMT)                     5.150   08/01/37                  4,928,362     4,928,362
                 1,000     1,000  Illinois St (FGIC Insd)                  5.250   12/01/20                  1,018,430     1,018,430
                 1,900     1,900  Kendall, Kane & Will Cntys, IL Cmnty
                                  Unit Sch Dist No 308 Ser B (FGIC
                                  Insd)                                    5.250   10/01/21                  2,048,352     2,048,352
                   250       250  Metropolitan Pier & Expo Auth IL
                                  Dedicated St Tax Rev McCormick Pl
                                  Expn Proj Ser A (FGIC Insd)              5.375   12/15/18                    264,193       264,193
                 1,250     1,250  Sangamon Cnty, IL Ctf Partn             10.000   12/01/06                  1,256,288     1,256,288
                 1,000     1,000  Schaumburg, IL Ser B (FGIC Insd)         5.000   12/01/41                  1,046,990     1,046,990
                 3,020     3,020  University IL Univ Rev Auxiliary Fac
                                  Sys (MBIA Insd)                          4.500   04/01/36                  3,012,571     3,012,571
                                                                                             ------------ ------------  ------------
                                                                                                        0   88,035,990    88,035,990
                                                                                             ------------ ------------  ------------

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  INDIANA 2.0%
            $    2,560  $  2,560  East Washington, IN Multi Sch Bldg
                                  Corp First Mtg (FGIC Insd)
                                  (Prerefunded @ 7/15/12)                  5.375%  07/15/28               $  2,794,419  $  2,794,419
                 1,660     1,660  Indiana Hlth & Ed Fac Fin Auth Hosp
                                  Rev Clarian Hlth Oblig Ser A             5.000   02/15/36                  1,717,868     1,717,868
                 3,500     3,500  Indiana Hlth Fac Fin Auth Hosp Rev
                                  Cmnty Proj Ser A (AMBAC Insd)            5.000   05/01/35                  3,676,715     3,676,715
                 4,000     4,000  Indiana Hlth Fac Fin Auth Rev
                                  Deaconess Hosp Ser A (AMBAC Insd)        5.375   03/01/34                  4,305,000     4,305,000
                 1,280     1,280  North Adams, IN Cmnty Sch Renovation
                                  Bldg Corp Cap Apprec First Mtg (FSA
                                  Insd) (a)                                    *   01/15/19                    766,105       766,105
                 1,500     1,500  Petersburg, IN Pollutn Ctl Rev IN
                                  Pwr & Lt (AMT)                           5.950   12/01/29                  1,602,930     1,602,930
                 1,605     1,605  Richland Beanblossom, IN Sch First
                                  Mtg (FGIC Insd) (Prerefunded @
                                  7/15/11) (a)                             5.500   07/15/12                  1,739,804     1,739,804
                 2,530     2,530  Vigo Cnty, IN Sch Bldg Corp First
                                  Mtg Impt & Rfdg (FSA Insd)               5.250   07/10/24                  2,691,085     2,691,085
                                                                                             ------------ ------------  ------------
                                                                                                        0   19,293,926    19,293,926
                                                                                             ------------ ------------  ------------
                                  IOWA 1.8%
                 1,685     1,685  Des Moines, IA Pub Pkg Sys Ser A
                                  (FGIC Insd) (a)                          5.750   06/01/15                  1,801,029     1,801,029
                 1,785     1,785  Des Moines, IA Pub Pkg Sys Ser A
                                  (FGIC Insd) (a)                          5.750   06/01/16                  1,909,165     1,909,165
                 2,750     2,750  Tobacco Settlement Auth IA Tob
                                  Settlement Rev Asset Bkd Ser C           5.375   06/01/38                  2,890,662     2,890,662
                 6,700     6,700  Tobacco Settlement Auth IA Tob
                                  Settlement Rev Asset Bkd Ser C           5.500   06/01/42                  7,062,604     7,062,604
                 2,750     2,750  Tobacco Settlement Auth IA Tob
                                  Settlement Rev Asset Bkd Ser C           5.625   06/01/46                  2,922,865     2,922,865
                                                                                             ------------ ------------  ------------
                                                                                                        0   16,586,325    16,586,325
                                                                                             ------------ ------------  ------------
                                  KANSAS 0.4%
                 3,810     3,810  Kansas St Dev Fin Auth Rev KS Proj
                                  Ser N (AMBAC Insd) (a)                   5.250   10/01/22             0    4,085,539     4,085,539
                                                                                             ------------ ------------  ------------
                                  KENTUCKY 2.2%
                 1,000     1,000  Kenton Cnty, KY Arpt Brd Rev
                                  Cincinnati/Northn KY Intl Arpt Rfdg
                                  Ser A (MBIA Insd) (AMT)                  6.200   03/01/08                  1,032,260     1,032,260
                 3,690     3,690  Kenton Cnty, KY Arpt Brd Rev
                                  Cincinnati/Northn KY Intl Arpt Rfdg
                                  Ser A (MBIA Insd) (AMT) (a)              6.250   03/01/09                  3,879,740     3,879,740

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  KENTUCKY (CONTINUED)
            $   12,390  $ 12,390  Louisville & Jefferson Cnty, KY
                                  Metro Govt Hlth Sys Rev (c)              5.250%  10/01/36               $ 12,999,505  $ 12,999,505
                 2,450     2,450  Louisville & Jefferson Cnty, KY Swr
                                  Ser A (MBIA Insd) (a)                    5.500   05/15/16                  2,677,287     2,677,287
                                                                                             ------------ ------------  ------------
                                                                                                        0   20,588,792    20,588,792
                                                                                             ------------ ------------  ------------
                                  LOUISIANA 2.2%
                 4,395     4,395  Ernest N Morial New Orleans, LA
                                  Exhib Hall Auth Spl Tax Sub Ser A
                                  (AMBAC Insd)                             5.250   07/15/22                  4,676,500     4,676,500
                 3,000     3,000  Lafayette, LA Util Rev (MBIA
                                  Insd)                                    5.250   11/01/21                  3,273,900     3,273,900
                 2,470     2,470  Louisiana Hsg Fin Agy Rev Azalea
                                  Estates Rfdg Ser A (GNMA
                                  Collateralized) (AMT)                    5.375   10/20/39                  2,586,370     2,586,370
                 2,580     2,580  Louisiana Loc Govt Environmental Rev
                                  Southeastn LA Student Hsg Ser A
                                  (MBIA Insd)                              5.250   08/01/21                  2,792,024     2,792,024
                 6,600     6,600  Louisiana St Gas & Fuels Tax Rev Ser
                                  A (FGIC Insd) (c) (g)                    5.000   05/01/41                  6,986,265     6,986,265
                                                                                             ------------ ------------  ------------
                                                                                                        0   20,315,059    20,315,059
                                                                                             ------------ ------------  ------------
                                  MARYLAND 1.1%
                   470       470  Baltimore, MD Convention Ctr Hotel
                                  Rev Ser A (XLCA Insd) (c)                5.250   09/01/24                    516,128       516,128
                 2,530     2,530  Baltimore, MD Convention Ctr Hotel
                                  Rev Ser A (XLCA Insd) (c)                5.250   09/01/25                  2,778,307     2,778,307
                 2,500     2,500  Maryland St Hlth & Higher Ed Fac
                                  Auth Rev MD Inst College of Art          5.000   06/01/40                  2,552,975     2,552,975
                 2,250     2,250  Maryland St Trans Auth Arpt
                                  Baltimore/WA Intl Arpt Ser B (AMBAC
                                  Insd) (AMT)                              5.125   03/01/24                  2,368,507     2,368,507
                 2,350     2,350  Northeast, MD Waste Disp Auth Rfdg
                                  (AMBAC Insd) (AMT)                       5.500   04/01/16                  2,543,264     2,543,264
                                                                                             ------------ ------------  ------------
                                                                                                        0   10,759,181    10,759,181
                                                                                             ------------ ------------  ------------
                                  MASSACHUSETTS 1.6%
                   500       500  Massachusetts St Hlth & Ed Fac Auth
                                  Rev Hlthcare Sys Covenant Hlth           6.000   07/01/31                    544,560       544,560
                 1,000     1,000  Massachusetts St Hlth & Ed Fac Auth
                                  Rev Partners Hlthcare Sys Ser C          5.750   07/01/32                  1,088,090     1,088,090
                 5,835     5,835  Massachusetts St Hlth & Ed Fac Auth
                                  Rev Univ MA Mem Issue Ser D              5.000   07/01/33                  5,960,161     5,960,161
                 2,805     2,805  Massachusetts St Port Auth Rev Ser A
                                  (MBIA Insd)                              5.000   07/01/22                  2,981,070     2,981,070
                 4,500     4,500  Massachusetts St Wtr Res Auth Gen
                                  Ser A (c)                                5.000   08/01/41                  4,757,602     4,757,602
                                                                                             ------------ ------------  ------------
                                                                                                        0   15,331,483    15,331,483
                                                                                             ------------ ------------  ------------

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  MICHIGAN 4.3%
            $    3,015  $  3,015  Detroit, MI Downtown Dev Auth Tax
                                  Increment Rev Ser C1                         *   07/01/17               $  1,837,642  $  1,837,642
                 3,050     3,050  Detroit, MI Downtown Dev Auth Tax
                                  Increment Rev Ser C1 (a)                     *   07/01/18                  1,766,590     1,766,590
                 3,050     3,050  Detroit, MI Downtown Dev Auth Tax
                                  Increment Rev Ser C1 (a)                     *   07/01/19                  1,679,543     1,679,543
                 3,050     3,050  Detroit, MI Downtown Dev Auth Tax
                                  Increment Rev Ser C1 (a)                     *   07/01/22                  1,435,666     1,435,666
                 3,050     3,050  Detroit, MI Downtown Dev Auth Tax
                                  Increment Rev Ser C1 (a)                     *   07/01/23                  1,366,004     1,366,004
                 3,050     3,050  Detroit, MI Downtown Dev Auth Tax
                                  Increment Rev Ser C1 (a)                     *   07/01/24                  1,301,740     1,301,740
                 2,965     2,965  Detroit, MI Wtr Supply Sys Ser C
                                  (MBIA Insd) (a)                          5.250%  07/01/20                  3,220,494     3,220,494
                 3,500     3,500  Grand Rapids, MI Downtown Dev Cap
                                  Apprec (MBIA Insd)                           *   06/01/15                  2,506,490     2,506,490
                 2,765     2,765  Grand Rapids, MI Downtown Dev Cap
                                  Apprec (MBIA Insd)                           *   06/01/16                  1,891,011     1,891,011
                 2,000     2,000  Grand Rapids, MI Wtr Supply Sys Rfdg
                                  (FGIC Insd)                              5.750   01/01/13                  2,162,480     2,162,480
                 1,180     1,180  Hillsdale, MI Hosp Fin Auth Hosp Rev
                                  Hillsdale Cmnty Hlth Ctr                 5.750   05/15/18                  1,267,686     1,267,686
                 2,000     2,000  Kent Hosp Fin Auth MI Rev Metro Hosp
                                  Proj Ser A                               6.000   07/01/35                  2,213,200     2,213,200
                 4,000     4,000  Michigan St Bldg Auth Rev Fac Pgm
                                  Rfdg Ser III (FSA Insd) (Prerefunded
                                  @ 10/15/12)                              5.000   10/15/26                  4,292,160     4,292,160
                 2,850     2,850  Michigan St Hosp Fin Auth Rev
                                  Ascension Hlth Cr Ser A (MBIA Insd)
                                  (Prerefunded @ 11/15/09)                 5.750   11/15/18                  3,052,550     3,052,550
                 2,500     2,500  Michigan St Strategic Fd Detroit
                                  Edison Co Proj Ser A (XLCA Insd)
                                  (AMT)                                    5.500   06/01/30                  2,698,850     2,698,850
                 2,500     2,500  Michigan St Strategic Fd Detroit
                                  Edison Co Proj Rfdg Ser C (XLCA
                                  Insd) (AMT)                              5.450   12/15/32                  2,661,625     2,661,625
                 2,500     2,500  Michigan St Strategic Fd Detroit
                                  Edison Pollutn Ctl Rfdg (AMBAC Insd)
                                  (h)                                      4.850   09/01/30                  2,608,625     2,608,625
                 1,000     1,000  Michigan St Strategic Fd Detroit
                                  Edison Pollutn Ctl Rfdg Ser B
                                  (AMT)                                    5.650   09/01/29                  1,060,030     1,060,030
                 1,355     1,355  Zeeland, MI Pub Sch Bldg & Site
                                  (MBIA Insd) (a)                          5.250   05/01/21                  1,476,638     1,476,638
                                                                                             ------------ ------------  ------------
                                                                                                        0   40,499,024    40,499,024
                                                                                             ------------ ------------  ------------

                         PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT    AMOUNT                                                                MARKET        MARKET       MARKET
  (000)       (000)       (000)     DESCRIPTION                           COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  ----------  -----------                           ------   --------  ------------ ------------  ------------
                                    MINNESOTA 1.3%
            $    1,175  $    1,175  Maple Grove, MN Hlthcare Fac Rev
                                    North Mem Hlthcare                     5.000%  09/01/35               $  1,220,402  $  1,220,402
                 5,000       5,000  Minneapolis & Saint Paul, MN Metro
                                    Arpt Comm Arpt Rev Ser A (FGIC
                                    Insd)                                  5.125   01/01/31                  5,177,100     5,177,100
                 2,750       2,750  Minnesota Agric & Econ Dev Brd Rev
                                    Hlthcare Sys A (MBIA Insd)
                                    (Prerefunded @ 11/15/07)               5.750   11/15/26                  2,865,170     2,865,170
                    50          50  Minnesota Agric & Econ Dev Brd Rev
                                    Hlthcare Sys A (MBIA Insd)             5.750   11/15/26                     51,982        51,982
                 1,100       1,100  Saint Paul, MN Hsg & Redev Auth Hosp
                                    Rev Hlth East Proj                     6.000   11/15/30                  1,228,766     1,228,766
                 1,250       1,250  Saint Paul, MN Hsg & Redev Auth Hosp
                                    Rev Hlth East Proj                     6.000   11/15/35                  1,389,625     1,389,625
                                                                                             ------------ ------------  ------------
                                                                                                        0   11,933,045    11,933,045
                                                                                             ------------ ------------  ------------
                                    MISSISSIPPI 0.2%
                 1,500       1,500  Mississippi Hosp Equip & Fac Auth
                                    Rev MS Baptist Med Ctr Rfdg (MBIA
                                    Insd)                                  6.000   05/01/13             0    1,510,080     1,510,080
                                                                                             ------------ ------------  ------------
                                    MISSOURI 1.8%
                 1,500       1,500  Cape Girardeau Cnty, MO Indl Dev
                                    Auth Hlthcare Fac Rev Southeast MO
                                    Hosp Assoc                             5.625   06/01/27                  1,571,505     1,571,505
                 1,250       1,250  Cole Cnty, MO Indl Dev Auth Sr
                                    Living Fac Rev Lutheran Sr Svc
                                    Heisinger Proj                         5.500   02/01/35                  1,324,437     1,324,437
                 1,625       1,625  Jefferson Cnty, MO Reorg Sch Dist No
                                    R-6 (FGIC Insd)                        5.625   03/01/20                  1,723,475     1,723,475
                 1,500       1,500  Kansas City, MO Met Cmnty Leasehold
                                    Jr College Impt & Rfdg (FGIC
                                    Insd)                                  5.500   07/01/17                  1,619,010     1,619,010
                 3,275       3,275  Missouri Jt Muni Elec Util Cmnty Pwr
                                    Proj Rev Plum Point Proj (MBIA
                                    Insd)                                  5.000   01/01/26                  3,496,881     3,496,881
                 1,250       1,250  Saint Charles, MO Ctf Partn Ser B      5.500   05/01/18                  1,325,913     1,325,913
                 6,000       6,000  Springfield, MO Pub Util Rev           4.500   08/01/36                  6,001,980     6,001,980
                                                                                             ------------ ------------  ------------
                                                                                                        0   17,063,201    17,063,201
                                                                                             ------------ ------------  ------------
                                    NEBRASKA 0.3%
                 2,615       2,615  Omaha Pub Pwr Dist NE Elec Rev Sys
                                    Ser A                                  5.000   02/01/34             0    2,738,585     2,738,585
                                                                                             ------------ ------------  ------------
                                    NEVADA 2.6%
                 8,000       8,000  Clark Cnty, NV Arpt Rev Sub Lien Ser
                                    A-2 (FGIC Insd)                        5.000   07/01/36                  8,364,640     8,364,640
                 5,165       5,165  Clark Cnty, NV Bd Bk (MBIA Insd)       5.000   06/01/32                  5,388,851     5,388,851
                 2,400       2,400  Clark Cnty, NV Indl Dev Rev
                                    Southwest Gas Corp Proj (FGIC Insd)
                                    (AMT)                                  4.750   09/01/36                  2,432,448     2,432,448

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  NEVADA (CONTINUED)
            $    3,000  $  3,000  Clark Cnty, NV Indl Dev Rev
                                  Southwest Gas Corp Proj Ser A (AMBAC
                                  Insd) (AMT)                              5.250%  07/01/34               $  3,173,250  $  3,173,250
                 3,500     3,500  Clark Cnty, NV Indl Dev Rev
                                  Southwest Gas Corp Proj Ser D1 (FGIC
                                  Insd) (AMT)                              5.250   03/01/38                  3,720,850     3,720,850
                 1,500     1,500  Reno, NV Sr Lien Retrac Reno Trans
                                  Proj (AMBAC Insd) (Prerefunded @
                                  6/01/12)                                 5.125   06/01/32                  1,612,995     1,612,995
                                                                                             ------------ ------------  ------------
                                                                                                        0   24,693,034    24,693,034
                                                                                             ------------ ------------  ------------
                                  NEW HAMPSHIRE 0.2%
                 1,000     1,000  New Hampshire Hlth & Ed Fac Auth Rev
                                  Derryfield Sch                           7.000   07/01/30                  1,090,770     1,090,770
                 1,000     1,000  New Hampshire St Bus Fin Auth Wtr
                                  Fac Rev Pennichuck Wtrwks Inc (AMBAC
                                  Insd) (AMT)                              6.300   05/01/22                  1,032,410     1,032,410
                                                                                             ------------ ------------  ------------
                                                                                                        0    2,123,180     2,123,180
                                                                                             ------------ ------------  ------------
                                  NEW JERSEY 5.4%
                 1,000     1,000  Bergen Cnty, NJ Impt Auth Sch Dist
                                  Rev Wyckoff Twp Brd Ed Proj              5.000   04/01/32                  1,063,630     1,063,630
                 1,200     1,200  New Jersey Econ Dev Auth Cig Tax         5.750   06/15/29                  1,306,800     1,306,800
                 1,500     1,500  New Jersey Econ Dev Auth Cig Tax         5.750   06/15/34                  1,623,390     1,623,390
                 3,000     3,000  New Jersey Econ Dev Auth Rev Motor
                                  Vehicle Sur Rev Ser A (MBIA Insd)        5.000   07/01/23                  3,180,990     3,180,990
                25,000    25,000  New Jersey Econ Dev Auth St Contract
                                  Econ Recovery (MBIA Insd)                5.900   03/15/21                 30,137,500    30,137,500
                 3,000     3,000  New Jersey St Ed Fac Auth Higher Ed
                                  Cap Impt Ser A (AMBAC Insd)
                                  (Prerefunded @ 9/01/12)                  5.250   09/01/19                  3,263,970     3,263,970
                 1,835     1,835  New Jersey St Ed Fac Auth Higher Ed
                                  Cap Impt Ser A (AMBAC Insd)
                                  (Prerefunded @ 9/01/12)                  5.250   09/01/21                  1,996,462     1,996,462
                 6,000     6,000  New Jersey St Tpk Auth Tpk Rev Ser
                                  C-1 (AMBAC Insd)                         5.000   01/01/35                  6,198,120     6,198,120
                 2,095     2,095  New Jersey St Trans Tr Fd Auth Trans
                                  Sys Ser A                                5.750   06/15/17                  2,422,616     2,422,616
                                                                                             ------------ ------------  ------------
                                                                                                        0   51,193,478    51,193,478
                                                                                             ------------ ------------  ------------
                                  NEW MEXICO 0.1%
                 1,250     1,250  Jicarilla, NM Apache Nation Rev Ser
                                  A (Acquired 10/23/03, Cost
                                  $1,275,475) (b)                          5.500   09/01/23             0    1,355,388     1,355,388
                                                                                             ------------ ------------  ------------

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  NEW YORK 13.4%
            $    2,980  $  2,980  Erie Cnty, NY Tob Asset Sec Corp Ser
                                  A                                        5.000%  06/01/38               $  3,043,474  $  3,043,474
                 2,700     2,700  Long Island Pwr Auth NY Elec Sys Rev
                                  Gen Ser B                                5.000   12/01/35                  2,848,149     2,848,149
                 3,000     3,000  Metropolitan Trans Auth NY Commuter
                                  Fac Rev Ser A (MBIA Insd)
                                  (Prerefunded @ 1/01/08)                  5.625   07/01/27                  3,116,190     3,116,190
                 2,500     2,500  Metropolitan Trans Auth NY Rev Rfdg
                                  Ser A (FGIC Insd)                        5.250   11/15/31                  2,684,175     2,684,175
                 3,000     3,000  Metropolitan Trans Auth NY Rev Rfdg
                                  Ser A (AMBAC Insd)                       5.500   11/15/18                  3,307,710     3,307,710
                 1,000     1,000  Nassau Cnty, NY Tob Settlement Corp
                                  Ser A-3                                  5.000   06/01/35                  1,024,830     1,024,830
                 2,000     2,000  Nassau Cnty, NY Tob Settlement Corp
                                  Ser A-3                                  5.125   06/01/46                  2,065,680     2,065,680
                   690       690  New York City Ser H                      5.750   03/15/13                    748,967       748,967
                 1,700     1,700  New York City Ser I                      6.000   04/15/12                  1,733,609     1,733,609
                   445       445  New York City Ser C (a)                  7.000   08/15/08                    446,170       446,170
                 1,775     1,775  New York City Tob Tr IV Settlement
                                  Pass Thru Ser A                          5.000   06/01/42                  1,809,044     1,809,044
                16,930    16,930  New York City Trans Auth Trans Fac
                                  Livingston Plaza Proj Rfdg Ser 1993
                                  (FSA Insd) (e)                           5.400   01/01/18                 18,975,483    18,975,483
                 5,305     5,305  New York City Trans Future Tax
                                  Second Ser C (AMBAC Insd)                5.250   08/01/20                  5,742,769     5,742,769
                 4,545     4,545  New York City Trans Future Tax
                                  Second Ser D (MBIA Insd)                 5.250   02/01/21                  4,928,007     4,928,007
                 2,000     2,000  New York City Trans Future Tax
                                  Second Ser C (AMBAC Insd)                5.250   08/01/22                  2,155,900     2,155,900
                 6,000     6,000  New York City Trans Future Tax
                                  Second Rfdg Ser A (i)                   5.500/
                                                                          14.000   11/01/26                  6,487,200     6,487,200
                 2,500     2,500  New York St Dorm Auth Lease Rev Muni
                                  Hlth Fac Impt Pgm Ser A (FSA
                                  Insd)                                    5.500   05/15/25                  2,575,625     2,575,625
                 9,635     9,635  New York St Dorm Auth Rev City Univ
                                  Sys Ser C                                7.500   07/01/10                 10,363,791    10,363,791
                 3,000     3,000  New York St Dorm Auth Rev Hosp (MBIA
                                  Insd)                                    5.000   08/01/33                  3,168,360     3,168,360
                 2,000     2,000  New York St Dorm Auth Rev Sch Dist
                                  Fin Pgm Ser D (MBIA Insd)                5.500   10/01/17                  2,210,360     2,210,360
                 3,000     3,000  New York St Dorm Auth Rev St Univ Ed
                                  Fac (FGIC Insd) (Prerefunded @
                                  5/15/10)                                 5.750   05/15/24                  3,251,400     3,251,400
                 2,000     2,000  New York St Dorm Auth Rev St Univ Ed
                                  Fac 1989 Res (MBIA Insd)                 6.000   05/15/16                  2,175,740     2,175,740
                 1,500     1,500  New York St Environmental Fac
                                  Revolving Fd Ser C                       5.000   07/15/21                  1,594,635     1,594,635

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  NEW YORK (CONTINUED)
            $    2,840  $  2,840  New York St Loc Govt Assistance Corp
                                  Rfdg Ser E                               6.000%  04/01/14               $  3,222,349  $  3,222,349
                 1,500     1,500  New York St Urban Dev Corp Rev
                                  Correctional Fac                         5.500   01/01/13                  1,626,405     1,626,405
                 2,680     2,680  Port Auth NY & NJ Cons 119th Ser
                                  (FGIC Insd) (AMT)                        5.500   09/15/17                  2,710,472     2,710,472
                12,080    12,080  Port Auth NY & NJ (c) (g)                5.000   10/01/35                 12,851,792    12,851,792
                 3,000     3,000  Port Auth NY & NJ Spl Oblig Rev Spl
                                  Proj JFK Intl Arpt Terminal 6 (MBIA
                                  Insd) (AMT)                              5.750   12/01/22                  3,123,420     3,123,420
                 3,000     3,000  Port Auth NY & NJ Spl Oblig Rev Spl
                                  Proj JFK Intl Arpt Terminal 6 (MBIA
                                  Insd) (AMT)                              5.750   12/01/25                  3,065,730     3,065,730
                 6,000     6,000  Tsasc, Inc NY Ser 1                      5.000   06/01/34                  6,148,980     6,148,980
                 5,000     5,000  Tsasc, Inc NY Ser 1                      5.125   06/01/42                  5,164,200     5,164,200
                 1,700     1,700  Westchester, NY Tob Asset Sec
                                  Corp                                     5.125   06/01/38                  1,753,516     1,753,516
                                                                                             ------------ ------------  ------------
                                                                                                        0  126,124,132   126,124,132
                                                                                             ------------ ------------  ------------
                                  NORTH CAROLINA 3.9%
                 2,000     2,000  Charlotte, NC Ctf Partn Convention
                                  Fac Proj Rfdg Ser A                      5.500   08/01/19                  2,199,700     2,199,700
                 4,000     4,000  North Carolina Eastern Muni Pwr Agy
                                  Pwr Sys Rev Ser D                        6.750   01/01/26                  4,353,520     4,353,520
                25,000    25,000  North Carolina Muni Pwr Agy No 1
                                  Catawba Elec Rev Rfdg (MBIA Insd)        6.000   01/01/12                 27,760,750    27,760,750
                 2,300     2,300  North Carolina Muni Pwr Agy Ser A
                                  (MBIA Insd)                              5.250   01/01/19                  2,479,722     2,479,722
                                                                                             ------------ ------------  ------------
                                                                                                        0   36,793,692    36,793,692
                                                                                             ------------ ------------  ------------
                                  NORTH DAKOTA 0.3%
                   770       770  North Dakota St Hsg Fin Agy Rev Hsg
                                  Fin Pgm Home Mtg Fin Ser B (MBIA
                                  Insd) (AMT)                              5.500   07/01/29                    780,534       780,534
                 1,500     1,500  Ward Cnty, ND Hlthcare Fac Rev
                                  Trinity Obligated Group (g)              5.125   07/01/29                  1,570,350     1,570,350
                                                                                             ------------ ------------  ------------
                                                                                                        0    2,350,884     2,350,884
                                                                                             ------------ ------------  ------------
                                  OHIO 3.2%
                 1,000     1,000  Cleveland, OH Muni Sch Dist (FSA
                                  Insd)                                    5.250   12/01/23                  1,090,600     1,090,600
                 3,000     3,000  Columbus, OH City Sch Dist Sch Fac
                                  Constr & Impt (FSA Insd)
                                  (Prerefunded @ 12/01/14)                 5.250   12/01/22                  3,328,410     3,328,410
                 2,000     2,000  Cuyahoga Cnty, OH Hosp Fac Rev
                                  Canton Inc Proj                          7.500   01/01/30                  2,223,640     2,223,640
                 1,000     1,000  Delaware Cnty, OH Cap Fac
                                  (Prerefunded @ 12/01/10)                 6.000   12/01/25                  1,100,790     1,100,790

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  OHIO (CONTINUED)
            $    1,000  $  1,000  Hamilton, OH One Renaissance Ctr Ser
                                  A (AMBAC Insd)                           5.500%  11/01/16               $  1,092,680  $  1,092,680
                 1,000     1,000  Lorain Cnty, OH Hosp Rev Catholic
                                  Hlthcare Ser S                           5.375   10/01/30                  1,059,610     1,059,610
                 2,000     2,000  Lorain, OH City Sch Dist Classroom
                                  Fac Impt (MBIA Insd)                     5.250   12/01/20                  2,185,140     2,185,140
                13,460    13,460  Ohio St Air Quality Dev Auth Rev
                                  (FGIC Insd) (c)                          4.800   09/01/36                 13,652,108    13,652,108
                 4,000     4,000  Olentangy Loc Sch Dist OH Rfdg Ser A
                                  (FSA Insd) (g)                           4.500   12/01/32                  4,017,600     4,017,600
                                                                                             ------------ ------------  ------------
                                                                                                        0   29,750,578    29,750,578
                                                                                             ------------ ------------  ------------
                                  OKLAHOMA 0.6%
                 1,505     1,505  Alva, OK Hosp Auth Hosp Rev Sales
                                  Tax (Radian Insd)                        5.250   06/01/25                  1,616,159     1,616,159
                 1,500     1,500  Jenks, OK Aquarium Auth Rev First
                                  Mtg (MBIA Insd) (Prerefunded @
                                  7/01/10)                                 6.100   07/01/30                  1,643,250     1,643,250
                 1,575     1,575  Oklahoma City, OK Arpt Tr Jr Lien
                                  27th Ser B (FSA Insd) (AMT)              5.750   07/01/16                  1,672,729     1,672,729
                 1,000     1,000  Oklahoma City, OK Pub Ppty Auth
                                  Hotel Tax Rev (FGIC Insd)                5.250   10/01/29                  1,087,080     1,087,080
                                                                                             ------------ ------------  ------------
                                                                                                        0    6,019,218     6,019,218
                                                                                             ------------ ------------  ------------
                                  OREGON 1.6%
                 5,350     5,350  Oregon Hlth Sciences Univ Insd Ser A
                                  (MBIA Insd)                              5.250   07/01/22                  5,763,448     5,763,448
                 5,060     5,060  Oregon St Dept Admin Rfdg Ser C
                                  (MBIA Insd)                              5.250   11/01/17                  5,430,190     5,430,190
                   745       745  Oregon St Vets Welfare Ser 76A           6.050   10/01/28                    752,234       752,234
                 1,135     1,135  Portland, OR Swr Sys Rev Second Lien
                                  Rfdg Ser A (FSA Insd)                    5.250   06/01/19                  1,231,747     1,231,747
                 1,985     1,985  Portland, OR Urban Renewal & Redev
                                  Downtown Wtrfront Ser A (AMBAC
                                  Insd)                                    5.750   06/15/16                  2,141,855     2,141,855
                                                                                             ------------ ------------  ------------
                                                                                                        0   15,319,474    15,319,474
                                                                                             ------------ ------------  ------------
                                  PENNSYLVANIA 2.3%
                   575       575  Allegheny Cnty, PA Rfdg Ser C-53
                                  (FGIC Insd)                              5.500   11/01/14                    618,482       618,482
                   230       230  Allegheny Cnty, PA San Auth Swr Rev
                                  (MBIA Insd)                              5.500   12/01/30                    247,257       247,257
                 3,035     3,035  Falls Twp, PA Hosp Auth Hosp Rev DE
                                  Vly Med Rfdg (FHA Gtd)                   7.000   08/01/22                  3,055,729     3,055,729
                 1,000     1,000  Greensburg Salem, PA Sch Dist Rfdg
                                  (FGIC Insd)                              5.375   09/15/15                  1,089,290     1,089,290
                    60        60  Penn Hills, PA (FGIC Insd)
                                  (Prerefunded @ 12/01/07)                 5.900   12/01/17                     61,502        61,502

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  PENNSYLVANIA (CONTINUED)
            $    1,600  $  1,600  Pennsylvania Hsg Fin Agy Single
                                  Family Mtg Rev Ser 94-A (AMT)            5.100%  10/01/31               $  1,652,592  $  1,652,592
                 1,000     1,000  Pennsylvania St Higher Ed Fac Auth
                                  College & Univ Rev Bryn Mawr College
                                  (MBIA Insd)                              5.625   12/01/27                  1,030,840     1,030,840
                 2,600     2,600  Philadelphia, PA Auth Indl Dev Lease
                                  Rev Ser B (FSA Insd)                     5.500   10/01/16                  2,831,478     2,831,478
                 1,000     1,000  Philadelphia, PA Auth Indl Dev
                                  Philadelphia Arpt Sys Proj Ser A
                                  (FGIC Insd) (AMT)                        5.125   07/01/19                  1,051,310     1,051,310
                 2,400     2,400  Philadelphia, PA Gas Wks Rev 1998
                                  Gen Ordinance Ser 4 (FSA Insd)           5.250   08/01/22                  2,573,592     2,573,592
                 2,220     2,220  Pittsburgh, PA Ser A (AMBAC Insd)
                                  (Prerefunded @ 3/01/12)                  5.500   09/01/16                  2,426,504     2,426,504
                 2,350     2,350  Pittsburgh, PA Ser A (AMBAC Insd)        5.500   09/01/16                  2,550,549     2,550,549
                 2,000     2,000  Ridley Park, PA Hosp Auth Rev Taylor
                                  Hosp Ser A (e)                           6.000   12/01/13                  2,153,280     2,153,280
                                                                                             ------------ ------------  ------------
                                                                                                        0   21,342,405    21,342,405
                                                                                             ------------ ------------  ------------
                                  SOUTH CAROLINA 6.8%
                 2,275     2,275  Beaufort Cnty, SC Tax Increment New
                                  Riv Redev Proj Area (MBIA Insd)
                                  (a)                                      5.500   06/01/19                  2,496,812     2,496,812
                 2,375     2,375  Berkeley Cnty, SC Sch Dist Ctf Partn
                                  Berkeley Sch Fac Grp Inc (MBIA Insd)
                                  (e)                                      5.250   02/01/16                  2,582,385     2,582,385
                 3,375     3,375  Charleston Ed Excellence Fin Corp SC
                                  Rev (c)                                  5.250   12/01/25                  3,627,670     3,627,670
                10,125    10,125  Charleston Ed Excellence Fin Corp SC
                                  Rev (c)                                  5.250   12/01/26                 10,883,008    10,883,008
                 6,510     6,510  Charleston Ed Excellence Fin Corp SC
                                  Rev (AGC Insd) (c)                       5.250   12/01/28                  3,779,478     3,779,478
                 3,490     3,490  Charleston Ed Excellence Fin Corp SC
                                  Rev (AGC Insd) (c)                       5.250   12/01/30                  7,049,972     7,049,972
                 5,000     5,000  Kershaw Cnty, SC Pub Sch Fndt
                                  Kershaw Cnty Sch Dist Proj (CIFG
                                  Insd)                                    5.000   12/01/25                  5,319,550     5,319,550
                 2,080     2,080  Laurens Cnty, SC Sch Dist No 55
                                  Installment Pur Rev                      5.250   12/01/30                  2,202,346     2,202,346
                 2,300     2,300  Medical Univ SC Hosp Auth Fac Rev
                                  Mtg Rfdg Ser A (MBIA Insd)               5.250   08/15/25                  2,472,316     2,472,316
                 1,840     1,840  Myrtle Beach, SC Hospitality Fee Rev
                                  Ser A (FGIC Insd) (a)                    5.375   06/01/21                  2,021,700     2,021,700
                 1,935     1,935  Myrtle Beach, SC Hospitality Fee Rev
                                  Ser A (FGIC Insd) (a)                    5.375   06/01/22                  2,126,081     2,126,081
                 1,000     1,000  Newberry Invtg in Newberry Cnty Sch
                                  Dist Proj                                5.000   12/01/30                  1,029,390     1,029,390

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  SOUTH CAROLINA (CONTINUED)
            $    4,500  $  4,500  South Carolina Jobs Econ Dev Auth
                                  Indl Rev Elec & Gas Co Proj Ser A
                                  (AMBAC Insd)                             5.200%  11/01/27               $  4,797,405  $  4,797,405
                 3,750     3,750  South Carolina Jobs Econ Dev Auth
                                  Indl Rev Elec & Gas Co Proj Ser B
                                  (AMBAC Insd) (AMT)                       5.450   11/01/32                  3,990,825     3,990,825
                 9,290     9,290  South Carolina Trans Infrastructure
                                  Bk Rev Ser A (AMBAC Insd)                5.000   10/01/33                  9,757,380     9,757,380
                                                                                             ------------ ------------  ------------
                                                                                                        0   64,136,318    64,136,318
                                                                                             ------------ ------------  ------------
                                  SOUTH DAKOTA 0.5%
                 2,250     2,250  Deadwood, SD Ctf Partn (ACA Insd)        6.375   11/01/20                  2,415,128     2,415,128
                 1,000     1,000  South Dakota St Hlth & Ed Fac Auth
                                  Rev Childrens Care Hosp Rfdg             6.125   11/01/29                  1,056,620     1,056,620
                   980       980  South Dakota St Hlth & Ed Fac Auth
                                  Vocational Ed Pgm Ser A (AMBAC
                                  Insd)                                    5.400   08/01/13                  1,009,096     1,009,096
                                                                                             ------------ ------------  ------------
                                                                                                        0    4,480,844     4,480,844
                                                                                             ------------ ------------  ------------
                                  TENNESSEE 2.0%
                 4,345     4,345  Chattanooga, TN Hlth Ed & Hsg Fac
                                  Brd Rev CDFI Phase I LLC Proj Rfdg
                                  Ser A                                    5.125   10/01/35                  4,414,737     4,414,737
                 6,000     6,000  Johnson City, TN Hlth & Ed Fac Brd
                                  Hosp Rev First Mtg Mtn St Hlth Ser
                                  A                                        5.500   07/01/36                  6,441,420     6,441,420
                 3,500     3,500  Johnson City, TN Hlth & Ed Fac Brd
                                  Hosp Rev First Mtg Mtn St Hlth Rfdg
                                  Ser A (MBIA Insd)                        7.500   07/01/25                  4,249,245     4,249,245
                   410       410  Montgomery Cnty, TN Pub Impt Rfdg
                                  (FGIC Insd) (a)                          5.500   05/01/16                    447,917       447,917
                 2,000     2,000  Sullivan Cnty, TN Hlth Ed & Hsg Fac
                                  Brd Hosp Rev Wellmont Hlth Sys Proj
                                  Ser C (g)                                5.250   09/01/36                  2,103,400     2,103,400
                 1,500     1,500  Tennessee Hsg Dev Agy Homeownership
                                  Prog 2006 (AMT)                          5.150   01/01/37                  1,557,060     1,557,060
                                                                                             ------------ ------------  ------------
                                                                                                        0   19,213,779    19,213,779
                                                                                             ------------ ------------  ------------
                                  TEXAS 9.6%
                 1,370     1,370  Alliance Arpt Auth Inc TX Spl Fac
                                  Rev FedEx Corp Proj Rfdg (AMT)           4.850   04/01/21                  1,392,536     1,392,536
                 2,685     2,685  Beaumont, TX Wtrwks & Swr Sys (FGIC
                                  Insd) (Prerefunded @ 9/01/10) (a)
                                  (d)                                      6.250   09/01/15                  2,939,001     2,939,001
                   300       300  Brazos Cnty, TX Hlth Fac Dev Oblig
                                  Grp                                      5.375   01/01/32                    317,511       317,511
                 4,000     4,000  Dallas-Fort Worth, TX Intl Arpt Rev
                                  Impt Jt Rfdg Ser A (FGIC Insd)
                                  (AMT)                                    5.500   11/01/31                  4,272,280     4,272,280
                 4,000     4,000  Dallas-Fort Worth, TX Intl Arpt Rev
                                  Jt Ser A (FGIC Insd) (AMT)               5.750   11/01/30                  4,213,040     4,213,040

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  TEXAS (CONTINUED)
            $    7,250  $  7,250  Harris Cnty-Houston, TX Sports Auth
                                  Spl Rev Jr Lien Rfdg Ser B (MBIA
                                  Insd)                                    5.250%  11/15/40               $  7,690,292  $  7,690,292
                 1,000     1,000  Harris Cnty, TX Hlth Fac Dev Mem
                                  Hermann Hlthcare Ser A (Prerefunded
                                  @ 6/01/11)                               6.375   06/01/29                  1,123,390     1,123,390
                 4,820     4,820  Harris Cnty, TX Toll Rd (AMBAC Insd)
                                  (Prerefunded @ 8/15/09)                      *   08/15/18                  2,343,966     2,343,966
                 1,000     1,000  Harris Cnty, TX Toll Rd (AMBAC Insd)
                                  (Prerefunded @ 8/15/09)                      *   08/15/21                    395,600       395,600
                 4,000     4,000  Harris Cnty, TX Toll Rd Sub Lien
                                  Rfdg                                     5.000   08/01/33                  4,070,800     4,070,800
                 1,000     1,000  Houston, TX Arpt Sys Rev Sub Lien
                                  Ser A (FSA Insd) (AMT)                   5.625   07/01/30                  1,056,070     1,056,070
                 5,105     5,105  Houston, TX Hotel Occupancy Tax &
                                  Spl Rev Convention & Entmt Ser B
                                  (AMBAC Insd)                             5.750   09/01/15                  5,559,294     5,559,294
                   225       225  Houston, TX Pub Impt & Rfdg (FSA
                                  Insd)                                    5.750   03/01/15                    241,497       241,497
                 6,000     6,000  Houston, TX Util Sys Rev First Lien
                                  Rfdg Ser A (FSA Insd)                    5.250   05/15/21                  6,520,500     6,520,500
                 6,000     6,000  Houston, TX Util Sys Rev First Lien
                                  Rfdg Ser A (FGIC Insd)                   5.250   05/15/23                  6,520,500     6,520,500
                 2,750     2,750  Lower CO Riv Auth TX Transmission
                                  Proj Corp (FGIC Insd)                    5.000   05/15/33                  2,837,148     2,837,148
                 1,500     1,500  Mesquite, TX Hlth Fac Dev Retirement
                                  Fac Christian Care Ctr                   5.625   02/15/35                  1,584,615     1,584,615
                 1,500     1,500  Mesquite, TX Hlth Fac Dev Retirement
                                  Fac Christian Care Ctr (Prerefunded
                                  @ 2/15/10)                               7.500   02/15/18                  1,684,935     1,684,935
                 1,500     1,500  Metropolitan Hlth Fac Dev Corp TX
                                  Wilson N Jones Mem Hosp Proj             7.250   01/01/31                  1,553,430     1,553,430
                 1,100     1,100  Metropolitan Hlth Fac Dev Corp TX
                                  Wilson N Jones Mem Hosp Proj             7.200   01/01/21                  1,142,570     1,142,570
                 1,500     1,500  North Central, TX Hlth Fac Dev Corp
                                  Rev Hosp Baylor Hlthcare Sys Proj
                                  Ser A                                    5.125   05/15/29                  1,541,475     1,541,475
                 5,750     5,750  North Central, TX Hlth Fac Dev Corp
                                  Rev Hosp Childrens Med Ctr Dallas
                                  (AMBAC Insd)                             5.250   08/15/32                  6,098,910     6,098,910
                 2,805     2,805  Tarrant Regl Wtr Dist TX Wtr Rev
                                  Impt Rfdg (FSA Insd)                     5.250   03/01/19                  3,029,428     3,029,428
                   253       253  Texas Muni Pwr Agy Rev (AMBAC Insd)
                                  (e)                                          *   09/01/07                    245,648       245,648
                 3,272     3,272  Texas Muni Pwr Agy Rev (AMBAC
                                  Insd)                                        *   09/01/07                  3,178,486     3,178,486
                 1,610     1,610  Texas St Pub Ppty Fin Corp Rev
                                  Mental Hlth & Retardation Rfdg (FSA
                                  Insd)                                    5.500   09/01/13                  1,618,823     1,618,823
                 3,500     3,500  Texas St Trans Commn Mobility Fd Ser
                                  A (FGIC Insd)                            4.500   04/01/35                  3,480,435     3,480,435

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  TEXAS (CONTINUED)
            $    2,750  $  2,750  Texas St Vets Housing Assistance Pgm
                                  Vet Ser B (FHA/VA Gtd) (AMT)             6.100%  06/01/31               $  2,900,975  $  2,900,975
                 1,000     1,000  Texas Tech Univ Rev Fin Sys Ser 7
                                  (MBIA Insd) (Prerefunded @
                                  2/15/12)                                 5.000   08/15/25                  1,067,570     1,067,570
                 1,500     1,500  Texas Wtr Dev Brd Rev St Revolving
                                  Fd Sr Lien Ser B                         5.250   07/15/17                  1,570,275     1,570,275
                 2,500     2,500  University of TX Univ Rev Fin Sys
                                  Ser B                                    5.250   08/15/20                  2,715,750     2,715,750
                 3,000     3,000  University of TX Univ Rev Fin Sys
                                  Ser A                                    5.250   08/15/20                  3,258,900     3,258,900
                 2,300     2,300  University of TX Univ Rev Fin Sys
                                  Ser C (Prerefunded @ 8/15/11)            5.375   08/15/19                  2,473,259     2,473,259
                                                                                             ------------ ------------  ------------
                                                                                                        0   90,638,909    90,638,909
                                                                                             ------------ ------------  ------------
                                  UTAH 0.1%
                 1,000     1,000  Salt Lake Cnty, UT College Rev
                                  Westminster College Proj                 5.750   10/01/27                  1,028,050     1,028,050
                    50        50  Utah St Hsg Fin Agy Single Family
                                  Mtg, Class II Ser B-2 (FHA/VA Gtd)
                                  (AMT)                                    6.250   07/01/14                     51,051        51,051
                    15        15  Utah St Hsg Fin Agy Single Family
                                  Mtg Mezzanine Issue H1 (AMBAC
                                  Insd)                                    6.000   07/01/12                     15,278        15,278
                                                                                             ------------ ------------  ------------
                                                                                                        0    1,094,379     1,094,379
                                                                                             ------------ ------------  ------------
                                  VIRGINIA 0.9%
                 1,320     1,320  Fairfax Cnty, VA Ctf Partn               5.300   04/15/23                  1,418,868     1,418,868
                   800       800  Tobacco Settlement Fin Corp VA           5.500   06/01/26                    851,488       851,488
                 5,920     5,920  Tobacco Settlement Fin Corp VA           5.625   06/01/37                  6,322,264     6,322,264
                                                                                             ------------ ------------  ------------
                                                                                                        0    8,592,620     8,592,620
                                                                                             ------------ ------------  ------------
                                  WASHINGTON 4.3%
                 2,500     2,500  Energy Northwest WA Elec Rev Proj No
                                  3 Rfdg Ser A (FSA Insd)                  5.500   07/01/18                  2,713,875     2,713,875
                 5,360     5,360  Energy Northwest WA Elec Rev Proj No
                                  3 Rfdg Ser B (FSA Insd)                  6.000   07/01/16                  6,002,128     6,002,128
                 2,500     2,500  Goat Hill Ppty WA Lease Rev Govt
                                  Office Bldg Proj (MBIA Insd)             5.000   12/01/33                  2,617,475     2,617,475
                 4,400     4,400  King Cnty, WA Rfdg Ser B (MBIA
                                  Insd)                                    5.250   01/01/34                  4,514,532     4,514,532
                 7,720     7,720  Klickitat Cnty, WA Pub Util Dist No
                                  001 Elec Rev Rfdg Ser B (FGIC Insd)
                                  (a)                                      5.000   12/01/25                  8,272,366     8,272,366
                 1,000     1,000  Port Seattle, WA Rev Ser B (MBIA
                                  Insd) (AMT)                              5.625   02/01/24                  1,057,250     1,057,250
                 1,435     1,435  Radford Ct Ppty WA Student Hsg Rev
                                  (MBIA Insd) (a)                          6.000   06/01/15                  1,559,357     1,559,357
                 1,585     1,585  Radford Ct Ppty WA Student Hsg Rev
                                  (MBIA Insd) (a)                          6.000   06/01/16                  1,720,692     1,720,692
                 1,000     1,000  Seattle, WA Muni Lt & Pwr Rev            5.625   12/01/18                  1,070,150     1,070,150
                 1,250     1,250  Skagit Cnty, WA Pub Hosp Dist No 001
                                  Skagit Vly Hosp                          5.500   12/01/30                  1,318,937     1,318,937

                        PROFORMA
   VTF         VGM         PAR                                                                    VTF          VGM        PROFORMA
PAR AMOUNT  PAR AMOUNT   AMOUNT                                                                 MARKET        MARKET       MARKET
  (000)       (000)       (000)   DESCRIPTION                             COUPON   MATURITY      VALUE        VALUE         VALUE
----------  ----------  --------  -----------                             ------   --------  ------------ ------------  ------------
                                  WASHINGTON (CONTINUED)
            $    2,100  $  2,100  Spokane, WA Pub Fac Dist Hotel (MBIA
                                  Insd)                                    5.750%  12/01/21               $  2,342,487  $  2,342,487
                 3,000     3,000  Spokane, WA Pub Fac Dist Hotel Motel
                                  & Sales Use Tax (MBIA Insd)              5.250   09/01/33                  3,203,460     3,203,460
                 1,000     1,000  Spokane, WA Pub Fac Dist Hotel Motel
                                  & Sales Use Tax (MBIA Insd)              5.750   12/01/20                  1,119,740     1,119,740
                 1,650     1,650  Tacoma, WA Elec Sys Rev Rfdg Ser B
                                  (FSA Insd)                               5.500   01/01/12                  1,793,682     1,793,682
                 1,350     1,350  Tacoma, WA Elec Sys Rev Rfdg Ser A
                                  (FSA Insd)                               5.750   01/01/15                  1,469,111     1,469,111
                                                                                             ------------ ------------  ------------
                                                                                                        0   40,775,242    40,775,242
                                                                                             ------------ ------------  ------------
                                  WEST VIRGINIA 0.4%
                 3,750     3,750  West Virginia Univ Rev Impt Univ
                                  Proj Ser C (FGIC Insd)                   5.000   10/01/34             0    3,961,800     3,961,800
                                                                                             ------------ ------------  ------------
                                  WISCONSIN 0.6%
                 2,345     2,345  Appleton, WI Wtrwks Rev Rfdg (FGIC
                                  Insd)                                    5.375   01/01/19                  2,526,339     2,526,339
                   510       510  Badger Tob Asset Sec Corp WI             6.375   06/01/32                    557,384       557,384
                 2,000     2,000  Southeast WI Professional Baseball
                                  Pk Dist Sales Tax Rev Rfdg Ser A
                                  (MBIA Insd)                              5.500   12/15/20                  2,331,820     2,331,820
                                                                                             ------------ ------------  ------------
                                                                                                        0    5,415,543     5,415,543
                                                                                             ------------ ------------  ------------
                                  WYOMING 0.2%
                 2,000     2,000  Sweetwater Cnty, WY Solid Waste Disp
                                  Rev FMC Corp Proj Rfdg (AMT)             5.600   12/01/35             0    2,127,180     2,127,180
                                                                                             ------------ ------------  ------------
                                  GUAM 0.7%
                 5,800     5,800  Guam Pwr Auth Rev Ser A (AMBAC
                                  Insd)                                    5.250   10/01/34             0    6,085,186     6,085,186
                                                                                             ------------ ------------  ------------

                      PROFORMA
   VTF        VGM        PAR                                                               VTF             VGM           PROFORMA
PAR AMOUNT PAR AMOUNT  AMOUNT                                                            MARKET          MARKET           MARKET
  (000)      (000)      (000)  DESCRIPTION                            COUPON MATURITY     VALUE           VALUE            VALUE
---------- ---------- -------- -----------                            ------ -------- -------------  --------------  --------------
                               PUERTO RICO 2.0%
     2,980               2,980 Childrens Tr Fd PR Tob Settlement
                               Rev                                     5.500 05/15/39     3,125,335                       3,125,335
     2,855               2,855 Childrens Tr Fd PR Tob Settlement
                               Rev                                     5.625 05/15/43     3,008,713                       3,008,713
                1,110    1,110 Puerto Rico Comwlth Aqueduct & Swr
                               Auth Rev Rfdg (Comwth Gtd)              5.000 07/01/15                     1,127,494       1,127,494
     2,000               2,000 Puerto Rico Comwlth Hwy & Tran Auth
                               Hwy Rev Rfdg Ser W                      5.500 07/01/15     2,220,100                       2,220,100
     4,000               4,000 Puerto Rico Comwlth Hwy & Tran Auth
                               Hwy Rev Rfdg Ser Y (FSA Insd)           6.250 07/01/21     5,024,200                       5,024,200

                1,000    1,000 Puerto Rico Indl Tourist Ed Med &
                               Environmental Ctl Fac Fin Auth Higher
                               Ed Rev                                  5.375 02/01/19                     1,031,270       1,031,270
                3,500    3,500 Puerto Rico Pub Bldg Auth Rev Govt Fac
                               Ser I (Comwth Gtd)                      5.250 07/01/33                     3,746,855       3,746,855
                                                                                      -------------  --------------  --------------
                                                                                         13,378,348       5,905,619      19,283,967
                                                                                      -------------  --------------  --------------
                               VIRGIN ISLANDS 0.4%
     1,000               1,000 Virgin Islands Pub Fin Auth Rev Gross
                               Rcpt Taxes Ln Nt Ser A (ACA Insd)
                               (Prerefunded @ 10/01/10)                6.125 10/01/29     1,101,100                       1,101,100
     1,500               1,500 Virgin Islands Pub Fin Auth Rev Gross
                               Rcpt Taxes Ln Nt Ser A                  6.375 10/01/19     1,651,935                       1,651,935
     1,000               1,000 Virgin Islands Pub Fin Auth Rev Gross
                               Rcpt Taxes Ln Nt Ser A (Prerefunded
                               @ 10/01/10) (d)                         6.500 10/01/24     1,111,970                       1,111,970
                                                                                      -------------  --------------  --------------
                                                                                          3,865,005               0       3,865,005
                                                                                      -------------  --------------  --------------
TOTAL INVESTMENTS 173.4%
(Cost $330,700,022, $1,211,446,175 and $1,542,146,197)                                  350,461,661   1,286,081,436   1,636,543,097

LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO
   SECURITIES HELD (15.4%)
   (Cost ($145,470,000))
      (145,470) Notes with interest rates ranging from 3.580% to
                3.660% at October 31, 2006 and contractual
                maturities of collateral ranging from 2023 to 2041
                (see Note 1) (j)                                                        (31,590,000)   (113,880,000)   (145,470,000)
                                                                                      -------------  --------------  --------------
TOTAL NET INVESTMENTS 158.0%
(Cost $299,110,022, $1,097,566,175 and $1,396,676,197)                                  318,871,661   1,172,201,436   1,491,073,097
LIABILITIES IN EXCESS OF OTHER ASSETS (1.1%)                                            (12,069,399)      1,753,796     (10,315,603)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (56.9%)                             (106,240,186)   (430,588,239)   (536,828,425)
                                                                                      -------------  --------------  --------------
NET ASSETS APPLICABLE TO COMMON SHARES 100.0%                                         $ 200,562,076  $  743,366,993  $  943,929,069
                                                                                      =============  ==============  ==============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust holds 100% of the outstanding bond issuance.

(b) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.6% of net assets applicable to common shares.

(c) Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(d) All or a portion of this security has been physically segregated in connection with open futures or swap contracts.

(e) Escrowed to Maturity

(f) 144A-Private Placement securities which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g) Security purchased on a when-issued or delayed delivery basis.

(h) Variable Rate Coupon

(i) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(j) Floating rate notes. The interest rates shown reflect the rates in effect at October 31, 2006.

ACA--American Capital Access

AGC--AGC Insured Custody Certificates

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

COMWLTH--Commonwealth of Puerto Rico

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

RADIAN--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

SWAP AGREEMENTS OUTSTANDING AS OF OCTOBER 31, 2006:

INTEREST RATE SWAP

                                                                                                           NOTIONAL     UNREALIZED
                                                                   PAY/RECEIVE                EXPIRATION    AMOUNT    APPRECIATION/
FUND  COUNTERPARTY                     FLOATING RATE INDEX        FLOATING RATE  FIXED RATE      DATE        (000)     DEPRECIATION
----  ------------                     -------------------        -------------  ----------   ----------   --------   -------------
VGM   JP Morgan Chase Bank, N.A.  USD - BMA Municipal Swap Index   Receive           4.096%     12/15/26     $30,300    $  (890,506)
VTF   JP Morgan Chase Bank, N.A.  USD - BMA Municipal Swap Index   Receive           4.096%     12/15/26       6,300       (185,155)
                                                                                                             -------    -----------
                                                                                                             $36,600    $(1,075,661)
                                                                                                             =======    ===========

FUTURES CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2006:

                                                                              UNREALIZED
                                                                             APPRECIATION/
FUND      SHORT CONTRACTS:                                       CONTRACTS    DEPRECIATION
----      ----------------                                       ---------   -------------
VGM       U.S. Treasury Notes 10-Year Futures, December 2006
              (Current Notional Value of $108,219 per contract)       860      $  (919,979)
VTF       U.S. Treasury Notes 10-Year Futures, December 2006
              (Current Notional Value of $108,219 per contract)       259      $  (189,905)
VGM       U.S. Treasury Bonds Futures, December 2006
              (Current Notional Value of $112,656 per contract)       261         (580,151)
VTF       U.S. Treasury Bonds Futures, December 2006
              (Current Notional Value of $112,656 per contract)       185         (376,062)
                                                                    -----      -----------
                                                                    1,565      $(2,066,097)
                                                                    =====      ===========

            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2006
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                            VAN KAMPEN        VAN KAMPEN
                                                             TRUST FOR        TRUST FOR
                                                            INVESTMENT        INVESTMENT
                                                           GRADE FLORIDA        GRADE
                                                            MUNICIPALS        MUNICIPALS       ADJUSTMENTS               PROFORMA
                                                           -------------      -----------      -----------             -----------
ASSETS:
Total Investments (Cost of $330,700, $1,211,446, and
   $1,542,146 respectively)                                 $   350,462       $ 1,286,081      $                       $ 1,636,543
Receivables:
   Interest                                                       4,095            17,852                                   21,947
   Investment Sold                                                2,137            31,381                                   33,518
Other                                                                 9                22                                       31
                                                            -----------       -----------      -----------             -----------
        Total Assets                                            356,703         1,335,336                                1,692,039
                                                            -----------       -----------      -----------             -----------
LIABILITIES:
Payables:
   Floating Rate Note Obligations                                31,590           113,880                                  145,470
   Investments Purchased                                         15,656            43,863                                   59,519
   Custodian Bank                                                 1,179               331                                    1,510
   Variation Margin on Futures                                      260               623                                      883
   Investment Advisory Fee                                          142               545                                      687
   Income Distributions-Common Shares                                18               125                                      143
   Other Affiliates                                                  12                40                                       52
Trustee's Deferred Compensation and
   Retirement Plans                                                 730               875                                    1,605
Swap Contracts                                                      185               891                                    1,076
Accrued Expenses                                                    129               208                                      337
Merger Cost                                                           -                 -              241    (2)              241
                                                            -----------       -----------      -----------             -----------
        Total Liabilities                                        49,901           161,381              241                 211,523
Preferred Shares (Including accrued
   distributions)                                               106,240           430,588                                  536,828
                                                            -----------       -----------      -----------             -----------
NET ASSETS APPLICABLE TO COMMON SHARES                      $   200,562       $   743,367      $      (241)            $   943,688
                                                            ===========       ===========      ===========             ===========

Net Assets Applicable to Common Shares                      $   200,562       $   743,367      $      (241)   (2)      $   943,688
Common Shares Outstanding                                        11,712            43,799               93    (1)           55,604
                                                            -----------       -----------                              -----------
NET ASSET VALUE PER COMMON SHARE                            $     17.12       $     16.97                              $     16.97
                                                            ===========       ===========                              ===========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                              $       117       $       438      $         1    (1)      $       556
Paid in Surplus                                                 181,662           664,624             (242)  (1)(2)        846,044
Net Unrealized Appreciation                                      19,011            72,245                                   91,256
Accumulated Undistributed Net Investment Income                     249             2,330                                    2,579
Accumulated Net Realized Gain/(Loss)                               (477)            3,730                                    3,253
                                                            -----------       -----------      -----------             -----------
NET ASSETS APPLICABLE TO COMMON SHARES                      $   200,562       $   743,367      $      (241)            $   943,688
                                                            ===========       ===========      ===========             ===========

PREFERRED SHARES                                            $   106,000       $   430,000                              $   536,000
                                                            ===========       ===========      ===========             ===========
NET ASSETS INCLUDING PREFERRED SHARES                       $   306,562       $ 1,173,367      $      (241)            $ 1,479,688
                                                            ===========       ===========      ===========             ===========

(1) The proforma statements presume the issuance by the Van Kampen Trust for Investment Grade Municipals of approximately 11,804,000 common shares in exchange for the assets and liabilities of the Van Kampen Trust for Investment Grade Florida Municipals.

(2) A non-recurring cost associated with this transaction of approximately $548,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

                                                                                       Approximate Cost       Cost Per Share
                                                                                       ----------------       --------------
Van Kampen Trust for Investment Grade Municipals ..............................            $ 297,338             $ 0.007
Van Kampen Trust for Investment Grade Florida Municipals ......................               40,115               0.003
Van Kampen ....................................................................              210,547
                                                                                           ---------
                                                                                           $ 548,000
                                                                                           ---------

            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2006
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                          VAN KAMPEN
                                                          TRUST FOR             VAN KAMPEN
                                                          INVESTMENT            TRUST FOR
                                                            GRADE               INVESTMENT
                                                      FLORIDA MUNICIPALS     GRADE MUNICIPALS       ADJUSTMENTS (1)       PROFORMA
                                                     -------------------     -----------------     ----------------     ------------
INVESTMENT INCOME:
Interest                                              $         15,023        $       58,026                             $   73,049
                                                     -------------------     -----------------     ----------------     ------------

EXPENSES:
Investment Advisory Fee                                          1,669                 6,376                                  8,045
Preferred Share Maintenance                                        306                 1,121                  (6)             1,421
Trustees' Fees and Related Expenses                                104                   167                 (33)               238
Professional Fees                                                   90                   153                 (62)               181
Accounting and Administrative Expenses                              65                   198                 (15)               248
Reports to Shareholders                                             43                    89                 (10)               122
Transfer Agent Fees                                                 28                    88                 (14)               102
Custody                                                             25                    82                                    107
Registration Fees                                                   20                    39                 (14)                45
Interest and Residual Trust Expense                                104                   824                                    928
Other                                                               58                   194                 (11)               241
                                                     -------------------     -----------------     ----------------     ------------
      Total Expenses                                             2,512                 9,331                (165)            11,678
                                                     -------------------     -----------------     ----------------     ------------
NET INVESTMENT INCOME                                 $         12,511        $       48,695        $        165         $   61,371
                                                     ===================     =================     ================     ============

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
      Investments                                     $            965        $         3,921                                 4,886
      Futures                                                      166                  4,336                                 4,502
      Swap Contracts                                              (257)                (1,089)                               (1,346)
                                                     -------------------     -----------------     ----------------     ------------
Net Realized Gain/Loss                                             874                  7,168                                 8,042
                                                     -------------------     -----------------     ----------------     ------------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                                   16,681                 58,997                                75,678
                                                     -------------------     -----------------     ----------------     ------------
      End of the Period:
         Investments                                            19,762                 74,635                                94,397
         Futures                                                  (566)                (1,500)                               (2,066)
         Swap Contracts                                           (185)                  (890)                               (1,075)
                                                     -------------------     -----------------     ----------------     ------------
                                                                19,011                 72,245                                91,256
                                                     -------------------     -----------------     ----------------     ------------
Net Unrealized Appreciation During the Period                    2,330                 13,248                            $   15,578
                                                     -------------------     -----------------     ----------------     ------------
NET REALIZED AND UNREALIZED GAIN                      $          3,204        $        20,416                            $   23,620
                                                     ===================     =================     ================     ============
DISTRIBUTION TO PREFERRED SHAREHOLDERS                $         (3,719)       $       (15,290)                           $  (19,009)
                                                     ===================     =================     ================     ============
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
          SHARES FROM OPERATIONS                      $         11,996        $        53,821       $      165           $   65,982
                                                     ===================     =================     ================     ============

(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS -
VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
NOTES TO PRO FORMA FINANCIAL STATEMENTS - OCTOBER 31, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES
The Acquiring Trust, Van Kampen Trust for Investment Grade Municipals (the "Acquiring Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Acquiring Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Acquiring Trust commenced investment operations on January 24, 1992.
         The following is a summary of significant accounting policies consistently followed by the Acquiring Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Acquiring Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Acquiring Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

F. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Acquiring Trust enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Acquiring Trust to retain residual interests in the bonds. The Acquiring Trust enters into shortfall and forbearance agreements with the dealer trusts, which commit the Acquiring Trust to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Acquiring Trust (inverse floating rate investments) include the right of the Acquiring Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Acquiring Trust, thereby collapsing the dealer trusts. The Acquiring Trust accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Acquiring Trust's investment assets, and the related floating rate notes reflected as Acquiring Trust liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. Contractual maturities of the floating rate notes and interest rates in effect at October 31, 2006 are presented on the Portfolio of Investments.

                           PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         Section 5.3 of the Registrant's Declaration of Trust, which is incorporated herein by reference, provides for indemnification, as set forth below:

         Section 5.3 Mandatory Indemnification.

         (a) Subject to the exceptions and limitations contained in paragraph
(b) below:

              (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              (ii) the words, "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

              (i) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

              (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

              (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph
                     (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                     (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                     (B)   by written opinion of independent legal counsel.

                     (C) The rights of indemnification herein provided by be insured against by policies maintained by the Trust, shall be severable, shall not effect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                     (D) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section
                           5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either:

                           (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is thenor had been pending.

ITEM 16. EXHIBITS

         (1)   (a)  (i) Declaration of Trust of the Registrant+

                   (ii) Certificates of Amendment to the Declaration of Trust+

               (b) Form of Certificate of Vote Establishing Preferred Shares of the Registrant and amendments thereto (included as Appendix B to the Statement of Additional Information contained in this Registration Statement)++

         (2)   (a)   By-Laws of the Registrant+

               (b)   Articles of Amendment to the By-Laws of the Registrant+

               (c)   Amended and Restated By-Laws of the Registrant++

         (3)         Not applicable

         (4) Form of Agreement and Plan of Reorganization between the Registrant and the Target Fund (included as Appendix A to the Statement of Additional Information contained in this Registration Statement)++

         (5)   (a)   Specimen share certificate for common shares of the
                     Registrant++

               (b) Specimen share certificate for preferred shares of the Registrant++

         (6)   (a)   Investment Advisory Agreement+

               (b)   Amendment Number One to the Investment Advisory Agreement+

         (7)         Not Applicable

         (8)   (a)   Form of Amended and Restated Deferred Compensation
                     Agreement+

               (b)   Form of Retirement Plan+

         (9)   (a)   Custodian Contract+

               (b)   Amendment to Custodian Contract+

               (c)   Amendment to Custodian Contract++

         (10)        Not Applicable

         (11)  (a)   Consent of Skadden, Arps, Slate, Meagher & Flom LLP++

               (b)   Opinion of Skadden, Arps, Slate, Meagher & Flom LLP+++

         (12)        Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP+++

         (13)  (a)   Transfer Agency and Service Agreement+

               (b)   (i)    Auction Agency Agreement+

                     (ii)   Amendment to Auction Agency Agreement++

               (c)   (i)    Form of Broker-Dealer Agreement+

                     (ii)   Amendment to Broker-Dealer Agreement++

               (d)   (i)    Letter of Representations+

                     (ii)   Form of Letter of Representations+


               (e)   Fund Accounting Agreement+

               (f)   Amended and Restated Legal Services Agreement+

         (14)        Consent of Independent Registered Public Accounting Firm+++

         (15)        Not Applicable

         (16)        Power of Attorney++

         (17)  (a)   Code of Ethics of the Investment Adviser++

               (b)   Codes of Ethics of the Funds+

         (99)  (a)   Proxy card for the Target Fund++

               (b)   Proxy card for the Acquiring Fund++

           + Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14, File Nos. 333-123453 and 811-06471, filed with the Securities and Exchange Commission on May 5, 2005.

          ++    Filed herewith.

         +++ To be filed by further amendment.


ITEM 17. UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees that, if the Reorganization discussed in the registration statement closes, it shall file by post-effective amendment either a copy of the Internal Revenue Service private letter ruling applied for or an opinion supporting the tax matters discussed in the registration statement.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of New York, and the Sate of New York, on February 16, 2007.
                                        VAN KAMPEN TRUST FOR INVESTMENT
                                          GRADE MUNICIPALS

                                        By:   /s/ Ronald E. Robison
                                              ----------------------------------
                                               Ronald E. Robison
                                               President and Principal Executive
                                               Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURES              TITLE
               ----------              -----
PRINCIPAL EXECUTIVE OFFICER:

/s/ Ronald E. Robison                  President and Principal Executive Officer
-------------------------------------
Ronald E. Robison

PRINCIPAL FINANCIAL OFFICER:

/s/ James W. Garrett*                  Chief Financial Officer and Treasurer
--------------------------------------
James W. Garrett

TRUSTEES:

/s/ David C. Arch*                     Trustee
--------------------------------------
David C. Arch

/s/ Jerry D. Choate*                   Trustee
--------------------------------------
Jerry D. Choate

/s/ Rod Dammeyer*                      Trustee
--------------------------------------
Rod Dammeyer

/s/ Linda Hutton Heagy*                 Trustee
---------------------------------------
Linda Hutton Heagy

/s/ R. Craig Kennedy*                   Trustee
---------------------------------------
R. Craig Kennedy

/s/ Howard J Kerr*                      Trustee
---------------------------------------
Howard J Kerr

/s/ Jack E. Nelson*                     Trustee
---------------------------------------
Jack E. Nelson

/s/ Hugo F. Sonnenschein*               Trustee
---------------------------------------
Hugo F. Sonnenschein

/s/ Wayne W. Whalen*                     Trustee
---------------------------------------
Wayne W. Whalen

/s/ Suzanne H. Woolsey*                  Trustee
---------------------------------------
Suzanne H. Woolsey

------------------
* Signed by Lou Anne McInnis pursuant to a power of attorney filed herewith.
         /s/ Lou Anne McInnis                       February 16, 2007
         ----------------------------------------
         Lou Anne McInnis
         Attorney-in-Fact

                                  EXHIBIT INDEX

(2)   (c)      Amended and Restated By-Laws of the Registrant

(5)   (a)      Specimen share certificate for common shares of the Registrant

(5)   (b)      Specimen share certificate for preferred shares of the Registrant

(9)   (c)      Amendment to Custodian Contract

(11)  (a)      Consent of Skadden, Arps, Slate, Meagher & Flom LLP

(13)  (b)(ii)  Amendment to Auction Agency Agreement

(13)  (c)(ii)  Amendment to Broker Dealer Agreement

(16)           Power of Attorney

(17)  (a)      Code of Ethics of the Investment Adviser

(99)  (a)      Proxy Card for the Target Fund

(99)  (b)      Proxy Card for the Acquiring Fund